UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08690

MassMutual Premier Funds
(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT	06082
(Address of principal executive offices)	(Zip code)
Eric Wietsma 100 Bright Meadow Blvd., Enfield, CT	06082
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(860) 562-1000

Date of fiscal year end:	9/30/2017

Date of reporting period:	9/30/2017

Item 1. Reports to Stockholders.

MassMutual

Annual Report

MassMutual Premier Funds

September 30, 2017

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Premier Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Premier Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes that ever-changing market conditions have the potential to benefit individuals who maintain a long-term perspective on investing.”

September 30, 2017

Continued strength in U.S. markets benefits equity investors; global markets stabilize

I am pleased to present you with the MassMutual Premier Funds Annual Report, covering the year ended September 30, 2017 (the “fiscal year”). Domestic stocks enjoyed strong performance during the fiscal year, as investor sentiment was buoyed by campaign promises focused on tax reforms, infrastructure spending, health care reform, and the creation of American jobs. While the Trump administration and the Republican-led Congress struggled to turn campaign promises into policy realities, continued improving domestic economic data supported investor confidence during the fiscal year.

Foreign stocks also performed well for investors, as European markets stabilized significantly with Brexit concerns shifting to the actual details of executing Great Britain’s separation from the European Union. Asian markets also stabilized, even though geopolitical tensions in the region escalated due to China’s disputed expansion in the South China Sea, North Korea’s increased nuclear and missile arsenal, and lingering suspicions regarding Russia’s covert involvement in the American political process and its participation in Middle Eastern conflicts. Japan’s economic policies also appeared to be helping that country overcome its long-term economic challenges.

While equity markets added to an impressive string of consecutive quarters with positive results, investment-grade bond investors found it more difficult to generate satisfying returns during the period.

In MassMutual’s view, the ongoing uncertainties associated with investing in today’s markets validate the importance of taking a long-term perspective and not reacting to current events or short-term market changes. We also believe retirement investors who follow certain investment guidelines, such as the ones below, may increase their chances of reaching their retirement income goals.

Suggestions for retirement investors under any market conditions

Save as much as you can

There is no way to predict how the markets will perform. But you can control how often and how much you contribute to your retirement plan account. Contributing as much as you can and increasing your contribution level as often as possible may be one way to help you realize your retirement income goals.*

Invest in all market conditions

Many seasoned investors believe that retirement savers who can tolerate a market downturn have the potential to be rewarded by accumulating larger positions at more favorable prices (compared to those who do not invest during a down market). That’s why financial professionals often advise their clients to stay in the market, regardless of short-term results.

Retirement investors have time on their side

For most, saving and investing for retirement occurs over many decades. While most retirement investors may be familiar with market volatility, savvy investors know that adopting a long-term view of the markets can help them withstand all market conditions

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MassMutual Premier Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Monitor your asset allocation regularly – and diversify

Stocks, bonds, and short-term/money market investments typically (although not always) behave differently, depending on the economic and market environment. Each of these asset classes contains an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a retirement plan account that contains a mix of investment types and sub-categories.

Make informed choices and seek professional guidance

Many financial advisors suggest that retirement investors select an appropriate combination of investments that aligns with their retirement income goals. Doing so can help you withstand the inevitable ups and downs of the markets.

If you work with a financial professional, this may be an excellent time to contact him or her for assistance in assessing whether or not you:

•	may be saving enough for retirement based on your long-term needs;

•	are invested properly for all market conditions, based on your goals and objectives and where you are in your retirement planning journey; and

•	feel you are taking the right steps to help reduce your longevity risk, which is related to the possibility that you could “outlive” your retirement savings.

We’re people protecting people

MassMutual believes that nothing matters more than your safety and well-being. Our commitment has always been to help people financially protect their families and put themselves on the path to a more financially secure future. And that’s why we consistently encourage retirement investors to maintain a long-term view toward retirement investing, and avoid reacting to short-term market movements. We believe that ever-changing market conditions have the potential to benefit individuals who maintain a long-term perspective on investing. Thank you for your continued confidence in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Funds Investment Management Group as of 10/1/17 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Funds – Economic and Market Overview (Unaudited)

September 30, 2017

Market Highlights

•	U.S. stock investors enjoyed strong performance during the fiscal year, bolstered by a rally which started after the November 2016 U.S. presidential election.

•	Data throughout the period pointed to sustained improvements in the global economic environment.

•	Foreign markets rebounded over the past 12 months, even though geopolitical turbulence increased in some regions.

•	The Federal Reserve Board (the “Fed”) raised short-term interest rates three times during the reporting period and introduced a plan to shrink its balance sheet beginning in 2017.

•	Investment-grade bond investors struggled to break even during this annual reporting cycle.

Market Environment

U.S. stock investors enjoyed strong performance during the fiscal year ended September 30, 2017, bolstered by a rally which started after the November 2016 U.S. presidential election. All major domestic stock indexes registered positive returns during the period, though returns varied widely across asset classes and investment styles.

Following the surprising election of Donald J. Trump as the 45th President of the United States, investor sentiment was buoyed by campaign promises focused on tax reforms, infrastructure spending, health care reform, and the creation of American jobs. While the Trump administration and the Republican-led Congress struggled to turn campaign promises into policy realities, investor sentiment remained high through the end of the reporting period.

Consecutive improved quarterly earnings reports fueled strong investor sentiment. For each quarterly reporting cycle of this fiscal year, the majority of American corporations reported earnings and sales that beat forecasts. While the market generally acknowledges that stock valuations are high by historical standards, strong earnings and sales results appear to justify ongoing investor participation in equity markets.

Continued improving domestic economic data also supported investor confidence over the past 12 months. In 2017, the scope of improved economic data expanded to include developed international markets. European markets stabilized significantly as Brexit concerns shifted to the actual details of executing Great Britain’s separation from the European Union (EU). Prime Minister Teresa May triggered Article 50 of the Lisbon Treaty (which outlines the process for EU members to withdraw from the EU) on March 29, 2017 – setting the time frame for Britain to officially leave the EU as no later than April 2019. Continued German economic strength, bolstered by Angela Merkel’s re-election in September 2017, added stability to EU and global markets. Emmanuel Macron’s resounding victory in France’s May 2017 presidential election seemed to stem the populist political tide that had added turbulence to EU markets.

Asian markets also stabilized, even though geopolitical tensions in the region escalated due to China’s disputed expansion in the South China Sea, North Korea’s increased nuclear and missile arsenal, and lingering suspicions regarding Russia’s covert involvement in the American political process and its participation in Middle Eastern conflicts. China’s central bank managed to successfully navigate concerns about production declines, real estate, currency pricing, and the growing Chinese middle class. Japan’s economic policies also appeared to be helping that country overcome its long-term economic challenges.

The Fed continued to exert influence on domestic and global markets during this annual reporting cycle, but generally improving economic conditions muted that influence compared to previous years. The Fed raised short-term interest rates three times during the fiscal year – in December 2016 and in March and June of 2017. After starting the reporting period at 0.50%, the short-term interest rate is now 1.25%. The most recent minutes from the Fed’s Federal Open Market Committee forecast one more rate hike in 2017 and the possibility of three additional increases in 2018. In addition, the Fed introduced plans to begin selling down its balance sheet, bringing to an end the era of Quantitative Easing (i.e., the Fed’s program of encouraging economic growth by purchasing government bonds). It is particularly interesting to note that in previous years, the mere threat of a rate hike added turbulence to markets. During this reporting period, Fed actions did not negatively disrupt markets.

MassMutual Premier Funds – Economic and Market Overview (Unaudited) (Continued)

During the one-year period ended September 30, 2017, the technology-focused NASDAQ Composite® Index rose 23.68%, the S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 18.61%, the Dow Jones Industrial AverageSM grew 25.45%, and the Russell 2000® Index of small-capitalization stocks added 20.74%. Notably, this marks the second consecutive year these indexes logged double-digit returns. Domestic large-cap growth stocks outperformed for the reporting period, as the Russell 1000® Growth Index reported a 21.94% return.

In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, returned 19.10% for the fiscal year, more than doubling its return of 6.52% for the previous reporting year. Developing market companies also delivered another strong performance for the period, as the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose 22.46%.*

Investment-grade bond investors struggled to break even this fiscal year, as the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, ended the period essentially where it started, advancing only 0.07%. Market yields generally rose during the final months of 2016 and accelerated following last November’s U.S. presidential election. Since bond prices typically fall during periods of rising interest rates, this was a particularly challenging period of time for the bond market.

Yield on the 2-year U.S. Treasury bond rose 0.70% due to market influences and Fed action, ending the reporting period at 1.47%. Yield on the 10-year Treasury bond rose 0.73% for the period, rising early on in the post-election period and declined modestly for the rest of the period to end at 2.33%. With equity markets returning double-digit growth for the second consecutive year, high-yield corporate bonds outperformed other fixed income investments, as the Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the performance of fixed-rate, below-investment-grade debt securities from corporate sectors, delivered a return of 8.88%.*

With eight consecutive quarters of positive returns for the S&P 500 now in the history books – a feat seen only five times since 1928 – thoughtful investors are asking themselves how long this upward climb can continue. We remain convinced that a broadly diversified portfolio aligned to a long-term strategy is the retirement investor’s wisest course. When one side of the market enjoys outsized growth for a long period of time, portfolios may become overweight in one asset class. As we close out this fiscal year, it may be the right time to evaluate your portfolio to ensure that it matches your overall investment strategy and objectives.

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/17 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MassMutual Premier U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier U.S. Government Money Market Fund, and who is the Fund’s subadviser?

The Fund seeks current income consistent with preservation of capital and liquidity. Under normal circumstances, the Fund invests at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements fully collateralized by cash or U.S. government securities. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. The Fund’s subadviser is Barings LLC (Barings). The Fund seeks to maintain, but does not guarantee, a stable $1.00 share price. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 0.23%, underperforming the 0.64% return of the Citigroup 3-Month Treasury Bill Index (the “benchmark”), which measures the performance of the last three three-month Treasury bill month-end rates.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Short-term interest rates have started to move off their historical lows, as monetary policy has gradually started to tighten. LIBOR (London Interbank Offered Rate) rates increased over the last year due to Federal Reserve (the Fed”) rate hikes in March and June of 2017. One-month LIBOR increased 0.70% to 1.23% over the year and 3-month LIBOR increased 0.48% to 1.33%.

Last year, the Fund converted to a government-only fund from a prime fund. The Fund consists of United States government bonds and U.S. government agencies. The Fund bought a large amount of adjustable-rate agency paper in order to maximize yield while keeping the weighted average maturity at a manageable level. (Agency paper is debt issued by the federal government for financing purposes.) The adjustable-rate issues continued to provide an attractive yield advantage for the Fund, as the June rate hike sent LIBOR higher during the second quarter of 2017. The Fund does have some exposure to longer-dated fixed-maturity agency paper, but almost all of that paper matures within a month of the next potential Fed hike in December 2017. These instruments trade slightly cheaper than U.S. Treasury Bills.

The Weighted Average Maturity (WAM) of the Fund has dropped quite a bit in 2017, but the Weighted Average Life (WAL), which takes into account a bond’s final maturity date, has not dropped nearly as much. Much of the drop in WAM can be attributed to many more 1-month agency adjustable-rate issues (instead of 3-month adjustable-rate issues) being purchased in 2017, as the Fund tried to capitalize on the flattening between the 1- and 3-month LIBOR curve. The other component of the drop in WAM has been the Fund’s desire to keep fixed-rate purchases short of, or right around, any Fed meeting that might be in play. In the last 12 months, the Fed has increased interest rates three times. The decrease in WAM has allowed the Fund to react quickly to changing market conditions and to maintain its commitment to the objectives of stability and liquidity.

Subadviser outlook

Global growth prospects remain relatively sound. This has pushed government bond yields higher as market participants have begun to reappraise future monetary policy expectations across both domestic and international markets. Risk assets have performed well, suggesting, in our view, that investors are looking at better global growth.

We believe that the market is pricing in another interest rate hike from the Fed in December. The Fund is buying adjustable-rate agency paper when it makes sense and keeping most fixed-rate purchases short of the December Fed meeting. In a rising rate environment such as this, the WAM of the Fund should not rise meaningfully, and may even drop, as Fund management expects two to four more hikes in 2018 to potentially follow the highly anticipated December 2017 increase. As a way of protecting against these future interest rate hikes, the Fund plans to continue to purchase adjustable-rate paper and short fixed-rate paper.

MassMutual Premier U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier U.S. Government Money Market Fund Portfolio Characteristics (% of Net Assets) on 9/30/17

Short-Term Investments and Other Assets and Liabilities	100.0%

Net Assets	100.0%

MassMutual Premier U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier U.S. Government Money Market Fund Class R5 and the Citigroup 3-Month Treasury Bill Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	0.23%	0.05%	0.37%
Citigroup 3-Month Treasury Bill Index	0.64%	0.19%	0.42%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup 3-Month Treasury Bill Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Treasury bills are backed by the U.S. government and offer a fixed rate of return, while the Fund's shares are not guaranteed. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

You could lose money by investing in the MassMutual Premier U.S. Government Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 2.36%, outperforming the 0.27% return of the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the “benchmark”), which measures the performance of the U.S. Treasury and U.S. Agency Indexes with maturities of 1-3 years, including Treasuries and U.S. agency debentures. It is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, an allocation to corporate bonds was the primary positive contributor to Fund performance. Investment-grade and high-yield bonds rated BB also contributed. Banking and leasing companies were the best-performing sub-sectors. U.S. money centers and regional banks represented attractive income opportunities with good fundamentals.

Asset-backed securities (ABS) were the primary contributor to performance within the securitized sector, largely due to allocations to government-guaranteed FFELP student loans and whole business franchise receivables. The Fund maintained a 25% allocation to ABS over the period, as the sector has a natural liquidity profile, paying down monthly, and remains attractive on a relative basis to other asset classes.

On the downside, an underweight, relative to the benchmark, to U.S. Agency debentures detracted from performance over the period. The sector offers little income and the Fund has been underweight over the last year. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.)

The Fund uses derivative instruments for yield curve, duration, downside hedging and to gain exposures. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) Performance from derivatives detracted from full-year returns over the last year.

Subadviser outlook

In our view, global growth prospects remain relatively sound. This has pushed government bond yields higher, as market participants have begun to reappraise future monetary policy expectations across both domestic and international markets. Risk assets have performed well, suggesting that investors are looking at better global growth.

With this in mind, the Fund is focusing on yield opportunities away from Treasury and government bonds. We believe that ABS are attractive, relative to other shorter-duration fixed-income asset classes. The natural liquidity profile from monthly principal paydowns provides a frequent source of income. We believe that corporate fundamentals are improving and should continue with a tailwind from a weaker U.S. dollar and strong forecasted global earnings. For now, economic and market volatility remains subdued, but we believe it could pick up as global central banks become more hawkish, suggesting that “credit picking” will continue to trump sector rotation strategies.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/17

Corporate Debt	44.7%
Non-U.S. Government Agency Obligations	31.8%
U.S. Treasury Obligations	2.4%
U.S. Government Agency Obligations and Instrumentalities	0.3%
Purchased Options	0.2%
Municipal Obligations	0.0%

Total Long-Term Investments	79.4%
Short-Term Investments and Other Assets and Liabilities	20.6%

Net Assets	100.0%

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	2.36%	1.80%	3.35%
Service Class	2.24%	1.69%	3.29%
Administrative Class	2.14%	1.62%	3.20%
Class A	1.81%	1.34%	2.94%
Class A (sales load deducted)*	-1.76%	0.62%	2.57%
Class R3	1.70%	1.16%	2.68%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index	0.27%	0.65%	1.79%

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class I and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 12/3/10 - 9/30/17
Class I	2.47%	1.92%	2.32%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index	0.27%	0.65%	0.77%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 3.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class R4 and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class R4	1.95%	1.62%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index	0.27%	0.76%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned -0.51%, outperforming the -0.73% return of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), which measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury. It is a subset of the Global Inflation-Linked Index (Series-L).

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, U.S. TIPS outperformed across various maturities. Inflation breakeven rates to Treasury rates experienced mixed moves during the year, given concerns about future interest rate hikes as well as the Federal Reserve’s (the “Fed”) balance sheet unwind. Breakeven inflation rates are the rates of inflation that need to prevail for TIPS to break even to nominal Treasuries. The “balance sheet unwind” refers to the Fed’s announcement that it would begin selling down its balance sheet, thus ending the era of Quantitative Easing (i.e., the Fed’s program of encouraging economic growth by purchasing government bonds).

Consumer prices, as measured by the U.S. Bureau of Labor Statistics, were up year over year, as unadjusted Headline CPI came in at 1.9%, up from 1.1%. (CPI measures changes in the price of a market basket of consumer goods and services; Core CPI does not include food and energy prices. Headline CPI includes food and energy.) While shelter costs continued to be a major driver of core inflation, the headline year-over-year increase was driven in large part by rising energy prices. Core CPI decreased to 1.7%, down from 2.3%.

TIPS positioning in aggregate contributed to Fund performance during the period. Underweight positioning in shorter-maturity inflation securities, relative to the benchmark, also proved beneficial.

In addition to TIPS, the Fund also invested in high-quality income-producing securities, including asset-backed and money market securities. The income earned by these asset classes contributed positively during the reporting period. Asset-backed securities were the main driver of performance. Security selections in auto loans and student loans within the ABS sector were the primary contributors. An allocation to high-quality commercial paper also helped performance. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.)

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

The Fund may use derivative instruments for yield curve and duration management, and for replicating cash bonds and gaining market exposure in order to implement manager views. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) During the period, the use of derivatives detracted from performance.

Subadviser outlook

The September Federal Open Market Committee (FOMC) statement indicated that the labor market has continued to strengthen and economic activity has been rising moderately. Members continued to expect inflation to remain somewhat below 2 percent in the near term, but to stabilize around the Committee’s 2 percent objective over the medium term. With inflation below 2 percent, the Committee maintained the target range for the federal funds rate at 1 to 1 1⁄4 percent. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.)

We remain opportunistic on the TIPS market, given the potentially improving outlook for U.S. tax reform. That being said, we continue to proceed with caution, as implementation of the FOMC balance sheet normalization process – set to begin in October 2017 – could impact potential future interest rate hikes.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 9/30/17

U.S. Treasury Obligations	95.1%
Non-U.S. Government Agency Obligations	32.0%
Corporate Debt	3.5%
U.S. Government Agency Obligations and Instrumentalities	0.7%
Purchased Options	0.2%
Municipal Obligations	0.0%

Total Long-Term Investments	131.5%
Short-Term Investments and Other Assets and Liabilities	(31.5)%

Net Assets	100.0%

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	-0.51%	0.07%	3.82%
Service Class	-0.63%	-0.03%	3.72%
Administrative Class	-0.67%	-0.12%	3.59%
Class A	-0.92%	-0.35%	3.40%
Class A (sales load deducted)*	-5.62%	-1.32%	2.90%
Class R3	-1.09%	-0.55%	3.14%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	-0.73%	0.02%	3.90%

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class I and the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 3/1/11 - 9/30/17
Class I	-0.41%	0.19%	2.90%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	-0.73%	0.02%	2.74%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class R4 and the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class R4	-0.84%	1.64%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	-0.73%	1.87%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Core Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 1.21%, outperforming the 0.07% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, the Fund’s overweight allocation, relative to the benchmark, to investment-grade corporate bonds was the primary contributor to performance. Within that sector, an overweight stake in insurance was the primary driver of performance, as insurance companies continued to improve their earnings and capital positions. Security selection in the banking sector also benefited returns, and the Fund held an underweight stake in that sector.

An overweight to ABS was the primary contributor within the securitized sector, largely due to Fund holdings in government-guaranteed FFELP student loans. A small allocation to whole business franchise receivables also benefitted the ABS sector. Agency MBS positively contributed to performance. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) Positioning in lower-coupon securities during the beginning of the period and rotating into higher coupons later helped performance. The Fund successfully navigated between 30- and 15-year mortgages over the period, based on relative value pricing, which benefited full-year returns.

An overweight in the energy sector detracted from the Fund’s full-year performance. The Fund held positions in the pipeline and drilling sub-sectors, as these companies are diversified and less sensitive to the spot price of oil. A slight underweight to taxable municipal bonds also detracted from performance. The Fund managed to stay away from headline names in the municipal market, but overall, sector performance lagged, relative to the benchmark.

The Fund uses derivative instruments for yield curve, duration, downside hedging and to gain exposures. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) They may also be used as a substitute for a direct investment. In aggregate, these positions detracted from performance over the year.

Subadviser outlook

In our view, global growth prospects remain relatively sound. This has pushed government bond yields higher, as market participants have begun to reappraise future monetary policy expectations across both domestic and international markets. Risk assets have performed well, suggesting that investors are looking at better global growth.

With this in mind, the Fund is focusing on yield opportunities away from Treasury and government bonds. We believe that ABS are attractive, relative to other shorter-duration fixed-income asset classes. The natural liquidity profile from monthly principal paydowns provides a frequent source of income. We believe that corporate fundamentals are improving and should continue with a tailwind from a weaker U.S. dollar and strong forecasted global earnings. For now, economic and market volatility remains subdued, but we believe it could pick up as global central banks become more hawkish, suggesting that “credit picking” will continue to trump sector rotation strategies.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Core Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/17

Corporate Debt	36.0%
Non-U.S. Government Agency Obligations	28.2%
U.S. Government Agency Obligations and Instrumentalities	25.2%
U.S. Treasury Obligations	7.8%
Sovereign Debt Obligations	0.7%
Municipal Obligations	0.6%
Preferred Stock	0.3%
Purchased Options	0.2%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	1.21%	2.23%	4.58%
Service Class	1.15%	2.14%	4.54%
Administrative Class	1.02%	2.03%	4.42%
Class A	0.78%	1.79%	4.17%
Class A (sales load deducted)*	-4.01%	0.80%	3.66%
Class R3	0.64%	1.58%	3.93%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.06%	4.27%

Hypothetical Investments in MassMutual Premier Core Bond Fund Class I and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 12/3/10 - 9/30/17
Class I	1.32%	2.35%	3.60%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.06%	3.18%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class R4 and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class R4	0.84%	2.45%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.96%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Diversified Bond Fund, and who is the Fund’s subadviser?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 2.02%, outpacing the 0.07% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, an out-of-benchmark allocation to high-yield corporate bonds was the greatest contributor to the Fund’s performance, followed by an overweight allocation, relative to the benchmark, to investment-grade corporate bonds. Within corporate bonds, banking was the best performing sub-sector. The Fund’s holdings in that sub-sector have been in money center banks with good capital profiles. Fund management reduced the Fund’s allocation to banks during the period, as the sector performed well over the last several years.

An overweight to ABS was the primary positive contributor in the securitized sector, largely due to Fund holdings in government-guaranteed FFELP student loans, which outperformed. Agency MBS contributed positively to performance. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) Rotating from lower-coupon securities to up-in-coupon positioning during the year benefited the Fund. The Fund successfully navigated between 30- and 15-year mortgages over the period, based on relative value pricing, which also benefited full-year returns.

A slight underweight to taxable municipal bonds detracted from performance. The Fund managed to stay away from headline names in the municipal market, but overall sector performance lagged relative to the benchmark. Short-weighted average life collateral loan obligations (CLOs) rated AAA were a modest detractor from performance during the year.

The Fund uses derivative instruments for yield curve, duration, downside hedging and to gain exposures. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) They may also be used as a substitute for a direct investment. In aggregate, these positions detracted from performance over the year.

Subadviser outlook

In our view, global growth prospects remain relatively sound. This has pushed government bond yields higher, as market participants have begun to reappraise future monetary policy expectations across both domestic and international markets. Risk assets have performed well, suggesting that investors are looking at better global growth.

With this in mind, the Fund is focusing on yield opportunities away from Treasury and government bonds. We believe that ABS are attractive, relative to other shorter-duration fixed-income asset classes. The natural liquidity profile from monthly principal paydowns provides a frequent source of income. We believe that corporate fundamentals are improving and should continue with a tailwind from a weaker U.S. dollar and strong forecasted global earnings. For now, economic and market volatility remains subdued, but we believe it could pick up as global central banks become more hawkish, suggesting that “credit picking” will continue to trump sector rotation strategies.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Diversified Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/17

Corporate Debt	40.1%
Non-U.S. Government Agency Obligations	28.9%
U.S. Government Agency Obligations and Instrumentalities	21.1%
U.S. Treasury Obligations	5.1%
Sovereign Debt Obligations	0.9%
Purchased Options	0.3%
Municipal Obligations	0.2%
Preferred Stock	0.1%
Warrants	0.0%
Common Stock	0.0%

Total Long-Term Investments	96.7%
Short-Term Investments and Other Assets and Liabilities	3.3%

Net Assets	100.0%

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	2.02%	2.82%	4.69%
Service Class	1.89%	2.72%	4.68%
Administrative Class	1.78%	2.62%	4.63%
Class A	1.43%	2.35%	4.37%
Class A (sales load deducted)*	-3.38%	1.36%	3.87%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.06%	4.27%

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class I and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 12/3/10 - 9/30/17
Class I	2.16%	3.13%	4.53%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.06%	3.18%

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class R4, Class R3, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class R4	1.57%	2.76%
Class R3	1.41%	2.50%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.96%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any NRSRO (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 10.08%, outperforming the 8.88% return of the Bloomberg Barclays U.S. Corporate High-Yield Bond Index (the “benchmark”), which measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, puttable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, the Fund’s energy holdings led the outperformance relative to the benchmark as a result of prudent credit selection within the sector. Fund holdings that were top contributors in that sector included Caelus Energy, Fieldwood Energy, and Kosmos Energy – each of which produced double-digit returns for the year.

The communications and consumer non-cyclical sectors also contributed to the Fund’s relative outperformance, thanks largely to credit selection. Also contributing to the Fund’s relative returns was its underweight position, relative to the benchmark, in each category. Basic industry and other industrials were both detractors from relative performance, primarily due to a few specific credits and not an overall secular trend within the industry.

From a ratings perspective, the Fund outperformed the benchmark in each category, primarily due to strong credit selection, while the Fund’s weighting, compared to the benchmark, had a modestly positive impact.

At the holdings level, the Fund’s top three performing credits were Sprint, the fourth-largest wireless operator in the U.S; Caelus Energy, a privately held exploration and production energy company with operations focused in the North Slope of Alaska; and Fieldwood Energy, a private exploration and production company with operations focused in the Gulf of Mexico.

The three largest detractors from Fund performance were Appvion Inc., which makes coated paper products, including carbonless, thermal and security papers; Jupiter Resources, a western Canadian natural gas producer; and Level 3 Communications, a facilities-based provider of a broad range of integrated communications services.

Subadviser outlook

Throughout the remainder of 2017, we will continue to monitor developments in key areas, including tax reform, Federal Reserve policy changes, and global economic growth. With volatility at historic lows, our view is that bouts of volatility could enter the market in the coming months. As always, we will look to any market dislocations to capture relative value opportunities generated from our active and rigorous approach to credit selection.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier High Yield Fund Portfolio Characteristics (% of Net Assets) on 9/30/17

Corporate Debt	91.2%
Bank Loans	4.2%
Preferred Stock	0.3%
Common Stock	0.0%

Total Long-Term Investments	95.7%
Short-Term Investments and Other Assets and Liabilities	4.3%

Net Assets	100.0%

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	10.08%	7.60%	7.38%
Service Class	9.93%	7.53%	7.32%
Administrative Class	9.79%	7.40%	7.17%
Class A	9.51%	7.12%	6.90%
Class A (sales load deducted)*	3.22%	5.86%	6.27%
Class R3	9.43%	6.93%	6.65%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	8.88%	6.36%	7.84%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class I and the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 3/1/11 - 9/30/17
Class I	10.22%	7.74%	8.13%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	8.88%	6.36%	6.85%

Hypothetical Investments in MassMutual Premier High Yield Fund Class R4 and the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class R4	9.66%	5.20%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	8.88%	5.12%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Balanced Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities, and money market instruments. The Fund invests across different asset classes (U.S. equity securities, international equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the four segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 13.17%, underperforming, by a wide margin, the 18.61% return of the S&P 500® Index (“the stock component’s benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market – and significantly underperforming the 19.10% return of the MSCI EAFE Index (“the international component’s benchmark”), which measures the performance of the large-and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Fund substantially outperformed the 0.07% return of the Bloomberg Barclays U.S. Aggregate Bond Index (“the bond component’s benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities. Additionally, the Fund’s Class R5 shares outperformed the 10.92% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; and outperformed the 10.98% return of the Custom Balanced Index, which comprises the stock component’s benchmark, the bond component’s benchmark, and the international component’s benchmark. The weightings of each index in the Custom Balanced Index are 50%, 40% and 10%, respectively.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s stock component performance

For the year ended September 30, 2017, the Fund’s overweight allocation to stocks, relative to bonds, helped overall performance, as equities significantly outperformed fixed-income investments during the period. Profits being generated by stocks, relative to their prices, were unusually high (relative to fixed-income alternatives), which was the primary reason for the Fund’s overweight allocation to equities. Hurting performance for the year was the stock component’s overweight position in the pharmaceutical industry, one of the worst-performing industries in the S&P 500 Index. The Fund was overweight, relative to the stock component’s benchmark, in the semiconductor industry during most of the period. Semiconductor stocks were laggards for most of the year, but changes in chip demand for artificial intelligence and a bevy of new products increased their sales and profits. During the period, the stock component held an overweight stake in Lam Research, the semiconductor equipment maker; and Micron Technology, the memory chip maker. Both Fund holdings added to full-year returns. The stock component used derivative instruments during the period, which modestly contributed to performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser discussion of factors that contributed to the Fund’s bond component performance

In our fixed-income investments, an overweight to investment-grade corporate bonds, relative to the bond component’s benchmark, was the primary contributor to performance during the year. Within this sector, an overweight to insurance was the primary driver of performance. ABS were solid contributors, as was the bond component’s underweight to Agency MBS. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) The Fund managed to stay away from headline names in the taxable municipal market, but overall, sector performance lagged relative to the bond component’s benchmark. The fixed-income portion of the Fund uses derivative instruments for yield curve, duration, downside hedging and to gain exposures. In aggregate, these positions detracted from performance for the year.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

We have taken the opinion of “what’s good is good,” meaning that if a company is showing good margins and earnings, we will take that at face value, particularly when others are skeptical. Currently, we believe there is pervasive skepticism in the financial sector. However, profits are up, loan losses are down, and the return on capital is rising. In our view, these are usually good signs for the banking sector – and we believe that the sector will be rewarded with higher multiples, such as higher price-to-earnings ratios. The skeptics believe that the business model is broken so “good is not good.” We disagree with the skeptics and think that our analysis will help us identify which is which. We believe that in order to profit from this growth, it is necessary to invest in companies, not trade them. We intend to maintain the Fund’s overweight stake in equities for the remainder of this business cycle, which we believe may be longer than previous cycles due to management conservatism.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Balanced Fund Portfolio Characteristics (% of Net Assets) on 9/30/17

Common Stock	64.5%
Mutual Funds	9.1%
Corporate Debt	8.9%
Non-U.S. Government Agency Obligations	7.7%
U.S. Government Agency Obligations and Instrumentalities	6.6%
U.S. Treasury Obligations	2.3%
Sovereign Debt Obligations	0.2%
Municipal Obligations	0.2%
Preferred Stock	0.1%
Purchased Options	0.1%
Rights	0.0%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Balanced Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the MSCI EAFE Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	13.17%	8.76%	6.04%
Service Class	13.11%	8.62%	5.88%
Administrative Class	12.91%	8.48%	5.73%
Class A	12.78%	8.24%	5.49%
Class A (sales load deducted)*	6.29%	6.97%	4.87%
S&P 500 Index#	18.61%	14.22%	7.44%
MSCI EAFE Index	19.10%	8.38%	1.34%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.06%	4.27%
Lipper Balanced Fund Index	10.92%	8.23%	5.25%
Custom Balanced Index	10.98%	8.78%	5.99%

Hypothetical Investments in MassMutual Premier Balanced Fund Class I, Class R4, Class R3, the S&P 500 Index, the MSCI EAFE Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	13.39%	7.09%
Class R4	12.88%	6.60%
Class R3	12.58%	6.35%
S&P 500 Index#	18.61%	11.15%
MSCI EAFE Index	19.10%	3.69%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.96%
Lipper Balanced Fund Index	10.92%	6.29%
Custom Balanced Index	10.98%	7.17%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the MSCI EAFE Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Value Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies. The Fund invests primarily in common stocks of companies with varying market capitalizations that the Fund’s subadviser believes are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadviser currently focuses on securities of larger size companies. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 17.55%, outperforming the 15.12% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted. The Fund’s Class R5 shares’ 17.55% return underperformed the 18.61% return of the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, the Fund outperformed the benchmark, largely due to stock selection in the information technology, industrials, and telecommunication services sectors. Underperforming sectors included health care, materials, and financials, primarily as a result of stock selection.

Fund holdings that were top individual contributors included financials stocks Bank of America Corp. and JP Morgan Chase & Co.; and XPO Logistics, Inc., in the industrials sector. Bank stocks drove the lion’s share of performance in financials this reporting period, benefiting from investments in Bank of America and JP Morgan Chase & Co. The prospect of tax and regulatory reform and a steeper yield curve led investors to wager that returns on equity would improve for the group; this sent price-to-book multiples higher. XPO Logistics is a vertically integrated logistics company providing both freight brokerage and trucking services. Shares of XPO were up strongly due to solid margin improvement after integrating the 2015 acquisition of trucking company Con-Way.

Fund holdings that were detractors from performance included Teva Pharmaceutical Industries Ltd. (health care), Nielsen Holdings (industrials), and Rite Aid Corp. (consumer staples). The Fund exited its position in all three holdings. Teva, a global provider of generic and specialty pharmaceuticals, detracted from performance on concerns over generic competition for its multiple sclerosis drug, Copaxone. Drugstore operator Rite Aid is the target of an acquisition by Walgreen Boots Alliance Inc., and has seen the terms of the deal reduced as revenue and earnings targets have come in below plan. Nielsen declined early in the period after reporting a third-quarter miss and lowering its 2016 earnings-per-share guidance.

Subadviser outlook

Overall, 2017 has so far been another strong year for U.S. equities. While valuations are above normal levels for the market as a whole, in our view, there are attractively valued opportunities we can still take advantage of. This year has been characterized by improving global economic activity and we believe those trends will continue through the end of the year. As bottom-up value investors, we believe there are still attractively valued stocks that can benefit from these positive trends.

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Value Fund Largest Holdings (% of Net Assets) on 9/30/17

Bank of America Corp.	4.9%
JP Morgan Chase & Co.	4.7%
Chevron Corp.	3.1%
Edison International	2.8%
Suncor Energy, Inc.	2.6%
UnitedHealth Group, Inc.	2.6%
Citigroup, Inc.	2.5%
Pfizer, Inc.	2.2%
American International Group, Inc.	2.0%
Lockheed Martin Corp.	2.0%

29.4%

MassMutual Premier Value Fund Sector Table (% of Net Assets) on 9/30/17

Financial	31.3%
Consumer, Non-cyclical	16.9%
Industrial	11.6%
Energy	10.2%
Consumer, Cyclical	9.2%
Technology	7.9%
Utilities	4.5%
Communications	4.5%
Mutual Funds	3.4%
Basic Materials	1.7%

Total Long-Term Investments	101.2%
Short-Term Investments and Other Assets and Liabilities	(1.2)%

Net Assets	100.0%

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	17.55%	12.35%	4.87%
Service Class	17.39%	12.24%	4.76%
Administrative Class	17.29%	12.12%	4.65%
Class A	17.02%	11.83%	4.37%
Class A (sales load deducted)*	10.30%	10.52%	3.75%
Class R3	16.83%	11.61%	4.10%
Russell 1000 Value Index#	15.12%	13.20%	5.92%
S&P 500 Index	18.61%	14.22%	7.44%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class I, Class R4, the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	17.59%	8.25%
Class R4	17.09%	7.76%
Russell 1000 Value Index#	15.12%	8.74%
S&P 500 Index	18.61%	11.15%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

# Benchmark.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Disciplined Value Fund, and who is the Fund’s subadviser?

The Fund seeks to create a diversified portfolio of equity securities in order to outperform the total return performance of its benchmark, the Russell 1000® Value Index*. Under normal circumstances, the Fund invests mainly in common stocks of companies that the Fund’s subadviser considers to be undervalued. The Fund will normally invest in common stocks of companies with market capitalizations of at least $200 million at the time of purchase. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 17.38%, outperforming the 15.12% return of the Russell 1000 Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, the Fund had increasing allocations to the financial sector, as it had shown fundamental improvement; and underweight allocations, relative to the benchmark, to the energy sector. Both of these decisions added to the Fund’s full-year performance. The Fund was overweight in the semiconductor industry during most of the period. Semiconductor stocks were laggards for most of the year, but changes in chip demand for artificial intelligence and a bevy of new products increased their sales and profits. During the period, the Fund held an overweight stake in Lam Research, the semiconductor equipment maker; and Micron Technology, the memory chip maker. Both of these Fund holdings added to full-year returns.

The Fund lost the most relative performance over the reporting period due to its overweight position in Frontier Communications, the cable company. This Fund holding had been generating tremendous cash flow, but the company is heavily indebted due to a recent acquisition of Verizon’s fixed-line assets in a few large states – a transaction that the market is skeptical of.

Subadviser outlook

We remain constructive on the equity markets and believe they will continue to perform well relative to fixed income portfolios. While some may feel that stocks are fully valued, and in some cases that may be true, we believe the current environment of synchronized global economic growth provides a tail wind to equity investors. Margins remain extraordinarily high due to low wage cost. This has been the hallmark of the equity market for the past 15 years, and it remains so today. Sceptics have believed that margins would collapse for years, but for the most part, it has paid to be a believer. We expect to remain fully invested in the broad market while seeking to outperform through our process of identifying and overweighting those companies that we feel are positioned well to produce above market returns.

*	The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 1000® Value Index and Russell® are trademarks of the Frank Russell Company.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Disciplined Value Fund Largest Holdings (% of Net Assets) on 9/30/17

JP Morgan Chase & Co.	3.2%
Bank of America Corp.	2.8%
Exxon Mobil Corp.	2.6%
AT&T, Inc.	2.5%
The Procter & Gamble Co.	2.0%
Citigroup, Inc.	2.0%
Wells Fargo & Co.	1.8%
Berkshire Hathaway, Inc. Class B	1.8%
Intel Corp.	1.6%
Johnson & Johnson	1.6%

21.9%

MassMutual Premier Disciplined Value Fund Sector Table (% of Net Assets) on 9/30/17

Financial	33.4%
Consumer, Non-cyclical	17.1%
Consumer, Cyclical	9.6%
Industrial	8.7%
Communications	7.9%
Energy	7.5%
Technology	7.4%
Utilities	6.5%
Basic Materials	2.3%

Total Long-Term Investments	100.4%
Short-Term Investments and Other Assets and Liabilities	(0.4)%

Net Assets	100.0%

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	17.38%	12.95%	5.59%
Service Class	17.19%	12.84%	5.48%
Administrative Class	17.08%	12.70%	5.35%
Class A	16.74%	12.41%	5.08%
Class A (sales load deducted)*	10.03%	11.09%	4.46%
Class R3	16.62%	12.22%	4.82%
Russell 1000 Value Index	15.12%	13.20%	5.92%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Value Fund Class I, Class R4, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	17.43%	8.22%
Class R4	16.94%	7.74%
Russell 1000 Value Index	15.12%	8.74%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Main Street Fund, and who is the Fund’s subadviser?

The Fund seeks a high total return by investing primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser currently focuses on “large capitalization” issuers, which are considered to be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although it may purchase stocks of companies with any market capitalization. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 19.40%, outperforming the 18.61% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, the Fund outperformed the benchmark primarily within the energy and information technology sectors due to stock selection – and in the financials sector due to an overweight position, relative to the benchmark. The Fund underperformed the benchmark in the industrials and materials sectors as a result of stock selection.

Fund holdings that were top individual contributors to full-year returns included information technology stocks Apple, Inc. and Alphabet, Inc.; and Citigroup, Inc. in the financials sector. Despite three years of only modest iPhone feature upgrades, the market’s attention rapidly shifted to the potential for a significant iPhone 8 cycle in the fall, with new screens and wireless charging capabilities. These compelling features came at the same time as the growing installed base of iPhone users (who have held on to their existing phones for longer and longer) and set the stage for an acceleration in Apple’s business. Alphabet, the holding company of Google, reported solid results that fueled a rerating of the company. Alphabet continued to steadily monetize its rich asset base. The company is a leader in online ad spending, online video, location-based services, and cloud services; it also has the largest mobile operating system in the world. Citigroup continued to benefit from optimism around reduced regulatory scrutiny as a result of newly appointed government regulators who appear to have adopted a more favorable stance toward large banks. This was confirmed after the annual stress test, where Citi not only passed, but was given the green light to return much of its excess capital to shareholders through dividends (which it doubled) and share repurchases.

Fund holdings that detracted from performance included consumer discretionary stock AutoZone, Inc. and industrials holdings General Electric Co. and Nielsen Holdings plc. During AutoZone’s fiscal third quarter, there was further deceleration of comparable store sales, which came in below expectations. This further highlighted that the company may be running at a lower earnings-per-share growth rate in the near term (mid-single-digit to high-single-digit) versus the double-digit growth previously seen, as comparisons are slower and some margin headwinds weigh on earnings. The slowdown appears to be industry wide, as its key competitors have also experienced decelerations. Given the shadow that Amazon is casting in U.S. retail, multiples for AutoZone and its peers have compressed, as fears of share losses and price compression at the hands of Amazon have gotten extreme. General Electric declined in the second quarter after the company delivered yet another uninspiring earnings report in April. Nielsen reduced its 2016 outlook as its Developed Market business faced challenges, particularly in consulting services. Management stated that their consumer-packaged goods (CPG) customers are cutting expenses and these services are unlikely to be renewed, representing ~$150 million of lower margin revenue relative to the company’s total of $6 billion. It is worth noting that over two-thirds of the company’s profitability comes from its Watch segment.

Subadviser outlook

At the moment, our view is that the U.S. economy is continuing its “slow and steady” growth. We believe that this is being driven by favorable employment, wage, and inflation data, while home prices and innovation also continue to help drive the economy.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

Volatility in the markets has been unusually low thus far in 2017. We expect heightened uncertainty to eventually return to the equity markets. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher-quality companies – with greater consistency and stability of revenue and earnings – leading to relatively better stock performance of those companies. We think focusing on companies with economic moats and skilled management teams could position the Fund well, should this environment materialize.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Main Street Fund Largest Holdings (% of Net Assets) on 9/30/17

Apple, Inc.	5.1%
Alphabet, Inc. Class C	4.4%
Citigroup, Inc.	3.3%
Merck & Co., Inc.	3.1%
Comcast Corp. Class A	3.0%
PepsiCo, Inc.	2.7%
Facebook, Inc. Class A	2.6%
Berkshire Hathaway, Inc. Class B	2.4%
UnitedHealth Group, Inc.	2.4%
Suncor Energy, Inc.	2.3%

31.3%

MassMutual Premier Main Street Fund Sector Table (% of Net Assets) on 9/30/17

Consumer, Non-cyclical	24.6%
Financial	20.6%
Communications	13.4%
Technology	10.4%
Industrial	9.6%
Consumer, Cyclical	7.7%
Energy	6.2%
Utilities	3.2%
Basic Materials	2.4%
Mutual Funds	0.6%

Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%

Net Assets	100.0%

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Main Street Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	19.40%	13.81%	6.89%
Service Class	19.21%	13.73%	6.82%
Administrative Class	19.07%	13.61%	6.67%
Class A	18.88%	13.31%	6.41%
Class A (sales load deducted)*	12.05%	11.98%	5.78%
Class R3	18.69%	13.10%	6.14%
S&P 500 Index	18.61%	14.22%	7.44%

Hypothetical Investments in MassMutual Premier Main Street Fund Class I, Class R4, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	19.50%	11.08%
Class R4	19.02%	10.60%
S&P 500 Index	18.61%	11.15%

GROWTH OF $10,000 INVESTMENT FOR PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Disciplined Growth Fund, and who is the Fund’s subadviser?

The Fund seeks to create a diversified portfolio of equity securities in order to outperform the total return performance of its benchmark, the Russell 1000® Growth Index*. Under normal circumstances, the Fund invests mainly in common stocks of companies that the Fund’s subadviser believes offer the potential for long-term growth. The Fund will normally invest in common stocks of companies with market capitalizations of at least $200 million at the time of purchase. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 22.27%, outperforming the 21.94% return of the Russell 1000 Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, the Fund’s overweight allocation, relative to the benchmark, to the automobile dashboard maker Visteon helped to drive performance. Fund holding Visteon has been increasing its market share (along with margins and profitability) because they have an open-source solution for in-vehicle services, like music and GPS. This lets the manufacturer put in whatever services they want, which is a big plus in an age when most drivers use Waze or Google for navigation purposes. Visteon has a huge backlog of orders for this new system. Its stock price was up 63% over the period, which significantly contributed to the Fund’s full-year performance.

On the downside, the Fund lost the most, relative to the benchmark, due to internet stocks such as Netflix, Amazon, and Facebook. These Fund holdings, which have had exceptional growth rates, are expensive relative to the market. Fund management favors these businesses, but the Fund held an underweight position in these stocks due to their high valuations – and that hurt the Fund’s full-year performance.

Subadviser outlook

We remain constructive on the equity markets and believe they will continue to perform well relative to fixed income portfolios. While some may feel that stocks are fully valued, and in some cases that may be true, we believe the current environment of synchronized global economic growth provides a tail wind to equity investors. Margins remain extraordinarily high due to low wage cost. This has been the hallmark of the equity market for the past 15 years, and it remains so today. Sceptics have believed that margins would collapse for years, but for the most part, it has paid to be a believer. We expect to remain fully invested in the broad market while seeking to outperform through our process of identifying and overweighting those companies that we feel are positioned well to produce above market returns.

*	The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 1000® Growth Index and Russell® are trademarks of the Frank Russell Company.

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Disciplined Growth Fund Largest Holdings (% of Net Assets) on 9/30/17

Apple, Inc.	6.5%
Microsoft Corp.	5.0%
Facebook, Inc. Class A	3.8%
Alphabet, Inc. Class C	2.5%
Amazon.com, Inc.	2.2%
Alphabet, Inc. Class A	2.1%
The Boeing Co.	1.7%
Comcast Corp. Class A	1.5%
The Home Depot, Inc.	1.4%
Celgene Corp.	1.3%

28.0%

MassMutual Premier Disciplined Growth Fund Sector Table (% of Net Assets) on 9/30/17

Technology	26.6%
Consumer, Non-cyclical	20.0%
Communications	18.0%
Industrial	13.3%
Consumer, Cyclical	11.2%
Financial	8.5%
Basic Materials	2.5%
Energy	0.7%

Total Long-Term Investments	100.8%
Short-Term Investments and Other Assets and Liabilities	(0.8)%

Net Assets	100.0%

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	22.27%	14.86%	8.78%
Service Class	22.15%	14.76%	8.70%
Administrative Class	21.95%	14.63%	8.56%
Class A	21.73%	14.33%	8.28%
Class A (sales load deducted)*	14.73%	12.98%	7.65%
Russell 1000 Growth Index	21.94%	15.26%	9.08%

Hypothetical Investments in MassMutual Premier Disciplined Growth Fund Class I, Class R4, Class R3, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	22.32%	11.69%
Class R4	21.80%	11.20%
Class R3	21.52%	10.91%
Russell 1000 Growth Index	21.94%	12.85%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Small Cap Opportunities Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small-cap companies. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 22.99%, outperforming the 20.74% return of the Russell 2000® Index (the “benchmark”), which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, the Fund’s outperformance versus the benchmark stemmed largely from stock selection in the energy, information technology, and real estate sectors. The Fund underperformed the benchmark in the health care and utilities sectors, due largely to stock selection, and in the financials sector because of an underweight position, relative to the benchmark.

Fund holdings that were top individual contributors included industrials stocks Korn/Ferry International and On Assignment, Inc.; and information technology stock MKS Instruments, Inc. After significant stock weakness throughout most of 2016, Korn/Ferry received a strong post-election “Trump bump.” The company had experienced decelerating fundamentals in its core executive recruiting business, along with currency-related challenges from its recently acquired European-focused Hay Group unit. Post-election, investors grew optimistic that the incoming president’s economic policies could favor economic growth, and cause the recruiting business to reaccelerate. On Assignment is a global provider of in-demand, skilled professionals in the technology, life sciences, and creative sectors. The company has traditionally done well when cyclicals have been in favor. On a more secular level, the company benefited from staffing trends, as the workforce demand in the technology and life sciences sectors has been shifting toward specialized jobs over a specified time period – and away from the engagement of full-time employees. MKS Instruments continues to see strong fundamentals driven by two distinct growth drivers: 1) the growth in the number of chips being manufactured; and 2) increasing manufacturing complexity that requires more capital equipment. Strong growth in semiconductor unit demand continues to be driven by electronics content growth (not just for iPhones, but also autos and industrial) as well as build-outs of cloud data centers that demand the highest-performance processors and storage. Chip manufacturing has also grown to be much more complex, requiring many more tools to complete the different steps in the process.

Fund holdings that detracted from performance included consumer discretionary stocks MDC Partners, Inc. and Sally Beauty Holdings, Inc.; and health care stock Diplomat Pharmacy, Inc. MDC had a difficult year and failed to meet revenue goals over its third quarter of 2016. As a result, the Fund exited its position in this stock. Shares of Sally Beauty, the largest retailer of professional beauty supplies in the world, suffered on concerns about the sustainability of many U.S. retail models due to competition from Amazon, combined with uneven execution at this beauty products retailer. The Fund consequently eliminated its position in Sally Beauty. Shares of Diplomat Pharmacy fell after the company reported weak third quarter 2016 earnings. The Fund exited its position in this stock as well.

Subadviser outlook

At the moment, our view is that the U.S. economy is continuing its “slow and steady” growth. We believe that this is being driven by favorable employment, wage, and inflation data, while home prices and innovation also continue to help drive the economy.

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Volatility in the markets has been unusually low thus far in 2017. We expect heightened uncertainty to eventually return to the equity markets. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher-quality companies – with greater consistency and stability of revenue and earnings – leading to relatively better stock performance of those companies. We think focusing on companies with economic moats and skilled management teams could position the Fund well, should this environment materialize.

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Small Cap Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/17

Korn/Ferry International	2.5%
Prestige Brands Holdings, Inc.	2.1%
MB Financial, Inc.	2.0%
CACI International, Inc. Class A	1.9%
Visteon Corp.	1.8%
Group 1 Automotive, Inc.	1.8%
Portland General Electric Co.	1.8%
On Assignment, Inc.	1.7%
Brandywine Realty Trust	1.6%
Hostess Brands, Inc.	1.6%

18.8%

MassMutual Premier Small Cap Opportunities Fund Sector Table (% of Net Assets) on 9/30/17

Financial	24.0%
Consumer, Non-cyclical	20.9%
Technology	14.2%
Consumer, Cyclical	13.8%
Mutual Funds	12.9%
Industrial	11.4%
Communications	4.5%
Basic Materials	3.5%
Energy	2.7%
Utilities	2.6%

Total Long-Term Investments	110.5%
Short-Term Investments and Other Assets and Liabilities	(10.5)%

Net Assets	100.0%

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Small Cap Opportunities Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	22.99%	15.45%	8.68%
Service Class	22.87%	15.34%	8.57%
Administrative Class	22.75%	15.22%	8.48%
Class A	22.42%	14.94%	8.19%
Class A (sales load deducted)*	15.39%	13.59%	7.55%
Russell 2000 Index	20.74%	13.79%	7.85%

Hypothetical Investments in MassMutual Premier Small Cap Opportunities Fund Class I, Class R4, Class R3, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	23.05%	8.99%
Class R4	22.50%	8.48%
Class R3	22.19%	8.20%
Russell 2000 Index	20.74%	8.59%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities, including American Depositary Receipts, and can invest in any country, including developing or emerging market countries. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries, and Japan. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States) and typically invests in a number of different countries. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 27.55%, outperforming, by a wide margin, the 18.65% return of the MSCI All Country World Index (ACWI) (the “benchmark”), which measures the performance of the large- and mid-cap segments of all country markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, the Fund outperformed the benchmark in 10 out of 11 sectors, led by stock selection in the consumer discretionary, financials, and health care sectors. The only underperforming sector was materials, where an underweight position, relative to the benchmark, detracted from full-year returns. On a country basis, stock selection in France, the United States, and Japan were the strongest outperformers. Stock selection in Spain and Sweden detracted from performance versus the benchmark. The Fund’s lack of exposure to the Netherlands also detracted slightly.

Fund holdings that were top individual contributors during the year included industrials stock Airbus SE and consumer discretionary holdings Kering SA and LVMH Moet Hennessy Louis Vuitton SE. Airbus rose over the first quarter of 2017, as there was growing confidence that it could convert its massive order backlog into cash flow. Kering is a luxury goods producer perhaps best known for the Gucci brand. Gucci’s improved performance drove stronger results at Kering, in addition to a more confident Asian consumer. LVMH Moet Hennessy Louis Vuitton has enjoyed a nice recovery from a period of doldrums. A more confident Asian consumer partly drove this as has a firmer global economy.

Fund holdings that were detractors from performance included Twitter, Inc. (information technology); KDDI Corp. (telecommunication services); and TechnipFMC plc (energy). Twitter’s share price declined over the first half of the reporting period, as growth in users stalled. KDDI is a leading provider of integrated mobile and fixed broadband communications in Japan. The telecommunications market there is one of the highest priced in the world and KDDI is one of the few players in that market. The stock experienced profit-taking after announcing slightly weaker-than-expected results during the fourth quarter of 2016. TechnipFMC is the global leader in offshore oil infrastructure equipment and services. The firm’s competitive position strengthened with the FMC combination early in 2017, bringing together intellectual property, leveraging cost synergies, and integrating product offerings. Despite that merger, the shares experienced weakness due to oil price volatility. The Fund added to its position in TechnipFMC during the second quarter of 2017.

Subadviser outlook

Equity valuations are not low by historic measures. However, interest rates are at historically low levels. So, the context matters. We have no doubt that if rates were in a more normalized state, then equity valuations would be lower, too. Frankly, our view is that most asset prices would be lower. However, the posture of central banks remains highly accommodative and that does not appear to be changing anytime soon. Our belief is that valuations will remain high until interest rates get to a more appropriate level.

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Global Fund Largest Holdings (% of Net Assets) on 9/30/17

Airbus SE	3.2%
Citigroup, Inc.	3.1%
Alphabet, Inc. Class A	2.9%
LVMH Moet Hennessy Louis Vuitton SE	2.9%
Alphabet, Inc. Class C	2.8%
Aetna, Inc.	2.5%
Facebook, Inc. Class A	2.4%
Keyence Corp.	2.4%
S&P Global, Inc.	2.4%
Nidec Corp.	2.3%

26.9%

MassMutual Premier Global Fund Sector Table (% of Net Assets) on 9/30/17

Consumer, Non-cyclical	23.0%
Industrial	17.8%
Financial	17.7%
Consumer, Cyclical	14.6%
Communications	14.0%
Technology	9.4%
Mutual Funds	4.0%
Basic Materials	1.0%
Energy	0.9%

Total Long-Term Investments	102.4%
Short-Term Investments and Other Assets and Liabilities	(2.4)%

Net Assets	100.0%

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Global Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the MSCI ACWI.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	27.55%	12.91%	5.67%
Service Class	27.37%	12.78%	5.53%
Administrative Class	27.24%	12.66%	5.41%
Class A	26.99%	12.37%	5.13%
Class A (sales load deducted)*	19.68%	11.05%	4.51%
Class R3	26.73%	12.24%	5.02%
MSCI ACWI	18.65%	10.20%	3.88%

Hypothetical Investments in MassMutual Premier Global Fund Class I, Class R4, and the MSCI ACWI.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	27.53%	8.78%
Class R4	27.05%	8.31%
MSCI ACWI	18.65%	7.12%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier International Equity Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of foreign companies. The Fund invests primarily in the common stocks of growth companies that are domiciled or that have their primary operations outside of the United States. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of foreign companies. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 15.47%, underperforming the 19.61% return of the MSCI All Country World Index (ACWI) ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, the Fund’s underperformance was primarily due to stock selection in the consumer discretionary sector and an underweight position, relative to the benchmark, in the financials sector. The Fund outperformed the benchmark mainly in the health care sector, due to stock selection. An overweight position in the information technology sector also outperformed for the Fund. On a country basis, stock selection and an overweight position in the U.K., in tandem with an underweight position in China, detracted from performance during the reporting period. Stock selection in Japan and Switzerland outperformed for the Fund.

Fund holdings that were top individual detractors included consumer discretionary stocks Technicolor SA and Hudson’s Bay Co., and consumer staples stock Aryzta AG. Technicolor SA is a French company that has long been a leader in imaging technology. The stock price fell after the company revised its full-year 2016 EBITDA guidance downward, primarily due to weaker shipments in the connected home segment. (EBITDA, which stands for “earnings before interest, tax, depreciation and amortization” is a measure of a company’s operating performance.) Hudson’s Bay Co. is a Canadian company that owns the high-end department store chains Hudson’s Bay in Canada, Saks Fifth Avenue and Lord & Taylor in the U.S., and Kaufhof in Germany. Unfortunately, the movement to online shopping in the retail market accelerated dramatically over the past 12 months, providing much greater headwinds than initially anticipated. Consequently, the Fund exited the position. Aryzta AG is a Swiss-based provider of par-baked goods to casual and fast food restaurants. During 2015, Aryzta acquired Picard, a French frozen food retailer, but has failed to subsequently integrate the acquisition successfully. The Fund sold its stake in Aryzta AG.

Fund holdings that were contributors to performance during the year included information technology stocks Infineon Technologies AG and Temenos Group AG, and industrials stock Airbus SE. Infineon Technologies AG, a German semiconductor company, is the dominant provider to the automotive industry. This holding was initially added to the Fund as part of its investment theme focused on the evolution of the car. The accelerating pace of that evolution has meant increasing demand for Infineon’s chips, which resulted in the appreciation of the company’s share price. Temenos Group AG is an enterprise software company focused on the banking industry. Modern regulatory requirements and the sheer weight of antiquated IT systems, often a residual of decades of mergers and acquisitions, are proving beneficial for this software company. Finally, Airbus rose over the first quarter of 2017 on growing investor confidence that it can convert its massive order backlog into cash flow.

Subadviser outlook

In our opinion, conditions are supportive for European markets to outperform the U.S.in the near term. Valuations in Europe remain significantly below those in the U.S., making them more attractive. Earnings momentum is supportive, as the strong earnings forecasts for many companies show. Liquidity is strong in Europe, with quantitative easing and central bank stimulus continuing there, even as the Federal Reserve here in the U.S. is tightening liquidity. Finally, a good deal of the funds that have flowed into Europe have gone to the fixed-income market, in effect keeping those assets on the sidelines and available for redeployment into equities.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

We are not top-down regional investors, but bottom up, global, growth investors with a mandate to buy non-U.S. companies. We look for companies that are on the winning side of long-term structural trends, that have the ability to monetize them over a long period of time – we hold our companies for an average period of 10 years – and that share with us the wealth they create. Following that approach, most of the companies that we find attractive are in developed markets, and most developed markets are European. Therefore, we always have a heavy weighting in European-domiciled companies. Most are global in nature, and have performed well over the past nine years, despite the relatively tough times in Europe. That said, an increased flow of funds into European stock markets would, in our view, be positive for the absolute performance of all companies listed there, including our Fund holdings.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier International Equity Fund Largest Holdings (% of Net Assets) on 9/30/17

Oppenheimer Institutional Government Money Market Fund Class E	2.7%
Infineon Technologies AG	2.4%
SAP SE	2.1%
Valeo SA	1.8%
Nippon Telegraph & Telephone Corp.	1.8%
Keyence Corp.	1.7%
Lonza Group AG Registered	1.7%
Continental AG	1.7%
Temenos Group AG Registered	1.6%
Reckitt Benckiser Group PLC	1.6%

19.1%

MassMutual Premier International Equity Fund Sector Table (% of Net Assets) on 9/30/17

Consumer, Cyclical	25.5%
Consumer, Non-cyclical	24.0%
Industrial	15.2%
Technology	13.1%
Communications	9.5%
Basic Materials	4.2%
Financial	4.0%
Mutual Funds	3.2%
Energy	1.3%

Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%

Net Assets	100.0%

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Equity Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the MSCI ACWI ex USA.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	15.47%	8.89%	3.68%
Service Class	15.33%	8.80%	3.62%
Administrative Class	15.19%	8.67%	3.48%
Class A	14.95%	8.40%	3.22%
Class A (sales load deducted)*	8.34%	7.13%	2.61%
MSCI ACWI ex USA	19.61%	6.97%	1.28%

Hypothetical Investments in MassMutual Premier International Equity Fund Class I, Class R4, Class R3, and the MSCI ACWI ex USA.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	15.60%	3.69%
Class R4	15.10%	3.22%
Class R3	14.77%	2.97%
MSCI ACWI ex USA	19.61%	3.87%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex USA is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and at times it may invest up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries and stock markets with similar characteristics. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 20.59%, underperforming the 22.46% return of the MSCI Emerging Markets (EM) Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, the Fund underperformed the benchmark within the information technology sector due largely to stock selection. An overweight position, relative to the benchmark, in the health care sector and an underweight position in the materials sector also detracted from full-year returns. On a sector basis, the Fund outperformed the benchmark in the consumer discretionary and industrials sectors due to stock selection, and in the telecommunication services sector, as the result of an underweight position. In terms of countries, stock selection in India and South Korea detracted from performance versus the benchmark, whereas stock selection in China and positions in France contributed positively to the Fund’s relative performance.

Fund holdings that were detractors from performance included Naver Corp. (information technology), Lojas Americanas S.A. (consumer discretionary), and Dr. Reddy’s Laboratories Ltd. (health care). Naver, the South Korean internet company, saw a pullback in its share price, primarily due to concerns over its ability to regain strong growth momentum due to higher investment in subsidiaries, regulatory risk around domestic ads, and investors rotating into Kakao, a direct competitor. Lojas Americanas operates a chain of retail stores in cities throughout Brazil. The most recent installment of Brazil’s ongoing political turmoil, the indictment of President Michel Temer, put further strain on an already battered economy. Lojas Americanas is battling these macroeconomic headwinds in addition to an increasingly competitive environment. Dr. Reddy’s Laboratories, an Indian pharmaceutical company, announced disappointing fiscal year 2017 results. The company has been impacted by price erosion in the U.S. and a lack of new approvals.

Holdings that contributed positively to the Fund’s performance included information technology stocks Alibaba Group Holding Ltd. and Tencent Holdings Ltd.; and consumer discretionary stock Kering SA. Alibaba Group, the Chinese internet and e-commerce company, saw the trajectory of its stock price continue to climb as the giant continued to improve its monetization capabilities in the e-commerce leg, simultaneously expanding and fine-tuning its ecosystem of mobile payments and cloud computing. The stock’s outperformance has been driven in part by better-than-expected results. Tencent also announced expanded data centers for its cloud computing service, an artificial intelligence accelerator program, and an investment in Indian education startup BYJU. Kering, the world’s third-largest luxury group based out of Paris, saw its share price spike in April 2017 as Gucci, one of the group’s premium brands, delivered its best quarterly results in 20 years.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

The first leg of the emerging market rally was largely driven by the bottoming-out of stressed economies as external balances were repaired. In our view, the next leg will be about a sustainable recovery in corporate earnings, supported by increased demand and productive capital deployment. However, we believe that the opportunities for growth are heterogeneous. We think that resource-dependent countries like Brazil, Russia, and South Africa will continue to have low growth unless there is significant reform. On the other hand, our belief is that many economies in Asia have significant growth opportunities that will persist for some time. While China is currently focused on addressing the imbalances created by credit-fueled growth, it is still one of the biggest growth stories globally and we believe it will be so for many years. It not only has a continental-sized economy, but it also influences growth across the rest of the emerging market stage and, increasingly, the world.

We continue to believe that the emerging markets asset class should be an increasingly core allocation for global investors. The emerging markets category now represents a meaningful portion of global gross domestic product (GDP) and is the largest contributor to global growth. Most investors are grossly under-allocated to the asset class and, especially for those who invest through passive vehicles, to the areas of emerging markets that exhibit the most attractive growth characteristics.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 9/30/17

Tencent Holdings Ltd.	6.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.8%
Alibaba Group Holding Ltd. Sponsored ADR	5.5%
Housing Development Finance Corp. Ltd.	4.6%
AIA Group Ltd.	2.8%
Magnit PJSC	2.6%
Novatek PJSC Sponsored GDR Registered	2.5%
Glencore PLC	2.5%
Kering	2.4%
Ctrip.com International Ltd. ADR	2.2%

37.5%

MassMutual Premier Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 9/30/17

Financial	23.1%
Consumer, Non-cyclical	21.9%
Communications	19.1%
Consumer, Cyclical	14.0%
Technology	8.4%
Basic Materials	4.4%
Energy	2.5%
Industrial	2.1%
Diversified	1.6%
Mutual Funds	0.5%

Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%

Net Assets	100.0%

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the MSCI Emerging Markets Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 11/3/08 - 9/30/17
Class R5	20.59%	2.33%	8.20%
Service Class	20.41%	2.24%	8.10%
Administrative Class	20.35%	2.13%	7.97%
Class A	20.18%	1.89%	7.70%
Class A (sales load deducted)*	13.27%	0.69%	6.99%
MSCI Emerging Markets Index	22.46%	3.99%	10.06%

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class I and the MSCI Emerging Markets Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 3/1/11 - 9/30/17
Class I	20.73%	2.48%	0.30%
MSCI Emerging Markets Index	22.46%	3.99%	2.18%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI Emerging Markets Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class R4, Class R3, and the MSCI Emerging Markets Index.

TOTL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class R4	20.23%	3.37%
Class R3	19.88%	3.10%
MSCI Emerging Markets Index	22.46%	5.03%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI Emerging Markets Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier U.S. Government Money Market Fund – Portfolio of Investments

September 30, 2017

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 103.5%
Discount Notes — 89.3%
Federal Farm Credit Bank 1.220% , 5/07/18, 5/07/18 (a)	$315,000	$312,673
Federal Farm Credit Bank 1.246% , 10/13/17, 10/13/17 (a)	1,000,000	1,000,064
Federal Farm Credit Bank 1.252% , 10/08/17, 1/08/18 (a)	1,850,000	1,850,961
Federal Farm Credit Bank 1.362% , 10/06/17, 10/06/17 (a)	10,000,000	10,000,420
Federal Home Loan Bank 0.879% , 11/09/17, 11/09/17 (a)	5,000,000	4,995,342
Federal Home Loan Bank 0.879% , 11/09/17, 11/09/17 (a)	2,300,000	2,297,857
Federal Home Loan Bank 0.984% , 10/03/17, 10/03/17 (a)	1,600,000	1,599,914
Federal Home Loan Bank 0.994% , 10/11/17, 10/11/17 (a)	4,933,000	4,931,657
Federal Home Loan Bank 0.995% , 10/02/17, 10/02/17 (a)	5,000,000	4,999,862
Federal Home Loan Bank 1.005% , 10/03/17, 10/03/17 (a)	600,000	599,966
Federal Home Loan Bank 1.010% , 10/04/17, 10/04/17 (a)	669,000	668,944
Federal Home Loan Bank 1.015% , 10/23/17, 10/23/17 (a)	700,000	699,572
Federal Home Loan Bank 1.020% , 10/03/17, 10/03/17 (a)	500,000	499,972
Federal Home Loan Bank 1.024% , 10/25/17, 10/25/17 (a)	4,261,000	4,258,134
Federal Home Loan Bank 1.025% , 11/06/17, 11/06/17 (a)	3,000,000	2,996,925
Federal Home Loan Bank 1.025% , 11/07/17, 11/07/17 (a)	2,175,000	2,172,742
Federal Home Loan Bank 1.030% , 10/23/17, 10/23/17 (a)	758,000	757,530
Federal Home Loan Bank 1.030% , 10/16/17, 10/16/17 (a)	600,000	599,743
Federal Home Loan Bank 1.030% , 10/30/17, 10/30/17 (a)	850,000	849,295
Federal Home Loan Bank 1.035% , 10/20/17, 10/20/17 (a)	9,000,000	8,995,155
Federal Home Loan Bank 1.035% , 12/01/17, 12/01/17 (a)	8,000,000	7,985,970
Federal Home Loan Bank 1.039% , 10/26/17, 1/26/18 (a)	1,000,000	999,786
Federal Home Loan Bank 1.040% , 11/09/17, 11/09/17 (a)	400,000	399,549
Federal Home Loan Bank 1.040% , 11/15/17, 11/15/17 (a)	6,000,000	5,992,200
Federal Home Loan Bank 1.040% , 11/24/17, 11/24/17 (a)	600,000	599,064

	Principal Amount	Value
Federal Home Loan Bank 1.040% , 11/27/17, 11/27/17 (a)	$1,700,000	$1,697,201
Federal Home Loan Bank 1.040% , 11/28/17, 11/28/17 (a)	1,400,000	1,397,654
Federal Home Loan Bank 1.040% , 11/29/17, 11/29/17 (a)	1,100,000	1,098,125
Federal Home Loan Bank 1.040% , 12/06/17, 12/06/17 (a)	6,030,000	6,018,503
Federal Home Loan Bank 1.040% , 12/13/17, 12/13/17 (a)	5,000,000	4,989,456
Federal Home Loan Bank 1.040% , 12/20/17, 12/20/17 (a)	6,940,000	6,923,961
Federal Home Loan Bank 1.045% , 12/13/17, 12/13/17 (a)	5,000,000	4,989,405
Federal Home Loan Bank 1.046% , 11/10/17, 11/10/17 (a)	800,000	799,084
Federal Home Loan Bank 1.047% , 12/11/17, 12/11/17 (a)	1,000,000	997,935
Federal Home Loan Bank 1.050% , 11/01/17, 11/01/17 (a)	1,800,000	1,798,372
Federal Home Loan Bank 1.050% , 11/10/17, 11/10/17 (a)	2,879,000	2,875,641
Federal Home Loan Bank 1.050% , 12/12/17, 12/12/17 (a)	1,500,000	1,496,850
Federal Home Loan Bank 1.055% , 12/06/17, 12/06/17 (a)	500,000	499,033
Federal Home Loan Bank 1.056% , 11/17/17, 11/17/17 (a)	800,000	798,914
Federal Home Loan Bank 1.057% , 12/22/17, 12/22/17 (a)	25,000,000	24,940,778
Federal Home Loan Bank 1.059% , 12/22/17, 12/22/17 (a)	10,573,000	10,547,906
Federal Home Loan Bank 1.060% , 1/02/18, 1/02/18 (a)	10,000,000	9,972,617
Federal Home Loan Bank 1.065% , 11/01/17, 11/01/17 (a)	7,000,000	6,993,580
Federal Home Loan Bank 1.065% , 11/03/17, 11/03/17 (a)	4,000,000	3,996,095
Federal Home Loan Bank 1.065% , 11/07/17, 11/07/17 (a)	3,744,000	3,739,902
Federal Home Loan Bank 1.065% , 10/01/17, 2/01/18 (a)	10,000,000	9,999,995
Federal Home Loan Bank 1.069% , 11/03/17, 11/03/17 (a)	1,700,000	1,698,334
Federal Home Loan Bank 1.070% , 10/20/17, 10/20/17 (a)	2,000,000	1,998,871
Federal Home Loan Bank 1.070% , 11/09/17, 11/09/17 (a)	3,500,000	3,495,943
Federal Home Loan Bank 1.072% , 10/23/17, 1/23/18 (a)	10,000,000	10,000,171
Federal Home Loan Bank 1.072% , 10/25/17, 1/25/18 (a)	13,000,000	12,999,648

The accompanying notes are an integral part of the financial statements.

MassMutual Premier U.S. Government Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal Home Loan Bank 1.077% , 11/13/17, 11/13/17 (a)	$3,075,000	$3,071,044
Federal Home Loan Bank 1.080% , 11/30/17, 11/30/17 (a)	3,700,000	3,693,340
Federal Home Loan Bank 1.082% , 10/25/17, 1/25/18 (a)	10,000,000	9,999,838
Federal Home Loan Bank 1.090% , 10/20/17, 10/20/17 (a)	2,000,000	1,998,849
Federal Home Loan Bank 1.099% , 1/05/18, 1/05/18 (a)	2,000,000	1,994,240
Federal Home Loan Bank 1.100% , 10/09/17, 5/09/18 (a)	3,000,000	3,000,102
Federal Home Loan Bank 1.106% , 10/20/17, 7/20/18 (a)	9,500,000	9,500,000
Federal Home Loan Bank 1.115% , 1/10/18, 1/10/18 (a)	1,800,000	1,794,369
Federal Home Loan Bank 1.120% , 2/14/18, 2/14/18 (a)	210,000	209,111
Federal Home Loan Bank 1.125% , 10/11/17, 10/11/18 (a)	8,000,000	8,000,000
Federal Home Loan Bank 1.135% , 3/16/18, 3/16/18 (a)	525,000	522,252
Federal Home Loan Bank 1.140% , 2/09/18, 2/09/18 (a)	830,000	826,557
Federal Home Loan Bank 1.142% , 1/10/18, 1/10/18 (a)	5,000,000	4,983,980
Federal Home Loan Bank 1.146% , 12/06/17, 3/06/18 (a)	13,200,000	13,205,475
Federal Home Loan Bank 1.150% , 12/15/17, 3/15/18 (a)	4,700,000	4,703,317
Federal Home Loan Bank 1.157% , 11/26/17, 2/26/18 (a)	5,000,000	5,001,841
Federal Home Loan Bank 1.165% , 11/15/17, 2/15/18 (a)	10,000,000	10,004,260
Federal Home Loan Bank 1.220% , 5/16/18, 5/16/18 (a)	570,000	565,615
Federal Home Loan Bank 1.242% , 11/27/17, 11/27/17 (a)	1,500,000	1,500,428
Federal Home Loan Bank 1.269% , 10/04/17, 1/04/18 (a)	2,000,000	2,001,796
Federal Home Loan Bank 1.269% , 10/08/17, 1/08/18 (a)	1,200,000	1,201,084
Federal Home Loan Bank 1.301% , 10/07/17, 12/07/17 (a)	6,000,000	6,002,466
Federal Home Loan Mortgage Corp. 1.274% , 10/08/17, 1/08/18 (a)	1,800,000	1,801,377
Federal Home Loan Mortgage Corp. 1.276% , 10/13/17, 11/13/17 (a)	3,095,000	3,095,411

	Principal Amount	Value
Federal National Mortgage Association 1.241% , 10/05/17, 10/05/17 (a)	$8,100,000	$8,100,138

TOTAL DISCOUNT NOTES (Cost $314,604,161)		314,604,161

Repurchase Agreement — 12.8%
HSBC Securities (USA) Inc. Tri-Party Repurchase Agreement, dated 9/29/17, 1.030%, due 10/02/17 (b)	44,950,000	44,950,000

Time Deposit — 0.0%
Euro Time Deposit 0.120% 10/02/17	41,730	41,730

U.S. Treasury Bill — 1.4%
U.S. Treasury Bill, 0.000%, due 11/09/17	5,000,000	4,996,195

TOTAL SHORT-TERM INVESTMENTS (Cost $364,592,086)		364,592,086

TOTAL INVESTMENTS — 103.5% (Cost $364,592,086) (c)		364,592,086

Other Assets/(Liabilities) — (3.5)%		(12,275,522)

NET ASSETS — 100.0%		$352,316,564

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	The stated maturity dates reflect demand date and final legal maturity date, respectively.
(b)	Maturity value of $44,953,858. Collateralized by U.S. Government Agency obligations with rates ranging from 3.000% – 3.125%, maturity dates ranging from 5/15/21 – 5/15/47, and an aggregate market value, including accrued interest, of $45,852,715.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments

September 30, 2017

	Principal Amount	Value
BONDS & NOTES — 79.2%

CORPORATE DEBT — 44.7%
Aerospace & Defense — 0.9%
Harris Corp. 1.999% 4/27/18	$2,960,000	$2,965,169
L3 Technologies, Inc. 5.200% 10/15/19	2,690,000	2,858,803

		5,823,972

Agriculture — 1.0%
Bunge Ltd. Finance Corp. 3.500% 11/24/20	3,050,000	3,139,325
Imperial Brands Finance PLC (a) 2.950% 7/21/20	2,878,000	2,921,682

		6,061,007

Airlines — 0.6%
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	89,598	92,241
Delta Air Lines, Inc. 3.625% 3/15/22	1,915,000	1,968,237
WestJet Airlines Ltd. (a) 3.500% 6/16/21	1,885,000	1,917,801

		3,978,279

Auto Manufacturers — 1.0%
General Motors Co. 3.500% 10/02/18	395,000	401,413
General Motors Financial Co., Inc. 2.400% 5/09/19	760,000	763,341
General Motors Financial Co., Inc. 3.100% 1/15/19	905,000	917,767
General Motors Financial Co., Inc. 3.200% 7/13/20	915,000	937,057
Hyundai Capital America (a) 2.400% 10/30/18	2,350,000	2,358,525
Nissan Motor Acceptance Corp. (a) 1.900% 9/14/21	1,235,000	1,210,110

		6,588,213

Auto Parts & Equipment — 0.5%
Lear Corp. 5.375% 3/15/24	2,860,000	3,047,075

Banks — 6.5%
ANZ New Zealand Int’l Ltd. (a) 2.250% 2/01/19	2,965,000	2,979,145
Banco Santander SA 3.500% 4/11/22	2,800,000	2,867,517
Bancolombia SA 5.950% 6/03/21	1,215,000	1,342,818

	Principal Amount	Value
Bank of America Corp. 2.151% 11/09/20	$5,285,000	$5,269,824
Capital One Financial Corp. 2.500% 5/12/20	910,000	914,237
Citigroup, Inc. 2.350% 8/02/21	3,000,000	2,978,505
First Horizon National Corp. 3.500% 12/15/20	3,420,000	3,521,214
The Goldman Sachs Group, Inc. 2.750% 9/15/20	2,450,000	2,481,656
The Goldman Sachs Group, Inc. 2.875% 2/25/21	3,400,000	3,447,929
Itau Unibanco Holding SA (a) 2.850% 5/26/18	840,000	841,680
JP Morgan Chase & Co. 4.500% 1/24/22	2,800,000	3,033,829
Macquarie Bank Ltd. (a) 2.850% 1/15/21	380,000	384,071
Mitsubishi UFJ Trust & Banking Corp. (a) 2.650% 10/19/20	2,830,000	2,856,390
Morgan Stanley 3.750% 2/25/23	1,450,000	1,514,088
Regions Bank 7.500% 5/15/18	613,000	634,191
Regions Financial Corp. 3.200% 2/08/21	2,230,000	2,278,888
Sumitomo Mitsui Financial Group, Inc. 2.058% 7/14/21	1,620,000	1,594,334
Sumitomo Mitsui Financial Group, Inc. 2.846% 1/11/22	260,000	262,425
SVB Financial Group 5.375% 9/15/20	225,000	244,297
Turkiye Garanti Bankasi AS (a) 4.750% 10/17/19	1,290,000	1,319,025

		40,766,063

Beverages — 0.6%
Anheuser-Busch InBev Finance, Inc. 2.650% 2/01/21	1,765,000	1,793,665
Coca-Cola Femsa SAB de CV 2.375% 11/26/18	1,250,000	1,258,370
Molson Coors Brewing Co. 2.100% 7/15/21	660,000	650,771

		3,702,806

Biotechnology — 0.6%
Baxalta, Inc. 2.000% 6/22/18	1,025,000	1,027,247
Celgene Corp. 2.250% 5/15/19	270,000	271,158

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Celgene Corp. 2.875% 8/15/20	$2,650,000	$2,704,994

		4,003,399

Building Materials — 1.3%
Holcim US Finance Sarl & Cie SCS (a) 6.000% 12/30/19	2,929,000	3,157,713
James Hardie International Finance Ltd. (a) 5.875% 2/15/23	1,334,000	1,400,700
Martin Marietta Materials, Inc. 3 mo. USD LIBOR + .650%, FRN 1.965% 5/22/20	980,000	983,963
Masco Corp. 3.500% 4/01/21	990,000	1,016,601
Masco Corp. 7.125% 3/15/20	225,000	249,750
Standard Industries, Inc. (a) 5.500% 2/15/23	1,472,000	1,558,480

		8,367,207

Chemicals — 2.4%
Airgas, Inc. 3.050% 8/01/20	2,955,000	3,022,481
CF Industries, Inc. 6.875% 5/01/18	2,820,000	2,897,550
The Dow Chemical Co. 8.550% 5/15/19	320,000	353,345
Incitec Pivot Finance LLC (a) 6.000% 12/10/19	1,127,000	1,208,030
LyondellBasell Industries NV 5.000% 4/15/19	1,353,000	1,403,863
LyondellBasell Industries NV 6.000% 11/15/21	1,410,000	1,590,730
RPM International, Inc. 3.450% 11/15/22	43,000	44,932
RPM International, Inc. 6.125% 10/15/19	2,422,000	2,619,078
The Sherwin-Williams Co. 2.750% 6/01/22	1,839,000	1,851,380

		14,991,389

Commercial Services — 0.3%
S&P Global, Inc. 3.300% 8/14/20	1,700,000	1,743,892

Computers — 0.8%
Dell International LLC/ EMC Corp. (a) 3.480% 6/01/19	1,305,000	1,330,914
Dell International LLC/EMC Corp. (a) 4.420% 6/15/21	980,000	1,028,917
DXC Technology Co. 2.875% 3/27/20	565,000	572,534

	Principal Amount	Value
Leidos Holdings, Inc. 4.450% 12/01/20	$2,301,000	$2,419,501

		5,351,866

Diversified Financial Services — 2.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.950% 2/01/22	1,670,000	1,738,254
Air Lease Corp. 2.125% 1/15/18	1,680,000	1,681,828
Air Lease Corp. 3.375% 1/15/19	1,075,000	1,092,883
Aircastle Ltd. 5.000% 4/01/23	3,380,000	3,616,600
Ally Financial, Inc. 3.600% 5/21/18	1,285,000	1,294,894
Ally Financial, Inc. 4.750% 9/10/18	2,270,000	2,320,167
Genpact Luxembourg Sarl (a) 3.700% 4/01/22	2,640,000	2,670,515
International Lease Finance Corp. 3.875% 4/15/18	1,245,000	1,258,802
Lazard Group LLC 4.250% 11/14/20	1,670,000	1,764,266

		17,438,209

Electric — 2.3%
Ameren Corp. 2.700% 11/15/20	1,415,000	1,433,640
Duke Energy Corp. 1.800% 9/01/21	1,260,000	1,234,563
EDP Finance BV (a) 4.125% 1/15/20	2,460,000	2,551,315
EDP Finance BV (a) 4.900% 10/01/19	343,000	359,886
Enel Finance International NV (a) 2.875% 5/25/22	1,955,000	1,967,665
Entergy Texas, Inc. 2.550% 6/01/21	325,000	322,634
Entergy Texas, Inc. 7.125% 2/01/19	1,803,000	1,922,722
Israel Electric Corp. Ltd. (a) 7.250% 1/15/19	1,185,000	1,254,856
Majapahit Holding BV (a) 7.750% 1/20/20	1,160,000	1,293,516
Puget Energy, Inc. 6.000% 9/01/21	100,000	111,990
Puget Energy, Inc. 6.500% 12/15/20	634,000	708,303
The Southern Co. 1.850% 7/01/19	195,000	194,901
The Southern Co. 2.350% 7/01/21	1,040,000	1,034,215

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tri-State Pass-Through Trust, Series 2003, Class A (a) 6.040% 1/31/18	$27,055	$27,418

		14,417,624

Electronics — 0.4%
FLIR Systems, Inc. 3.125% 6/15/21	650,000	658,563
Tech Data Corp. 3.700% 2/15/22	580,000	584,867
Tyco Electronics Group SA 6.550% 10/01/17	1,461,000	1,461,000

		2,704,430

Engineering & Construction — 0.5%
SBA Tower Trust (a) 3.598% 4/09/43	2,000,000	1,998,410
SBA Tower Trust (a) 3.168% 4/09/47	880,000	879,394

		2,877,804

Foods — 0.8%
Danone SA (a) 2.077% 11/02/21	3,075,000	3,020,922
JBS Investments GmbH (a) 7.750% 10/28/20	634,000	648,265
Mondelez International Holdings Netherlands BV (a) 2.000% 10/28/21	1,490,000	1,463,046
Tyson Foods, Inc. 2.650% 8/15/19	180,000	182,146

		5,314,379

Hand & Machine Tools — 0.5%
Stanley Black & Decker, Inc. 1.622% 11/17/18	705,000	703,457
Stanley Black & Decker, Inc. 2.451% 11/17/18	2,240,000	2,254,163

		2,957,620

Health Care – Products — 0.8%
Abbott Laboratories 2.350% 11/22/19	1,525,000	1,537,419
Abbott Laboratories 2.900% 11/30/21	1,545,000	1,573,325
Boston Scientific Corp. 2.850% 5/15/20	785,000	798,100
Zimmer Biomet Holdings, Inc. 2.000% 4/01/18	1,213,000	1,214,246

		5,123,090

Health Care – Services — 1.2%
Cigna Corp. 4.000% 2/15/22	971,000	1,025,061

	Principal Amount	Value
Cigna Corp. 4.500% 3/15/21	$1,805,000	$1,923,012
HCA, Inc. 3.750% 3/15/19	2,830,000	2,890,137
Laboratory Corp. of America Holdings 2.625% 2/01/20	1,400,000	1,414,924

		7,253,134

Home Builders — 0.5%
Lennar Corp. 4.500% 11/15/19	2,853,000	2,945,723

Housewares — 0.1%
Newell Brands, Inc. 2.600% 3/29/19	342,000	344,737

Insurance — 3.4%
American International Group, Inc. 3.300% 3/01/21	1,450,000	1,494,045
AmTrust Financial Services, Inc. 6.125% 8/15/23	1,505,000	1,488,445
Athene Global Funding (a) 4.000% 1/25/22	3,085,000	3,211,791
CNA Financial Corp. 5.750% 8/15/21	301,000	334,020
Enstar Group Ltd. 4.500% 3/10/22	1,435,000	1,484,554
Jackson National Life Global Funding (a) 2.500% 6/27/22	2,940,000	2,940,160
Lincoln National Corp. 6.250% 2/15/20	1,290,000	1,407,924
Nuveen Finance LLC (a) 2.950% 11/01/19	2,900,000	2,948,248
Reinsurance Group of America, Inc. 5.000% 6/01/21	1,600,000	1,729,573
Trinity Acquisition PLC 3.500% 9/15/21	1,480,000	1,511,202
Unum Group 3.000% 5/15/21	480,000	486,421
Willis Towers Watson PLC 5.750% 3/15/21	840,000	923,066
XLIT Ltd. 5.750% 10/01/21	1,335,000	1,491,094

		21,450,543

Internet — 0.4%
Expedia, Inc. 7.456% 8/15/18	2,635,000	2,761,085

Investment Companies — 0.5%
Ares Capital Corp. 3.875% 1/15/20	1,450,000	1,486,715
FS Investment Corp. 4.000% 7/15/19	1,040,000	1,060,573

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TCP Capital Corp. 4.125% 8/11/22	$895,000	$889,339

		3,436,627

Leisure Time — 0.5%
Brunswick Corp. (a) 4.625% 5/15/21	3,130,000	3,189,571

Lodging — 0.4%
Marriott International, Inc. 2.300% 1/15/22	410,000	404,768
Marriott International, Inc. 2.875% 3/01/21	2,015,000	2,043,407

		2,448,175

Machinery – Diversified — 0.5%
CNH Industrial Capital LLC 3.375% 7/15/19	1,229,000	1,247,435
CNH Industrial Capital LLC 3.625% 4/15/18	265,000	266,736
CNH Industrial Capital LLC 3.875% 10/15/21	945,000	971,105
CNH Industrial Capital LLC 4.875% 4/01/21	590,000	626,875

		3,112,151

Media — 0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579% 7/23/20	1,365,000	1,401,278
Discovery Communications LLC 2.950% 3/20/23	905,000	907,392
Sirius XM Radio, Inc. (a) 3.875% 8/01/22	3,025,000	3,093,667

		5,402,337

Mining — 0.9%
Anglo American Capital PLC (a) 3.750% 4/10/22	1,475,000	1,512,760
Glencore Finance Canada Ltd. STEP (a) 2.700% 10/25/17	530,000	530,186
Glencore Finance Canada Ltd. STEP (a) 4.250% 10/25/22	652,000	686,147
Kinross Gold Corp. 5.125% 9/01/21	1,450,000	1,555,125
Newcrest Finance Pty Ltd. (a) 4.200% 10/01/22	1,470,000	1,546,401

		5,830,619

Office Equipment/Supplies — 0.6%
Pitney Bowes, Inc. STEP 3.625% 10/01/21	3,915,000	3,853,082

Oil & Gas — 0.2%
EQT Corp. 3.000% 10/01/22	1,460,000	1,463,404

	Principal Amount	Value
Packaging & Containers — 0.5%
Graphic Packaging International, Inc. 4.750% 4/15/21	$2,730,000	$2,887,794

Pharmaceuticals — 1.6%
AbbVie, Inc. 1.800% 5/14/18	2,390,000	2,393,321
Allergan Funding SCS 2.350% 3/12/18	1,580,000	1,584,603
Express Scripts Holding Co. 3.300% 2/25/21	2,865,000	2,946,718
Shire Acquisitions Investments Ireland DAC 2.400% 9/23/21	735,000	732,430
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	2,825,000	2,719,920

		10,376,992

Pipelines — 0.5%
Plains All American Pipeline LP/PAA Finance Corp. 6.500% 5/01/18	2,950,000	3,021,062

Real Estate Investment Trusts (REITS) — 1.5%
American Tower Corp. 2.250% 1/15/22	465,000	457,457
American Tower Corp. 3.300% 2/15/21	1,105,000	1,132,264
Crown Castle International Corp. 3.400% 2/15/21	1,869,000	1,924,247
DDR Corp. 7.500% 7/15/18	1,430,000	1,487,047
Digital Realty Trust LP 3.400% 10/01/20	925,000	953,883
Healthcare Trust of America Holdings LP 2.950% 7/01/22	690,000	694,555
Highwoods Realty LP 7.500% 4/15/18	170,000	175,039
Simon Property Group LP 2.350% 1/30/22	1,760,000	1,756,830
Weyerhaeuser Co. 7.375% 10/01/19	510,000	563,054

		9,144,376

Retail — 1.5%
AutoNation, Inc. 3.350% 1/15/21	2,085,000	2,130,180
CVS Health Corp. 2.125% 6/01/21	2,405,000	2,382,759
Dollar Tree, Inc. 5.750% 3/01/23	3,000,000	3,165,000
QVC, Inc. 3.125% 4/01/19	1,449,000	1,463,765

		9,141,704

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Semiconductors — 1.0%
Analog Devices, Inc. 2.500% 12/05/21	$620,000	$621,285
Broadcom Corp./Broadcom Cayman Finance Ltd. (a) 3.000% 1/15/22	2,315,000	2,353,619
KLA-Tencor Corp. 2.375% 11/01/17	1,395,000	1,395,684
NXP BV/NXP Funding LLC (a) 4.125% 6/01/21	2,025,000	2,118,656

		6,489,244

Telecommunications — 1.3%
Hughes Satellite Systems Corp. 6.500% 6/15/19	2,704,000	2,876,380
Sprint Communications, Inc. 9.250% 4/15/22	1,250,000	1,543,750
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	2,940,000	2,916,824
Verizon Communications, Inc. 1.750% 8/15/21	900,000	880,961

		8,217,915

Transportation — 0.8%
Asciano Finance Ltd. (a) 5.000% 4/07/18	1,803,000	1,828,303
Ryder System, Inc. 2.250% 9/01/21	170,000	168,586
Ryder System, Inc. 2.500% 3/01/18	1,295,000	1,298,658
Ryder System, Inc. 2.550% 6/01/19	295,000	297,365
Ryder System, Inc. 2.875% 9/01/20	1,080,000	1,097,927
TTX Co. (a) 2.250% 2/01/19	565,000	566,101

		5,256,940

Trucking & Leasing — 1.3%
Aviation Capital Group Corp. (a) 2.875% 9/17/18	3,260,000	3,287,774
DAE Funding LLC (a) 4.000% 8/01/20	522,000	532,440
GATX Corp. 2.600% 3/30/20	1,475,000	1,488,469
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 6/15/19	1,240,000	1,249,091
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.050% 1/09/20	1,650,000	1,681,375

	Principal Amount	Value
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.375% 2/01/22	$50,000	$51,339

		8,290,488

TOTAL CORPORATE DEBT (Cost $279,099,319)		281,576,027

MUNICIPAL OBLIGATIONS — 0.0%
Louisiana State Public Facilities Authority, Series 2011-A, Class A2, FRN (b) 2.214% 4/26/27	190,084	189,924

TOTAL MUNICIPAL OBLIGATIONS (Cost $190,084)		189,924

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 31.8%
Automobile ABS — 5.3%
American Credit Acceptance Receivables Trust, Series 2016-2, Class A (a) 2.220% 7/13/20	247,433	247,423
American Credit Acceptance Receivables Trust, Series 2016-1A, Class A (a) 2.370% 5/12/20	30,694	30,697
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class D 2.540% 6/08/20	710,000	713,902
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A (a) 2.100% 3/20/19	600,000	600,382
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	63,303	63,268
CFC LLC, Series 2015-1A, Class A (a) 1.750% 6/15/21	170,812	170,655
CFC LLC, Series 2013-2A, Class C (a) 4.040% 8/15/19	418,930	419,334
CPS Auto Trust, Series 2014-D, Class A (a) 1.490% 4/15/19	1,403	1,403
CPS Auto Trust, Series 2016-C, Class A (a) 1.620% 1/15/20	286,163	285,765
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	236,213	236,182
CPS Auto Trust, Series 2015-C, Class B (a) 2.550% 2/18/20	750,000	750,494

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CPS Auto Trust, Series 2016-C, Class B (a) 2.480% 9/15/20	$710,000	$708,297
CPS Auto Trust, Series 2017-A, Class B (a) 2.680% 5/17/21	1,870,000	1,880,083
Drive Auto Receivables Trust, Series 2016-BA, Class B (a) 2.560% 6/15/20	443,046	443,843
Drive Auto Receivables Trust, Series 2017-2, Class C 2.750% 9/15/23	390,000	389,374
Drive Auto Receivables Trust, Series 2017-1, Class C 2.840% 4/15/22	630,000	633,864
DT Auto Owner Trust, Series 2016-3A, Class A (a) 1.750% 11/15/19	144,125	144,146
DT Auto Owner Trust, Series 2016-1A, Class B (a) 2.790% 5/15/20	611,861	612,482
DT Auto Owner Trust, Series 2016-2A, Class B (a) 2.920% 5/15/20	623,693	624,614
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 (a) 1.830% 9/20/21	899,399	899,056
Enterprise Fleet Financing LLC, Series 2017-1, Class A3 (a) 2.600% 7/20/22	530,000	535,503
Exeter Automobile Receivables Trust, Series 2015-2A, Class A (a) 1.540% 11/15/19	9,073	9,073
Exeter Automobile Receivables Trust, Series 2015-3A, Class A (a) 2.000% 3/16/20	51,098	51,101
Exeter Automobile Receivables Trust, Series 2016-3A, Class B (a) 2.840% 8/16/21	520,000	518,388
Exeter Automobile Receivables Trust, Series 2017-1A, Class B (a) 3.000% 12/15/21	630,000	630,784
Exeter Automobile Receivables Trust, Series 2015-2A, Class C (a) 3.900% 3/15/21	1,295,000	1,311,990
First Investors Auto Owner Trust, Series 2015-2A, Class A1 (a) 1.590% 12/16/19	16,509	16,510
First Investors Auto Owner Trust, Series 2016-1A, Class A1 (a) 1.920% 5/15/20	266,226	266,385
Flagship Credit Auto Trust, Series 2014-2, Class A (a) 1.430% 12/16/19	9,858	9,856

	Principal Amount	Value
Flagship Credit Auto Trust, Series 2015-2, Class A (a) 1.980% 10/15/20	$209,078	$209,294
Flagship Credit Auto Trust, Series 2015-3, Class A (a) 2.380% 10/15/20	856,814	857,435
Flagship Credit Auto Trust, Series 2016-4, Class B (a) 2.410% 10/15/21	2,390,000	2,391,137
Flagship Credit Auto Trust, Series 2016-3, Class B (a) 2.430% 6/15/21	1,150,000	1,153,126
Flagship Credit Auto Trust, Series 2016-4, Class C (a) 2.710% 11/15/22	890,000	880,294
Flagship Credit Auto Trust, Series 2016-1, Class A (a) 2.770% 12/15/20	596,725	600,307
Flagship Credit Auto Trust, Series 2017-1, Class B (a) 2.830% 3/15/23	1,515,000	1,520,774
GLS Auto Receivables Trust, Series 2015-1A, Class A (a) 2.250% 12/15/20	59,778	59,736
NextGear Floorplan Master Owner Trust, Series 2015-2A, Class A (a) 2.380% 10/15/20	780,000	783,213
NextGear Floorplan Master Owner Trust, Series 2016-1A, Class A1, 1 mo. LIBOR + 1.700%, FRN (a) 2.927% 4/15/21	1,250,000	1,274,318
Oscar US Funding Trust II, Series 2015-1A, Class A4 (a) 2.440% 6/15/22	1,020,000	1,013,270
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.934% 7/15/20	336,922	337,758
Oscar US Funding Trust V, Series 2016-2A, Class A2A (a) 2.310% 11/15/19	721,300	721,370
Oscar US Funding Trust VI, Series 2017-1A, Class A3 (a) 2.820% 6/10/21	550,000	552,242
Oscar US Funding Trust VI, Series 2017-1A, Class A4 (a) 3.300% 5/10/24	400,000	402,661
Prestige Auto Receivables Trust, Series 2015-1, Class B (a) 2.040% 4/15/21	1,000,000	1,000,823
Santander Drive Auto Receivables Trust, Series 2016-1, Class A3 1.620% 3/16/20	452,941	452,999

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Santander Drive Auto Receivables Trust, Series 2014-1, Class C 2.360% 4/15/20	$228,791	$229,130
Santander Drive Auto Receivables Trust, Series 2015-2, Class C 2.440% 4/15/21	1,700,000	1,708,002
Santander Drive Auto Receivables Trust, Series 2016-1, Class B 2.470% 12/15/20	1,100,000	1,104,333
Santander Drive Auto Receivables Trust, Series 2014-4, Class D 3.100% 11/16/20	600,000	608,239
Santander Drive Auto Receivables Trust, Series 2016-1, Class D 4.020% 4/15/22	1,740,000	1,787,237
Westlake Automobile Receivables Trust, Series 2016-2A, Class A2 (a) 1.570% 6/17/19	424,812	424,744
Westlake Automobile Receivables Trust, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.050%, FRN (a) 2.284% 1/15/19	161,488	161,507

		33,438,803

Commercial MBS — 0.5%
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4, VRN (b) 6.509% 2/10/51	335,901	336,924
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM, VRN (b) 5.513% 1/12/45	353,308	352,841
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	46,716	46,704
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A2 3.147% 2/10/47	845,000	855,195
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN (b) 5.959% 7/10/38	504,276	510,127
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM, VRN (b) 5.856% 9/12/49	124,923	125,548
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ, VRN (b) 5.508% 2/12/44	284,468	284,475
Morgan Stanley Capital I, Series 2008-T29, Class A4, VRN (b) 6.498% 1/11/43	183,443	184,085

	Principal Amount	Value
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, VRN (b) 5.475% 8/15/39	$60,841	$60,760
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM, VRN (b) 6.200% 6/15/45	207,744	209,056
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, VRN (b) 6.221% 2/15/51	147,346	147,921

		3,113,636

Home Equity ABS — 0.2%
ACE Securities Corp., Series 2005-HE7, Class A2D, 1 mo. USD LIBOR + .660%, FRN 1.897% 11/25/35	62,627	62,591
ACE Securities Corp., Series 2005-HE5, Class M2, 1 mo. USD LIBOR + .735%, FRN 1.972% 8/25/35	188,561	189,279
Bear Stearns Asset-Backed Securities I Trust, Series 2005-HE12, Class M1, 1 mo. USD LIBOR + ..480%, FRN 1.717% 12/25/35	410,556	412,007
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .240%, FRN (a) 1.477% 10/25/34	407,448	406,519
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2, 1 mo. USD LIBOR + .220%, FRN 1.457% 10/25/35	128,871	128,917
Mastr Asset-Backed Securities Trust, Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + .720%, FRN 1.957% 3/25/35	357,044	357,334
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6, STEP 6.276% 10/25/28	6	6
Residential Asset Securities Corp., Series 2005-AHL3, Class A2, 1 mo. USD LIBOR + .240%, FRN 1.477% 11/25/35	18,318	18,303

		1,574,956

Other ABS — 16.8%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 1.434% 3/15/41	288,510	281,422

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
321 Henderson Receivables I LLC, Series 2006-2A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 1.434% 6/15/41	$375,977	$366,671
321 Henderson Receivables I LLC, Series 2010-3A, Class A (a) 3.820% 12/15/48	718,967	722,114
AIMCO CLO, Series 2014-AA, Class AR, 3 mo. USD LIBOR + 1.100%, FRN (a) 2.407% 7/20/26	420,000	419,997
ALM VII Ltd., Series 2012-7A, Class A1R, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.784% 10/15/28	1,290,000	1,303,352
ALM VIII Ltd., Series 2013-8A, Class A1R, 3 mo. USD LIBOR + 1.490%, FRN (a) 2.794% 10/15/28	680,000	685,169
ALM XIV Ltd., Series 2014-14A, Class A1R, 3 mo. USD LIBOR + 1.150%, FRN (a) 2.464% 7/28/26	1,250,000	1,253,640
Arbys Funding LLC, Series 2015-1A, Class A2 (a) 4.969% 10/30/45	835,125	862,035
ARL First LLC, Series 2012-1A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 2.977% 12/15/42	675,274	657,800
Avery Point III CLO Ltd., Series 2013-3A, Class AR, 3 mo. USD LIBOR + 1.120%, FRN (a) 2.424% 1/18/25	1,500,000	1,503,935
BCC Funding X LLC, Series 2015-1, Class A2 (a) 2.224% 10/20/20	310,305	310,005
Birchwood Park CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 1.180%, FRN (a) 2.484% 7/15/26	1,010,000	1,014,419
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class AA, STEP (a) 2.487% 12/16/41	595,833	594,948
BlueMountain CLO Ltd., Series 2015-2A, Class A1, 3 mo. USD LIBOR + 1.430%, FRN (a) 2.734% 7/18/27	1,475,000	1,480,083
BlueVirgo Trust, Series 2015-1A, Class NOTE (a) 3.000% 12/15/22	1,166,247	1,171,169

	Principal Amount	Value
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A (a) 2.940% 5/25/29	$561,658	$560,382
Capital Automotive LLC, Series 2012-1A, Class A1 (a) 3.870% 4/15/47	617,417	618,024
Carlyle Global Market Strategies, Series 2014-4A, Class A1R, 3 mo. USD LIBOR + 1.200%, FRN (a) 2.504% 10/15/26	2,050,000	2,062,833
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (a) 2.000% 12/10/23	368,653	367,040
Citigroup Mortgage Loan Trust Asset Backed Pass-Through Certificates, Series 2005-OPT3, Class M2, 1 mo. USD LIBOR + .675%, FRN 1.912% 5/25/35	407,060	407,728
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (a) 4.474% 3/20/43	1,588,330	1,596,846
CLI Funding VI LLC, Series 2017-1A, Class A (a) 3.620% 5/18/42	1,059,620	1,059,658
Consumer Installment Loan Trust, Series 2016-LD1, Class A (a) 3.960% 7/15/22	302,910	304,225
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 1.697% 9/25/34	83,223	82,915
Crestline Denali CLO Ltd., Series 2013-1A, Class A1 (a) (c) 1.000% 10/26/27	1,850,000	1,850,000
DB Master Finance LLC, Series 2015-1A, Class A2I (a) 3.262% 2/20/45	1,433,250	1,430,652
Diamond Resorts Owner Trust, Series 2013-2, Class A (a) 2.270% 5/20/26	823,662	820,726
Diamond Resorts Owner Trust, Series 2014-1, Class A (a) 2.540% 5/20/27	155,243	155,113
Diamond Resorts Owner Trust, Series 2015-1, Class A (a) 2.730% 7/20/27	228,776	228,035
Diamond Resorts Owner Trust, Series 2014-1, Class B (a) 2.980% 5/20/27	256,151	256,074
Diamond Resorts Owner Trust, Series 2015-2, Class A (a) 2.990% 5/22/28	448,563	446,736

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Diamond Resorts Owner Trust, Series 2016-1, Class A (a) 3.080% 11/20/28	$1,590,277	$1,576,550
Diamond Resorts Owner Trust, Series 2015-2, Class B (a) 3.540% 5/22/28	244,671	244,308
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2I (a) 3.484% 10/25/45	1,303,500	1,309,358
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (a) 1.950% 11/25/39	291,667	289,917
Drug Royalty Corp., Inc., Series 2014-1, Class A1, 3 mo. USD LIBOR + 2.850%, FRN (a) 4.154% 7/15/23	361,494	364,972
Drug Royalty Corp., Inc., Series 2012-1, Class A1, 3 mo. USD LIBOR + 5.250%, FRN (a) 6.130% 7/15/24	138,064	139,677
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A (a) 2.730% 4/25/28	933,455	907,580
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class B, VRN (a) (b) 3.020% 2/25/27	349,683	344,331
Element Rail Leasing I LLC, Series 2014-1A, Class A1 (a) 2.299% 4/19/44	850,861	843,425
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (a) 2.707% 2/19/45	188,461	185,303
Element Rail Leasing II LLC, Series 2016-1A, Class A1 (a) 3.968% 3/19/46	553,374	566,832
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	258,078	259,952
FNA Trust, Series 2015-1, Class A (a) 3.240% 12/10/23	176,788	175,985
Fremont Home Loan Trust, Series 2005-E, Class 2A3, 1 mo. USD LIBOR + .240%, FRN 1.477% 1/25/36	2,546	2,546
FRS I LLC, Series 2013-1A, Class A1 (a) 1.800% 4/15/43	115,160	114,224
Galaxy XX CLO Ltd., Series 2015-20A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.757% 7/20/27	1,475,000	1,480,248
Global SC Finance IV Ltd., Series 2017-1A, Class A (a) 3.850% 4/15/37	838,668	847,232

	Principal Amount	Value
Global SC Funding One Ltd., Series 2015-1, Class B1 (a) 2.740% 1/18/30	$12,463	$12,454
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 2.464% 4/25/25	1,487,135	1,487,123
Goodgreen Trust, Series 2016-1A, Class A (a) 3.230% 10/15/52	1,312,966	1,300,741
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + ..645%, FRN 1.882% 4/25/35	59,168	59,441
Hercules Capital Funding Trust, Series 2014-1A, Class A (a) 3.524% 4/16/21	212,682	213,015
HERO Funding Trust, Series 2017-2A, Class A1 (a) 3.280% 9/20/48	336,001	338,088
HERO Funding Trust, Series 2016-4A, Class A1 (a) 3.570% 9/20/47	930,830	940,307
HERO Funding Trust, Series 2017-2A, Class A2 (a) 4.070% 9/20/48	276,707	283,870
Hilton Grand Vacations Trust, Series 2014-AA, Class A (a) 1.770% 11/25/26	399,942	394,884
Hilton Grand Vacations Trust, Series 2013-A, Class A (a) 2.280% 1/25/26	306,196	305,099
Hilton Grand Vacations Trust, Series 2017-AA, Class B, VRN (a) (b) 2.960% 12/26/28	802,952	799,457
Home Equity Asset Trust, Series 2006-4, Class 2A3, 1 mo. USD LIBOR + .170%, FRN 1.407% 8/25/36	1,833	1,833
LCM XIV LP, Series 14A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 2.454% 7/15/25	2,400,000	2,405,323
Lendmark Funding Trust, Series 2017-1A, Class A (a) 2.830% 12/22/25	630,000	630,213
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 2.062% 6/25/35	281,849	280,195
Madison Park Funding XIV Ltd., Series 2014-14A, Class A1R, 3 mo. USD LIBOR + 1.120%, FRN (a) 2.427% 7/20/26	1,200,000	1,205,960

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Magnetite XI Ltd., Series 2014-11A, Class A1R, 3 mo. USD LIBOR + 1.120%, FRN (a) 2.424% 1/18/27	$1,780,000	$1,783,914
Mariner Finance Issuance Trust, Series 2017-AA, Class A (a) 3.620% 2/20/29	990,000	995,828
Marlette Funding Trust, Series 2017-2A, Class A (a) 2.390% 7/15/24	870,948	871,796
Marlette Funding Trust, Series 2017-1A, Class A (a) 2.827% 3/15/24	1,085,457	1,090,004
Marlette Funding Trust, Series 2016-1A, Class A (a) 3.060% 1/17/23	845,677	848,516
Miramax LLC, Series 2014-1A, Class A2 (a) 3.340% 7/20/26	373,520	374,703
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4, 1 mo. USD LIBOR + .945%, FRN 2.182% 4/25/35	250,526	251,956
Mosaic Solar Loans LLC, Series 2017-1A, Class A (a) 4.450% 6/20/42	291,487	295,094
MVW Owner Trust, Series 2013-1A, Class A (a) 2.150% 4/22/30	321,566	319,760
MVW Owner Trust, Series 2014-2, Class A (a) 2.250% 9/22/31	590,431	584,237
MVW Owner Trust, Series 2016-1A, Class A (a) 2.250% 12/20/33	280,401	276,276
MVW Owner Trust, Series 2017-1A, Class A (a) 2.420% 12/20/34	237,868	236,975
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	28,476	28,464
Nations Equipment Finance Funding III LLC, Series 2016-1A, Class A (a) 3.610% 2/20/21	495,824	497,364
Navitas Equipment Receivables LLC, Series 2015-1, Class A2 (a) 2.120% 11/15/18	226,420	226,292
New Residential Advance Receivables Trust, Series 2016-T2, Class AT2 (a) 2.575% 10/15/49	4,200,000	4,168,821
New Residential Advance Receivables Trust, Series 2016-T4, Class AT4 (a) 3.107% 12/15/50	1,500,000	1,483,377

	Principal Amount	Value
Oak Hill Credit Partners X Ltd., Series 2014-10A, Class AR, 3 mo. USD LIBOR + 1.130%, FRN (a) 2.437% 7/20/26	$450,000	$451,955
OHA Loan Funding Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.410%, FRN (a) 2.725% 8/15/29	1,350,000	1,367,557
OnDeck Asset Securitization Trust II LLC, Series 2016-1A, Class A (a) 4.210% 5/17/20	420,000	418,198
Oportun Funding VI LLC, Series 2017-A, Class A (a) 3.230% 6/08/23	920,000	926,576
Orange Lake Timeshare Trust, Series 2014-AA, Class A (a) 2.290% 7/09/29	110,003	109,311
Orange Lake Timeshare Trust, Series 2016-A, Class A (a) 2.610% 3/08/29	651,989	650,030
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	206,715	206,085
Oxford Finance Funding Trust, Series 2016-1A, Class A (a) 3.968% 6/17/24	700,000	706,794
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A, 1 mo. USD LIBOR + .260%, FRN 1.497% 9/25/35	806	806
RAAC, Series 2006-RP2, Class A, 1 mo. USD LIBOR + .250%, FRN (a) 1.487% 2/25/37	193,584	193,106
Residential Asset Mortgage Products, Inc., Series 2005-EFC5, Class M1, 1 mo. USD LIBOR + ..400%, FRN 1.637% 10/25/35	78,148	78,103
Sierra Receivables Funding Co. LLC, Series 2013-2A, Class A, VRN (a) (b) 2.280% 11/20/25	166,890	166,747
Sierra Receivables Funding Co. LLC, Series 2014-3A, Class A (a) 2.300% 10/20/31	733,168	729,834
Sierra Receivables Funding Co. LLC, Series 2015-1A, Class A (a) 2.400% 3/22/32	798,255	796,247
Sierra Receivables Funding Co. LLC, Series 2016-2A, Class B (a) 2.780% 7/20/33	183,659	183,578
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (a) 3.080% 9/20/32	103,446	103,647

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A (a) 2.580% 9/20/32	$275,855	$275,891
Sofi Consumer Loan Program LLC, Series 2017-3, Class A (a) 2.770% 5/25/26	1,460,333	1,466,785
SoFi Consumer Loan Program LLC, Series 2016-3, Class A (a) 3.050% 12/26/25	730,949	738,214
SoFi Consumer Loan Program LLC, Series 2016-5, Class A (a) 3.060% 9/25/28	3,852,996	3,885,832
SoFi Consumer Loan Program LLC, Series 2016-2A, Class A (a) 3.090% 10/27/25	1,228,008	1,240,507
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A (a) 3.260% 8/25/25	1,680,214	1,706,453
SoFi Consumer Loan Program LLC, Series 2017-2, Class A (a) 3.280% 2/25/26	1,611,054	1,630,109
SpringCastle America Funding LLC, Series 2016-AA, Class A (a) 3.050% 4/25/29	1,517,955	1,528,302
Springleaf Funding Trust, Series 2016-AA, Class A (a) 2.900% 11/15/29	2,560,000	2,567,138
SPS Servicer Advance Receivables Trust, Series 2016-T1, Class AT1 (a) 2.530% 11/16/48	1,960,000	1,944,195
SVO VOI Mortgage LLC, Series 2012-AA, Class A (a) 2.000% 9/20/29	486,244	480,782
Symphony CLO XV Ltd., Series 2014-15A, Class AR, 3 mo. USD LIBOR + 1.180%, FRN (a) 2.484% 10/17/26	1,140,000	1,144,294
Taco Bell Funding LLC, Series 2016-1A, Class A2I (a) 3.832% 5/25/46	1,316,700	1,340,976
TAL Advantage LLC, Series 2014-2A, Class A1 (a) 1.700% 5/20/39	331,507	330,901
TAL Advantage VI LLC, Series 2017-1A, Class A (a) 4.500% 4/20/42	1,211,730	1,256,371
TCI-Symphony CLO Ltd., Series 2016-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.784% 10/13/29	1,060,000	1,078,769

	Principal Amount	Value
Trafigura Securitisation Finance PLC, Series 2017-1A, Class B, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.934% 12/15/20	$670,000	$673,442
Treman Park CLO Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.370%, FRN (a) 2.677% 4/20/27	1,960,000	1,970,335
Trip Rail Master Funding LLC, Series 2017-1A, Class A1 (a) 2.709% 8/15/47	451,068	452,180
Trip Rail Master Funding LLC, Series 2014-1A, Class A2 (a) 4.085% 4/15/44	1,200,000	1,217,803
Trip Rail Master Funding LLC, Series 2011-1A, Class A2 (a) 6.024% 7/15/41	2,250,000	2,415,548
Triton Container Finance IV LLC, Series 2017-2A, Class A (a) 3.620% 8/20/42	2,461,122	2,475,639
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX, VRN (b) 2.997% 10/25/46	845,730	849,871
Welk Resorts LLC, Series 2015-AA, Class A (a) 2.790% 6/16/31	299,136	295,707
Welk Resorts LLC, Series 2017-AA, Class B 3.410% 6/15/33	1,586,911	1,583,761
Wendys Funding LLC, Series 2015-1A, Class A2I (a) 3.371% 6/15/45	2,989,000	3,009,858
Westgate Resorts LLC, Series 2014-1A, Class A (a) 2.150% 12/20/26	350,958	347,781
Westgate Resorts LLC, Series 2017-1A, Class A (a) 3.050% 12/20/30	761,532	758,283
Westgate Resorts LLC, Series 2015-2A, Class A (a) 3.200% 7/20/28	692,304	693,273

		105,965,140

Student Loans ABS — 8.4%
Academic Loan Funding Trust, Series 2013-1A, Class A, 1 mo. USD LIBOR + .800%, FRN (a) 2.037% 12/26/44	252,816	251,733
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + .700%, FRN (a) 1.937% 7/25/56	886,943	888,030

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Access Group, Inc., Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.737% 7/25/58	$430,000	$369,458
AccessLex Institute, Series 2004-A, Class A2, 3 mo. USD LIBOR + .260%, FRN 1.574% 4/25/29	38,958	38,941
AccessLex Institute, Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 2.240% 7/01/38	413,203	386,469
CIT Education Loan Trust, Series 2005-1, Class A3, 3 mo. USD LIBOR + .120%, FRN 1.366% 3/15/26	111,444	110,691
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%, FRN 1.794% 1/15/37	751,465	685,300
Commonbond Student Loan Trust, Series 2017-AGS, Class C (a) 5.280% 5/25/41	1,320,000	1,312,942
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B (a) 2.500% 1/25/30	438,726	416,367
DRB Prime Student Loan Trust, Series 2015-A, Class A3 2.320% 4/25/30	319,422	317,757
DRB Prime Student Loan Trust, Series 2015-B, Class A3 (a) 2.540% 4/27/26	276,775	273,783
DRB Prime Student Loan Trust, Series 2016-B, Class A2 (a) 2.890% 6/25/40	892,086	890,464
DRB Prime Student Loan Trust, Series 2015-D, Class A1, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.937% 1/25/40	827,103	843,360
DRB Prime Student Loan Trust, Series 2015-A, Class A2 (a) 3.060% 7/25/31	409,968	413,858
DRB Prime Student Loan Trust, Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900%, FRN (a) 3.137% 10/25/44	2,253,272	2,261,158
DRB Prime Student Loan Trust, Series 2015-B, Class A2 (a) 3.170% 7/25/31	512,525	519,936
DRB Prime Student Loan Trust, Series 2015-D, Class A2 (a) 3.200% 1/25/40	1,760,374	1,776,875

	Principal Amount	Value
DRB Prime Student Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000%, FRN (a) 3.237% 4/25/40	$548,204	$546,742
Earnest Student Loan Program LLC, Series 2016-C, Class A2 (a) 2.680% 7/25/35	1,626,157	1,611,162
Earnest Student Loan Program LLC, Series 2016-D, Class A2 (a) 2.720% 1/25/41	866,044	865,066
Earnest Student Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050%, FRN (a) 3.287% 2/26/35	1,040,477	1,044,107
ECMC Group Student Loan Trust, Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200%, FRN (a) 2.437% 12/27/66	2,740,333	2,742,748
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350%, FRN (a) 2.587% 7/26/66	1,779,984	1,781,103
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1, 1 mo. USD LIBOR + .750%, FRN 1.987% 12/01/31	579,238	577,037
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4, 3 mo. USD LIBOR + .310%, FRN 1.640% 9/27/35	289,258	288,852
Laurel Road Prime Student Loan Trust, Series 2017-B, Class CFX (a) 3.610% 8/25/42	1,000,000	1,000,462
Navient Private Education Loan Trust, Series 2014-AA, Class A2A (a) 2.740% 2/15/29	756,469	761,693
Navient Student Loan Trust, Series 2017-5A, Class A, FRN (a) (b) 2.048% 7/26/66	1,090,000	1,089,994
Navient Student Loan Trust, Series 2017-4A, Class A3, 1 mo. USD LIBOR + 1.000%, FRN (a) 2.237% 9/27/66	1,300,000	1,299,992
Navient Student Loan Trust, Series 2017-3A, Class A3, 1 mo. USD LIBOR + 1.050%, FRN (a) 2.287% 7/26/66	1,100,000	1,108,751
Navient Student Loan Trust, Series 2017-1A, Class A3, 1 mo. USD LIBOR + 1.150%, FRN (a) 2.387% 7/26/66	2,400,000	2,446,123

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Navient Student Loan Trust, Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250%, FRN (a) 2.487% 6/25/65	$2,972,921	$3,032,547
Navient Student Loan Trust, Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300%, FRN (a) 2.537% 3/25/66	2,800,000	2,887,889
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%, FRN (a) 2.987% 12/26/40	573,003	574,124
Nelnet Private Education Loan Trust, Series 2016-A, Class A1B (a) 3.600% 12/26/40	686,113	684,458
Nelnet Student Loan Trust, Series 2013-5A, Class A, 1 mo. USD LIBOR + .630%, FRN (a) 1.864% 1/25/37	568,235	564,078
Nelnet Student Loan Trust, Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.734% 6/25/54	395,000	354,293
North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 3 mo. USD LIBOR + .800%, FRN 2.114% 7/25/25	456,498	456,923
North Carolina State Education Assistance Authority, Series 2011-1, Class A2, 3 mo. USD LIBOR + .900%, FRN 2.214% 1/26/26	97,185	97,261
PHEAA Student Loan Trust, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950%, FRN (a) 2.187% 11/25/65	1,662,014	1,665,007
SLC Private Student Loan Trust, Series 2006-A, Class A5, 3 mo. USD LIBOR + .170%, FRN 1.474% 7/15/36	51,256	51,256
SLC Private Student Loan Trust, Series 2006-A, Class C, 3 mo. USD LIBOR + .450%, FRN 1.754% 7/15/36	567,000	517,938
SLM Student Loan Trust, Series 2007-5, Class A6, 3 mo. USD LIBOR + .110%, FRN 1.424% 1/26/43	480,000	457,731
SLM Student Loan Trust, Series 2006-10, Class B, 3 mo. USD LIBOR + .220%, FRN 1.534% 3/25/44	397,422	358,328

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-14, Class A6, 3 mo. USD LIBOR + .300%, FRN 1.614% 7/25/25	$520,000	$517,275
SLM Student Loan Trust, Series 2005-8, Class B, 3 mo. USD LIBOR + .310%, FRN 1.624% 1/25/55	638,921	577,830
SLM Student Loan Trust, Series 2004-3A, Class A6A, 3 mo. USD LIBOR + .550%, FRN (a) 1.864% 10/25/64	2,300,000	2,251,157
SLM Student Loan Trust, Series 2003-11, Class B, 3 mo. USD LIBOR + .650%, FRN 1.970% 12/15/38	501,837	475,720
SLM Student Loan Trust, Series 2003-5, Class A7, 28 day ARS, FRN 4.500% 6/17/30	100,000	100,000
SMB Private Education Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + .700%, FRN (a) 1.934% 5/15/23	652,794	653,257
SMB Private Education Loan Trust, Series 2016-B, Class A2B, 1 mo. USD LIBOR + 1.450%, FRN (a) 2.684% 2/17/32	480,000	493,279
SMB Private Education Loan Trust, Series 2015-C, Class A3, 1 mo. USD LIBOR + 1.950%, FRN (a) 3.184% 8/16/32	1,350,000	1,409,880
SoFi Professional Loan Program LLC, Series 2015-A, Class RC, (Acquired 4/19/17, Cost $1,406,875) (a) (d) (e) 0.000% 3/25/33	500	1,100,000
SoFi Professional Loan Program LLC, Series 2017-D, Class R1, (Acquired 7/19/17, Cost $1,320,697) (a) (d) (e) 0.000% 9/25/40	2,333,800	1,320,697
SoFi Professional Loan Program LLC, Series 2016-B, Class A2A (a) 1.680% 3/25/31	495,737	495,482
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B (a) 2.360% 12/27/32	280,000	278,226
SoFi Professional Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200%, FRN (a) 2.437% 6/25/33	905,403	914,797
SoFi Professional Loan Program LLC, Series 2016-E, Class A2B (a) 2.490% 1/25/36	770,000	767,449

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SoFi Professional Loan Program LLC, Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 2.987% 8/25/36	$833,062	$853,680
SoFi Professional Loan Program LLC, Series 2014-A, Class A2 (a) 3.020% 10/25/27	144,237	145,690

		52,977,206

WL Collateral CMO — 0.6%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, VRN (b) 3.816% 8/25/34	62,005	62,333
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, VRN (b) 3.456% 2/25/34	23,813	24,249
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, VRN (b) 3.887% 9/25/33	9,132	8,843
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN (b) 3.708% 8/25/34	11,923	12,323
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN (b) 3.151% 8/25/34	67,570	65,889
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IIA2, VRN (b) 3.341% 2/25/34	155,499	161,899
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA, VRN (b) 3.370% 2/25/34	6,752	6,609
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA, VRN (b) 3.547% 7/25/33	4,377	4,504
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, VRN (b) 3.375% 2/25/34	291	309
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1, VRN (a) (b) 3.750% 11/25/56	1,013,790	1,041,345
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3, VRN (a) (b) 3.000% 10/25/31	2,144,317	2,137,822
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, VRN (b) 3.508% 3/25/34	38,368	39,607

	Principal Amount	Value
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400%, FRN 2.289% 4/25/44	$98,898	$101,294

		3,667,026

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $200,185,897)		200,736,767

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.3%
Collateralized Mortgage Obligations — 0.1%
Government National Mortgage Association Series 2014-131, Class BW 2.897% 5/20/41 VRN (b)	482,287	492,434

Pass-Through Securities — 0.2%
Federal Home Loan Mortgage Corp.
Pool #1Q0239 1 year CMT + 2.245%, FRN 2.998% 3/01/37	442,450	466,811
Federal National Mortgage Association
Pool #888586 1 year CMT + 2.207%, FRN 2.980% 10/01/34	170,395	179,044
Pool #725692 1 year CMT + 2.146%, FRN 3.041% 10/01/33	92,911	97,832
Pool #775539 12 mo. USD LIBOR + 1.645%, FRN 3.475% 5/01/34	57,261	60,188
Pool #684154 5.500% 2/01/18	361	362
Pool #702331 5.500% 5/01/18	14,977	15,105
Pool #725796 5.500% 9/01/19	176,218	181,035
Pool #844564 5.500% 12/01/20	42,283	44,096
Government National Mortgage Association
Pool #507545 7.500% 8/15/29	29,583	35,114
Government National Mortgage Association II
Pool #82462 1 year CMT + 1.500%, FRN 2.375% 1/20/40	190,483	195,723

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #82488 1 year CMT + 1.500%, FRN 2.375% 3/20/40	$242,962	$249,545

		1,524,855

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $2,004,241)		2,017,289

U.S. TREASURY OBLIGATIONS — 2.4%
U.S. Treasury Bonds & Notes — 2.4%
U.S. Treasury Note (f) 0.750% 10/31/18	5,100,000	5,065,834
U.S. Treasury Note 1.250% 3/31/21	5,700,000	5,607,598
U.S. Treasury Note 1.625% 3/15/20	4,400,000	4,407,563

		15,080,995

TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,121,184)		15,080,995

TOTAL BONDS & NOTES (Cost $496,600,725)		499,601,002

TOTAL PURCHASED OPTIONS (#) — 0.2% (Cost $1,027,659)		998,636

TOTAL LONG-TERM INVESTMENTS (Cost $497,628,384)		500,599,638

SHORT-TERM INVESTMENTS — 20.8%
Commercial Paper — 20.7%
Agrium, Inc. 1.525% 11/17/17	2,000,000	1,996,167
Agrium, Inc. 1.576% 11/13/17	3,500,000	3,493,875
Amphenol Corp. (a) 1.527% 12/12/17	5,500,000	5,483,415
Bell Canada (a) 1.527% 12/14/17	5,000,000	4,984,262
CRH America Finance, Inc. (a) 1.515% 10/10/17	2,500,000	2,498,954
CRH America Finance, Inc. (a) 1.577% 11/02/17	3,000,000	2,996,053
Dollar General Corp. (a) 1.369% 10/02/17	2,250,000	2,249,720
Dollar General Corp. (a) 1.471% 10/05/17	2,700,000	2,699,325

	Principal Amount	Value
Enbridge (US), Inc. (a) 1.619% 12/07/17	$5,000,000	$4,986,066
Entergy Corp. (a) 1.349% 10/02/17	4,750,000	4,749,357
Entergy Corp., . (a) 1.628% 11/09/17	5,000,000	4,990,564
Equifax, Inc. (a) 1.505% 11/06/17	5,000,000	4,992,638
Equifax, Inc. (a) 1.571% 1/22/18	5,000,000	4,974,684
Glencore Funding LLC (a) 1.525% 10/26/17	5,000,000	4,994,255
Hewlett Packard Enterprise Co. (a) 1.462% 10/26/17	5,500,000	5,495,306
HP, Inc. (a) 1.577% 10/20/17	400,000	399,735
HP, Inc. (a) 1.577% 10/20/17	5,000,000	4,996,693
Interpublic Group Cos. (a) 1.567% 12/07/17	5,000,000	4,986,037
Kroger Co. (a) 1.318% 10/02/17	5,000,000	4,999,438
Leggett & Platt (a) 1.494% 10/06/17	2,000,000	1,999,471
Marriott International (a) 1.524% 10/16/17	5,500,000	5,496,413
Molex Electronic Technologies (a) 1.308% 10/04/17	5,000,000	4,999,059
Sempra Energy Holdings (a) 1.453% 11/07/17	4,300,000	4,293,497
Suncor Energy, Inc. (a) 1.527% 12/06/17	5,500,000	5,484,926
Telus Corp. (a) 1.610% 12/15/17	5,500,000	5,482,648
Thomson Reuters Corp. (a) 1.494% 11/20/17	5,500,000	5,488,361
Transcanada American (a) 1.473% 10/25/17	5,000,000	4,994,991
Volvo Treasury NA LLC (a) 1.494% 10/17/17	4,000,000	3,997,236
Whirlpool Corp. (a) 1.474% 11/27/17	490,000	488,853
Whirlpool Corp. (a) 1.495% 12/18/17	5,000,000	4,983,522
WPP CP Finance PLC (a) 1.736% 2/09/18	5,700,000	5,665,800

		130,341,321

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Deposit — 0.1%
Euro Time Deposit 0.120% 10/02/17	$706,313	$706,313

TOTAL SHORT-TERM INVESTMENTS (Cost $131,048,652)		131,047,634

TOTAL INVESTMENTS — 100.2% (Cost $628,677,036) (g)		631,647,272

Other Assets/(Liabilities) — (0.2)%		(1,117,424)

NET ASSETS — 100.0%		$630,529,848

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $381,252,638 or 60.47% of net assets.
(b)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2017.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	Investment was valued using significant unobservable inputs.
(e)	Restricted security. Certain securities are restricted as to resale. At September 30, 2017, these securities amounted to a value of $2,420,697 or 0.38% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(f)	A portion of this security is pledged/held as collateral for open futures contracts and open swap agreements. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

(#)	The Fund had the following open Purchased Options contracts at September 30, 2017:

Purchased Options

OTC Counterparty	Units		Notional Amount	Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Barclays Bank PLC	5,080,000	USD	5,080,000	7/12/27	Receive	3-Month USD LIBOR 10 Year Swaption, Underlying swap terminates 7/14/37 Strike 2.87	$323,833	$343,588	$19,755
Put
Barclays Bank PLC	10,930,000	USD	10,930,000	7/12/27	Pay	3-Month USD LIBOR 10 Year Swaption, Underlying swap terminates 7/14/37 Strike 2.87	$703,826	$655,048	$(48,778)

							$1,027,659	$998,636	$(29,023)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

The Fund had the following open Futures contracts at September 30, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Long
U.S. Treasury Note 10 Year	12/19/17	556	$70,413,847	$(740,097)
U.S. Treasury Note 2 Year	12/29/17	199	43,052,675	(127,753)

				$(867,850)

Futures Contracts — Short
U.S. Treasury Ultra 10 Year	12/19/17	198	$(26,911,900)	$314,931
U.S. Treasury Note 5 Year	12/29/17	1,404	(166,117,335)	1,147,335

				$1,462,266

The Fund had the following open Swap agreements at September 30, 2017:

Swaps

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	6,460,000	6/20/22	Quarterly	(1.000%)	CDX.NA.IG.28	$(38,381)	$(98,468)	$(136,849)

Credit Default Swaps — Sell Protection††
OTC Swaps
Goldman Sachs International	USD	1,500,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	$(228,369)	$924	$(227,445)
Goldman Sachs International	USD	1,120,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(72,834)	(96,992)	(169,826)
Goldman Sachs International	USD	400,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(28,604)	(32,048)	(60,652)

							$(329,807)	$(128,116)	$(457,923)

Collateral for swap agreements held by Credit Suisse Securities (USA) and Goldman Sachs International amounted to $67,657 and $273,428 in securities, respectively, at September 30, 2017.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protecton.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments

September 30, 2017

	Principal Amount	Value
BONDS & NOTES — 131.3%

CORPORATE DEBT — 3.5%
Auto Manufacturers — 0.5%
General Motors Financial Co., Inc. 3 mo. USD LIBOR + 2.060%, FRN 3.364% 1/15/19	$1,280,000	$1,303,469

Banks — 1.2%
The Goldman Sachs Group, Inc. 3 mo. USD LIBOR + .800%, FRN 2.120% 12/15/17	2,250,000	2,252,898
MUFG Americas Holdings Corp. 3 mo. USD LIBOR + .570%, FRN 1.881% 2/09/18	870,000	871,128

		3,124,026

Computers — 0.8%
Dell International LLC/ EMC Corp. (a) 3.480% 6/01/19	800,000	815,886
Hewlett Packard Enterprise Co. 3 mo. USD LIBOR + 1.930%, FRN 3.231% 10/05/18	1,300,000	1,320,071

		2,135,957

Diversified Financial Services — 0.5%
Ally Financial, Inc. 3.600% 5/21/18	1,295,000	1,304,971

Pharmaceuticals — 0.5%
Allergan Funding SCS 3 mo. USD LIBOR + 1.080%, FRN 2.390% 3/12/18	1,250,000	1,254,140

TOTAL CORPORATE DEBT (Cost $5,462,888)		9,122,563

MUNICIPAL OBLIGATIONS — 0.0%
Louisiana State Public Facilities Authority, Series 2011-A, Class A2, FRN (b) 2.214% 4/26/27	129,257	129,148

TOTAL MUNICIPAL OBLIGATIONS (Cost $129,257)		129,148

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 32.0%
Auto Floor Plan ABS — 0.5%
Ally Master Owner Trust, Series 2015-2, Class A1, 1 mo. LIBOR + .570%, FRN 1.804% 1/15/21	900,000	901,936

	Principal Amount	Value
Navistar Financial Dealer Note Master Owner Trust II, Series 2016-1, Class A, 1 mo. LIBOR + 1.350%, FRN (a) 2.584% 9/27/21	$520,000	$523,578

		1,425,514

Automobile ABS — 8.4%
American Credit Acceptance Receivables Trust, Series 2016-2, Class A (a) 2.220% 7/13/20	392,480	392,465
American Credit Acceptance Receivables Trust, Series 2016-1A, Class A (a) 2.370% 5/12/20	18,324	18,327
American Credit Acceptance Receivables Trust, Series 2017-1, Class B (a) 2.390% 2/16/21	670,000	669,407
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class A1 1.400% 8/20/18	1,925,772	1,925,834
Bank of The West Auto Trust, Series 2014-1, Class A4 (a) 1.650% 3/16/20	420,000	420,096
California Republic Auto Receivables Trust, Series 2013-2, Class A2 1.230% 3/15/19	7,514	7,513
CFC LLC, Series 2015-1A, Class A (a) 1.750% 6/15/21	119,744	119,634
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	94,954	94,902
Chesapeake Funding II LLC, Series 2016-2A, Class A2, 1 mo. USD LIBOR + 1.000%, FRN (a) 2.234% 6/15/28	1,303,768	1,311,313
CPS Auto Trust, Series 2013-A, Class A (a) 1.310% 6/15/20	97,304	97,304
CPS Auto Trust, Series 2014-D, Class A (a) 1.490% 4/15/19	9,237	9,237
CPS Auto Trust, Series 2015-A, Class A (a) 1.530% 7/15/19	48,690	48,685
CPS Auto Trust, Series 2016-C, Class A (a) 1.620% 1/15/20	158,979	158,758
CPS Auto Trust, Series 2015-B, Class A (a) 1.650% 11/15/19	148,766	148,755
CPS Auto Trust, Series 2015-C, Class A (a) 1.770% 6/17/19	45,940	45,944

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	$127,994	$127,978
CPS Auto Trust, Series 2016-B, Class A (a) 2.070% 11/15/19	155,021	155,106
CPS Auto Trust, Series 2016-A, Class A (a) 2.250% 10/15/19	113,561	113,703
CPS Auto Trust, Series 2015-C, Class B (a) 2.550% 2/18/20	450,000	450,297
CPS Auto Trust, Series 2017-A, Class B (a) 2.680% 5/17/21	1,000,000	1,005,392
Drive Auto Receivables Trust, Series 2016-BA, Class B (a) 2.560% 6/15/20	230,043	230,457
Drive Auto Receivables Trust, Series 2017-1, Class C 2.840% 4/15/22	290,000	291,779
DT Auto Owner Trust, Series 2016-3A, Class A (a) 1.750% 11/15/19	55,433	55,441
DT Auto Owner Trust, Series 2017-3A, Class B (a) 2.400% 5/17/21	420,000	419,482
DT Auto Owner Trust, Series 2016-1A, Class B (a) 2.790% 5/15/20	721,122	721,854
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 (a) 1.830% 9/20/21	497,668	497,477
Exeter Automobile Receivables Trust, Series 2015-2A, Class A (a) 1.540% 11/15/19	5,617	5,617
Exeter Automobile Receivables Trust, Series 2015-3A, Class A (a) 2.000% 3/16/20	40,367	40,370
Exeter Automobile Receivables Trust, Series 2016-3A, Class B (a) 2.840% 8/16/21	310,000	309,039
Exeter Automobile Receivables Trust, Series 2017-1A, Class B (a) 3.000% 12/15/21	320,000	320,398
First Investors Auto Owner Trust, Series 2015-2A, Class A1 (a) 1.590% 12/16/19	18,868	18,868
First Investors Auto Owner Trust, Series 2016-1A, Class A1 (a) 1.920% 5/15/20	237,701	237,843
Flagship Credit Auto Trust, Series 2014-2, Class A (a) 1.430% 12/16/19	5,477	5,476

	Principal Amount	Value
Flagship Credit Auto Trust, Series 2016-3, Class A1 (a) 1.610% 12/15/19	$336,814	$336,364
Flagship Credit Auto Trust, Series 2015-1, Class A (a) 1.630% 6/15/20	93,685	93,492
Flagship Credit Auto Trust, Series 2015-2, Class A (a) 1.980% 10/15/20	291,737	292,038
Flagship Credit Auto Trust, Series 2015-3, Class A (a) 2.380% 10/15/20	614,319	614,765
Flagship Credit Auto Trust, Series 2016-4, Class C (a) 2.710% 11/15/22	370,000	365,965
Flagship Credit Auto Trust, Series 2016-1, Class A (a) 2.770% 12/15/20	350,078	352,180
Flagship Credit Auto Trust, Series 2017-1, Class B (a) 2.830% 3/15/23	760,000	762,896
GLS Auto Receivables Trust, Series 2015-1A, Class A (a) 2.250% 12/15/20	114,773	114,693
Hertz Fleet Lease Funding LP, Series 2016-1, Class A1, 1 mo. USD LIBOR + 1.100%, FRN (a) 2.335% 4/10/30	1,047,244	1,050,033
NextGear Floorplan Master Owner Trust, Series 2016-1A, Class A1, 1 mo. LIBOR + 1.700%, FRN (a) 2.927% 4/15/21	730,000	744,202
Oscar US Funding Trust II, Series 2015-1A, Class A4 (a) 2.440% 6/15/22	620,000	615,909
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.934% 7/15/20	193,114	193,593
Oscar US Funding Trust VI, Series 2017-1A, Class A3 (a) 2.820% 6/10/21	340,000	341,386
Oscar US Funding Trust VI, Series 2017-1A, Class A4 (a) 3.300% 5/10/24	280,000	281,863
Oscar US Funding Trust VII LLC, Series 2017-2A, Class A1 (a) 1.450% 10/10/18	720,000	719,021
Prestige Auto Receivables Trust, Series 2015-1, Class B (a) 2.040% 4/15/21	580,000	580,478
Santander Drive Auto Receivables Trust, Series 2017-3, Class A1 1.400% 10/15/18	1,460,000	1,460,074

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Santander Drive Auto Receivables Trust, Series 2014-2, Class C 2.330% 11/15/19	$1,202,233	$1,204,682
Santander Drive Auto Receivables Trust, Series 2014-1, Class C 2.360% 4/15/20	136,185	136,387
Santander Drive Auto Receivables Trust, Series 2015-2, Class C 2.440% 4/15/21	900,000	904,236
Tidewater Auto Receivables Trust, Series 2016-AA, Class A2 (a) 2.300% 9/15/19	91,478	91,458
Westlake Automobile Receivables Trust, Series 2016-2A, Class A2 (a) 1.570% 6/17/19	240,601	240,563
Westlake Automobile Receivables Trust, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.050%, FRN (a) 2.284% 1/15/19	195,348	195,371

		22,166,400

Commercial MBS — 0.2%
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN (b) 5.959% 7/10/38	307,131	310,695
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM, VRN (b) 6.138% 4/17/45	5,578	5,577
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ, VRN (b) 5.508% 2/12/44	165,939	165,944

		482,216

Home Equity ABS — 0.1%
ACE Securities Corp., Series 2005-HE5, Class M2, 1 mo. USD LIBOR + .735%, FRN 1.972% 8/25/35	114,976	115,414

Other ABS — 11.6%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 1.434% 3/15/41	393,927	384,250
321 Henderson Receivables I LLC, Series 2006-2A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 1.434% 6/15/41	1,456,722	1,420,667
321 Henderson Receivables I LLC, Series 2006-4A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 1.434% 12/15/41	359,796	351,140

	Principal Amount	Value
321 Henderson Receivables I LLC, Series 2007-1A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 1.434% 3/15/42	$605,279	$578,928
321 Henderson Receivables II LLC, Series 2006-3A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 1.427% 9/15/41	157,620	149,008
ARL First LLC, Series 2012-1A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 2.977% 12/15/42	629,593	613,302
BCC Funding X LLC, Series 2015-1, Class A2 (a) 2.224% 10/20/20	190,957	190,773
BlueVirgo Trust, Series 2015-1A, Class NOTE (a) 3.000% 12/15/22	728,904	731,980
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (a) 2.000% 12/10/23	392,378	390,661
Citigroup Mortgage Loan Trust Asset Backed Pass-Through Certificates, Series 2005-OPT3, Class M2, 1 mo. USD LIBOR + .675%, FRN 1.912% 5/25/35	241,692	242,088
Consumer Installment Loan Trust, Series 2016-LD1, Class A (a) 3.960% 7/15/22	164,818	165,534
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 1.697% 9/25/34	51,162	50,973
DB Master Finance LLC, Series 2015-1A, Class A2I (a) 3.262% 2/20/45	731,250	729,924
Diamond Resorts Owner Trust, Series 2013-1, Class A (a) 1.950% 1/20/25	538,476	535,972
Diamond Resorts Owner Trust, Series 2013-2, Class A (a) 2.270% 5/20/26	499,750	497,969
Diamond Resorts Owner Trust, Series 2015-1, Class A (a) 2.730% 7/20/27	78,119	77,866
Diamond Resorts Owner Trust, Series 2015-2, Class B (a) 3.540% 5/22/28	146,803	146,585
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (a) 1.950% 11/25/39	145,833	144,958
Drug Royalty Corp., Inc., Series 2014-1, Class A1, 3 mo. USD LIBOR + 2.850%, FRN (a) 4.154% 7/15/23	308,593	311,562

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class B, VRN (a) (b) 3.020% 2/25/27	$197,094	$194,077
Element Rail Leasing II LLC, Series 2016-1A, Class A1 (a) 3.968% 3/19/46	324,119	332,001
FNA Trust, Series 2015-1, Class A (a) 3.240% 12/10/23	187,187	186,337
Global SC Funding One Ltd., Series 2015-1, Class B1 (a) 2.740% 1/18/30	11,466	11,458
Hilton Grand Vacations Trust, Series 2014-AA, Class A (a) 1.770% 11/25/26	245,578	242,472
LCM XIV LP, Series 14A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 2.454% 7/15/25	1,150,000	1,152,551
LCM XXIII Ltd., Series 23A, Class X, 3 mo. USD LIBOR + 1.200%, FRN (a) 2.507% 10/20/29	630,000	629,995
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 2.062% 6/25/35	173,275	172,258
Mariner Finance Issuance Trust, Series 2017-AA, Class A (a) 3.620% 2/20/29	510,000	513,002
Marlette Funding Trust, Series 2017-2A, Class A (a) 2.390% 7/15/24	491,525	492,004
Marlette Funding Trust, Series 2017-1A, Class A (a) 2.827% 3/15/24	824,397	827,851
Marlette Funding Trust, Series 2016-1A, Class A (a) 3.060% 1/17/23	260,456	261,330
Miramax LLC, Series 2014-1A, Class A2 (a) 3.340% 7/20/26	482,908	484,437
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4, 1 mo. USD LIBOR + .945%, FRN 2.182% 4/25/35	137,317	138,101
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	17,086	17,079
Nations Equipment Finance Funding III LLC, Series 2016-1A, Class A (a) 3.610% 2/20/21	279,995	280,864
Navitas Equipment Receivables LLC, Series 2015-1, Class A2 (a) 2.120% 11/15/18	117,114	117,048

	Principal Amount	Value
New Residential Advance Receivables Trust, Series 2016-T1, Class AT1 (a) 2.751% 6/15/49	$200,000	$198,800
New Residential Advance Receivables Trust, Series 2016-T2, Class AT2 (a) 2.575% 10/15/49	2,600,000	2,580,699
NYCTL Trust, Series 2016-A, Class A (a) 1.470% 11/10/29	1,135,101	1,127,577
OHA Credit Partners XIII Ltd., Series 2016-13A, Class X, 3 mo. USD LIBOR + 1.250%, FRN (a) 2.557% 1/21/30	553,333	553,328
OneMain Financial Issuance Trust, Series 2014-1A, Class A (a) 2.430% 6/18/24	77	77
Orange Lake Timeshare Trust, Series 2016-A, Class A (a) 2.610% 3/08/29	351,071	350,016
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	116,277	115,923
Oxford Finance Funding Trust, Series 2016-1A, Class A (a) 3.968% 6/17/24	400,000	403,882
PFS Financing Corp., Series 2014-BA, Class A, 1 mo. LIBOR + .600%, FRN (a) 1.834% 10/15/19	1,000,000	1,001,281
RAAC, Series 2006-RP2, Class A, 1 mo. USD LIBOR + .250%, FRN (a) 1.487% 2/25/37	99,212	98,967
Sierra Receivables Funding Co. LLC, Series 2014-2A, Class A, VRN (a) (b) 2.050% 6/20/31	158,152	157,829
Sierra Receivables Funding Co. LLC, Series 2013-2A, Class A, VRN (a) (b) 2.280% 11/20/25	205,566	205,390
Sierra Receivables Funding Co. LLC, Series 2014-3A, Class A (a) 2.300% 10/20/31	244,389	243,278
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (a) 3.080% 9/20/32	58,619	58,733
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A (a) 1.590% 11/20/29	69,956	69,898
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class B (a) 3.020% 6/20/32	102,633	101,004
SoFi Consumer Loan Program LLC, Series 2016-3, Class A (a) 3.050% 12/26/25	400,433	404,413

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SoFi Consumer Loan Program LLC, Series 2016-5, Class A (a) 3.060% 9/25/28	$1,892,700	$1,908,830
SoFi Consumer Loan Program LLC, Series 2016-2A, Class A (a) 3.090% 10/27/25	676,542	683,427
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A (a) 3.260% 8/25/25	755,152	766,945
SoFi Consumer Loan Program LLC, Series 2017-2, Class A (a) 3.280% 2/25/26	805,527	815,054
SpringCastle America Funding LLC, Series 2016-AA, Class A (a) 3.050% 4/25/29	857,975	863,823
Springleaf Funding Trust, Series 2016-AA, Class A (a) 2.900% 11/15/29	1,100,000	1,103,067
SVO VOI Mortgage LLC, Series 2012-AA, Class A (a) 2.000% 9/20/29	477,637	472,272
Taco Bell Funding LLC, Series 2016-1A, Class A2I (a) 3.832% 5/25/46	643,500	655,364
TAL Advantage LLC, Series 2014-2A, Class A1 (a) 1.700% 5/20/39	149,193	148,920
Trafigura Securitisation Finance PLC, Series 2017-1A, Class B, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.934% 12/15/20	300,000	301,541
Trip Rail Master Funding LLC, Series 2017-1A, Class A1 (a) 2.709% 8/15/47	166,699	167,110
Westgate Resorts LLC, Series 2014-1A, Class A (a) 2.150% 12/20/26	191,431	189,699
Westgate Resorts LLC, Series 2015-1A, Class A (a) 2.750% 5/20/27	219,754	220,186
Westgate Resorts LLC, Series 2017-1A, Class A (a) 3.050% 12/20/30	318,781	317,421
Westgate Resorts LLC, Series 2015-2A, Class A (a) 3.200% 7/20/28	420,328	420,916

		30,472,675

Student Loans ABS — 11.2%
Academic Loan Funding Trust, Series 2013-1A, Class A, 1 mo. USD LIBOR + .800%, FRN (a) 2.037% 12/26/44	1,811,847	1,804,084

	Principal Amount	Value
Access Group, Inc., Series 2005-2, Class A3, 3 mo. USD LIBOR + .180%, FRN 1.495% 11/22/24	$145,053	$145,052
AccessLex Institute, Series 2004-A, Class A2, 3 mo. USD LIBOR + .260%, FRN 1.574% 4/25/29	24,506	24,495
AccessLex Institute, Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 2.240% 7/01/38	118,058	110,420
Brazos Higher Education Authority, Inc., Series 2006-2, Class A10, 3 mo. USD LIBOR + .120%, FRN 1.448% 6/25/26	350,000	338,413
CIT Education Loan Trust, Series 2005-1, Class A3, 3 mo. USD LIBOR + .120%, FRN 1.366% 3/15/26	419,508	416,672
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%, FRN 1.794% 1/15/37	480,937	438,592
Commonbond Student Loan Trust, Series 2017-AGS, Class A2, 1 mo. USD LIBOR + .850%, FRN (a) 2.087% 5/25/41	523,867	527,206
DRB Prime Student Loan Trust, Series 2015-A, Class A3 2.320% 4/25/30	90,912	90,439
DRB Prime Student Loan Trust, Series 2015-B, Class A3 (a) 2.540% 4/27/26	159,146	157,425
DRB Prime Student Loan Trust, Series 2016-B, Class A2 (a) 2.890% 6/25/40	461,163	460,325
DRB Prime Student Loan Trust, Series 2015-D, Class A1, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.937% 1/25/40	720,761	734,928
DRB Prime Student Loan Trust, Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900%, FRN (a) 3.137% 10/25/44	1,232,258	1,236,571
DRB Prime Student Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000%, FRN (a) 3.237% 4/25/40	213,190	212,622
Earnest Student Loan Program LLC, Series 2016-C, Class A1, 1 mo. USD LIBOR + 1.850%, FRN (a) 3.087% 10/27/36	821,885	821,883

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Earnest Student Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050%, FRN (a) 3.287% 2/26/35	$596,165	$598,245
ECMC Group Student Loan Trust, Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200%, FRN (a) 2.437% 12/27/66	1,370,167	1,371,374
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350%, FRN (a) 2.587% 7/26/66	963,195	963,800
Edsouth Indenture No 9 LLC, Series 2015-1, Class A, 1 mo. USD LIBOR + .800%, FRN (a) 2.037% 10/25/56	446,180	446,454
Educational Services of America, Series 2015-2, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.737% 12/25/58	750,000	703,409
Goal Capital Funding Trust, Series 2010-1, Class A, 3 mo. USD LIBOR + .700%, FRN (a) 2.017% 8/25/48	369,362	366,167
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1, 1 mo. USD LIBOR + .750%, FRN 1.987% 12/01/31	348,159	346,836
KeyCorp Student Loan Trust, Series 2000-A, Class A2, 3 mo. USD LIBOR + .320%, FRN 1.637% 5/25/29	172,585	167,862
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4, 3 mo. USD LIBOR + .310%, FRN 1.640% 9/27/35	633,411	632,523
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, 1 mo. USD LIBOR + 1.200%, FRN (a) 2.434% 12/15/28	626,112	634,072
Navient Student Loan Trust, Series 2017-4A, Class A3, 1 mo. USD LIBOR + 1.000%, FRN (a) 2.237% 9/27/66	550,000	549,997
Navient Student Loan Trust, Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250%, FRN (a) 2.487% 6/25/65	2,181,315	2,225,064
Navient Student Loan Trust, Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300%, FRN (a) 2.537% 3/25/66	1,520,000	1,567,711

	Principal Amount	Value
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%, FRN (a) 2.987% 12/26/40	$505,147	$506,136
Nelnet Student Loan Trust, Series 2006-2, Class A6, 3 mo. USD LIBOR + .120%, FRN 1.434% 4/25/31	500,000	499,573
Nelnet Student Loan Trust, Series 2006-3, Class B, 3 mo. USD LIBOR + .250%, FRN 1.546% 6/25/41	391,287	335,432
Nelnet Student Loan Trust, Series 2010-4A, Class A, 1 mo. USD LIBOR + .800%, FRN (a) 2.034% 4/25/46	62,960	63,640
Nelnet Student Loan Trust, Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.734% 6/25/41	295,000	267,169
SLC Private Student Loan Trust, Series 2006-A, Class A5, 3 mo. USD LIBOR + .170%, FRN 1.474% 7/15/36	847,772	847,771
SLM Private Education Loan Trust, Series 2011-A, Class A3, 1 mo. USD LIBOR + 2.500%, FRN (a) 3.734% 1/15/43	320,000	331,821
SLM Student Loan Trust, Series 2002-7, Class A11, 28 day ARS, FRN 0.500% 3/15/28	250,000	250,000
SLM Student Loan Trust, Series 2003-5, Class A9, 28 day ARS, FRN 0.500% 6/17/30	600,000	600,000
SLM Student Loan Trust, Series 2007-5, Class A6, 3 mo. USD LIBOR + .110%, FRN 1 0.424% 1/26/43	460,000	438,659
SLM Student Loan Trust, Series 2005-5, Class A4, 3 mo. USD LIBOR + .140%, FRN 1.454% 10/25/28	500,000	497,527
SLM Student Loan Trust, Series 2006-5, Class B, 3 mo. USD LIBOR + .210%, FRN 1.524% 10/25/40	348,691	323,389
SLM Student Loan Trust, Series 2006-2, Class B, 3 mo. USD LIBOR + .220%, FRN 1.534% 1/25/41	386,721	352,122
SLM Student Loan Trust, Series 2003-12, Class A5, 3 mo. USD LIBOR + .280%, FRN (a) 1.600% 9/15/22	84,413	84,459

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-14, Class A6, 3 mo. USD LIBOR + .300%, FRN 1.614% 7/25/25	$300,000	$298,428
SLM Student Loan Trust, Series 2005-8, Class B, 3 mo. USD LIBOR + .310%, FRN 1.624% 1/25/55	383,353	346,698
SLM Student Loan Trust, Series 2004-3, Class B, 3 mo. USD LIBOR + .470%, FRN 1.784% 10/25/64	295,114	257,819
SLM Student Loan Trust, Series 2003-11, Class B, 3 mo. USD LIBOR + .650%, FRN 1.970% 12/15/38	342,161	324,355
SLM Student Loan Trust, Series 2005-6, Class A5B, 3 mo. USD LIBOR + 1.200%, FRN 2.514% 7/27/26	173,327	174,165
SLM Student Loan Trust, Series 2003-5, Class A7, 28 day ARS, FRN 4.500% 6/17/30	500,000	500,000
SLM Student Loan Trust, Series 2003-2, Class A7, 28 day ARS, FRN 4.724% 9/15/28	900,000	900,000
SMB Private Education Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + .700%, FRN (a) 1.934% 5/15/23	340,588	340,830
SMB Private Education Loan Trust, Series 2016-C, Class A2B, 1 mo. USD LIBOR + 1.100%, FRN (a) 2.334% 9/15/34	260,000	264,519
SoFi Professional Loan Program LLC, Series 2016-C, Class A2A (a) 1.480% 5/26/31	628,101	625,696
SoFi Professional Loan Program LLC, Series 2016-B, Class A2A (a) 1.680% 3/25/31	814,425	814,007
SoFi Professional Loan Program LLC, Series 2015-A, Class A1, 1 mo. USD LIBOR + 1.200%, FRN (a) 2.432% 3/25/33	191,452	194,146
SoFi Professional Loan Program LLC, Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 2.987% 8/25/36	1,022,951	1,048,268

		29,579,270

	Principal Amount	Value
WL Collateral CMO — 0.0%
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-CF1, Class M1, 1 mo. USD LIBOR + .700%, FRN (a) 1.937% 3/25/45	$96,174	$95,256

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $83,694,225)		84,336,745

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.7%
Pass-Through Securities — 0.0%
Government National Mortgage Association II Pool #82462 1 year CMT + 1.500%, FRN 2.375% 1/20/40	126,988	130,482

Whole Loans — 0.7%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M1 1 mo. USD LIBOR + .900%, FRN 2.137% 10/25/27	92,193	92,308
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C06, Class 1M1 1 mo. USD LIBOR + 1.300%, FRN 2.537% 4/25/29	596,566	601,609
Series 2016-C05, Class 2M1 1 mo. USD LIBOR + 1.350%, FRN 2.587% 1/25/29	458,022	460,405
Series 2016-C04, Class 1M1 1 mo. USD LIBOR + 1.450%, FRN 2.687% 1/25/29	586,522	591,314

		1,745,636

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $1,868,110)		1,876,118

U.S. TREASURY OBLIGATIONS — 95.1%
U.S. Treasury Bonds & Notes — 95.1%
U.S. Treasury Inflation Index (c) 0.125% 4/15/20	15,261,526	15,336,388
U.S. Treasury Inflation Index (c) 0.125% 4/15/21	10,586,713	10,619,795
U.S. Treasury Inflation Index (c) 0.125% 1/15/22	10,274,725	10,306,907
U.S. Treasury Inflation Index 0.125% 4/15/22	6,945,264	6,944,794

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index (c) 0.125% 7/15/22	$10,644,800	$10,695,849
U.S. Treasury Inflation Index (c) 0.125% 1/15/23	10,605,200	10,578,461
U.S. Treasury Inflation Index (c) 0.125% 7/15/24	10,309,400	10,205,629
U.S. Treasury Inflation Index (c) 0.125% 7/15/26	8,169,920	7,944,493
U.S. Treasury Inflation Index (c) 0.250% 1/15/25	10,335,100	10,232,578
U.S. Treasury Inflation Index (c) 0.375% 7/15/23	10,518,800	10,656,215
U.S. Treasury Inflation Index (c) 0.375% 7/15/25	10,838,625	10,839,954
U.S. Treasury Inflation Index (c) 0.375% 1/15/27	8,633,998	8,529,910
U.S. Treasury Inflation Index (c) 0.375% 7/15/27	5,203,692	5,153,832
U.S. Treasury Inflation Index (c) 0.625% 7/15/21	9,774,990	10,046,911
U.S. Treasury Inflation Index (c) 0.625% 1/15/24	10,496,446	10,718,168
U.S. Treasury Inflation Index (c) 0.625% 1/15/26	8,489,013	8,603,803
U.S. Treasury Inflation Index (c) 0.625% 2/15/43	4,258,880	3,979,665
U.S. Treasury Inflation Index (c) 0.750% 2/15/42	5,416,700	5,233,045
U.S. Treasury Inflation Index (c) 0.750% 2/15/45	6,330,799	6,037,852
U.S. Treasury Inflation Index 0.875% 2/15/47	2,991,568	2,948,089
U.S. Treasury Inflation Index 1.000% 2/15/46	1,621,998	1,645,501
U.S. Treasury Inflation Index (c) (d) 1.125% 1/15/21	9,013,787	9,372,399
U.S. Treasury Inflation Index (c) 1.250% 7/15/20	7,632,728	7,954,118
U.S. Treasury Inflation Index 1.375% 1/15/20	1,245,200	1,289,820
U.S. Treasury Inflation Index (c) 1.375% 2/15/44	5,776,870	6,373,571
U.S. Treasury Inflation Index (c) 1.750% 1/15/28	4,089,680	4,578,261
U.S. Treasury Inflation Index 1.875% 7/15/19	1,547,711	1,612,323
U.S. Treasury Inflation Index (c) 2.000% 1/15/26	4,933,400	5,548,237
U.S. Treasury Inflation Index (c) 2.125% 2/15/40	2,265,120	2,850,311
U.S. Treasury Inflation Index (c) 2.125% 2/15/41	3,129,896	3,960,000
U.S. Treasury Inflation Index (c) 2.375% 1/15/25	6,675,061	7,625,752
U.S. Treasury Inflation Index (c) 2.375% 1/15/27	4,855,440	5,676,188

	Principal Amount	Value
U.S. Treasury Inflation Index (c) 2.500% 1/15/29	$2,667,974	$3,220,664
U.S. Treasury Inflation Index (c) 3.375% 4/15/32	1,723,888	2,376,340
U.S. Treasury Inflation Index (c) 3.625% 4/15/28	3,783,725	4,952,477
U.S. Treasury Inflation Index (c) 3.875% 4/15/29	4,511,852	6,137,194

		250,785,494

TOTAL U.S. TREASURY OBLIGATIONS (Cost $252,412,993)		250,785,494

TOTAL BONDS & NOTES (Cost $343,567,473)		346,250,068

TOTAL PURCHASED OPTIONS (#) — 0.2% (Cost $445,470)		432,872

TOTAL LONG-TERM INVESTMENTS (Cost $344,012,943)		346,682,940

SHORT-TERM INVESTMENTS — 53.5%
Commercial Paper — 53.4%
Agrium, Inc. 1.576% 11/13/17	4,000,000	3,993,000
Amphenol Corp. (a) 1.506% 12/11/17	4,000,000	3,988,117
Anheuser-Busch InBev Finance, Inc. (a) 1.380% 10/25/17	2,000,000	1,998,098
Avangrid, Inc. (a) 1.507% 11/01/17	4,000,000	3,994,896
Bell Canada (a) 1.537% 10/18/17	4,000,000	3,996,954
CRH America Finance, Inc. (a) 1.577% 10/04/17	4,000,000	3,999,247
Dollar General Corp. (a) 1.471% 10/03/17	3,500,000	3,499,418
Dominion Resources, Inc. (a) 1.615% 10/11/17	4,000,000	3,998,171
E.I. Dupont (a) 1.475% 12/04/17	4,000,000	3,989,381
Enbridge (us), Inc. (a) 1.545% 11/06/17	4,000,000	3,994,110
Entergy Corp. (a) 1.639% 11/20/17	4,000,000	3,990,380
Equifax, Inc. (a) 1.632% 1/22/18	4,000,000	3,979,747
FMC Technologies, Inc. (a) 1.494% 10/19/17	4,000,000	3,996,927
Ford Motor Credit Co. (a) 1.486% 10/23/17	4,000,000	3,996,927

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Glencore Funding LLC (a) 1.588% 10/10/17	$4,000,000	$3,998,171
HP, Inc. (a) 1.639% 10/20/17	4,000,000	3,997,354
Leggett & Platt (a) 1.494% 10/18/17	2,000,000	1,998,540
Leggett & Platt (a) 1.494% 10/06/17	2,000,000	1,999,471
Marriott Internation (a) 1.452% 10/26/17	4,000,000	3,995,836
Molex Electronic Technologies (a) 1.410% 10/17/17	4,000,000	3,997,236
Mondelez International, Inc. (a) 1.474% 10/25/17	3,000,000	2,996,995
Moodys Corp. (a) 1.578% 11/01/17	4,000,000	3,994,896
Nasdaq, Inc. (a) 1.537% 10/24/17	4,000,000	3,996,119
National Grid USA (a) 1.527% 10/10/17	4,000,000	3,998,325
Omnicom Cap, Inc. 1.473% 11/13/17	4,000,000	3,993,000
Schlumberger Holdings Corp. (a) 1.496% 10/26/17	7,000,000	6,992,398
Sempra Energy Holdings (a) 1.473% 10/30/17	4,000,000	3,995,209
Southern Power Co. (a) 1.482% 10/04/17	4,000,000	3,999,247
Spectra Energy Partners (a) 1.451% 10/05/17	1,000,000	999,774
Spectra Energy Partners (a) 1.451% 10/10/17	2,000,000	1,999,163
Spectra Energy Partners (a) 1.462% 10/20/17	1,000,000	999,193
Suncor Energy, Inc. (a) 1.547% 10/16/17	4,000,000	3,997,391
TELUS Corp. (a) 1.568% 10/25/17	3,400,000	3,396,594
TELUS Corp. (a) 1.632% 12/18/17	750,000	747,528
Thomson Reuters Corp. (a) 1.484% 11/13/17	1,230,000	1,227,755
Transcanada Pipelines Ltd. (a) 1.598% 11/08/17	4,000,000	3,993,791
Vodafone Group PLC (a) 1.637% 10/03/17	3,750,000	3,749,437
Volvo Group Treasury National (a) 1.484% 10/18/17	4,265,000	4,261,887
WPP CP Finance PLC (a) 1.746% 12/12/17	4,000,000	3,987,938
Xcel Energy, Inc. (a) 1.633% 10/30/17	4,000,000	3,995,210

		140,723,831

	Principal Amount	Value
Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (e)	$292,015	$292,015

Time Deposit — 0.0%
Euro Time Deposit 0.120% 10/02/17	1,485	1,485

TOTAL SHORT-TERM INVESTMENTS (Cost $141,018,133)		141,017,331

TOTAL INVESTMENTS — 185.0% (Cost $485,031,076) (f)		487,700,271

Other Assets/(Liabilities) — (85.0)%		(224,015,327)

NET ASSETS — 100.0%		$263,684,944

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $200,199,729 or 75.92% of net assets.
(b)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2017.
(c)	All or a portion of this security is pledged as collateral for open reverse repurchase agreements. (Note 2).
(d)	A portion of this security is pledged/held as collateral for open futures contracts and open swap agreements. (Note 2).
(e)	Maturity value of $292,016. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/21, and an aggregate market value, including accrued interest, of $302,512.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

(#)	The Fund had the following open Purchased Options contracts at September 30, 2017:

Purchased Options

OTC Counterparty	Units		Notional Amount	Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Barclays Bank PLC	2,200,000	USD	2,200,000	7/12/27	Receive	3-Month LIBOR BBA 10 Year Swaption, Underlying swaps terminates 07/14/37, Strike 2.87	$140,243	$148,798	$8,555
Put
Barclays Bank PLC	4,740,000	USD	4,740,000	7/12/27	Pay	3-Month LIBOR BBA 10 Year Swaption, Underlying swaps terminates 07/14/37, Strike 2.87	$305,227	$284,074	$(21,153)

							$445,470	$432,872	$(12,598)

The Fund had the following open Futures contracts at September 30, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Long
U.S. Treasury Note 10 Year	12/19/17	2	$250,819	$(194)
U.S. Treasury Ultra Long Bond	12/19/17	2	334,490	(4,240)

				$(4,434)

Futures Contract — Short
U.S. Treasury Long Bond	12/19/17	7	$(1,070,761)	$1,073

The Fund had the following open Swap agreements at September 30, 2017:

Swaps

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	510,000	6/20/22	Quarterly	(1.000%)	CDX.NA.IG.28	$(3,030)	$(7,774)	$(10,804)

Credit Default Swaps — Sell Protection††
OTC Swaps
Goldman Sachs International	USD	1,220,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	$(185,740)	$751	$(184,989)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Sell Protection†† (Continued)
OTC Swaps (continued)
Goldman Sachs International	USD	730,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	$(47,472)	$(63,218)	$(110,690)
Goldman Sachs International	USD	260,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(18,593)	(20,831)	(39,424)
JP Morgan Chase Bank N.A.	USD	520,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(79,488)	641	(78,847)

							$(331,293)	$(82,657)	$(413,950)

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
OTC Swaps
Goldman Sachs International	USD	6,500,000	10/13/17	Pay at maturity	1.125%	USA-CPI-U	$31,312	$-	$31,312
Bank of America N.A.	USD	9,000,000	11/06/17	Pay at maturity	1.275%	USA-CPI-U	47,732	-	47,732
Goldman Sachs International	USD	6,700,000	1/13/18	Pay at maturity	1.295%	USA-CPI-U	55,292	-	55,292
JP Morgan Chase Bank N.A.	USD	6,500,000	2/17/18	Pay at maturity	1.033%	USA-CPI-U	101,741	-	101,741
Bank of America N.A.	USD	5,900,000	2/16/19	Pay at maturity	2.195%	USA-CPI-U	(45,228)	-	(45,228)

							$190,849	$-	$190,849

Collateral for swap agreements held by Credit Suisse Securities (USA) and Goldman Sachs International amounted to $11,329 and $259,784 in securities, respectively, at September 30, 2017.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protecton.

The Fund had the following open Reverse Repurchase agreements at September 30, 2017:

Description	Value	Value Including Accrued Interest
Agreement with Banque Paribas, dated 9/06/17, 1.330%, to be repurchased on demand until 11/03/17 at value plus accrued interest.	$28,370,000	$28,396,203
Agreement with Daiwa Securities, dated 9/06/17, 1.310%, to be repurchased on demand until 11/06/17 at value plus accrued interest.	36,104,750	36,137,595
Agreement with Goldman Sachs & Co., dated 8/03/17, 1.320%, to be repurchased on demand until 11/03/17 at value plus accrued interest.	58,908,955	59,036,395
Agreement with HSBC Finance Corp., dated 9/01/17, 1.320%, to be repurchased on demand until 12/05/17 at value plus accrued interest.	56,216,500	56,278,025
Agreement with Morgan Stanley, dated 7/07/17, 1.350%, to be repurchased on demand until 10/04/17 at value plus accrued interest.	33,094,363	33,201,092

	$212,694,568	$213,049,310

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 0.3%

PREFERRED STOCK — 0.3%
Financial — 0.3%
Insurance — 0.3%
The Allstate Corp. 5.100%	130,000	$3,490,500

TOTAL PREFERRED STOCK (Cost $3,250,000)		3,490,500

TOTAL EQUITIES (Cost $3,250,000)		3,490,500

	Principal Amount
BONDS & NOTES — 98.5%

CORPORATE DEBT — 36.0%
Advertising — 0.1%
WPP Finance 2010 5.625% 11/15/43	$1,338,000	1,491,773

Aerospace & Defense — 0.1%
United Technologies Corp. 6.125% 7/15/38	465,000	597,700

Agriculture — 0.3%
Bunge Ltd. Finance Corp. 3.000% 9/25/22	985,000	986,128
Bunge Ltd. Finance Corp. 3.250% 8/15/26	1,145,000	1,103,313
Bunge Ltd. Finance Corp. 3.500% 11/24/20	1,145,000	1,178,534
Reynolds American, Inc. 5.850% 8/15/45	600,000	734,161

		4,002,136

Airlines — 0.9%
American Airlines Group, Inc. (a) 5.500% 10/01/19	5,749,000	6,022,077
American Airlines Pass-Through Trust, Series 2014-1, Class A 3.700% 4/01/28	626,216	646,568
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	245,420	252,660
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A 4.100% 10/01/29	1,603,846	1,684,038
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000% 10/11/27	794,526	840,402

	Principal Amount	Value
WestJet Airlines Ltd. (a) 3.500% 6/16/21	$807,000	$821,043

		10,266,788

Auto Manufacturers — 0.8%
Ford Motor Co. 5.291% 12/08/46	500,000	521,702
Ford Motor Credit Co. LLC 2.681% 1/09/20	1,265,000	1,275,229
Ford Motor Credit Co. LLC 4.375% 8/06/23	336,000	354,594
General Motors Co. 4.200% 10/01/27	1,290,000	1,308,800
General Motors Co. 5.150% 4/01/38	785,000	804,853
General Motors Financial Co., Inc. 3.150% 6/30/22	2,390,000	2,409,057
General Motors Financial Co., Inc. 3.200% 7/13/20	1,110,000	1,136,758
Hyundai Capital America (a) 2.550% 2/06/19	1,150,000	1,151,754
Hyundai Capital America (a) 2.875% 8/09/18	910,000	914,732

		9,877,479

Auto Parts & Equipment — 0.0%
Lear Corp. 5.375% 3/15/24	560,000	596,630

Banks — 4.2%
Associated Banc-Corp. 2.750% 11/15/19	1,080,000	1,094,302
Associated Banc-Corp. 4.250% 1/15/25	2,280,000	2,342,291
Banco Santander SA 4.250% 4/11/27	1,800,000	1,868,162
Bancolombia SA 5.950% 6/03/21	1,435,000	1,585,962
Bank of America Corp. 4.183% 11/25/27	2,880,000	2,985,051
Bank of America Corp. 3 mo. USD LIBOR + 1.814%, VRN 4.244% 4/24/38	1,575,000	1,664,769
Bank of America Corp. 4.750% 4/21/45	1,690,000	1,860,141
Bank of America Corp. 7.750% 5/14/38	555,000	815,388
The Bank of Nova Scotia 4.500% 12/16/25	1,235,000	1,301,477
Barclays PLC 4.337% 1/10/28	1,600,000	1,651,992
Citigroup, Inc. 3.875% 3/26/25	3,796,000	3,884,007

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup, Inc. 8.125% 7/15/39	$225,000	$355,885
Credit Suisse Group AG (a) 4.282% 1/09/28	1,250,000	1,302,021
Credit Suisse Group Funding Guernsey Ltd. 3.800% 9/15/22	404,000	419,333
First Horizon National Corp. 3.500% 12/15/20	4,280,000	4,406,666
First Republic Bank 4.375% 8/01/46	3,990,000	3,965,421
Fulton Financial Corp. 3.600% 3/16/22	1,485,000	1,500,754
The Goldman Sachs Group, Inc. 5.950% 1/15/27	1,333,000	1,554,511
The Goldman Sachs Group, Inc. 6.250% 2/01/41	440,000	580,838
The Goldman Sachs Group, Inc. 6.750% 10/01/37	565,000	745,400
ICICI Bank Ltd. (a) 4.700% 2/21/18	1,800,000	1,817,708
JP Morgan Chase & Co. 3.625% 12/01/27	2,085,000	2,091,014
SVB Financial Group 3.500% 1/29/25	2,860,000	2,864,896
SVB Financial Group 5.375% 9/15/20	515,000	559,169
Synchrony Bank 3.000% 6/15/22	1,675,000	1,670,858
Turkiye Garanti Bankasi AS (a) 4.750% 10/17/19	2,955,000	3,021,487
UBS Group Funding Switzerland AG (a) 4.253% 3/23/28	1,270,000	1,332,238
Valley National Bancorp 5.125% 9/27/23	1,710,000	1,839,747

		51,081,488

Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46	4,325,000	4,885,380
Molson Coors Brewing Co. 4.200% 7/15/46	610,000	611,626

		5,497,006

Biotechnology — 0.2%
Amgen, Inc. 5.150% 11/15/41	800,000	914,938
Baxalta, Inc. 5.250% 6/23/45	1,070,000	1,233,160

		2,148,098

	Principal Amount	Value
Building Materials — 0.7%
James Hardie International Finance DAC (a) 5.875% 2/15/23	$2,763,000	$2,901,150
Standard Industries, Inc. (a) 5.000% 2/15/27	2,966,000	3,092,055
Standard Industries, Inc. (a) 5.375% 11/15/24	1,612,000	1,713,234
Standard Industries, Inc. (a) 5.500% 2/15/23	1,207,000	1,277,911

		8,984,350

Chemicals — 0.7%
Ashland, Inc. 6.875% 5/15/43	406,000	450,660
CF Industries, Inc. 3.450% 6/01/23	1,925,000	1,900,937
CF Industries, Inc. 6.875% 5/01/18	2,830,000	2,907,825
Incitec Pivot Finance LLC (a) 6.000% 12/10/19	880,000	943,271
Monsanto Co. 4.400% 7/15/44	625,000	640,405
RPM International, Inc. 3.750% 3/15/27	705,000	714,576
The Sherwin-Williams Co. 4.500% 6/01/47	685,000	718,871
The Sherwin-Williams Co. (a) 7.250% 6/15/19	650,000	706,301

		8,982,846

Commercial Services — 0.4%
The ADT Corp. 6.250% 10/15/21	3,100,000	3,444,488
ERAC USA Finance LLC (a) 2.800% 11/01/18	455,000	458,710
ERAC USA Finance LLC (a) 6.700% 6/01/34	355,000	442,767

		4,345,965

Computers — 1.0%
Dell International LLC/EMC Corp. (a) 4.420% 6/15/21	1,380,000	1,448,883
Dell International LLC/EMC Corp. (a) 6.020% 6/15/26	535,000	594,144
DXC Technology Co. 2.875% 3/27/20	575,000	582,668
DXC Technology Co. 4.250% 4/15/24	875,000	920,604
DXC Technology Co. 4.750% 4/15/27	1,750,000	1,871,834
Leidos Holdings, Inc. 4.450% 12/01/20	6,280,000	6,603,420

		12,021,553

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Diversified Financial Services — 2.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.500% 5/15/21	$4,000,000	$4,232,131
Affiliated Managers Group, Inc. 3.500% 8/01/25	2,320,000	2,339,356
Air Lease Corp. 3.000% 9/15/23	3,255,000	3,247,109
Ally Financial, Inc. 3.250% 11/05/18	2,985,000	3,011,596
Ally Financial, Inc. 4.750% 9/10/18	2,110,000	2,156,631
Ares Finance Co. LLC (a) 4.000% 10/08/24	2,380,000	2,284,531
Brookfield Finance LLC 4.000% 4/01/24	2,930,000	3,034,796
Discover Financial Services 4.100% 2/09/27	1,710,000	1,737,522
Genpact Luxembourg Sarl (a) 3.700% 4/01/22	2,295,000	2,321,527
International Lease Finance Corp. 6.250% 5/15/19	415,000	441,098
Lazard Group LLC 3.625% 3/01/27	1,209,000	1,199,225
Legg Mason, Inc. 5.625% 1/15/44	1,161,000	1,260,015
Neuberger Berman Group LLC/Neuberger Berman Finance Corp. (a) 4.500% 3/15/27	1,080,000	1,137,413

		28,402,950

Electric — 2.2%
Duke Energy Corp. 3.750% 9/01/46	1,340,000	1,290,829
Duke Energy Progress, Inc. 6.125% 9/15/33	37,000	47,176
EDP Finance BV (a) 3.625% 7/15/24	2,610,000	2,631,428
Entergy Louisiana LLC 4.950% 1/15/45	1,095,000	1,126,207
Florida Power & Light Co. 4.950% 6/01/35	950,000	1,105,050
IPALCO Enterprises, Inc. 3.450% 7/15/20	4,085,000	4,125,850
IPALCO Enterprises, Inc. (a) 3.700% 9/01/24	1,040,000	1,042,547
Israel Electric Corp. Ltd. (a) 7.250% 1/15/19	1,370,000	1,450,762
Majapahit Holding BV (a) 7.750% 1/20/20	1,335,000	1,488,658
Nevada Power Co., Series N 6.650% 4/01/36	1,000,000	1,352,871
Oncor Electric Delivery Co. 7.500% 9/01/38	130,000	192,272

	Principal Amount	Value
Pacific Gas & Electric Co. 5.800% 3/01/37	$800,000	$1,020,036
Pennsylvania Electric Co. (a) 4.150% 4/15/25	2,090,000	2,168,200
Progress Energy, Inc. 7.000% 10/30/31	505,000	681,221
Puget Energy, Inc. 6.500% 12/15/20	1,985,000	2,217,638
Transelec SA (a) 4.625% 7/26/23	1,250,000	1,336,809
Tri-State Pass-Through Trust, Series 2003, Class A (a) 6.040% 1/31/18	77,455	78,495
Virginia Electric and Power Co. 6.350% 11/30/37	925,000	1,227,578
Wisconsin Public Service Corp. 5.650% 11/01/17	1,405,000	1,409,201

		25,992,828

Electronics — 0.6%
Arrow Electronics, Inc. 3.250% 9/08/24	945,000	934,370
Arrow Electronics, Inc. 3.875% 1/12/28	970,000	967,928
Arrow Electronics, Inc. 4.500% 3/01/23	135,000	144,122
Arrow Electronics, Inc. 5.125% 3/01/21	750,000	802,558
Avnet, Inc. 3.750% 12/01/21	135,000	137,924
Avnet, Inc. 4.875% 12/01/22	944,000	996,646
FLIR Systems, Inc. 3.125% 6/15/21	1,360,000	1,377,916
Ingram Micro, Inc. STEP 5.450% 12/15/24	1,381,000	1,417,442
Tech Data Corp. 3.700% 2/15/22	810,000	816,798

		7,595,704

Engineering & Construction — 0.4%
SBA Tower Trust (a) 2.877% 7/10/46	1,350,000	1,367,820
SBA Tower Trust (a) 3.156% 10/10/45	1,500,000	1,511,064
SBA Tower Trust (a) 3.168% 4/09/47	1,840,000	1,838,734

		4,717,618

Foods — 0.4%
Kraft Heinz Foods Co. 3.000% 6/01/26	1,895,000	1,815,205
Tyson Foods, Inc. 4.875% 8/15/34	745,000	822,958

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The WhiteWave Foods Co. 5.375% 10/01/22	$2,048,000	$2,306,188

		4,944,351

Gas — 0.2%
Spire, Inc. 4.700% 8/15/44	2,000,000	2,094,818

Hand & Machine Tools — 0.1%
Kennametal, Inc. 2.650% 11/01/19	1,200,000	1,205,246

Health Care – Products — 0.6%
Abbott Laboratories 3.750% 11/30/26	780,000	800,359
Abbott Laboratories 4.900% 11/30/46	725,000	809,775
Becton Dickinson & Co. 3.363% 6/06/24	1,595,000	1,609,881
Becton Dickinson & Co. 3.700% 6/06/27	1,685,000	1,703,685
Becton Dickinson & Co. 4.685% 12/15/44	800,000	845,663
Zimmer Biomet Holdings, Inc. 4.450% 8/15/45	1,450,000	1,427,389

		7,196,752

Health Care – Services — 0.3%
Humana, Inc. 3.950% 3/15/27	1,565,000	1,635,070
Humana, Inc. 4.800% 3/15/47	780,000	868,583
UnitedHealth Group, Inc. 6.875% 2/15/38	875,000	1,241,832

		3,745,485

Home Builders — 0.3%
Lennar Corp. 4.500% 11/15/19	3,767,000	3,889,428

Household Products — 0.0%
Church & Dwight Co., Inc. 3.150% 8/01/27	515,000	509,962

Insurance — 3.0%
The Allstate Corp. 3 mo. USD LIBOR + 2.938%, VRN 5.750% 8/15/53	2,270,000	2,491,325
American International Group, Inc. 4.500% 7/16/44	1,200,000	1,252,364
AmTrust Financial Services, Inc. 6.125% 8/15/23	2,965,000	2,932,385
Arch Capital Group US, Inc. 5.144% 11/01/43	1,150,000	1,280,434
Athene Global Funding (a) 3.000% 7/01/22	2,240,000	2,230,958
AXIS Specialty Finance PLC 2.650% 4/01/19	660,000	661,669

	Principal Amount	Value
Brown & Brown, Inc. 4.200% 9/15/24	$1,758,000	$1,854,811
The Chubb Corp. 3 mo. USD LIBOR + 2.250%, VRN 3.554% 3/29/67	411,000	408,739
CNA Financial Corp. 3.450% 8/15/27	1,095,000	1,083,137
CNO Financial Group, Inc. 4.500% 5/30/20	1,763,000	1,826,909
CNO Financial Group, Inc. 5.250% 5/30/25	2,164,000	2,310,070
Enstar Group Ltd. 4.500% 3/10/22	890,000	920,734
Five Corners Funding Trust (a) 4.419% 11/15/23	1,465,000	1,587,035
QBE Insurance Group Ltd. (a) 2.400% 5/01/18	900,000	900,975
Reinsurance Group of America, Inc. 3.950% 9/15/26	1,990,000	2,015,311
Trinity Acquisition PLC 3.500% 9/15/21	1,600,000	1,633,731
Trinity Acquisition PLC 4.400% 3/15/26	500,000	530,114
Unum Group 3.000% 5/15/21	1,080,000	1,094,446
USF&G Capital I (a) 8.500% 12/15/45	1,015,000	1,432,322
Willis North America, Inc. 3.600% 5/15/24	1,050,000	1,074,124
Willis North America, Inc. 7.000% 9/29/19	706,000	768,610
Willis Towers Watson PLC 5.750% 3/15/21	1,825,000	2,005,471
XLIT Ltd. 4.450% 3/31/25	1,275,000	1,305,600
XLIT Ltd. 5.750% 10/01/21	1,140,000	1,273,294
XLIT Ltd. 6.375% 11/15/24	1,490,000	1,743,893

		36,618,461

Internet — 0.4%
Amazon.com, Inc. (a) 4.050% 8/22/47	1,805,000	1,839,514
Expedia, Inc. 7.456% 8/15/18	3,420,000	3,583,648

		5,423,162

Investment Companies — 0.8%
Ares Capital Corp. 3.500% 2/10/23	3,040,000	3,006,097
Ares Capital Corp. 3.875% 1/15/20	3,635,000	3,727,039
FS Investment Corp. 4.000% 7/15/19	2,720,000	2,773,806

		9,506,942

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Iron & Steel — 0.9%
ArcelorMittal 5.125% 6/01/20	$2,375,000	$2,535,312
ArcelorMittal STEP 5.750% 8/05/20	2,241,000	2,437,088
ArcelorMittal STEP 6.750% 2/25/22	755,000	865,419
Reliance Steel & Aluminum Co. 4.500% 4/15/23	1,125,000	1,193,702
Vale Overseas Ltd. 5.875% 6/10/21	2,775,000	3,051,112
Vale Overseas Ltd. 6.875% 11/21/36	600,000	687,000

		10,769,633

Machinery – Diversified — 0.5%
CNH Industrial Capital LLC 3.375% 7/15/19	1,595,000	1,618,925
CNH Industrial Capital LLC 3.625% 4/15/18	902,000	907,908
CNH Industrial Capital LLC 3.875% 10/15/21	2,870,000	2,949,284

		5,476,117

Media — 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579% 7/23/20	2,005,000	2,058,288
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464% 7/23/22	958,000	1,013,589
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484% 10/23/45	1,655,000	1,942,436
Comcast Corp. 3.400% 7/15/46	1,450,000	1,336,456
Discovery Communications LLC 2.950% 3/20/23	880,000	882,326
Discovery Communications LLC 5.000% 9/20/37	975,000	990,026
Time Warner Cable, Inc. 6.750% 6/15/39	655,000	785,896
Time Warner Cable, Inc. 8.250% 4/01/19	235,000	255,509
Time Warner Cable, Inc. 8.750% 2/14/19	365,000	396,478
Time Warner, Inc. 6.250% 3/29/41	15,000	17,969

		9,678,973

	Principal Amount	Value
Mining — 0.5%
Anglo American Capital PLC (a) 3.625% 9/11/24	$650,000	$648,377
Glencore Funding LLC (a) 4.625% 4/29/24	2,310,000	2,446,868
Kinross Gold Corp. (a) 4.500% 7/15/27	996,000	1,004,715
Kinross Gold Corp. 5.125% 9/01/21	2,200,000	2,359,500

		6,459,460

Miscellaneous – Manufacturing — 0.1%
General Electric Corp. 6.875% 1/10/39	429,000	628,101

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc. 3.625% 9/15/20	830,000	831,751
Pitney Bowes, Inc. STEP 3.625% 10/01/21	3,050,000	3,001,762
Pitney Bowes, Inc. 4.750% 5/15/18	275,000	278,457

		4,111,970

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	100,000	110,436

Oil & Gas — 2.1%
Anadarko Petroleum Corp. 5.550% 3/15/26	1,180,000	1,317,873
Antero Resources Corp. 5.375% 11/01/21	2,975,000	3,053,094
Cenovus Energy, Inc. (a) 4.250% 4/15/27	1,825,000	1,809,455
Concho Resources, Inc. 3.750% 10/01/27	765,000	768,403
Encana Corp. 3.900% 11/15/21	1,319,000	1,359,230
Encana Corp. 6.500% 5/15/19	1,220,000	1,298,279
Encana Corp. 6.500% 2/01/38	530,000	627,345
EQT Corp. 2.500% 10/01/20	1,180,000	1,184,392
EQT Corp. 3.900% 10/01/27	1,570,000	1,570,277
Helmerich & Payne International Drilling Co. 4.650% 3/15/25	1,415,000	1,496,314
Marathon Petroleum Corp. 4.750% 9/15/44	625,000	621,760
Marathon Petroleum Corp. 6.500% 3/01/41	1,060,000	1,275,501
Nabors Industries, Inc. 5.500% 1/15/23	1,335,000	1,308,300

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Newfield Exploration Co. 5.750% 1/30/22	$1,175,000	$1,254,312
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	1,150,000	1,183,062
Petroleos Mexicanos 3.125% 1/23/19	395,000	398,555
Petroleos Mexicanos 5.500% 1/21/21	1,690,000	1,803,230
Petroleos Mexicanos 6.375% 1/23/45	640,000	651,200
Petroleos Mexicanos (a) 6.500% 3/13/27	295,000	326,928
Petroleos Mexicanos 6.625% 6/15/38	202,000	214,423
Phillips 66 5.875% 5/01/42	445,000	547,387
QEP Resources, Inc. 6.875% 3/01/21	1,675,000	1,762,937

		25,832,257

Oil & Gas Services — 0.3%
National Oilwell Varco, Inc. 2.600% 12/01/22	1,288,000	1,250,303
National Oilwell Varco, Inc. 3.950% 12/01/42	1,423,000	1,200,573
Weatherford International Ltd. 6.000% 3/15/18	725,000	732,250

		3,183,126

Packaging & Containers — 0.5%
Amcor Finance USA, Inc. (a) 3.625% 4/28/26	3,485,000	3,458,591
Brambles USA, Inc. (a) 4.125% 10/23/25	926,000	963,989
Brambles USA, Inc. (a) 5.350% 4/01/20	685,000	730,449
Graphic Packaging International, Inc. 4.750% 4/15/21	520,000	550,056
Graphic Packaging International, Inc. 4.875% 11/15/22	440,000	468,600

		6,171,685

Pharmaceuticals — 0.7%
AbbVie, Inc. 4.700% 5/14/45	2,465,000	2,687,181
Allergan Funding SCS 4.750% 3/15/45	1,395,000	1,509,253
Express Scripts Holding Co. 4.500% 2/25/26	1,150,000	1,230,879
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	405,000	402,480

	Principal Amount	Value
Teva Pharmaceutical Finance Netherlands III BV 1.700% 7/19/19	$625,000	$615,966
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	1,244,000	1,197,728
Teva Pharmaceutical Finance Netherlands III BV 4.100% 10/01/46	510,000	429,604

		8,073,091

Pipelines — 2.5%
Alliance Pipeline LP (a) 6.996% 12/31/19	321,045	332,189
Energy Transfer LP 4.200% 4/15/27	1,025,000	1,037,812
Energy Transfer LP 6.125% 12/15/45	885,000	971,949
EnLink Midstream Partners LP 4.150% 6/01/25	675,000	680,447
EnLink Midstream Partners LP 4.850% 7/15/26	996,000	1,042,205
Enterprise Products Operating LLC 5.700% 2/15/42	205,000	244,435
Enterprise Products Operating LLC 5.950% 2/01/41	630,000	755,496
Enterprise Products Operating LLC 6.125% 10/15/39	152,000	184,262
Kinder Morgan Energy Partners LP 6.375% 3/01/41	400,000	461,163
Kinder Morgan Energy Partners LP 6.500% 2/01/37	571,000	645,412
Kinder Morgan Energy Partners LP 6.550% 9/15/40	535,000	611,094
Kinder Morgan Energy Partners LP 6.950% 1/15/38	65,000	78,841
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	3,900,000	3,943,352
Magellan Midstream Partners LP 5.150% 10/15/43	1,060,000	1,174,664
MPLX LP 4.125% 3/01/27	685,000	697,451
MPLX LP 4.875% 12/01/24	3,230,000	3,480,527
MPLX LP 4.875% 6/01/25	2,318,000	2,484,223
MPLX LP 5.200% 3/01/47	240,000	251,277
MPLX LP 5.500% 2/15/23	890,000	915,810
Plains All American Pipeline LP/PAA Finance Corp. 3.650% 6/01/22	1,163,000	1,169,147

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Plains All American Pipeline LP/PAA Finance Corp. 4.500% 12/15/26	$1,300,000	$1,319,383
Sabine Pass Liquefaction LLC (a) 4.200% 3/15/28	1,545,000	1,557,453
Sunoco Logistics Partners Operations LP 4.000% 10/01/27	1,370,000	1,364,855
Sunoco Logistics Partners Operations LP 5.300% 4/01/44	500,000	496,881
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.250% 10/15/22	1,675,000	1,781,781
Western Gas Partners LP 4.000% 7/01/22	2,010,000	2,076,844

		29,758,953

Real Estate Investment Trusts (REITS) — 1.1%
American Tower Corp. 4.400% 2/15/26	1,000,000	1,057,545
Brandywine Operating Partners LP 4.950% 4/15/18	1,100,000	1,114,831
Crown Castle International Corp. 3.200% 9/01/24	1,585,000	1,577,477
Crown Castle International Corp. 4.000% 3/01/27	775,000	792,487
Federal Realty Investment Trust 5.900% 4/01/20	455,000	495,608
Healthcare Trust of America Holdings LP 2.950% 7/01/22	700,000	704,621
Healthcare Trust of America Holdings LP 3.500% 8/01/26	1,385,000	1,355,323
Host Hotels & Resorts LP 3.750% 10/15/23	230,000	235,192
Host Hotels & Resorts LP 3.875% 4/01/24	1,560,000	1,594,371
Kimco Realty Corp. 3.300% 2/01/25	945,000	944,487
Mid-America Apartments LP 3.600% 6/01/27	1,090,000	1,094,539
UDR, Inc. 3.500% 7/01/27	1,405,000	1,399,238
Weingarten Realty Investors 3.250% 8/15/26	580,000	555,427

		12,921,146

Retail — 1.4%
CVS Health Corp. 6.125% 9/15/39	895,000	1,124,900

	Principal Amount	Value
CVS Pass-Through Trust (a) 5.926% 1/10/34	$2,042,156	$2,332,120
Dollar Tree, Inc. 5.750% 3/01/23	3,240,000	3,418,200
El Puerto de Liverpool SAB de CV (a) 3.950% 10/02/24	2,975,000	3,023,344
The Home Depot, Inc. 4.250% 4/01/46	1,484,000	1,597,681
QVC, Inc. 3.125% 4/01/19	1,075,000	1,085,954
QVC, Inc. 4.375% 3/15/23	1,140,000	1,184,084
QVC, Inc. 4.450% 2/15/25	1,225,000	1,242,559
QVC, Inc. 5.125% 7/02/22	750,000	801,840
Tiffany & Co. 4.900% 10/01/44	1,140,000	1,120,503

		16,931,185

Semiconductors — 0.1%
QUALCOMM, Inc. 4.300% 5/20/47	1,380,000	1,410,441

Software — 0.4%
Microsoft Corp. 4.450% 11/03/45	2,260,000	2,545,240
Oracle Corp. 4.000% 7/15/46	1,720,000	1,779,698

		4,324,938

Telecommunications — 1.8%
AT&T, Inc. 3.400% 8/14/24	1,975,000	1,978,076
AT&T, Inc. 3.800% 3/01/24	1,635,000	1,681,885
AT&T, Inc. 3.900% 8/14/27	1,810,000	1,813,523
AT&T, Inc. 4.750% 5/15/46	1,970,000	1,894,532
AT&T, Inc. 5.250% 3/01/37	1,275,000	1,341,781
CenturyLink, Inc. 6.150% 9/15/19	760,000	798,000
Crown Castle Towers LLC (a) 6.113% 1/15/40	940,000	1,004,376
Embarq Corp. 7.995% 6/01/36	200,000	203,000
Hughes Satellite Systems Corp. 6.500% 6/15/19	1,100,000	1,170,125
Sprint Communications, Inc. 9.250% 4/15/22	2,500,000	3,087,500
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	600,000	595,270

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Turk Telekomunikasyon AS (a) 3.750% 6/19/19	$1,510,000	$1,527,432
Verizon Communications, Inc. 4.125% 3/16/27	1,185,000	1,236,445
Verizon Communications, Inc. 4.862% 8/21/46	1,331,000	1,349,188
Verizon Communications, Inc. 5.150% 9/15/23	815,000	913,589
Verizon Communications, Inc. 6.550% 9/15/43	996,000	1,249,212

		21,843,934

Transportation — 0.3%
Asciano Finance Ltd. (a) 4.625% 9/23/20	845,000	882,247
Asciano Finance Ltd. (a) 5.000% 4/07/18	1,650,000	1,673,155
Autoridad del Canal de Panama (a) 4.950% 7/29/35	1,340,000	1,487,400

		4,042,802

Trucking & Leasing — 0.1%
DAE Funding LLC (a) 4.000% 8/01/20	1,037,000	1,057,740

TOTAL CORPORATE DEBT (Cost $422,177,122)		434,523,507

MUNICIPAL OBLIGATIONS — 0.6%
JobsOhio Beverage System Series B 4.532% 1/01/35	3,050,000	3,266,702
New York City Water & Sewer System 5.882% 6/15/44	390,000	534,171
State of California BAB 7.550% 4/01/39	505,000	774,468
State of California BAB 7.600% 11/01/40	1,510,000	2,362,773

		6,938,114

TOTAL MUNICIPAL OBLIGATIONS (Cost $6,516,974)		6,938,114

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 28.2%
Automobile ABS — 0.7%
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	184,369	184,267
GLS Auto Receivables Trust, Series 2015-1A, Class A (a) 2.250% 12/15/20	191,288	191,155
Oscar US Funding Trust II, Series 2015-1A, Class A4 (a) 2.440% 6/15/22	2,500,000	2,483,505

	Principal Amount	Value
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.934% 7/15/20	$813,542	$815,561
Oscar US Funding Trust V, Series 2016-2A, Class A4 (a) 2.990% 12/15/23	4,000,000	3,976,296
Oscar US Funding Trust VI, Series 2017-1A, Class A4 (a) 3.300% 5/10/24	830,000	835,521

		8,486,305

Commercial MBS — 1.4%
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM, VRN (b) 6.552% 2/10/51	1,445,000	1,454,306
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	160,703	160,661
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class AM, VRN (b) 6.084% 6/11/50	1,660,000	1,662,082
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS2, Class A5 3.961% 3/10/47	2,176,000	2,305,467
Commercial Mortgage Pass-Through Certificates, Series 2015-CR23, Class B, VRN (b) 4.183% 5/10/48	1,200,000	1,210,210
Commercial Mortgage Pass-Through Certificates, Series 2015-CR23, Class C, VRN (b) 4.396% 5/10/48	1,050,000	1,006,100
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (a) 4.238% 1/10/34	1,100,000	1,143,311
DBUBS Mortgage Trust, Series 2011-LC1A, Class B, VRN (a) (b) 5.471% 11/10/46	860,000	933,067
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN (b) 5.959% 7/10/38	1,494,152	1,511,488
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (a) 4.948% 1/10/45	800,000	867,151
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM, VRN (b) 5.856% 9/12/49	330,678	332,332

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Capital I Trust, Series 2011-C2, Class B, VRN (a) (b) 5.200% 6/15/44	$825,000	$877,194
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, VRN (b) 5.475% 8/15/39	206,183	205,910
VNO Mortgage Trust, Series 2013-PENN, Class A (a) 3.808% 12/13/29	1,610,000	1,679,308
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM, VRN (b) 6.200% 6/15/45	232,847	234,317
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, VRN (b) 6.221% 2/15/51	1,089,746	1,093,995
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (a) 3.349% 11/15/43	155,573	158,152

		16,835,051

Home Equity ABS — 0.1%
Countrywide Partnership Trust, Series 2004-EC1, Class M1, 1 mo. USD LIBOR + .900%, FRN 2.137% 2/25/35	773,329	720,846
Mastr Asset-Backed Securities Trust, Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + .720%, FRN 1.957% 3/25/35	844,665	845,350
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6, STEP 6.276% 10/25/28	25	25

		1,566,221

Other ABS — 15.0%
321 Henderson Receivables I LLC, Series 2007-1A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 1.434% 3/15/42	662,924	634,064
321 Henderson Receivables I LLC, Series 2015-1A, Class A (a) 3.260% 9/15/72	563,890	529,515
Aames Mortgage Investment Trust, Series 2004-1, Class M5, 1 mo. USD LIBOR + 1.725%, FRN 2.962% 1/25/35	1,075,543	1,071,217
AIMCO CLO, Series 2014-AA, Class AR, 3 mo. USD LIBOR + 1.100%, FRN (a) 2.407% 7/20/26	2,950,000	2,949,979

	Principal Amount	Value
ALM VII Ltd., Series 2012-7A, Class A1R, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.784% 10/15/28	$2,850,000	$2,879,498
ALM VIII Ltd., Series 2013-8A, Class A1R, 3 mo. USD LIBOR + 1.490%, FRN (a) 2.794% 10/15/28	1,490,000	1,501,325
Arbys Funding LLC, Series 2015-1A, Class A2 (a) 4.969% 10/30/45	2,161,500	2,231,150
ARL Second LLC, Series 2014-1A, Class A1 (a) 2.920% 6/15/44	854,188	849,432
Avery Point III CLO Ltd., Series 2013-3A, Class AR, 3 mo. USD LIBOR + 1.120%, FRN (a) 2.424% 1/18/25	1,620,000	1,624,249
Avery Point VI CLO Ltd., Series 2015-6A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.762% 8/05/27	4,225,000	4,242,939
Bain Capital Credit CLO, Series 2017-1A, Class A1, 3 mo. USD LIBOR + 1.250%, FRN (a) 2.564% 7/20/30	2,660,000	2,659,896
Birchwood Park CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 1.180%, FRN (a) 2.484% 7/15/26	2,415,000	2,425,566
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class AA, STEP (a) 2.487% 12/16/41	1,677,500	1,675,008
BlueMountain CLO Ltd., Series 2013-2A, Class A, 3 mo. USD LIBOR + 1.200%, FRN (a) 2.513% 1/22/25	1,100,000	1,101,283
BlueMountain CLO Ltd., Series 2015-2A, Class A1, 3 mo. USD LIBOR + 1.430%, FRN (a) 2.734% 7/18/27	2,855,000	2,864,838
BlueVirgo Trust, Series 2015-1A, Class NOTE (a) 3.000% 12/15/22	1,799,353	1,806,946
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A (a) 2.940% 5/25/29	1,167,195	1,164,545
Capital Automotive REIT, Series 2017-1A, Class A2 (a) 4.180% 4/15/47	956,000	965,217
Capital Automotive REIT, Series 2014-1A, Class A (a) 3.660% 10/15/44	1,100,000	1,111,520

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class A1R, 3 mo. USD LIBOR + 1.220%, FRN (a) 2.529% 8/14/30	$3,900,000	$3,899,957
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (a) 2.000% 12/10/23	365,003	363,406
CBAM 2017-3 Ltd., Series 2017-3A, Class A, FRN (a) (b) 1.000% 10/17/29	2,480,000	2,480,000
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (a) 4.474% 3/20/43	1,187,910	1,194,280
CLI Funding V LLC, Series 2014-1A, Class A (a) 3.290% 6/18/29	1,296,810	1,294,191
Consumer Installment Loan Trust, Series 2016-LD1, Class A (a) 3.960% 7/15/22	677,092	680,032
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 1.697% 9/25/34	254,614	253,673
Cronos Containers Program I Ltd., Series 2014-2A, Class A (a) 3.270% 11/18/29	753,704	752,735
DB Master Finance LLC, Series 2015-1A, Class A2I (a) 3.262% 2/20/45	2,535,000	2,530,405
Diamond Resorts Owner Trust, Series 2014-1, Class A (a) 2.540% 5/20/27	336,360	336,078
Diamond Resorts Owner Trust, Series 2015-2, Class A (a) 2.990% 5/22/28	848,193	844,736
Diamond Resorts Owner Trust, Series 2016-1, Class A (a) 3.080% 11/20/28	3,070,880	3,044,372
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2I (a) 3.484% 10/25/45	3,515,500	3,531,300
Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23 (a) 4.118% 7/25/47	670,000	673,964
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2II (a) 4.474% 10/25/45	3,703,125	3,817,017
Drug Royalty Corp., Inc., Series 2014-1, Class A2 (a) 3.484% 7/15/23	352,677	349,543
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (a) 5.800% 7/15/24	108,590	109,111

	Principal Amount	Value
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (a) 2.707% 2/19/45	$527,692	$518,848
Element Rail Leasing II LLC, Series 2016-1A, Class A1 (a) 3.968% 3/19/46	1,383,434	1,417,079
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	720,120	725,350
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (a) 4.212% 10/15/42	2,903,313	2,913,884
First Franklin Mortgage Loan Trust, Series 2005-FF2, Class M3, 1 mo. USD LIBOR + .720%, FRN 1.957% 3/25/35	222,890	223,359
Fremont Home Loan Trust, Series 2005-E, Class 2A3, 1 mo. USD LIBOR + .240%, FRN 1.477% 1/25/36	6,597	6,597
Galaxy XX CLO Ltd., Series 2015-20A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.757% 7/20/27	3,170,000	3,181,279
Global Container Assets Ltd., Series 2015-1A, Class A2 (a) 3.450% 2/05/30	1,303,740	1,286,843
Global SC Finance II SRL, Series 2014-1A, Class A1 (a) 3.190% 7/17/29	341,667	334,661
Global SC Finance IV Ltd., Series 2017-1A, Class A (a) 3.850% 4/15/37	1,715,896	1,733,418
Global SC Funding One Ltd., Series 2015-1, Class B1 (a) 2.740% 1/18/30	22,433	22,418
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 2.464% 4/25/25	4,011,806	4,011,774
Goodgreen Trust, Series 2016-1A, Class A (a) 3.230% 10/15/52	2,801,610	2,775,525
Goodgreen Trust, Series 2017-1A, Class A (a) 3.740% 10/15/52	1,267,032	1,290,530
GSAMP Trust, Series 2005-HE5, Class M1, 1 mo. USD LIBOR + ..420%, FRN 1.657% 11/25/35	164,909	165,026
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + ..645%, FRN 1.882% 4/25/35	147,919	148,603

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Helios Issuer LLC, Series 2017-1A, Class A (a) 4.940% 9/20/49	$1,662,390	$1,683,617
Hercules Capital Funding Trust, Series 2014-1A, Class A (a) 3.524% 4/16/21	506,387	507,178
HERO Funding Trust, Series 2016-3A, Class A1 (a) 3.080% 9/20/42	1,893,417	1,885,660
HERO Funding Trust, Series 2017-2A, Class A1 (a) 3.280% 9/20/48	504,002	507,132
HERO Funding Trust, Series 2016-4A, Class A1 (a) 3.570% 9/20/47	1,807,437	1,825,839
HERO Funding Trust, Series 2017-2A, Class A2 (a) 4.070% 9/20/48	405,178	415,666
Hilton Grand Vacations Trust, Series 2013-A, Class A (a) 2.280% 1/25/26	336,573	335,366
Home Equity Asset Trust, Series 2006-4, Class 2A3, 1 mo. USD LIBOR + .170%, FRN 1.407% 8/25/36	4,887	4,887
J.G. Wentworth XXXV LLC, Series 2015-2A, Class A (a) 3.870% 3/15/58	764,081	787,233
KKR Financial CLO Ltd., Series 2018, Class A, 3 mo. USD LIBOR + 1.270%, FRN (a) 2.587% 7/18/30	2,000,000	1,999,986
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1 (a) 4.300% 1/15/42	2,606,667	2,677,641
LCM XIV LP, Series 14A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 2.454% 7/15/25	1,200,000	1,202,662
Lendmark Funding Trust, Series 2017-1A, Class A (a) 2.830% 12/22/25	1,250,000	1,250,423
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2, 1 mo. USD LIBOR + .795%, FRN 2.032% 2/25/35	378,786	379,598
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 2.062% 6/25/35	825,824	820,976
Marlette Funding Trust, Series 2016-1A, Class A (a) 3.060% 1/17/23	1,038,607	1,042,094
Marlette Funding Trust, Series 2017-2A, Class B (a) 3.190% 7/15/24	970,000	970,264

	Principal Amount	Value
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A (a) 2.510% 5/20/30	$474,660	$475,366
Milos CLO Ltd., Series 2017-1A, Class A, FRN (a) (b) 2.492% 10/20/30	940,000	939,992
Miramax LLC, Series 2014-1A, Class A2 (a) 3.340% 7/20/26	1,077,872	1,081,285
Mosaic Solar Loans LLC, Series 2017-1A, Class A (a) 4.450% 6/20/42	567,218	574,237
MVW Owner Trust, Series 2014-2, Class A (a) 2.250% 9/22/31	1,180,861	1,168,475
MVW Owner Trust, Series 2017-1A, Class A (a) 2.420% 12/20/34	594,670	592,438
MVW Owner Trust, Series 2015-1A, Class A (a) 2.520% 12/20/32	942,629	932,725
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	81,360	81,327
NRZ Advance Receivables Trust, Series 2016-T3, Class AT3 (a) 2.833% 10/16/51	10,300,000	10,196,920
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 3 mo. USD LIBOR + 1.120%, FRN (a) 2.427% 4/20/25	2,236,419	2,241,091
OnDeck Asset Securitization Trust II LLC, Series 2016-1A, Class A (a) 4.210% 5/17/20	970,000	965,837
Oportun Funding VI LLC, Series 2017-A, Class A (a) 3.230% 6/08/23	1,880,000	1,893,438
Orange Lake Timeshare Trust, Series 2014-AA, Class A (a) 2.290% 7/09/29	292,196	290,359
Orange Lake Timeshare Trust, Series 2016-A, Class B (a) 2.910% 3/08/29	1,160,678	1,141,406
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	516,787	515,213
Oxford Finance Funding Trust, Series 2016-1A, Class A (a) 3.968% 6/17/24	1,500,000	1,514,558
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A, 1 mo. USD LIBOR + .260%, FRN 1.497% 9/25/35	2,212	2,212

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Race Point VIII CLO Ltd., Series 2013-8A, Class AR, 3 mo. USD LIBOR + 1.340%, FRN (a) 2.656% 2/20/30	$700,000	$702,714
Residential Asset Mortgage Products, Inc., Series 2005-EFC5, Class M1, 1 mo. USD LIBOR + ..400%, FRN 1.637% 10/25/35	192,159	192,047
Sierra Receivables Funding Co. LLC, Series 2014-1A, Class A (a) 2.070% 3/20/30	310,892	308,381
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (a) 3.080% 9/20/32	293,096	293,667
SoFi Consumer Loan Program LLC, Series 2016-3, Class A (a) 3.050% 12/26/25	1,671,649	1,688,262
SoFi Consumer Loan Program LLC, Series 2016-5, Class A (a) 3.060% 9/25/28	7,435,607	7,498,973
SoFi Consumer Loan Program LLC, Series 2016-2A, Class A (a) 3.090% 10/27/25	2,774,389	2,802,626
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A (a) 3.260% 8/25/25	3,586,974	3,642,989
SoFi Consumer Loan Program LLC, Series 2017-2, Class A (a) 3.280% 2/25/26	3,068,674	3,104,969
Spirit Master Funding LLC, Series 2014-4A, Class A1 (a) 3.501% 1/20/45	1,100,000	1,096,565
SpringCastle America Funding LLC, Series 2016-AA, Class A (a) 3.050% 4/25/29	1,319,961	1,328,958
SPS Servicer Advance Receivables Trust, Series 2016-T2, Class AT2 (a) 2.750% 11/15/49	4,200,000	4,202,135
Structured Receivables Finance LLC, Series 2010-B, Class A (a) 3.730% 8/15/36	380,023	380,428
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A (a) 4.190% 1/15/71	1,946,350	1,956,070
Symphony CLO XV Ltd., Series 2014-15A, Class AR, 3 mo. USD LIBOR + 1.180%, FRN (a) 2.484% 10/17/26	2,808,000	2,818,578
Taco Bell Funding LLC, Series 2016-1A, Class A2I (a) 3.832% 5/25/46	2,623,500	2,671,869

	Principal Amount	Value
TAL Advantage VI LLC, Series 2017-1A, Class A (a) 4.500% 4/20/42	$2,433,077	$2,522,714
TCI-Symphony CLO Ltd., Series 2016-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.784% 10/13/29	2,340,000	2,381,434
Trinity Rail Leasing LLC, Series 2013-1A, Class A (a) 3.898% 7/15/43	771,668	787,926
Trip Rail Master Funding LLC, Series 2017-1A, Class A1 (a) 2.709% 8/15/47	607,961	609,460
Trip Rail Master Funding LLC, Series 2017-1A, Class A2 (a) 3.736% 8/15/47	820,000	820,074
Triton Container Finance IV LLC, Series 2017-2A, Class A (a) 3.620% 8/20/42	3,354,272	3,374,057
Triton Container Finance VI LLC, Series 2017-1A, Class A (a) 3.520% 6/20/42	918,028	913,999
Wendys Funding LLC, Series 2015-1A, Class A2I (a) 3.371% 6/15/45	3,528,000	3,552,619
Wendys Funding LLC, Series 2015-1A, Class A2II (a) 4.080% 6/15/45	2,288,300	2,326,862
Wendys Funding LLC, Series 2015-1A, Class A23 (a) 4.497% 6/15/45	3,136,000	3,225,676
Westgate Resorts LLC, Series 2017-1A, Class A (a) 3.050% 12/20/30	1,496,499	1,490,115

		180,795,449

Student Loans ABS — 10.7%
Academic Loan Funding Trust, Series 2012-1A, Class A2, 1 mo. USD LIBOR + 1.100%, FRN (a) 2.337% 12/27/44	1,350,000	1,347,484
Access Group, Inc., Series 2005-2, Class A3, 3 mo. USD LIBOR + .180%, FRN 1.495% 11/22/24	337,201	337,200
AccessLex Institute, Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 2.240% 7/01/38	457,475	427,877
College Loan Corp. Trust I, Series 2007-1, Class B2, 28 day ARS, FRN 1.115% 1/25/47	875,000	668,849

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DRB Prime Student Loan Trust, Series 2016-R, Class A2 (a) 3.070% 10/25/44	$5,193,087	$5,211,263
DRB Prime Student Loan Trust, Series 2015-B, Class A1, 1 mo. USD LIBOR + 1.900%, FRN (a) 3.137% 10/27/31	300,349	306,902
DRB Prime Student Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000%, FRN (a) 3.237% 4/25/40	871,035	868,712
Earnest Student Loan Program LLC, Series 2016-D, Class A2 (a) 2.720% 1/25/41	1,891,622	1,889,486
Earnest Student Loan Program LLC, Series 2016-B, Class A2 (a) 3.020% 5/25/34	1,523,355	1,529,791
Earnest Student Loan Program LLC, Series 2016-C, Class A1, 1 mo. USD LIBOR + 1.850%, FRN (a) 3.087% 10/27/36	3,360,057	3,360,053
ECMC Group Student Loan Trust, Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200%, FRN (a) 2.437% 12/27/66	3,023,816	3,026,480
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350%, FRN (a) 2.587% 7/26/66	3,976,067	3,978,567
Education Loan Asset-Backed Trust I, Series 2003-1, Class A2, 28 day ARS, FRN (a) 0.984% 2/01/43	1,300,000	1,216,597
Education Loan Asset-Backed Trust I, Series 2003-2, Class 2A1, 28 day ARS, FRN (a) 0.984% 8/01/43	1,950,000	1,804,678
Higher Education Funding I, Series 2004-1, Class B2, 28 day ARS, FRN (a) 2.660% 1/01/44	600,000	487,857
Higher Education Funding I, Series 2004-1, Class B1, 28 day ARS, FRN (a) 2.672% 1/01/44	600,000	524,429
Laurel Road Prime Student Loan Trust, Series 2017-B, Class BFX (a) 3.020% 8/25/42	1,190,000	1,186,086
Navient Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + .700%, FRN (a) 1.937% 2/25/70	3,648,824	3,617,601

	Principal Amount	Value
Navient Student Loan Trust, Series 2014-1, Class A4, 1 mo. USD LIBOR + .750%, FRN 1.984% 2/25/39	$3,300,000	$3,208,182
Navient Student Loan Trust, Series 2017-5A, Class A, FRN (a) (b) 2.048% 7/26/66	2,090,000	2,089,988
Navient Student Loan Trust, Series 2017-4A, Class A3, 1 mo. USD LIBOR + 1.000%, FRN (a) 2.237% 9/27/66	2,600,000	2,599,985
Navient Student Loan Trust, Series 2017-3A, Class A3, 1 mo. USD LIBOR + 1.050%, FRN (a) 2.287% 7/26/66	2,400,000	2,419,094
Navient Student Loan Trust, Series 2017-1A, Class A3, 1 mo. USD LIBOR + 1.150%, FRN (a) 2.387% 7/26/66	6,000,000	6,115,307
Navient Student Loan Trust, Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250%, FRN (a) 2.487% 6/25/65	3,298,359	3,364,512
Navient Student Loan Trust, Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300%, FRN (a) 2.537% 3/25/66	13,200,000	13,614,333
Navient Student Loan Trust, Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.737% 10/25/58	1,200,000	1,117,008
Nelnet Private Education Loan Trust, Series 2016-A, Class A1B (a) 3.600% 12/26/40	1,311,908	1,308,744
Nelnet Student Loan Trust, Series 2005-2, Class A5, 3 mo. USD LIBOR + .100%, FRN 1.423% 3/23/37	1,334,661	1,303,479
Nelnet Student Loan Trust, Series 2005-1, Class A5, 3 mo. USD LIBOR + .110%, FRN 1.424% 10/25/33	1,224,778	1,201,065
Nelnet Student Loan Trust, Series 2013-5A, Class A, 1 mo. USD LIBOR + .630%, FRN (a) 1.864% 1/25/37	2,272,942	2,256,313
Nelnet Student Loan Trust, Series 2014-3A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.734% 10/25/50	850,000	771,516

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nelnet Student Loan Trust, Series 2014-5A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.734% 5/26/54	$1,200,000	$1,086,918
Nelnet Student Loan Trust, Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.734% 6/25/54	1,100,000	986,640
Nelnet Student Loan Trust, Series 2015-2A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.737% 5/26/54	1,130,000	1,012,381
PHEAA Student Loan Trust, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950%, FRN (a) 2.187% 11/25/65	3,182,757	3,188,489
SLC Private Student Loan Trust, Series 2006-A, Class A5, 3 mo. USD LIBOR + .170%, FRN 1.474% 7/15/36	164,019	164,019
SLC Private Student Loan Trust, Series 2006-A, Class C, 3 mo. USD LIBOR + .450%, FRN 1.754% 7/15/36	1,700,000	1,552,900
SLC Student Loan Trust, Series 2005-1, Class B, 3 mo. USD LIBOR + .200%, FRN 1.515% 2/15/45	2,152,224	1,980,470
SLC Student Loan Trust, Series 2006-A, Class B, 3 mo. USD LIBOR + .300%, FRN 1.604% 7/15/36	697,000	687,382
SLM Student Loan Trust, Series 2002-7, Class A11, 28 day ARS, FRN 0.500% 3/15/28	850,000	850,000
SLM Student Loan Trust, Series 2005-5, Class A4, 3 mo. USD LIBOR + .140%, FRN 1.454% 10/25/28	2,300,000	2,288,625
SLM Student Loan Trust, Series 2007-3, Class B, 3 mo. USD LIBOR + .150%, FRN 1.464% 1/25/28	2,600,000	2,190,506
SLM Student Loan Trust, Series 2005-8, Class B, 3 mo. USD LIBOR + .310%, FRN 1.624% 1/25/55	1,858,680	1,680,959
SLM Student Loan Trust, Series 2004-3A, Class A6A, 3 mo. USD LIBOR + .550%, FRN (a) 1.864% 10/25/64	4,950,000	4,844,882

	Principal Amount	Value
SLM Student Loan Trust, Series 2013-2, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.737% 6/25/43	$1,970,000	$1,931,165
SLM Student Loan Trust, Series 2003-5, Class A7, 28 day ARS, FRN 4.500% 6/17/30	450,000	450,000
SLM Student Loan Trust, Series 2002-7, Class B, 28 day ARS, FRN 4.716% 12/15/39	3,800,000	3,797,813
SLM Student Loan Trust, Series 2003-2, Class A7, 28 day ARS, FRN 4.724% 9/15/28	600,000	600,000
SMB Private Education Loan Trust, Series 2016-B, Class A2A (a) 2.430% 2/17/32	1,750,000	1,735,568
SMB Private Education Loan Trust, Series 2016-A, Class A2A (a) 2.700% 5/15/31	3,250,000	3,264,740
SMB Private Education Loan Trust, Series 2017-A, Class B (a) 3.500% 6/17/41	1,800,000	1,750,846
SoFi Professional Loan Program LLC, Series 2015-A, Class RC, (Acquired 4/19/17, Cost $3,376,500) (a) (c) (g) 0.000% 3/25/33	1,200	2,640,000
SoFi Professional Loan Program LLC, Series 2017-D, Class R1, (Acquired 7/19/17, Cost $2,630,190) (a) (c) (g) 0.000% 9/25/40	4,647,800	2,630,190
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B (a) 2.360% 12/27/32	630,000	626,008
SoFi Professional Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200%, FRN (a) 2.437% 6/25/33	2,050,090	2,071,361
SoFi Professional Loan Program LLC, Series 2016-E, Class A2B (a) 2.490% 1/25/36	1,520,000	1,514,963
SoFi Professional Loan Program LLC, Series 2016-B, Class A2B (a) 2.740% 10/25/32	2,200,000	2,193,883
SoFi Professional Loan Program LLC, Series 2017-A, Class B, VRN (a) (b) 3.440% 3/26/40	1,180,000	1,169,703
South Carolina Student Loan Corp., Series 2014-1, Class A2, 1 mo. USD LIBOR + 1.000%, FRN 2.237% 1/03/33	2,030,000	2,008,871
South Carolina Student Loan Corp., Series 2014-1, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.737% 8/01/35	3,025,000	2,943,234

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
South Texas Higher Education Authority, Inc., Series 2012-1, Class A3, 3 mo. USD LIBOR + .850%, FRN 2.149% 10/01/46	$2,000,000	$1,993,912

		128,995,866

WL Collateral CMO — 0.3%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, VRN (b) 3.816% 8/25/34	214,990	216,126
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, VRN (b) 3.456% 2/25/34	83,853	85,388
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, VRN (b) 3.887% 9/25/33	33,111	32,060
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN (b) 3.708% 8/25/34	40,713	42,081
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN (b) 3.151% 8/25/34	208,327	203,143
JP Morgan Mortgage Trust, Series 2017-1, Class A11, VRN (a) (b) 3.500% 1/25/47	3,288,977	3,312,777
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA, VRN (b) 3.370% 2/25/34	25,626	25,084
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA, VRN (b) 3.547% 7/25/33	10,915	11,231
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, VRN (b) 3.375% 2/25/34	968	1,032
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, VRN (b) 3.508% 3/25/34	137,576	142,018
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400%, FRN 2.289% 4/25/44	340,210	348,453

		4,419,393

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $339,405,781)		341,098,285

	Principal Amount	Value
SOVEREIGN DEBT OBLIGATIONS — 0.7%
Colombia Government International Bond 6.125% 1/18/41	$2,980,000	$3,504,480
Mexico Government International Bond 4.750% 3/08/44	4,328,000	4,460,004
Mexico Government International Bond 6.750% 9/27/34	950,000	1,245,450

		9,209,934

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $8,551,708)		9,209,934

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 25.2%
Collateralized Mortgage Obligations — 1.6%
Federal Home Loan Mortgage Corp.
Series 4303, Class AP 3.000% 8/15/43	3,215,947	3,288,245
Series 4290, Class CA 3.500% 12/15/38	2,149,823	2,224,482
Series 2617, Class Z 5.500% 5/15/33	1,705,278	1,887,255
Series 2693, Class Z 5.500% 10/15/33	3,046,675	3,323,128
Series 3423, Class PB 5.500% 3/15/38	581,540	638,664
Series 2178, Class PB 7.000% 8/15/29	253,260	280,161
Federal National Mortgage Association
Series 2014-7, Class VA 3.500% 5/25/25	1,541,313	1,612,392
Series 2014-48, Class AB 4.000% 10/25/40	2,962,276	3,105,547
Series 2007-32, Class Z 5.500% 4/25/37	904,871	994,369
Series 2010-60, Class HJ 5.500% 5/25/40	672,372	725,765
Federal National Mortgage Association REMIC Series 2007-B2, Class ZA 5.500% 6/25/37	829,630	905,318

		18,985,326

Pass-Through Securities — 23.4%
Federal Home Loan Mortgage Corp. Pool #Q37467 3.500% 11/01/45	7,085,720	7,344,791
Pool #Q41916 3.500% 7/01/46	1,950,903	2,028,329

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #Q42045 3.500% 7/01/46	$835,630	$868,794
Pool #Q44275 3.500% 11/01/46	1,514,042	1,574,603
Pool #Q44277 3.500% 11/01/46	485,064	503,481
Pool #Q45741 3.500% 1/01/47	5,373,647	5,577,677
Pool #Z40047 4.000% 10/01/41	320,125	339,395
Pool #Q47742 4.000% 4/01/47	1,417,128	1,512,175
Pool #Q47730 4.000% 4/01/47	1,711,215	1,825,986
Pool #C03537 4.500% 8/01/40	1,160,600	1,262,923
Pool #G06057 4.500% 10/01/40	1,308,672	1,415,666
Pool #G60485 4.500% 10/01/41	1,575,775	1,705,099
Pool #G60172 4.500% 9/01/43	1,717,304	1,869,782
Pool #Q48208 4.500% 5/01/47	1,272,501	1,368,386
Pool #Q48869 4.500% 6/01/47	8,917,618	9,581,214
Pool #G11431 6.000% 2/01/18	1	1
Pool #C00836 7.000% 7/01/29	10,349	11,997
Pool #C49314 7.000% 4/01/31	4,871	5,718
Pool #C51422 7.000% 5/01/31	1,844	2,165
Pool #C53034 7.000% 6/01/31	12,923	15,088
Pool #G01311 7.000% 9/01/31	55,138	64,292
Pool #G01317 7.000% 10/01/31	32,714	38,113
Pool #G00143 7.500% 6/01/23	440	488
Pool #C55867 7.500% 2/01/30	26,474	30,277
Pool #C41497 7.500% 9/01/30	118	140
Pool #C44830 7.500% 11/01/30	24	28
Pool #C45235 7.500% 12/01/30	16,100	18,910
Pool #C46038 7.500% 12/01/30	974	1,148

	Principal Amount	Value
Pool #C01116 7.500% 1/01/31	$1,260	$1,492
Pool #C46309 7.500% 1/01/31	519	617
Pool #C46560 7.500% 1/01/31	542	624
Pool #C46810 7.500% 1/01/31	126	150
Pool #C47063 7.500% 1/01/31	2,855	3,365
Pool #C47060 7.500% 1/01/31	752	888
Pool #G00653 8.500% 11/01/25	17,126	19,635
Federal Home Loan Mortgage Corp. TBA Pool # 3376 3.500% 10/01/44 (d)	15,400,000	15,878,845
Pool #3735 4.000% 1/01/44 (d)	9,050,000	9,513,459
Federal National Mortgage Association Pool #888586 1 year CMT + 2.207%, FRN 2.980% 10/01/34	519,946	546,340
Pool #725692 1 year CMT + 2.146%, FRN 3.041% 10/01/33	315,366	332,069
Pool #775539 12 mo. USD LIBOR + 1.645%, FRN 3.475% 5/01/34	172,004	180,797
Pool #AS1304 3.500% 12/01/28	2,084,828	2,181,007
Pool #AV1897 3.500% 12/01/28	365,455	382,657
Pool #AV2325 3.500% 12/01/28	1,124,656	1,176,540
Pool #AS6187 3.500% 11/01/45	16,342,685	16,938,938
Pool #AS6306 3.500% 12/01/45	5,590,538	5,803,241
Pool #AS6475 3.500% 1/01/46	4,585,249	4,761,853
Pool #AS6476 3.500% 1/01/46	5,150,603	5,346,567
Pool #AS6477 3.500% 1/01/46	5,828,523	6,041,173
Pool #BH4875 3.500% 6/01/47	3,035,405	3,131,803
Pool #AZ7917 4.000% 3/01/41	586,615	622,064
Pool #AL8422 4.000% 1/01/43	524,874	556,427
Pool #MA3027 4.000% 6/01/47	9,377,478	9,884,814

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #BF0094 4.000% 5/01/56	$7,151,260	$7,585,643
Pool #BF0105 4.000% 6/01/56	4,471,816	4,743,443
Pool #AH6787 4.500% 3/01/41	1,261,034	1,373,936
Pool #CA0185 4.500% 8/01/47	6,335,017	6,818,061
Pool #675713 5.000% 3/01/18	655	659
Pool #AD6437 5.000% 6/01/40	730,808	811,940
Pool #AD6996 5.000% 7/01/40	4,886,441	5,370,123
Pool #AL8173 5.000% 2/01/44	1,908,846	2,093,019
Pool #254379 7.000% 7/01/32	37,251	43,693
Pool #252717 7.500% 9/01/29	2,256	2,646
Pool #535996 7.500% 6/01/31	8,588	10,138
Pool #254009 7.500% 10/01/31	21,722	25,586
Pool #253394 8.000% 7/01/20	5,692	5,997
Pool #323992 8.000% 11/01/29	1,772	2,093
Pool #525725 8.000% 2/01/30	3,335	3,999
Pool #537433 8.000% 5/01/30	2,423	2,913
Pool #253266 8.000% 5/01/30	4,263	5,085
Pool #253347 8.000% 6/01/30	5,060	6,044
Pool #544976 8.000% 7/01/30	426	506
Pool #535428 8.000% 8/01/30	5,366	6,399
Pool #543290 8.000% 9/01/30	56	68
Pool #547786 8.000% 9/01/30	2,037	2,391
Pool #550767 8.000% 9/01/30	3,082	3,644
Pool #553061 8.000% 9/01/30	11,778	13,899
Pool #535533 8.000% 10/01/30	4,795	5,731
Pool #253481 8.000% 10/01/30	5,353	6,413

	Principal Amount	Value
Pool #560741 8.000% 11/01/30	$2,711	$3,260
Pool #253644 8.000% 2/01/31	2,433	2,913
Pool #581170 8.000% 5/01/31	1,398	1,651
Pool #583916 8.000% 5/01/31	1,922	2,325
Pool #593848 8.000% 7/01/31	924	1,114
Pool #190317 8.000% 8/01/31	29,996	35,789
Pool #545240 8.000% 9/01/31	2,818	3,368
Pool #541202 8.500% 8/01/26	7,972	8,895
Federal National Mortgage Association TBA Pool #17115 3.500% 7/01/44 (d)	57,875,000	59,660,988
Government National Mortgage Association Pool #783896 3.500% 5/15/44	5,656,789	5,907,368
Pool #MA4510 3.500% 6/20/47	18,634,106	19,397,669
Pool #MA4586 3.500% 7/20/47	7,662,069	7,976,035
Pool #404246 6.500% 8/15/28	216	248
Pool #781038 6.500% 5/15/29	62,395	71,663
Pool #781468 6.500% 7/15/32	4,003	4,646
Pool #781496 6.500% 9/15/32	20,585	23,873
Pool #363066 7.000% 8/15/23	2,570	2,839
Pool #352049 7.000% 10/15/23	2,098	2,325
Pool #354674 7.000% 10/15/23	2,850	3,126
Pool #345964 7.000% 11/15/23	1,073	1,180
Pool #380866 7.000% 3/15/24	837	927
Pool #781124 7.000% 12/15/29	7,664	8,925
Pool #781319 7.000% 7/15/31	139,370	163,371
Pool #581417 7.000% 7/15/32	62,001	72,727
Pool #588012 7.000% 7/15/32	18,602	21,927

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #565982 7.000% 7/15/32	$14,581	$17,217
Pool #357262 7.500% 9/15/23	1,310	1,470
Pool #441009 8.000% 11/15/26	911	1,066
Pool #522777 8.000% 12/15/29	5,495	6,565
Pool #434719 8.000% 2/15/30	91	111
Pool #523043 8.000% 3/15/30	290	347
Pool #529134 8.000% 3/15/30	1,707	2,073
Pool #477036 8.000% 4/15/30	685	832
Pool #503157 8.000% 4/15/30	14,724	17,894
Pool #528714 8.000% 4/15/30	1,802	2,192
Pool #544640 8.000% 11/15/30	11,298	13,787
Pool #531298 8.500% 8/15/30	1,120	1,335
Government National Mortgage Association II Pool #82462 1 year CMT + 1.500%, FRN 2.375% 1/20/40	807,283	829,494
Pool #82488 1 year CMT + 1.500%, FRN 2.375% 3/20/40	1,038,833	1,066,978
Pool #784026 3.500% 12/20/44	3,328,541	3,475,335
Government National Mortgage Association II TBA Pool #1635 3.500% 3/01/45 (d)	19,000,000	19,752,579
Pool #1367 4.000% 10/01/44 (d)	12,650,000	13,320,055

		283,104,582

Whole Loans — 0.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2016-HQA3, Class M1 1 mo. USD LIBOR + .800%, FRN 2.037% 3/25/29	645,541	645,803
Series 2015-DNA1, Class M1 1 mo. USD LIBOR + .900%, FRN 2.137% 10/25/27	435,354	435,895

	Principal Amount	Value
Series 2016-HQA3, Class M2 1 mo. USD LIBOR + 1.350%, FRN 2.587% 3/25/29	$790,000	$797,831
Series 2016-DNA1, Class M1 1 mo. USD LIBOR + 1.450%, FRN 2.687% 7/25/28	403,837	404,676

		2,284,205

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $305,350,296)		304,374,113

U.S. TREASURY OBLIGATIONS — 7.8%
U.S. Treasury Bonds & Notes — 7.8%
U.S. Treasury Bond 2.500% 5/15/46	16,300,000	15,150,086
U.S. Treasury Bond (e) 3.500% 2/15/39	12,700,000	14,344,054
U.S. Treasury Note 1.875% 3/31/22	36,100,000	36,085,899
U.S. Treasury Note 2.000% 11/15/26	29,600,000	28,844,969

		94,425,008

TOTAL U.S. TREASURY OBLIGATIONS (Cost $94,136,953)		94,425,008

TOTAL BONDS & NOTES (Cost $1,176,138,834)		1,190,568,961

TOTAL PURCHASED OPTIONS (#) — 0.2% (Cost $2,054,031)		1,996,073

TOTAL LONG-TERM INVESTMENTS (Cost $1,181,442,865)		1,196,055,534

SHORT-TERM INVESTMENTS — 11.5%
Commercial Paper — 11.4%
Anheuser-Busch InBev Finance, Inc. (a) 1.380% 10/25/17	4,000,000	3,996,195
Avangrid, Inc. (a) 1.507% 11/01/17	2,000,000	1,997,448
Borgwarner, Inc. (a) 1.430% 10/05/17	5,000,000	4,998,809
CRH America Finance, Inc. (a) 1.556% 10/13/17	3,000,000	2,998,392

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Dollar General Corp. (a) 1.471% 10/03/17	$6,500,000	$6,498,920
Dominion Resources, Inc. (a) 1.615% 10/11/17	5,500,000	5,497,485
Entergy Corp. (a) 1.349% 10/02/17	4,500,000	4,499,391
Entergy Corp. (a) 1.639% 11/20/17	3,000,000	2,992,785
Fortive Corp. (a) 1.400% 10/03/17	6,000,000	5,999,099
Glencore Funding LlC (a) 1.472% 10/27/17	5,000,000	4,994,031
Glencore Funding LLC (a) 1.588% 10/10/17	3,000,000	2,998,628
Moodys Corp. (a) 1.578% 11/01/17	4,000,000	3,994,896
National Grid USA (a) 1.527% 10/10/17	4,250,000	4,248,221
NextEra Energy Capital Holdings, Inc. (a) 1.547% 10/10/17	3,250,000	3,248,640
Reckitt Benckiser Treasury Services PLC (a) 1.443% 10/30/17	4,000,000	3,995,863
Rogers Communications (a) 1.474% 10/25/17	9,500,000	9,490,484
Schlumberger Holdings Corp. (a) 1.496% 10/26/17	2,000,000	1,997,828
Sempra Energy Holdings (a) 1.432% 11/02/17	8,500,000	8,488,817
Suncor Energy, Inc. (a) 1.547% 10/17/17	5,000,000	4,996,545
Suncor Energy, Inc. (a) 1.547% 10/16/17	2,500,000	2,498,370
TELUS Corp. (a) 1.632% 12/18/17	7,500,000	7,475,283
Transcanada Pipelines Ltd. (a) 1.598% 11/08/17	5,000,000	4,992,239
Volvo Group Treasury NA (a) 1.484% 10/20/17	11,000,000	10,991,119
Walgreens Boots Alliance, Inc. 1.421% 10/19/17	6,500,000	6,495,006
Whirlpool Corp. (a) 1.433% 11/27/17	5,000,000	4,988,298
WPP CP Finance PLC (a) 1.735% 12/01/17	7,000,000	6,982,384
Xcel Energy, Inc. (a) 1.633% 10/30/17	5,500,000	5,493,411

		137,848,587

	Principal Amount	Value
Time Deposit — 0.1%
Euro Time Deposit 0.120% 10/02/17	$830,618	$830,618

TOTAL SHORT-TERM INVESTMENTS (Cost $138,680,087)		138,679,205

TOTAL INVESTMENTS —110.5% (Cost $1,320,122,952) (f)		1,334,734,739

Other Assets/(Liabilities) — (10.5)%		(127,157,502)

NET ASSETS — 100.0%		$1,207,577,237

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $510,045,558 or 42.24% of net assets.
(b)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2017.
(c)	Restricted security. Certain securities are restricted as to resale. At September 30, 2017, these securities amounted to a value of $5,270,190 or 0.44% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	A portion of this security is pledged/held as collateral for open futures contracts and open swap agreements. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.
(g)	Investment was valued using significant unobservable inputs.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

(#)	The Fund had the following open Purchased Options contracts at September 30, 2017:

Purchased Options

OTC Counterparty	Units		Notional Amount	Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Barclays Bank PLC	10,160,000	USD	10,160,000	7/12/27	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 7/14/37, Strike 2.87	$647,667	$687,176	$39,509
Put
Barclays Bank PLC	21,840,000	USD	21,840,000	7/12/27	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 7/14/37, Strike 2.87	$1,406,364	$1,308,897	$(97,467)

							$2,054,031	$1,996,073	$(57,958)

The Fund had the following open Futures contracts at September 30, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Long
U.S. Treasury Ultra Long Bond	12/19/17	239	$40,006,923	$(542,048)
U.S. Treasury Note 2 Year	12/29/17	282	61,001,017	(172,735)
U.S. Treasury Note 5 Year	12/29/17	814	96,282,399	(637,399)

				$(1,352,182)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

The Fund had the following open Swap agreements at September 30, 2017:

Swaps

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	18,890,000	6/20/22	Quarterly	(1.000%)	CDX.NA.IG.28	$(112,230)	$(287,936)	$(400,166)

Credit Default Swaps — Sell Protection††
OTC Swaps
Goldman Sachs International	USD	4,100,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	$(624,210)	$2,526	$(621,684)
Goldman Sachs International	USD	2,660,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(172,980)	(230,356)	(403,336)
Goldman Sachs International	USD	970,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(69,365)	(77,716)	(147,081)

							$(866,555)	$(305,546)	$(1,172,101)

Collateral for swap agreements held by Credit Suisse Securities (USA) and Goldman Sachs International amounted to $198,185 and $1,287,225 in securities, respectively at September 30, 2017.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protecton.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 0.1%

COMMON STOCK — 0.0%
Basic Materials — 0.0%
Forest Products & Paper — 0.0%
The Newark Group, Inc. (a) (b) (c)	26,904	$807

TOTAL COMMON STOCK (Cost $2,032)		807

PREFERRED STOCK — 0.1%
Financial — 0.1%
Insurance — 0.1%
The Allstate Corp. 5.100%, 3 mo. LIBOR US + 3.165%, VRN	10,000	268,500

TOTAL PREFERRED STOCK (Cost $250,000)		268,500

TOTAL EQUITIES (Cost $252,032)		269,307

	Principal Amount
BONDS & NOTES — 96.3%

CORPORATE DEBT — 40.1%
Advertising — 0.1%
WPP Finance 2010 5.625% 11/15/43	$225,000	250,859

Aerospace & Defense — 0.8%
Harris Corp. 2.700% 4/27/20	90,000	90,945
Moog, Inc. (d) 5.250% 12/01/22	600,000	625,500
Orbital ATK, Inc. 5.250% 10/01/21	435,000	450,225
Spirit AeroSystems, Inc. 3.850% 6/15/26	65,000	65,544
TransDigm, Inc. 6.375% 6/15/26	225,000	230,485
United Technologies Corp. 6.125% 7/15/38	105,000	134,965

		1,597,664

Agriculture — 0.4%
Bunge Ltd. Finance Corp. 3.000% 9/25/22	165,000	165,189
Bunge Ltd. Finance Corp. 3.250% 8/15/26	185,000	178,265
Bunge Ltd. Finance Corp. 3.500% 11/24/20	50,000	51,464
Reynolds American, Inc. 4.450% 6/12/25	200,000	214,368

	Principal Amount	Value
Reynolds American, Inc. 5.850% 8/15/45	$150,000	$183,540

		792,826

Airlines — 0.4%
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	19,478	20,053
American Airlines-Pass Through Trust, Series 2014-1, Class A 3.700% 4/01/28	55,759	57,571
Delta Air Lines, Inc. 3.625% 3/15/22	300,000	308,340
Guanay Finance Ltd. (d) 6.000% 12/15/20	171,384	175,668
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000% 10/11/27	53,264	56,340
WestJet Airlines Ltd. (d) 3.500% 6/16/21	98,000	99,705

		717,677

Auto Manufacturers — 1.5%
Ford Motor Co. 6.500% 8/01/18	100,000	103,801
Ford Motor Co. 7.450% 7/16/31	45,000	58,279
Ford Motor Credit Co. LLC 2.551% 10/05/18	200,000	201,292
Ford Motor Credit Co. LLC 4.375% 8/06/23	200,000	211,068
General Motors Co. 4.200% 10/01/27	215,000	218,133
General Motors Co. 5.150% 4/01/38	130,000	133,288
General Motors Co. 5.200% 4/01/45	225,000	226,503
General Motors Financial Co., Inc. 3.150% 6/30/22	395,000	398,150
General Motors Financial Co., Inc. 3.200% 7/06/21	470,000	478,262
General Motors Financial Co., Inc. 3.700% 5/09/23	360,000	366,869
General Motors Financial Co., Inc. 4.300% 7/13/25	200,000	206,497
Hyundai Capital America (d) 2.550% 2/06/19	80,000	80,122
Hyundai Capital America (d) 2.875% 8/09/18	60,000	60,312
JB Poindexter & Co., Inc. (d) 9.000% 4/01/22	200,000	209,000

		2,951,576

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Auto Parts & Equipment — 0.3%
Cooper Tire & Rubber Co. 8.000% 12/15/19	$255,000	$282,412
The Goodyear Tire & Rubber Co. 4.875% 3/15/27	212,000	218,250
International Automotive Components Group SA (d) 9.125% 6/01/18	9,000	9,000
Meritor, Inc. 6.750% 6/15/21	118,000	122,130

		631,792

Banks — 3.7%
Associated Banc-Corp. 2.750% 11/15/19	310,000	314,105
Associated Banc-Corp. 4.250% 1/15/25	495,000	508,524
Banco General SA (d) 4.125% 8/07/27	260,000	260,143
Banco Santander SA 4.250% 4/11/27	200,000	207,574
Bank of America Corp. 4.183% 11/25/27	475,000	492,326
Bank of America Corp. 3 mo. USD LIBOR + 1.814%, VRN 4.244% 4/24/38	265,000	280,104
Bank of America Corp. 5.875% 2/07/42	55,000	70,500
Bank of America Corp. 7.750% 5/14/38	125,000	183,646
The Bank of Nova Scotia 4.500% 12/16/25	200,000	210,765
Barclays PLC 4.337% 1/10/28	270,000	278,774
Citigroup, Inc. 3.875% 3/26/25	440,000	450,201
Citigroup, Inc. 4.600% 3/09/26	345,000	367,301
Citigroup, Inc. 5.875% 1/30/42	75,000	95,580
Discover Bank 3.450% 7/27/26	285,000	278,861
First Republic Bank 4.375% 8/01/46	560,000	556,550
Fulton Financial Corp. 3.600% 3/16/22	240,000	242,546
The Goldman Sachs Group, Inc. 5.150% 5/22/45	290,000	331,985
The Goldman Sachs Group, Inc. 3 mo. USD LIBOR + 3.922%, VRN 5.375% 12/29/49	240,000	248,664
The Goldman Sachs Group, Inc. 5.950% 1/15/27	220,000	256,558

	Principal Amount	Value
The Goldman Sachs Group, Inc. 6.250% 2/01/41	$35,000	$46,203
The Goldman Sachs Group, Inc. 6.750% 10/01/37	40,000	52,772
HSBC Holdings PLC 6.500% 9/15/37	125,000	165,970
JP Morgan Chase & Co. 3.625% 12/01/27	450,000	451,298
JP Morgan Chase & Co. 4.950% 6/01/45	270,000	307,429
SVB Financial Group 3.500% 1/29/25	295,000	295,505
SVB Financial Group 5.375% 9/15/20	35,000	38,002
Synchrony Bank 3.000% 6/15/22	285,000	284,295
Valley National Bancorp 5.125% 9/27/23	110,000	118,346

		7,394,527

Beverages — 0.4%
Anheuser-Busch InBev Worldwide, Inc. 8.200% 1/15/39	250,000	393,323
JB y Cia SA de CV (d) 3.750% 5/13/25	350,000	352,826
Molson Coors Brewing Co. 4.200% 7/15/46	80,000	80,213

		826,362

Biotechnology — 0.1%
Amgen, Inc. 5.150% 11/15/41	175,000	200,143

Building Materials — 0.5%
James Hardie International Finance DAC (d) 5.875% 2/15/23	297,000	311,850
Owens Corning 4.200% 12/01/24	140,000	147,456
Standard Industries, Inc. (d) 5.000% 2/15/27	490,000	510,825

		970,131

Chemicals — 0.4%
Incitec Pivot Finance LLC (d) 6.000% 12/10/19	50,000	53,595
LYB International Finance BV 5.250% 7/15/43	250,000	284,895
Methanex Corp. 5.250% 3/01/22	40,000	42,143
Monsanto Co. 4.400% 7/15/44	100,000	102,465
RPM International, Inc. 3.750% 3/15/27	115,000	116,562

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Sherwin-Williams Co. 4.500% 6/01/47	$115,000	$120,686
The Sherwin-Williams Co. (d) 7.250% 6/15/19	150,000	162,993

		883,339

Commercial Services — 0.5%
The ADT Corp. 6.250% 10/15/21	393,000	436,672
ERAC USA Finance LLC (d) 2.800% 11/01/18	25,000	25,204
ERAC USA Finance LLC (d) 4.200% 11/01/46	505,000	482,692
ERAC USA Finance LLC (d) 7.000% 10/15/37	50,000	65,767

		1,010,335

Computers — 0.7%
Dell International LLC/EMC Corp. (d) 4.420% 6/15/21	320,000	335,973
DXC Technology Co. 2.875% 3/27/20	95,000	96,267
DXC Technology Co. 4.250% 4/15/24	145,000	152,557
DXC Technology Co. 4.750% 4/15/27	290,000	310,190
Leidos Holdings, Inc. 4.450% 12/01/20	550,000	578,325

		1,473,312

Diversified Financial Services — 3.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.500% 5/26/22	300,000	307,191
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.750% 5/15/19	343,000	350,982
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.625% 7/01/22	400,000	428,734
Affiliated Managers Group, Inc. 4.250% 2/15/24	245,000	258,585
Ally Financial, Inc. 5.125% 9/30/24	495,000	536,085
Ally Financial, Inc. 8.000% 11/01/31	500,000	644,950
Ares Finance Co. LLC (d) 4.000% 10/08/24	225,000	215,975
Brookfield Finance LLC 4.000% 4/01/24	475,000	491,989
Brookfield Finance, Inc. 4.250% 6/02/26	430,000	443,659
Discover Financial Services 4.100% 2/09/27	275,000	279,426

	Principal Amount	Value
Genpact Luxembourg Sarl (d) 3.700% 4/01/22	$375,000	$379,334
International Lease Finance Corp. 5.875% 4/01/19	341,000	359,209
Lazard Group LLC 3.625% 3/01/27	196,000	194,415
Lazard Group LLC 4.250% 11/14/20	915,000	966,649
Legg Mason, Inc. 4.750% 3/15/26	95,000	100,923
Legg Mason, Inc. 5.625% 1/15/44	235,000	255,042
Neuberger Berman Group LLC/Neuberger Berman Finance Corp. (d) 4.500% 3/15/27	180,000	189,569

		6,402,717

Electric — 1.2%
Berkshire Hathaway Energy Co. 5.950% 5/15/37	120,000	151,825
Duke Energy Corp. 3.750% 9/01/46	175,000	168,578
EDP Finance BV (d) 3.625% 7/15/24	430,000	433,530
Elwood Energy LLC 8.159% 7/05/26	246,310	275,867
Entergy Louisiana LLC 4.950% 1/15/45	110,000	113,135
Indianapolis Power & Light Co. (d) 4.050% 5/01/46	110,000	109,297
IPALCO Enterprises, Inc. 3.450% 7/15/20	290,000	292,900
IPALCO Enterprises, Inc. (d) 3.700% 9/01/24	175,000	175,429
Pennsylvania Electric Co. (d) 4.150% 4/15/25	150,000	155,612
Puget Energy, Inc. 3.650% 5/15/25	100,000	101,758
Puget Sound Energy, Inc. 4.300% 5/20/45	210,000	227,140
Tri-State Pass-Through Trust, Series 2003, Class A (d) 6.040% 1/31/18	5,798	5,875
Tri-State Pass-Through Trust, Series 2003, Class B (d) 7.144% 7/31/33	185,000	226,177

		2,437,123

Electrical Components & Equipment — 0.2%
Legrand France SA 8.500% 2/15/25	250,000	320,831

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electronics — 0.7%
Agilent Technologies, Inc. 3.875% 7/15/23	$73,000	$75,594
Arrow Electronics, Inc. 3.000% 3/01/18	45,000	45,204
Arrow Electronics, Inc. 3.250% 9/08/24	160,000	158,200
Arrow Electronics, Inc. 3.875% 1/12/28	160,000	159,658
Arrow Electronics, Inc. 4.500% 3/01/23	45,000	48,041
Avnet, Inc. 3.750% 12/01/21	45,000	45,975
Avnet, Inc. 4.875% 12/01/22	67,000	70,737
FLIR Systems, Inc. 3.125% 6/15/21	180,000	182,371
Ingram Micro, Inc. STEP 5.450% 12/15/24	335,000	343,840
Jabil, Inc. 8.250% 3/15/18	45,000	46,100
Tech Data Corp. 3.700% 2/15/22	135,000	136,133

		1,311,853

Engineering & Construction — 0.2%
SBA Tower Trust (d) 3.156% 10/10/45	180,000	181,328
SBA Tower Trust (d) 2.877% 7/10/46	180,000	182,376
Zachry Holdings, Inc. (d) 7.500% 2/01/20	56,000	57,680

		421,384

Entertainment — 0.1%
National CineMedia LLC 5.750% 8/15/26	109,000	101,097

Food Service — 0.3%
Aramark Services, Inc. 4.750% 6/01/26	500,000	526,450

Foods — 0.3%
Kraft Heinz Foods Co. 3.000% 6/01/26	170,000	162,841
Tyson Foods, Inc. 4.875% 8/15/34	65,000	71,802
The WhiteWave Foods Co. 5.375% 10/01/22	333,000	374,981

		609,624

Forest Products & Paper — 0.2%
Celulosa Arauco y Constitucion SA 4.750% 1/11/22	200,000	211,471

	Principal Amount	Value
International Paper Co. 9.375% 5/15/19	$110,000	$122,677

		334,148

Gas — 0.0%
NiSource Finance Corp. 4.800% 2/15/44	90,000	99,460

Health Care – Products — 0.5%
Abbott Laboratories 3.750% 11/30/26	130,000	133,393
Abbott Laboratories 4.900% 11/30/46	120,000	134,032
Becton Dickinson & Co. 3.363% 6/06/24	270,000	272,519
Becton Dickinson & Co. 3.700% 6/06/27	275,000	278,049
Becton Dickinson & Co. 4.685% 12/15/44	125,000	132,135

		950,128

Health Care – Services — 1.2%
HCA, Inc. 4.500% 2/15/27	493,000	504,092
HCA, Inc. 5.250% 4/15/25	800,000	865,000
HCA, Inc. 5.375% 2/01/25	350,000	368,812
Humana, Inc. 3.950% 3/15/27	260,000	271,641
Humana, Inc. 4.800% 3/15/47	130,000	144,764
UnitedHealth Group, Inc. 3.950% 10/15/42	85,000	87,207
UnitedHealth Group, Inc. 6.875% 2/15/38	75,000	106,443

		2,347,959

Home Builders — 0.3%
PulteGroup, Inc. 5.000% 1/15/27	198,000	205,920
PulteGroup, Inc. 5.500% 3/01/26	441,000	480,866

		686,786

Household Products — 0.0%
Church & Dwight Co., Inc. 3.150% 8/01/27	85,000	84,168

Household Products & Wares — 0.0%
Avery Dennison Corp. 3.350% 4/15/23	30,000	30,044

Housewares — 0.1%
Toro Co. 7.800% 6/15/27	170,000	210,248

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Insurance — 3.2%
The Allstate Corp. 3 mo. USD LIBOR + 2.938%, VRN 5.750% 8/15/53	$790,000	$867,025
American International Group, Inc. 3.900% 4/01/26	135,000	140,558
AmTrust Financial Services, Inc. 6.125% 8/15/23	490,000	484,610
Arch Capital Finance LLC 5.031% 12/15/46	75,000	83,556
Arch Capital Group US, Inc. 5.144% 11/01/43	80,000	89,074
Athene Global Funding (d) 4.000% 1/25/22	975,000	1,015,072
AXIS Specialty Finance PLC 2.650% 4/01/19	45,000	45,114
Brown & Brown, Inc. 4.200% 9/15/24	395,000	416,752
CNA Financial Corp. 3.450% 8/15/27	185,000	182,996
CNO Financial Group, Inc. 5.250% 5/30/25	535,000	571,112
Enstar Group Ltd. 4.500% 3/10/22	145,000	150,007
Five Corners Funding Trust (d) 4.419% 11/15/23	100,000	108,330
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	150,000	185,688
Prudential Financial, Inc. 6.200% 11/15/40	125,000	161,518
Reinsurance Group of America, Inc. 3.950% 9/15/26	315,000	319,006
Trinity Acquisition PLC 4.400% 3/15/26	390,000	413,489
Unum Group 3.000% 5/15/21	145,000	146,940
Unum Group 3.875% 11/05/25	125,000	127,944
USF&G Capital I (d) 8.500% 12/15/45	95,000	134,060
Willis North America, Inc. 3.600% 5/15/24	175,000	179,021
Willis North America, Inc. 7.000% 9/29/19	43,000	46,813
XLIT Ltd. 4.450% 3/31/25	390,000	399,360
XLIT Ltd. 5.500% 3/31/45	200,000	210,330

		6,478,375

Internet — 0.5%
Amazon.com, Inc. (d) 4.050% 8/22/47	300,000	305,737

	Principal Amount	Value
Expedia, Inc. 5.000% 2/15/26	$280,000	$304,504
Expedia, Inc. 7.456% 8/15/18	320,000	335,312
Netflix, Inc. (d) 4.375% 11/15/26	148,000	148,509

		1,094,062

Investment Companies — 0.6%
Ares Capital Corp. 3.500% 2/10/23	510,000	504,312
Ares Capital Corp. 3.875% 1/15/20	205,000	210,191
FS Investment Corp. 4.000% 7/15/19	200,000	203,956
TCP Capital Corp. 4.125% 8/11/22	300,000	298,103

		1,216,562

Iron & Steel — 0.5%
Reliance Steel & Aluminum Co. 4.500% 4/15/23	65,000	68,969
Vale Overseas Ltd. 5.875% 6/10/21	825,000	907,088
Vale Overseas Ltd. 6.875% 11/21/36	100,000	114,500

		1,090,557

Lodging — 0.3%
MGM Resorts International 4.625% 9/01/26	534,000	540,675

Media — 3.2%
Altice Financing SA (d) 6.625% 2/15/23	200,000	212,000
CBS Corp. 7.875% 7/30/30	100,000	137,140
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750% 1/15/24	600,000	623,250
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464% 7/23/22	168,000	177,748
Charter Communications Operating LLC/Charter Communications Operating Capital (d) 5.375% 5/01/47	476,000	494,501
Comcast Corp. 3.400% 7/15/46	140,000	129,037
Discovery Communications LLC 2.950% 3/20/23	150,000	150,396
Discovery Communications LLC 4.875% 4/01/43	200,000	194,915

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Discovery Communications LLC 5.000% 9/20/37	$165,000	$167,543
DISH DBS Corp. 5.875% 11/15/24	1,000,000	1,048,125
SFR Group SA (d) 6.250% 5/15/24	800,000	844,800
Sirius XM Radio, Inc. (d) 5.375% 4/15/25	1,000,000	1,055,000
TEGNA, Inc. 5.125% 7/15/20	500,000	513,125
Time Warner Cable, Inc. 4.500% 9/15/42	400,000	379,099
Time Warner Cable, Inc. 5.500% 9/01/41	240,000	249,198

		6,375,877

Mining — 0.2%
Glencore Funding LLC (d) 4.000% 4/16/25	280,000	284,298
Glencore Funding LLC (d) 4.625% 4/29/24	200,000	211,850

		496,148

Miscellaneous – Manufacturing — 0.2%
Carlisle Cos., Inc. 3.750% 11/15/22	85,000	86,824
General Electric Corp. 6.875% 1/10/39	72,000	105,416
Textron, Inc. 4.300% 3/01/24	120,000	127,279

		319,519

Office Equipment/Supplies — 0.4%
Pitney Bowes, Inc. 3.625% 9/15/20	140,000	140,295
Pitney Bowes, Inc. STEP 3.625% 10/01/21	675,000	664,325
Pitney Bowes, Inc. 4.750% 5/15/18	10,000	10,126

		814,746

Oil & Gas — 2.4%
Anadarko Petroleum Corp. 5.550% 3/15/26	150,000	167,526
Cenovus Energy, Inc. (d) 4.250% 4/15/27	300,000	297,445
Citgo Holding, Inc. (d) 10.750% 2/15/20	500,000	538,750
Concho Resources, Inc. 3.750% 10/01/27	130,000	130,578
Encana Corp. 6.500% 2/01/38	160,000	189,387
EP Energy LLC/Everest Acquisition Finance, Inc. (d) 8.000% 2/15/25	220,000	171,325

	Principal Amount	Value
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375% 5/01/20	$47,000	$39,128
EQT Corp. 2.500% 10/01/20	195,000	195,726
EQT Corp. 3.900% 10/01/27	260,000	260,046
Helmerich & Payne International Drilling Co. 4.650% 3/15/25	150,000	158,620
Jupiter Resources, Inc. (d) 8.500% 10/01/22	225,000	161,437
Marathon Petroleum Corp. 6.500% 3/01/41	175,000	210,578
Murphy Oil USA, Inc. 6.000% 8/15/23	175,000	184,187
Nabors Industries, Inc. 5.500% 1/15/23	220,000	215,600
Newfield Exploration Co. 5.375% 1/01/26	1,000,000	1,051,250
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	200,000	205,750
Petroleos Mexicanos 3.125% 1/23/19	25,000	25,225
Petroleos Mexicanos 5.500% 1/21/21	375,000	400,125
Petroleos Mexicanos 6.375% 1/23/45	35,000	35,613
Petroleos Mexicanos (d) 6.500% 3/13/27	65,000	72,035
Petroleos Mexicanos 6.625% 6/15/38	51,000	54,137
Rowan Cos., Inc. 4.875% 6/01/22	151,000	141,562

		4,906,030

Oil & Gas Services — 0.2%
National Oilwell Varco, Inc. 2.600% 12/01/22	209,000	202,883
National Oilwell Varco, Inc. 3.950% 12/01/42	239,000	201,642

		404,525

Packaging & Containers — 0.2%
Brambles USA, Inc. (d) 4.125% 10/23/25	90,000	93,692
Brambles USA, Inc. (d) 5.350% 4/01/20	35,000	37,322
BWAY Holding Co. (d) 5.500% 4/15/24	200,000	209,000
Sonoco Products Co. 4.375% 11/01/21	100,000	105,237

		445,251

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pharmaceuticals — 1.2%
AbbVie, Inc. 4.700% 5/14/45	$200,000	$218,027
AstraZeneca PLC 6.450% 9/15/37	250,000	334,905
Express Scripts Holding Co. 4.500% 2/25/26	185,000	198,011
Express Scripts Holding Co. 4.800% 7/15/46	185,000	195,348
McKesson Corp. 4.883% 3/15/44	70,000	77,695
Mylan NV 5.250% 6/15/46	250,000	271,187
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	400,000	397,511
Teva Pharmaceutical Finance Netherlands III BV 1.700% 7/19/19	125,000	123,193
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	219,000	210,854
Teva Pharmaceutical Finance Netherlands III BV 4.100% 10/01/46	85,000	71,601
Valeant Pharmaceuticals International, Inc. (d) 6.125% 4/15/25	113,000	99,016
Valeant Pharmaceuticals International, Inc. (d) 7.000% 10/01/20	200,000	201,250
Valeant Pharmaceuticals International, Inc. (d) 7.000% 3/15/24	115,000	122,773

		2,521,371

Pipelines — 2.6%
Energy Transfer LP 4.150% 10/01/20	60,000	62,663
Energy Transfer LP 4.200% 4/15/27	170,000	172,125
Energy Transfer LP 4.750% 1/15/26	200,000	210,535
Energy Transfer LP 6.125% 12/15/45	180,000	197,685
EnLink Midstream Partners LP 2.700% 4/01/19	200,000	200,574
EnLink Midstream Partners LP 4.150% 6/01/25	125,000	126,009
EnLink Midstream Partners LP 4.850% 7/15/26	154,000	161,144
Enterprise Products Operating LLC 5.700% 2/15/42	16,000	19,078

	Principal Amount	Value
Enterprise Products Operating LLC 5.950% 2/01/41	$135,000	$161,892
Enterprise Products Operating LLC 6.125% 10/15/39	12,000	14,547
Kinder Morgan Energy Partners LP 6.375% 3/01/41	65,000	74,939
Kinder Morgan Energy Partners LP 6.500% 2/01/37	85,000	96,077
Kinder Morgan Energy Partners LP 6.550% 9/15/40	80,000	91,378
Kinder Morgan Energy Partners LP 6.950% 1/15/38	15,000	18,194
Kinder Morgan, Inc. 3.050% 12/01/19	250,000	254,521
Kinder Morgan, Inc. (d) 5.625% 11/15/23	225,000	250,612
MPLX LP 4.125% 3/01/27	110,000	111,999
MPLX LP 4.875% 12/01/24	239,000	257,537
MPLX LP 4.875% 6/01/25	468,000	501,560
MPLX LP 5.200% 3/01/47	40,000	41,879
MPLX LP 5.500% 2/15/23	142,000	146,118
Phillips 66 Partners LP 4.900% 10/01/46	90,000	90,079
Plains All American Pipeline LP/PAA Finance Corp. 4.500% 12/15/26	515,000	522,679
Plains All American Pipeline LP/PAA Finance Corp. 4.700% 6/15/44	230,000	208,130
Sabine Pass Liquefaction LLC 5.625% 3/01/25	638,000	703,800
Sunoco Logistics Partners Operations LP 4.000% 10/01/27	120,000	119,549
Sunoco Logistics Partners Operations LP 5.300% 4/01/44	75,000	74,532
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (d) 5.500% 9/15/24	102,000	104,805
Western Gas Partners LP 4.000% 7/01/22	331,000	342,008

		5,336,648

Real Estate Investment Trusts (REITS) — 1.3%
Brandywine Operating Partners LP 4.950% 4/15/18	300,000	304,045
Crown Castle International Corp. 3.200% 9/01/24	260,000	258,766
Crown Castle International Corp. 4.000% 3/01/27	125,000	127,821

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Crown Castle International Corp. 4.750% 5/15/47	$70,000	$71,516
CubeSmart LP 3.125% 9/01/26	305,000	293,191
DCT Industrial Operating Partnership LP 4.500% 10/15/23	60,000	63,216
Digital Realty Trust LP 3.400% 10/01/20	140,000	144,372
Federal Realty Investment Trust 5.900% 4/01/20	25,000	27,231
Healthcare Trust of America Holdings LP 2.950% 7/01/22	115,000	115,759
Healthcare Trust of America Holdings LP 3.750% 7/01/27	240,000	239,358
Highwoods Realty LP 7.500% 4/15/18	110,000	113,261
Host Hotels & Resorts LP 3.875% 4/01/24	255,000	260,618
Kimco Realty Corp. 3.300% 2/01/25	160,000	159,913
Mid-America Apartments LP 3.600% 6/01/27	185,000	185,770
UDR, Inc. 3.500% 7/01/27	240,000	239,016
Weingarten Realty Investors 3.250% 8/15/26	75,000	71,823

		2,675,676

Retail — 1.3%
CVS Health Corp. 6.125% 9/15/39	25,000	31,422
CVS Pass-Through Trust (d) 5.926% 1/10/34	212,725	242,929
CVS Pass-Through Trust (d) 7.507% 1/10/32	16,250	20,127
Dollar Tree, Inc. 5.750% 3/01/23	1,000,000	1,055,000
El Puerto de Liverpool SAB de CV (d) 3.950% 10/02/24	280,000	284,550
The Home Depot, Inc. 5.950% 4/01/41	100,000	131,772
Penske Automotive Group, Inc. 5.500% 5/15/26	500,000	516,875
Tiffany & Co. 4.900% 10/01/44	105,000	103,204
Wal-Mart Stores, Inc. 5.625% 4/01/40	205,000	263,673

		2,649,552

Semiconductors — 0.7%
NXP BV/NXP Funding LLC (d) 3.750% 6/01/18	110,000	111,100

	Principal Amount	Value
NXP BV/NXP Funding LLC (d) 4.625% 6/01/23	$1,000,000	$1,075,000
QUALCOMM, Inc. 4.300% 5/20/47	230,000	235,073

		1,421,173

Software — 0.4%
Oracle Corp. 5.375% 7/15/40	250,000	310,353
VMware, Inc. 2.950% 8/21/22	510,000	513,046

		823,399

Telecommunications — 1.9%
AT&T, Inc. 3.400% 8/14/24	330,000	330,514
AT&T, Inc. 3.800% 3/01/24	265,000	272,599
AT&T, Inc. 3.900% 8/14/27	300,000	300,584
AT&T, Inc. 4.750% 5/15/46	305,000	293,316
AT&T, Inc. 5.250% 3/01/37	215,000	226,261
Embarq Corp. 7.995% 6/01/36	45,000	45,675
Hughes Satellite Systems Corp. 6.625% 8/01/26	444,000	475,080
Motorola Solutions, Inc. 3.500% 3/01/23	90,000	90,874
Sprint Capital Corp. 6.875% 11/15/28	500,000	560,000
T-Mobile USA, Inc. 5.375% 4/15/27	165,000	177,837
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	325,000	322,438
Verizon Communications, Inc. 4.125% 3/16/27	200,000	208,683
Verizon Communications, Inc. 5.150% 9/15/23	135,000	151,331
Verizon Communications, Inc. 6.550% 9/15/43	357,000	447,760

		3,902,952

Transportation — 0.4%
Asciano Finance Ltd. (d) 4.625% 9/23/20	45,000	46,984
The Kenan Advantage Group, Inc. (d) 7.875% 7/31/23	720,000	739,800

		786,784

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp. (d) 2.500% 6/15/19	$145,000	$146,063

TOTAL CORPORATE DEBT (Cost $78,223,708)		81,020,508

MUNICIPAL OBLIGATIONS — 0.2%
State of California BAB 7.550% 4/01/39	125,000	191,700
State of California BAB 7.600% 11/01/40	150,000	234,712

		426,412

TOTAL MUNICIPAL OBLIGATIONS (Cost $353,697)		426,412

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 28.9%
Automobile ABS — 1.4%
American Credit Acceptance Receivables Trust, Series 2016-1A, Class A (d) 2.370% 5/12/20	9,620	9,622
CFC LLC, Series 2014-2A, Class A (d) 1.440% 11/16/20	11,869	11,863
Drive Auto Receivables Trust, Series 2016-BA, Class B (d) 2.560% 6/15/20	119,282	119,496
Drive Auto Receivables Trust, Series 2016-AA, Class B (d) 3.170% 5/15/20	96,906	97,004
Flagship Credit Auto Trust, Series 2016-4, Class C (d) 2.710% 11/15/22	300,000	296,728
Flagship Credit Auto Trust, Series 2016-2, Class A2 (d) 3.050% 8/16/21	500,000	502,985
GLS Auto Receivables Trust, Series 2015-1A, Class A (d) 2.250% 12/15/20	19,129	19,115
Oscar US Funding Trust II, Series 2015-1A, Class A4 (d) 2.440% 6/15/22	320,000	317,889
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700%, FRN (d) 2.934% 7/15/20	106,829	107,094
Oscar US Funding Trust V, Series 2016-2A, Class A4 (d) 2.990% 12/15/23	600,000	596,444

	Principal Amount	Value
Oscar US Funding Trust VI, Series 2017-1A, Class A4 (d) 3.300% 5/10/24	$150,000	$150,998
Santander Drive Auto Receivables Trust, Series 2015-3, Class C 2.740% 1/15/21	200,000	201,570
Santander Drive Auto Receivables Trust, Series 2014-4, Class D 3.100% 11/16/20	280,000	283,845

		2,714,653

Commercial MBS — 1.1%
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4, VRN (e) 6.509% 2/10/51	91,515	91,794
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM, VRN (e) 6.552% 2/10/51	100,000	100,644
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	11,586	11,582
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class AM, VRN (e) 6.084% 6/11/50	115,000	115,144
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS2, Class A5 3.961% 3/10/47	152,000	161,044
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS2, Class AM 4.199% 3/10/47	100,000	105,291
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A4, VRN (e) 4.236% 2/10/47	110,000	118,711
Commercial Mortgage Pass-Through Certificates, Series 2015-CR23, Class C, VRN (e) 4.396% 5/10/48	110,000	105,401
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (d) 4.238% 1/10/34	100,000	103,937
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN (e) 5.959% 7/10/38	151,490	153,248
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM, VRN (e) 5.856% 9/12/49	21,127	21,232
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ, VRN (e) 5.508% 2/12/44	80,599	80,601

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, VRN (e) 5.475% 8/15/39	$13,520	$13,502
VNO Mortgage Trust, Series 2013-PENN, Class A (d) 3.808% 12/13/29	110,000	114,735
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, VRN (e) 6.221% 2/15/51	306,971	308,168
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class C, VRN (e) 3.848% 5/15/48	140,000	138,259
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	110,000	114,674
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class C, VRN (e) 5.055% 8/15/45	100,000	104,123
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class C, VRN (e) 5.861% 11/15/44	170,000	182,233
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class D, VRN (e) 5.861% 11/15/44	115,000	120,140

		2,264,463

Home Equity ABS — 0.4%
Accredited Mortgage Loan Trust, Series 2005-3, Class M1, 1 mo. USD LIBOR + .450%, FRN 1.680% 9/25/35	46,472	46,504
ACE Securities Corp., Series 2005-HE5, Class M2, 1 mo. USD LIBOR + .735%, FRN 1.972% 8/25/35	91,981	92,331
Bear Stearns Asset-Backed Securities I Trust, Series 2005-HE12, Class M1, 1 mo. USD LIBOR + ..480%, FRN 1.717% 12/25/35	164,222	164,803
Conseco Finance Corp., Series 2002-A, Class M1, 1 mo. LIBOR + 1.850%, FRN 3.077% 4/15/32	26,752	26,850
Countrywide Partnership Trust, Series 2004-EC1, Class M1, 1 mo. USD LIBOR + .900%, FRN 2.137% 2/25/35	193,391	180,266
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .240%, FRN (d) 1.477% 10/25/34	126,115	125,827

	Principal Amount	Value
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2, 1 mo. USD LIBOR + .220%, FRN 1.457% 10/25/35	$24,934	$24,943
MASTR Asset Backed Securities Trust, Series 2005, Class M1, 1 mo. USD LIBOR + .720%, FRN 1.957% 12/25/34	99,504	95,937
Mastr Asset-Backed Securities Trust, Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + .720%, FRN 1.957% 3/25/35	48,966	49,006
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6, STEP 6.276% 10/25/28	1	1
Option One Mortgage Loan Trust, Series 2005-5, Class A3, 1 mo. USD LIBOR + .210%, FRN 1.447% 12/25/35	54,085	54,124
Option One Mortgage Loan Trust, Series 2005-3, Class M1, 1 mo. USD LIBOR + .470%, FRN 1.707% 8/25/35	24,703	24,762
Residential Asset Securities Corp., Series 2005-AHL3, Class A2, 1 mo. USD LIBOR + .240%, FRN 1.477% 11/25/35	1,941	1,939

		887,293

Other ABS — 17.2%
321 Henderson Receivables I LLC, Series 2015-1A, Class A (d) 3.260% 9/15/72	86,752	81,464
Aames Mortgage Investment Trust, Series 2004-1, Class M5, 1 mo. USD LIBOR + 1.725%, FRN 2.962% 1/25/35	68,725	68,448
AIMCO CLO, Series 2014-AA, Class AR, 3 mo. USD LIBOR + 1.100%, FRN (d) 2.407% 7/20/26	250,000	249,998
ALM VII Ltd., Series 2012-7A, Class A1R, 3 mo. USD LIBOR + 1.480%, FRN (d) 2.784% 10/15/28	390,000	394,037
ALM VIII Ltd., Series 2013-8A, Class A1R, 3 mo. USD LIBOR + 1.490%, FRN (d) 2.794% 10/15/28	670,000	675,093
ALM XIV Ltd., Series 2014-14A, Class A1R, 3 mo. USD LIBOR + 1.150%, FRN (d) 2.464% 7/28/26	500,000	501,456
Apidos CLO XXV, Series 2016-25A, Class A1, 3 mo. USD LIBOR + 1.460%, FRN (d) 2.767% 10/20/28	250,000	250,952

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Arbys Funding LLC, Series 2015-1A, Class A2 (d) 4.969% 10/30/45	$265,275	$273,823
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W10, Class M1, 1 mo. USD LIBOR + .900%, FRN 2.137% 10/25/34	406,148	389,711
ARL First LLC, Series 2012-1A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (d) 2.977% 12/15/42	166,832	162,515
Avery Point III CLO Ltd., Series 2013-3A, Class AR, 3 mo. USD LIBOR + 1.120%, FRN (d) 2.424% 1/18/25	250,000	250,656
Avery Point VI CLO Ltd., Series 2015-6A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (d) 2.762% 8/05/27	445,000	446,889
Bain Capital Credit CLO, Series 2017-1A, Class A1, 3 mo. USD LIBOR + 1.250%, FRN (d) 2.564% 7/20/30	330,000	329,987
Birchwood Park CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 1.180%, FRN (d) 2.484% 7/15/26	250,000	251,094
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, STEP (d) 4.213% 12/16/41	479,167	498,067
BlueMountain CLO Ltd., Series 2015-2A, Class A1, 3 mo. USD LIBOR + 1.430%, FRN (d) 2.734% 7/18/27	305,000	306,051
BlueVirgo Trust, Series 2015-1A, Class NOTE (d) 3.000% 12/15/22	212,424	213,320
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A (d) 2.940% 5/25/29	201,846	201,387
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B (d) 3.240% 5/25/29	166,742	165,929
Capital Automotive REIT, Series 2014-1A, Class A (d) 3.660% 10/15/44	100,000	101,047
Capital Automotive REIT, Series 2017-1A, Class A2 (d) 4.180% 4/15/47	159,333	160,870
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class A1R, 3 mo. USD LIBOR + 1.220%, FRN (d) 2.529% 8/14/30	250,000	249,997

	Principal Amount	Value
Carlyle Global Market Strategies CLO Ltd., Series 2013-4A, Class A1, 3 mo. USD LIBOR + 1.470%, FRN (d) 2.774% 10/15/25	$600,000	$601,098
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A, 1 mo. USD LIBOR + .150%, FRN 1.387% 8/25/36	41,120	40,936
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (d) 4.474% 3/20/43	395,970	398,093
CLI Funding V LLC, Series 2014-2A, Class A (d) 3.380% 10/18/29	69,909	69,727
CLI Funding VI LLC, Series 2017-1A, Class A (d) 3.620% 5/18/42	366,051	366,064
CLI Funding VI LLC, Series 2016-1A, Class A (d) 4.210% 2/18/41	457,283	459,248
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 1.697% 9/25/34	54,572	54,371
CWABS Asset-Backed Certificates Trust, Series 2005-4, Class MV5, 1 mo. USD LIBOR + .670%, FRN 1.907% 10/25/35	440,000	434,964
DB Master Finance LLC, Series 2015-1A, Class A2I (d) 3.262% 2/20/45	507,000	506,081
DB Master Finance LLC, Series 2015-1A, Class A2II (d) 3.980% 2/20/45	390,000	398,268
Diamond Resorts Owner Trust, Series 2013-2, Class A (d) 2.270% 5/20/26	59,230	59,018
Diamond Resorts Owner Trust, Series 2016-1, Class B (d) 3.370% 11/20/28	603,209	598,035
Diamond Resorts Owner Trust, Series 2015-2, Class B (d) 3.540% 5/22/28	75,032	74,921
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2I (d) 3.484% 10/25/45	414,750	416,614
Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23 (d) 4.118% 7/25/47	170,000	171,006
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2II (d) 4.474% 10/25/45	612,250	631,080

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A2 (d) 3.550% 11/25/39	$187,883	$182,174
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (d) 5.800% 7/15/24	15,513	15,587
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A (d) 2.730% 4/25/28	283,494	275,635
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class B (d) 3.220% 4/25/28	172,862	169,097
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (d) 2.707% 2/19/45	62,821	61,768
Element Rail Leasing II LLC, Series 2015-1A, Class A2 (d) 3.585% 2/19/45	160,000	160,314
Element Rail Leasing II LLC, Series 2016-1A, Class A1 (d) 3.968% 3/19/46	173,917	178,147
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (d) 4.212% 10/15/42	202,157	202,893
Fremont Home Loan Trust, Series 2005-E, Class 2A3, 1 mo. USD LIBOR + .240%, FRN 1.477% 1/25/36	1,157	1,157
Fremont Home Loan Trust, Series 2005-2, Class M2, 1 mo. USD LIBOR + .720%, FRN 1.957% 6/25/35	74,391	74,469
Galaxy XX CLO Ltd., Series 2015-20A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (d) 2.757% 7/20/27	340,000	341,210
Global SC Finance IV Ltd., Series 2017-1A, Class A (d) 3.850% 4/15/37	279,556	282,411
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (d) 2.464% 4/25/25	360,667	360,664
Goodgreen Trust, Series 2016-1A, Class A (d) 3.230% 10/15/52	453,066	448,847
Goodgreen Trust, Series 2017-1A, Class A (d) 3.740% 10/15/52	233,914	238,252
Helios Issuer LLC, Series 2017-1A, Class A (d) 4.940% 9/20/49	293,363	297,109

	Principal Amount	Value
Hercules Capital Funding Trust, Series 2014-1A, Class A (d) 3.524% 4/16/21	$126,597	$126,794
HERO Funding Trust, Series 2016-3A, Class A1 (d) 3.080% 9/20/42	257,438	256,384
HERO Funding Trust, Series 2017-2A, Class A1 (d) 3.280% 9/20/48	108,706	109,381
HERO Funding Trust, Series 2016-4A, Class A2 (d) 4.290% 9/20/47	244,004	253,125
Hilton Grand Vacations Trust, Series 2014-AA, Class A (d) 1.770% 11/25/26	49,116	48,495
Hilton Grand Vacations Trust, Series 2013-A, Class A (d) 2.280% 1/25/26	59,538	59,325
J.G. Wentworth XXXV LLC, Series 2015-2A, Class A (d) 3.870% 3/15/58	85,959	88,564
JP Morgan Mortgage Acquisition Trust, Series 2006-CH1, Class A5, 1 mo. USD LIBOR + .230%, FRN 1.467% 7/25/36	105,125	104,936
KKR Financial CLO Ltd., Series 2018, Class A, 3 mo. USD LIBOR + 1.270%, FRN (d) 2.587% 7/18/30	300,000	299,998
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1 (d) 4.300% 1/15/42	450,417	462,681
LCM XXIII Ltd., Series 23A, Class A1, 3 mo. USD LIBOR + 1.400%, FRN (d) 2.707% 10/20/29	480,000	483,572
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2, 1 mo. USD LIBOR + .795%, FRN 2.032% 2/25/35	67,240	67,384
Madison Park Funding Ltd., Series 2016-22A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (d) 2.794% 10/25/29	250,000	252,570
Madison Park Funding XIV Ltd., Series 2014-14A, Class A1R, 3 mo. USD LIBOR + 1.120%, FRN (d) 2.427% 7/20/26	500,000	502,484
Mariner Finance Issuance Trust, Series 2017-AA, Class A (d) 3.620% 2/20/29	320,000	321,884
Marlette Funding Trust, Series 2016-1A, Class A (d) 3.060% 1/17/23	331,197	332,309

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Marlette Funding Trust, Series 2017-2A, Class B (d) 3.190% 7/15/24	$140,000	$140,038
Merrill Lynch Mortgage Investors, Inc., Series 2005-WMC2, Class M3, 1 mo. USD LIBOR + .705%, FRN 1.942% 4/25/36	1,665	1,666
Miramax LLC, Series 2014-1A, Class A2 (d) 3.340% 7/20/26	288,144	289,056
Mosaic Solar Loans LLC, Series 2017-1A, Class A (d) 4.450% 6/20/42	94,536	95,706
MVW Owner Trust, Series 2013-1A, Class A (d) 2.150% 4/22/30	52,716	52,420
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (d) 1.558% 7/20/18	10,170	10,166
Nations Equipment Finance Funding III LLC, Series 2016-1A, Class A (d) 3.610% 2/20/21	145,831	146,283
New Residential Advance Receivables Trust, Series 2016-T2, Class AT2 (d) 2.575% 10/15/49	1,800,000	1,786,638
NRZ Advance Receivables Trust, Series 2016-T3, Class AT3 (d) 2.833% 10/16/51	1,700,000	1,682,987
NRZ Advance Receivables Trust, Series 2016-T4, Class AT4 (d) 3.107% 12/15/50	470,000	464,791
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 3 mo. USD LIBOR + 1.120%, FRN (d) 2.427% 4/20/25	208,794	209,230
OHA Loan Funding Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.410%, FRN (d) 2.725% 8/15/29	480,000	486,242
OnDeck Asset Securitization Trust II LLC, Series 2016-1A, Class A (d) 4.210% 5/17/20	120,000	119,485
OneMain Financial Issuance Trust, Series 2014-2A, Class A (d) 2.470% 9/18/24	16,049	16,064
Orange Lake Timeshare Trust, Series 2014-AA, Class A (d) 2.290% 7/09/29	34,376	34,160
Orange Lake Timeshare Trust, Series 2016-A, Class B (d) 2.910% 3/08/29	186,282	183,189

	Principal Amount	Value
Ownit Mortgage Loan Trust, Series 2005-2, Class M4, 1 mo. USD LIBOR + .930%, FRN 2.167% 3/25/36	$16,675	$16,687
Oxford Finance Funding Trust, Series 2014-1A, Class A (d) 3.475% 12/15/22	180,875	180,324
Park Place Securities Inc, Series 2005-WCW2, Class M1, ABS, 1 mo. USD LIBOR + .500%, FRN 1.737% 7/25/35	58,954	59,088
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A, 1 mo. USD LIBOR + .260%, FRN 1.497% 9/25/35	135	135
Park Place Securities, Inc., Series 2005-WCW3, Class M1, 1 mo. USD LIBOR + .480%, FRN 1.717% 8/25/35	87,546	86,466
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class A3, 1 mo. USD LIBOR + .280%, FRN 1.517% 5/25/36	76,931	76,773
RAAC, Series 2006-RP2, Class A, 1 mo. USD LIBOR + .250%, FRN (d) 1.487% 2/25/37	38,717	38,621
Race Point VIII CLO Ltd., Series 2013-8A, Class AR, 3 mo. USD LIBOR + 1.340%, FRN (d) 2.656% 2/20/30	250,000	250,969
Seneca Park CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 1.120%, FRN (d) 2.424% 7/17/26	250,000	251,239
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (d) 3.080% 9/20/32	37,930	38,004
Sierra Receivables Funding Co. LLC, Series 2016-1A, Class B (d) 3.670% 3/21/33	103,500	104,335
Sierra Timeshare 2015-3 Receivables Funding LLC, Series 2015-3A, Class A (d) 2.580% 9/20/32	86,205	86,216
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class B (d) 3.020% 6/20/32	51,316	50,502
SoFi Consumer Loan Program LLC, Series 2016-3, Class A (d) 3.050% 12/26/25	247,887	250,351
SoFi Consumer Loan Program LLC, Series 2016-5, Class A (d) 3.060% 9/25/28	1,250,534	1,261,191

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A (d) 3.260% 8/25/25	$648,172	$658,295
SoFi Consumer Loan Program LLC, Series 2017-2, Class A (d) 3.280% 2/25/26	498,659	504,557
Specialty Underwriting & Residential Finance Trust, Series 2005-AB2, Class M1, 1 mo. USD LIBOR + .450%, FRN 1.687% 6/25/36	49,337	49,392
Spirit Master Funding LLC, Series 2014-4A, Class A1 (d) 3.501% 1/20/45	110,000	109,656
SpringCastle America Funding LLC, Series 2016-AA, Class A (d) 3.050% 4/25/29	315,324	317,473
SPS Servicer Advance Receivables Trust, Series 2016-T2, Class AT2 (d) 2.750% 11/15/49	710,000	710,361
Store Master Funding LLC, Series 2013-3A, Class A1 (d) 4.240% 11/20/43	112,706	114,474
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A (d) 4.190% 1/15/71	307,841	309,379
Symphony CLO XV Ltd., Series 2014-15A, Class AR, 3 mo. USD LIBOR + 1.180%, FRN (d) 2.484% 10/17/26	300,000	301,130
Taco Bell Funding LLC, Series 2016-1A, Class A2I (d) 3.832% 5/25/46	475,200	483,961
Taco Bell Funding LLC, Series 2016-1A, Class A23 (d) 4.970% 5/25/46	435,600	460,466
TAL Advantage LLC, Series 2014-2A, Class A1 (d) 1.700% 5/20/39	40,282	40,209
TCI-Symphony CLO Ltd., Series 2016-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (d) 2.784% 10/13/29	320,000	325,666
Textainer Marine Containers Ltd., Series 2017-2A, Class A (d) 3.520% 6/20/42	225,562	224,989
Textainer Marine Containers V Ltd., Series 2017-1A, Class A (d) 3.720% 5/20/42	293,136	296,659
Trafigura Securitisation Finance PLC, Series 2017-1A, Class B, 1 mo. USD LIBOR + 1.700%, FRN (d) 2.934% 12/15/20	230,000	231,182

	Principal Amount	Value
Trip Rail Master Funding LLC, Series 2017-1A, Class A2 (d) 3.736% 8/15/47	$140,000	$140,013
Triton Container Finance IV LLC, Series 2017-2A, Class A (d) 3.620% 8/20/42	585,509	588,963
Triton Container Finance VI LLC, Series 2017-1A, Class A (d) 3.520% 6/20/42	185,559	184,745
VSE VOI Mortgage LLC, Series 2016-A, Class B (d) 2.740% 7/20/33	99,218	98,180
Welk Resorts LLC, Series 2017-AA, Class B 3.410% 6/15/33	256,567	256,057
Wendys Funding LLC, Series 2015-1A, Class A2I (d) 3.371% 6/15/45	367,500	370,065
Wendys Funding LLC, Series 2015-1A, Class A2II (d) 4.080% 6/15/45	323,400	328,850
Wendys Funding LLC, Series 2015-1A, Class A23 (d) 4.497% 6/15/45	343,000	352,808
Westgate Resorts LLC, Series 2014-1A, Class A (d) 2.150% 12/20/26	86,144	85,364
Westgate Resorts LLC, Series 2017-1A, Class A (d) 3.050% 12/20/30	239,086	238,066

		34,811,917

Student Loans ABS — 8.5%
Academic Loan Funding Trust, Series 2012-1A, Class A2, 1 mo. USD LIBOR + 1.100%, FRN (d) 2.337% 12/27/44	470,000	469,124
Access Group, Inc., Series 2006-1, Class B, 3 mo. USD LIBOR + .450%, FRN 1.767% 8/25/37	540,390	486,558
Access Group, Inc., Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%, FRN (d) 2.737% 7/25/58	130,000	111,697
AccessLex Institute, Series 2004-A, Class A3, 28 day ARS, FRN 1.699% 7/01/39	397,650	391,564
AccessLex Institute, Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 2.240% 7/01/38	29,515	27,605

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commonbond Student Loan Trust, Series 2017-AGS, Class C (d) 5.280% 5/25/41	$450,000	$447,594
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B (d) 2.500% 1/25/30	218,624	207,482
DRB Prime Student Loan Trust, Series 2016-B, Class A2 (d) 2.890% 6/25/40	257,042	256,574
DRB Prime Student Loan Trust, Series 2015-A, Class A2 (d) 3.060% 7/25/31	126,480	127,680
DRB Prime Student Loan Trust, Series 2016-R, Class A2 (d) 3.070% 10/25/44	792,166	794,938
DRB Prime Student Loan Trust, Series 2015-B, Class A1, 1 mo. USD LIBOR + 1.900%, FRN (d) 3.137% 10/27/31	115,134	117,646
Earnest Student Loan Program LLC, Series 2016-D, Class A2 (d) 2.720% 1/25/41	296,278	295,944
Earnest Student Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050%, FRN (d) 3.287% 2/26/35	309,331	310,410
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350%, FRN (d) 2.587% 7/26/66	531,683	532,018
KeyCorp Student Loan Trust, Series 2004-A, Class 2B, 3 mo. USD LIBOR + .530%, FRN 1.847% 1/27/42	75,167	75,180
KeyCorp Student Loan Trust, Series 1999-B, Class CTFS, 3 mo. USD LIBOR + .900%, FRN 2.217% 11/25/36	51,386	50,907
Navient Student Loan Trust, Series 2017-5A, Class A, FRN (d) (e) 2.048% 7/26/66	390,000	389,998
Navient Student Loan Trust, Series 2017-4A, Class A3, 1 mo. USD LIBOR + 1.000%, FRN (d) 2.237% 9/27/66	400,000	399,998
Navient Student Loan Trust, Series 2017-1A, Class A3, 1 mo. USD LIBOR + 1.150%, FRN (d) 2.387% 7/26/66	800,000	815,374
Navient Student Loan Trust, Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300%, FRN (d) 2.537% 3/25/66	2,140,000	2,207,172

	Principal Amount	Value
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%, FRN (d) 2.987% 12/26/40	$188,488	$188,857
Nelnet Private Education Loan Trust, Series 2016-A, Class A1B (d) 3.600% 12/26/40	211,112	210,602
Nelnet Student Loan Trust, Series 2006-3, Class B, 3 mo. USD LIBOR + .250%, FRN 1.546% 6/25/41	186,614	159,975
Nelnet Student Loan Trust, Series 2005-4, Class A4R2, 28 day ARS, FRN 2.231% 3/22/32	150,000	141,338
Nelnet Student Loan Trust, Series 2012-2A, Class B, 1 mo. USD LIBOR + 1.000%, FRN (d) 2.234% 11/25/36	200,000	174,204
Nelnet Student Loan Trust, Series 2012-1A, Class B, 1 mo. USD LIBOR + 1.000%, FRN (d) 2.234% 6/25/42	150,000	135,952
Nelnet Student Loan Trust, Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (d) 2.734% 6/25/41	100,000	90,566
Nelnet Student Loan Trust, Series 2014-1A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (d) 2.734% 10/25/47	440,000	401,791
Nelnet Student Loan Trust, Series 2014-5A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (d) 2.734% 5/26/54	100,000	90,576
Pennsylvania Higher Education Assistance Agency, Series 2015-1A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (d) 2.737% 4/25/45	130,000	119,596
PHEAA Student Loan Trust, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950%, FRN (d) 2.187% 11/25/65	531,845	532,802
SLC Private Student Loan Trust, Series 2006-A, Class C, 3 mo. USD LIBOR + .450%, FRN 1.754% 7/15/36	190,000	173,559
SLM Student Loan Trust, Series 2002-7, Class A11, 28 day ARS, FRN 0.500% 3/15/28	100,000	100,000
SLM Student Loan Trust, Series 2005-3, Class B, 3 mo. USD LIBOR + .150%, FRN 1.464% 4/25/40	156,005	142,937

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2006-5, Class B, 3 mo. USD LIBOR + .210%, FRN 1.524% 10/25/40	$183,521	$170,205
SLM Student Loan Trust, Series 2005-9, Class B, 3 mo. USD LIBOR + .300%, FRN 1.614% 1/25/41	118,442	107,566
SLM Student Loan Trust, Series 2004-3, Class B, 3 mo. USD LIBOR + .470%, FRN 1.784% 10/25/64	152,476	133,206
SLM Student Loan Trust, Series 2004-3A, Class A6A, 3 mo. USD LIBOR + .550%, FRN (d) 1.864% 10/25/64	700,000	685,135
SLM Student Loan Trust, Series 2013-2, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.737% 6/25/43	310,000	303,889
SLM Student Loan Trust, Series 2013-1, Class B, 1 mo. USD LIBOR + 1.800%, FRN 3.037% 11/25/70	381,000	375,067
SLM Student Loan Trust, Series 2003-5, Class A7, 28 day ARS, FRN 4.500% 6/17/30	50,000	50,000
SLM Student Loan Trust, Series 2002-7, Class B, 28 day ARS, FRN 4.716% 12/15/39	600,000	599,655
SMB Private Education Loan Trust, Series 2016-B, Class A2A (d) 2.430% 2/17/32	228,000	226,120
SoFi Professional Loan Program LLC, Series 2015-A, Class RC, (Acquired 4/19/17, Cost $562,750) (a) (d) (f) 0.000% 3/25/33	200	440,000
SoFi Professional Loan Program LLC, Series 2017-D, Class R1 (Acquired 7/19/17, Cost $565,900) (a) (d) (f) 0.000% 9/25/40	1,000,000	565,900
SoFi Professional Loan Program LLC, Series 2016-E, Class A2B (d) 2.490% 1/25/36	250,000	249,172
SoFi Professional Loan Program LLC, Series 2016-B, Class A2B (d) 2.740% 10/25/32	300,000	299,166
SoFi Professional Loan Program LLC, Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (d) 2.987% 8/25/36	104,133	106,710

	Principal Amount	Value
SoFi Professional Loan Program LLC, Series 2014-A, Class A2 (d) 3.020% 10/25/27	$39,549	$39,947
SoFi Professional Loan Program LLC, Series 2017-D, Class BFX (d) 3.610% 9/25/40	500,000	489,621
SoFi Professional Loan Program LLC, Series 2017-C, Class C, VRN (e) 4.210% 7/25/40	180,000	174,593
SoFi Professional Loan Program LLC, Series 2017-A, Class C, VRN (e) 4.430% 3/26/40	170,000	172,819
South Carolina Student Loan Corp., Series 2014-1, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.737% 8/01/35	550,000	535,133
South Carolina Student Loan Corp., Series 2015-A, Class A, 1 mo. USD LIBOR + 1.500%, FRN 2.737% 1/25/36	156,100	156,876

		17,058,998

WL Collateral CMO — 0.3%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, VRN (e) 3.816% 8/25/34	34,385	34,567
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, VRN (e) 3.456% 2/25/34	10,494	10,686
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, VRN (e) 3.887% 9/25/33	4,309	4,173
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN (e) 3.708% 8/25/34	5,961	6,162
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN (e) 3.151% 8/25/34	32,518	31,709
JP Morgan Mortgage Trust, Series 2017-1, Class A11, VRN (e) 3.500% 1/25/47	524,330	528,124
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA, VRN (e) 3.370% 2/25/34	2,857	2,796
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA, VRN (e) 3.547% 7/25/33	1,915	1,970
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, VRN (e) 3.375% 2/25/34	120	127
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, VRN (e) 3.508% 3/25/34	15,484	15,984

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400%, FRN 2.289% 4/25/44	$43,764	$44,825

		681,123

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $58,041,259)		58,418,447

SOVEREIGN DEBT OBLIGATIONS — 0.9%
Brazilian Government International Bond 4.875% 1/22/21	100,000	107,004
Colombia Government International Bond 6.125% 1/18/41	440,000	517,440
Mexico Government International Bond 6.750% 9/27/34	375,000	491,625
Mexico Government International Bond 4.750% 3/08/44	554,000	570,897

		1,686,966

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,656,956)		1,686,966

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 21.1%
Collateralized Mortgage Obligations — 0.7%
Federal Home Loan Mortgage Corp.
Series 4303, Class AP 3.000% 8/15/43	234,773	240,051
Series 4290, Class CA 3.500% 12/15/38	148,674	153,837
Series 2617, Class Z 5.500% 5/15/33	124,139	137,386
Series 2693, Class Z 5.500% 10/15/33	225,062	245,484
Series 3423, Class PB 5.500% 3/15/38	63,441	69,673
Series 2178, Class PB 7.000% 8/15/29	13,764	15,226
Federal National Mortgage Association
Series 2014-7, Class VA 3.500% 5/25/25	110,748	115,856
Series 2014-48, Class AB 4.000% 10/25/40	216,682	227,162
Series 2007-32, Class Z 5.500% 4/25/37	96,421	105,957
Series 2010-60, Class HJ 5.500% 5/25/40	49,439	53,365

	Principal Amount	Value
Federal National Mortgage Association REMIC Series 2007-B2, Class ZA 5.500% 6/25/37	$60,118	$65,603

		1,429,600

Pass-Through Securities — 20.4%
Federal Home Loan Mortgage Corp.
Pool #Q37467 3.500% 11/01/45	846,056	876,990
Pool #Q41916 3.500% 7/01/46	315,860	328,396
Pool #Q42045 3.500% 7/01/46	127,161	132,208
Pool #Q44275 3.500% 11/01/46	241,504	251,164
Pool #Q44277 3.500% 11/01/46	58,208	60,418
Pool #Q45741 3.500% 1/01/47	647,716	672,309
Pool #Q47742 4.000% 4/01/47	219,899	234,648
Pool #Q47730 4.000% 4/01/47	268,905	286,941
Pool #C03537 4.500% 8/01/40	198,520	216,023
Pool #G06057 4.500% 10/01/40	174,490	188,755
Pool #G60485 4.500% 10/01/41	205,536	222,404
Pool #G60172 4.500% 9/01/43	220,167	239,716
Pool #Q48208 4.500% 5/01/47	146,827	157,891
Pool #Q48869 4.500% 6/01/47	1,428,790	1,535,112
Pool #G11476 5.000% 11/01/18	4,480	4,534
Pool #B16010 5.000% 8/01/19	189	194
Pool #B17058 5.000% 9/01/19	573	589
Pool #B18677 5.000% 1/01/20	354	363
Pool #G11431 6.000% 2/01/18	1	1
Pool #G01311 7.000% 9/01/31	1,163	1,356
Pool #C80207 7.500% 9/01/24	933	1,042
Pool #C00530 7.500% 7/01/27	899	1,043
Pool #C00563 7.500% 11/01/27	3,333	3,875

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #C00612 7.500% 4/01/28	$199	$231
Pool #C55867 7.500% 2/01/30	3,997	4,571
Federal Home Loan Mortgage Corp. TBA
Pool # 3376 3.500% 9/30/44 (g)	3,325,000	3,428,387
Pool #3735 4.000% 12/30/43 (g)	1,250,000	1,314,014
Federal National Mortgage Association
Pool #888586 1 year CMT + 2.207%, FRN 2.980% 10/01/34	157,422	165,413
Pool #AR3007 3.000% 2/01/43	242,724	244,772
Pool #725692 1 year CMT + 2.146%, FRN 3.041% 10/01/33	82,051	86,397
Pool #AS1304 3.500% 12/01/28	285,423	298,590
Pool #AV1897 3.500% 12/01/28	45,682	47,832
Pool #AV2325 3.500% 12/01/28	155,125	162,281
Pool #AS6187 3.500% 11/01/45	1,931,408	2,001,875
Pool #AS6306 3.500% 12/01/45	672,612	698,202
Pool #AS6475 3.500% 1/01/46	605,599	628,924
Pool #AS6476 3.500% 1/01/46	637,278	661,524
Pool #AS6477 3.500% 1/01/46	719,994	746,263
Pool #BH4875 3.500% 6/01/47	534,163	551,126
Pool #AX0120 4.000% 9/01/39	120,786	127,443
Pool #AZ7917 4.000% 3/01/41	97,769	103,677
Pool #AL8422 4.000% 1/01/43	233,277	247,301
Pool #MA3027 4.000% 6/01/47	2,173,426	2,291,012
Pool #BF0094 4.000% 5/01/56	1,191,877	1,264,274
Pool #BF0105 4.000% 6/01/56	605,558	642,341
Pool #AH6787 4.500% 3/01/41	162,133	176,649
Pool #CA0185 4.500% 8/01/47	997,640	1,073,710

	Principal Amount	Value
Pool #735010 5.000% 11/01/19	$36,471	$37,292
Pool #AD6437 5.000% 6/01/40	95,121	105,681
Pool #AD6996 5.000% 7/01/40	638,495	701,696
Pool #AL8173 5.000% 2/01/44	252,240	276,578
Pool #575579 7.500% 4/01/31	8,301	9,782
Pool #535996 7.500% 6/01/31	1,188	1,403
Federal National Mortgage Association TBA Pool #17115 3.500% 6/30/44 (g)	7,425,000	7,654,131
Government National Mortgage Association
Pool #783896 3.500% 5/15/44	402,066	419,876
Pool #MA4510 3.500% 6/20/47	3,072,645	3,198,552
Pool #MA4586 3.500% 7/20/47	1,144,335	1,191,226
Pool #579140 6.500% 1/15/32	814	936
Pool #587280 6.500% 9/15/32	1,177	1,351
Pool #550659 6.500% 9/15/35	105,050	120,735
Pool #538689 6.500% 12/15/35	16,648	19,210
Pool #780651 7.000% 10/15/27	1,372	1,573
Pool #462384 7.000% 11/15/27	827	947
Pool #482668 7.000% 8/15/28	1,073	1,237
Pool #506804 7.000% 5/15/29	6,433	7,312
Pool #506914 7.000% 5/15/29	5,915	6,247
Pool #581417 7.000% 7/15/32	3,772	4,425
Pool #423836 8.000% 8/15/26	954	1,112
Pool #444619 8.000% 3/15/27	7,722	8,950
Government National Mortgage Association II
Pool #82462 1 year CMT + 1.500%, FRN 2.375%1/20/40	45,353	46,601
Pool #82488 1 year CMT + 1.500%, FRN 2.375%3/20/40	61,308	62,969

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #784026 3.500% 12/20/44	$448,228	$467,995
Government National Mortgage Association II TBA
Pool #1635 3.500% 3/02/45 (g)	3,100,000	3,222,789
Pool #1367 4.000% 9/20/44 (g)	1,075,000	1,131,941

		41,085,328

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $42,625,358)		42,514,928

U.S. TREASURY OBLIGATIONS — 5.1%
U.S. Treasury Bonds & Notes — 5.1%
U.S. Treasury Bond 2.500% 5/15/46	2,650,000	2,463,051
U.S. Treasury Bond (h) 3.500% 2/15/39	1,635,000	1,846,656
U.S. Treasury Note 1.625% 7/31/20	600,000	600,375
U.S. Treasury Note 1.875% 3/31/22	5,350,000	5,347,910

		10,257,992

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,245,241)		10,257,992

TOTAL BONDS & NOTES (Cost $191,146,219)		194,325,253

TOTAL PURCHASED OPTIONS (#) — 0.3% (Cost $684,889)		665,583

	Number of Shares

WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Chemicals — 0.0%
Hercules LLC, Expires 3/31/29, Strike 0.09 (a) (b) (c)	150	3,656

TOTAL WARRANTS (Cost $0)		3,656

TOTAL LONG-TERM INVESTMENTS (Cost $192,083,140)		195,263,799

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 12.8%
Commercial Paper — 12.5%
Agrium, Inc. 1.504% 10/12/17	$2,000,000	$1,999,007
Amphenol Corp. (d) 1.506% 12/11/17	2,000,000	1,994,059
Avangrid, Inc. (d) 1.485% 11/02/17	1,000,000	998,684
Bell Canada (d) 1.527% 10/18/17	2,000,000	1,998,477
CRH America Finance, Inc. (d) 1.578% 11/01/17	2,000,000	1,997,448
Enbridge (US), Inc. (d) 1.474% 11/08/17	1,400,000	1,397,827
Entergy Corp. (d) 1.349% 10/02/17	2,000,000	1,999,729
FMC Technologies, Inc. (d) 1.475% 12/13/17	900,000	897,244
Ford Motor Credit Co. LLC (d) 1.475% 11/17/17	2,000,000	1,995,838
Hyundai Capital America (d) 1.329% 10/12/17	1,000,000	999,503
LyondellBasell Industries NV (d) 1.506% 10/17/17	2,000,000	1,998,558
Mondelez International, Inc. (d) 1.516% 11/14/17	2,000,000	1,996,417
Nasdaq, Inc. (d) 1.527% 10/24/17	2,000,000	1,998,060
WPP CP Finance PLC (d) 1.627% 11/03/17	1,000,000	998,646
WPP CP Finance PLC (d) 1.682% 11/01/17	1,000,000	998,724
Xylem, Inc. (d) 1.389% 10/06/17	1,000,000	999,810

		25,268,031

Time Deposit — 0.3%
Euro Time Deposit 0.120% 10/02/17	530,167	530,167

TOTAL SHORT-TERM INVESTMENTS (Cost $25,799,040)		25,798,198

TOTAL INVESTMENTS — 109.5% (Cost $217,882,180) (i)		221,061,997

Other Assets/(Liabilities) — (9.5)%		(19,087,270)

NET ASSETS — 100.0%		$201,974,727

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Investment was valued using significant unobservable inputs.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2017, these securities amounted to a value of $4,463 or 0.00% of net assets.
(c)	Non-income producing security.
(d)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $87,375,933 or 43.26% of net assets.
(e)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2017.
(f)	Restricted security. Certain securities are restricted as to resale. At September 30, 2017, these securities amounted to a value of $1,005,900 or 0.50% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	A portion of this security is pledged/held as collateral for open futures contracts and open swap agreements. (Note 2).
(i)	See Note 6 for aggregate cost for federal tax purposes.

(#) The Fund had the following open Purchased Options contracts at September 30, 2017:

Purchased Options

OTC Counterparty	Units		Notional Amount	Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Barclays Bank PLC	3,390,000	USD	3,390,000	7/12/27	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 7/14/37, Strike 2.87	$216,101	$229,284	$13,183
Put
Barclays Bank PLC	7,280,000	USD	7,280,000	7/12/27	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 7/14/37, Strike 2.87	468,788	436,299	(32,489)

							$684,889	$665,583	$(19,306)

The Fund had the following open Forward contracts at September 30, 2017:

Forward Contracts

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
BRL	503,196	BNP Paribas SA*	10/10/17	$158,118	$597
EGP	1,846,588	BNP Paribas SA*	10/17/17	101,780	2,486

				259,898	3,083

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Forward Contracts (Continued)
Contracts to Buy (Continued)
INR	3,345,855	Goldman Sachs International*	10/24/17	$51,000	$95
KZT	4,774,000	Goldman Sachs International*	10/24/17	14,000	(38)
MYR	2,158,513	Goldman Sachs International*	10/24/17	502,951	7,845
PHP	12,899,430	Goldman Sachs International*	10/24/17	255,000	(1,355)

				822,951	6,547

CNH	1,791,525	HSBC Bank USA*	11/14/17	265,000	4,094
MXN	9,161,951	HSBC Bank USA*	10/10/17	490,965	11,554

				755,965	15,648

CNH	1,726,518	JP Morgan Chase Bank N.A.*	11/14/17	262,429	(3,100)
EUR	118,126	JP Morgan Chase Bank N.A.*	10/17/17	140,563	(845)
GHS	452,880	JP Morgan Chase Bank N.A.*	10/17/17	102,000	(18)
IDR	3,428,220,000	JP Morgan Chase Bank N.A.*	10/24/17	255,000	(931)
ILS	21,153	JP Morgan Chase Bank N.A.*	10/17/17	6,000	(13)
KZT	81,918,000	JP Morgan Chase Bank N.A.*	10/24/17	247,071	(7,497)
NZD	170,350	JP Morgan Chase Bank N.A.*	10/24/17	122,000	992
SGD	138,402	JP Morgan Chase Bank N.A.*	10/24/17	102,000	58
TRY	920,425	JP Morgan Chase Bank N.A.*	10/17/17	255,000	2,190

				1,492,063	(9,164)

EUR	442,115	State Street Bank and Trust*	10/17/17	530,913	(7,985)
JPY	28,099,380	State Street Bank and Trust*	10/24/17	259,090	(9,137)

				790,003	(17,122)

				$4,120,880	$(1,008)

Contracts to Deliver
AUD	130,293	Bank of America N.A.*	12/11/17	$102,000	$(119)
CHF	5,827	Bank of America N.A.*	10/17/17	6,000	(23)
CLP	66,978,600	Bank of America N.A.*	10/10/17	106,437	1,800
INR	6,668,410	Bank of America N.A.*	10/24/17	102,784	949

				317,221	2,607

ILS	560,128	Barclays Bank PLC*	10/17/17	158,520	(15)

CNH	3,427,174	BNP Paribas SA*	11/14/17	492,000	(22,774)

CHF	241,339	Goldman Sachs International*	10/17/17	255,300	5,843
COP	304,521,000	Goldman Sachs International*	10/10/17	102,000	(1,602)

				357,300	4,241

BRL	503,196	HSBC Bank USA*	10/10/17	159,224	510
CNH	90,869	HSBC Bank USA*	11/14/17	13,000	(649)
NZD	347,261	HSBC Bank USA*	10/24/17	252,360	1,639

				424,584	1,500

EUR	132,006	JP Morgan Chase Bank N.A.*	10/17/17	157,273	1,137
IDR	3,428,220,000	JP Morgan Chase Bank N.A.*	10/24/17	255,761	1,692
INR	3,369,450	JP Morgan Chase Bank N.A.*	10/24/17	52,243	787
PHP	6,410,880	JP Morgan Chase Bank N.A.*	10/24/17	126,000	(59)

				591,277	3,557

				$2,340,902	$(10,884)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
Forward Contracts (Continued)
Cross Currency Forwards
PLN	946,112	Bank of America N.A.*	10/17/17	EUR	222,375	$(3,752)

EUR	128,010	Deutsche Bank AG*	10/17/17	RON	589,299	(239)
EUR	16,000	Deutsche Bank AG*	03/06/18	CZK	417,944	(130)

						(369)

HUF	54,114,000	Goldman Sachs International*	10/17/17	EUR	174,000	(499)

CZK	2,440,473	HSBC Bank USA*	03/06/18	EUR	92,000	2,463

CZK	3,765,844	JP Morgan Chase Bank N.A.*	03/06/18	EUR	141,000	4,950
EUR	4,000	JP Morgan Chase Bank N.A.*	10/17/17	PLN	17,249	4
EUR	10,000	JP Morgan Chase Bank N.A.*	03/06/18	CZK	260,238	(36)
RON	589,299	JP Morgan Chase Bank N.A.*	10/17/17	EUR	129,000	(932)

						3,986

						$1,829

*	Contracts are subject to a Master Netting Agreement.

The Fund had the following open Futures contracts at September 30, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Long
U.S. Treasury Ultra Long Bond	12/19/17	47	$7,867,233	$(106,358)
U.S. Treasury Note 2 Year	12/29/17	98	21,198,934	(60,028)
U.S. Treasury Note 5 Year	12/29/17	57	6,737,434	(39,934)

				$(206,320)

Futures Contract — Short
U.S. Treasury Ultra 10 Year	12/19/17	1	$(135,512)	$1,184

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

The Fund had the following open Swap agreements at September 30, 2017:

Swaps

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	3,400,000	6/20/22	Quarterly	(1.000%)	CDX.NA.IG.28	$(20,201)	$(51,825)	$(72,026)

Credit Default Swaps — Sell Protection††
OTC Swaps
Goldman Sachs International	USD	380,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	$(24,711)	$(32,908)	$(57,619)
Goldman Sachs International	USD	140,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(10,011)	(11,217)	(21,228)
Goldman Sachs International	USD	450,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(68,511)	277	(68,234)

							(103,233)	(43,848)	(147,081)

Collateral for swap agreements held by Credit Suisse Securities (USA) amounted to $35,572 in securities at September 30, 2017.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protecton.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
GHS	Ghanaian Cedis
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KZT	Kazakhstan Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
SGD	Singapore Dollar
TRY	New Turkish Lira
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	84.7%
Cayman Islands	5.1%
Netherlands	1.3%
Mexico	1.1%
Ireland	1.0%
Canada	0.8%
United Kingdom	0.7%
France	0.6%
Luxembourg	0.3%
Colombia	0.3%
Sweden	0.2%
Panama	0.1%
Chile	0.1%
Spain	0.1%
United States Virgin Islands	0.1%
Bermuda	0.1%
Brazil	0.1%
Australia	0.0%

Total Long-Term Investments	96.7%
Short-Term Investments and Other Assets and Liabilities	3.3%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 0.3%

COMMON STOCK — 0.0%
Basic Materials — 0.0%
Forest Products & Paper — 0.0%
The Newark Group, Inc. (a) (b) (c)	329,969	$9,899

TOTAL COMMON STOCK (Cost $37,350)		9,899

PREFERRED STOCK — 0.3%
Consumer, Non-cyclical — 0.3%
Agriculture — 0.3%
Pinnacle Agriculture Holdings LLC (b)	1,968,762	1,378,134

TOTAL PREFERRED STOCK (Cost $1,282,343)		1,378,134

TOTAL EQUITIES (Cost $1,319,693)		1,388,033

	Principal Amount
BONDS & NOTES — 95.4%

BANK LOANS — 4.2%
Building Materials — 0.6%
Beacon Roofing Supply, Inc., 2017 Bridge Term Loan VRN (a) (c) (d) 4.750% 8/24/24	$2,656,136	2,656,136

Coal — 0.4%
Murray Energy Corp., Term Loan B2 3 mo. LIBOR + 7.250% VRN 8.583% 4/16/20	2,238,077	2,046,922

Foods — 0.2%
Del Monte Foods, Inc., 1st Lien Term Loan 3 mo. LIBOR + 3.250% VRN 4.575% 2/18/21	1,015,547	868,658

Oil & Gas — 2.1%
Caelus Energy Alaska O3 LLC, 2nd Lien Term Loan 3 mo. LIBOR + 7.500% VRN 8.821% 4/15/20	5,254,429	4,604,193
Fieldwood Energy LLC, New 1st Lien Term Loan 3 mo. LIBOR + 7.000% VRN 8.333% 8/31/20	2,255,879	1,973,894
Fieldwood Energy LLC, 2nd Lien Term Loan 3 mo. LIBOR + 7.125% VRN 8.458% 9/30/20	2,963,034	1,167,436
Fieldwood Energy LLC, 1st Lien Last Out Term Loan 3 mo. LIBOR + 7.125% VRN 8.458% 9/30/20	1,286,561	881,294

	Principal Amount	Value
Gulf Finance LLC, Term Loan B 3 mo. LIBOR + 5.250% VRN 6.590% 8/25/23	$1,566,151	$1,471,211

		10,098,028

Software — 0.9%
Almonde, Inc., USD 2nd Lien Term Loan 3 mo. LIBOR + 7.250% VRN 8.567% 6/13/25	4,233,302	4,301,331

TOTAL BANK LOANS (Cost $21,363,238)		19,971,075

CORPORATE DEBT — 91.2%
Aerospace & Defense — 1.9%
Moog, Inc. (e) 5.250% 12/01/22	948,000	988,290
TransDigm, Inc. 6.375% 6/15/26	4,226,000	4,329,030
Triumph Group, Inc. 4.875% 4/01/21	1,501,000	1,479,235
Triumph Group, Inc. 5.250% 6/01/22	336,000	328,440
Triumph Group, Inc. (e) 7.750% 8/15/25	1,700,000	1,789,250

		8,914,245

Agriculture — 0.6%
Pinnacle Operating Corp. (e) 9.000% 5/15/23	2,930,270	2,769,105

Airlines — 0.9%
American Airlines Group, Inc. (e) 5.500% 10/01/19	4,258,000	4,460,255

Apparel — 0.3%
Perry Ellis International, Inc. 7.875% 4/01/19	1,386,000	1,386,000

Auto Manufacturers — 0.9%
JB Poindexter & Co., Inc. (e) 9.000% 4/01/22	4,030,000	4,211,350

Auto Parts & Equipment — 2.6%
Allison Transmission, Inc. (e) 5.000% 10/01/24	727,000	754,517
Deck Chassis Acquisition, Inc. (e) 10.000% 6/15/23	6,676,000	7,493,810
The Goodyear Tire & Rubber Co. 5.000% 5/31/26	1,754,000	1,828,545
International Automotive Components Group SA (e) 9.125% 6/01/18	2,402,000	2,402,000

		12,478,872

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Building Materials — 1.0%
James Hardie International Finance Ltd. (e) 5.875% 2/15/23	$1,908,000	$2,003,400
Louisiana-Pacific Corp. 4.875% 9/15/24	2,102,000	2,165,817
USG Corp. (e) 4.875% 6/01/27	786,000	820,387

		4,989,604

Chemicals — 3.6%
A Schulman, Inc. STEP 6.875% 6/01/23	4,148,000	4,303,550
The Chemours Co. 5.375% 5/15/27	746,000	773,975
The Chemours Co. 7.000% 5/15/25	1,424,000	1,577,080
Consolidated Energy Finance SA (e) 6.750% 10/15/19	3,192,000	3,247,860
Consolidated Energy Finance SA (e) 6.875% 6/15/25	2,225,000	2,333,469
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA (e) 8.375% 12/01/22	3,800,000	3,838,000
Platform Specialty Products Corp. (e) 6.500% 2/01/22	864,000	895,320

		16,969,254

Coal — 1.6%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp. (e) 7.500% 5/01/25	3,803,000	3,945,612
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. (e) 7.500% 6/15/25	3,410,000	3,520,825

		7,466,437

Commercial Services — 5.0%
Booz Allen Hamilton, Inc. (e) 5.125% 5/01/25	1,403,000	1,417,030
Cardtronics, Inc./Cardtronics USA, Inc. (e) 5.500% 5/01/25	1,939,000	1,983,626
CSVC Acquisition Corp. (e) 7.750% 6/15/25	4,009,000	3,928,820
The Hertz Corp. (e) 7.625% 6/01/22	4,157,000	4,286,906
KAR Auction Services, Inc. (e) 5.125% 6/01/25	2,200,000	2,288,000
Prime Security Services Borrower LLC/Prime Finance, Inc. (e) 9.250% 5/15/23	4,417,000	4,874,425

	Principal Amount	Value
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary 7.875% 6/01/21	$3,245,000	$3,115,200
United Rentals North America, Inc. 4.625% 10/15/25	887,000	898,087
United Rentals North America, Inc. 4.875% 1/15/28	1,303,000	1,309,515

		24,101,609

Computers — 0.5%
Dell International LLC/EMC Corp. (e) 7.125% 6/15/24	1,319,000	1,457,265
Western Digital Corp. 10.500% 4/01/24	805,000	945,875

		2,403,140

Distribution & Wholesale — 1.6%
Avantor, Inc. (e) (f) 6.000% 10/01/24	2,323,000	2,381,075
Avantor, Inc. (e) (f) 9.000% 10/01/25	4,981,000	5,096,211

		7,477,286

Diversified Financial Services — 4.4%
Aircastle Ltd. 4.125% 5/01/24	2,965,000	3,068,775
Aircastle Ltd. 5.000% 4/01/23	269,000	287,830
Aircastle Ltd. 5.500% 2/15/22	269,000	293,883
Alliance Data Systems Corp. (e) 5.875% 11/01/21	5,000,000	5,200,000
Ally Financial, Inc. 3.250% 11/05/18	500,000	504,455
Ally Financial, Inc. 8.000% 11/01/31	2,175,000	2,805,532
LPL Holdings, Inc. (e) 5.750% 9/15/25	4,000,000	4,146,800
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. (e) 6.750% 6/01/25	2,168,000	2,189,680
VFH Parent LLC/Orchestra Co-Issuer, Inc. (e) 6.750% 6/15/22	2,598,000	2,705,167

		21,202,122

Electric — 1.7%
NextEra Energy Operating Partners LP (e) 4.250% 9/15/24	707,000	722,024
NextEra Energy Operating Partners LP (e) 4.500% 9/15/27	624,000	635,700

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NRG Energy, Inc. 6.625% 1/15/27	$1,712,000	$1,793,320
NRG Energy, Inc. 7.250% 5/15/26	4,738,000	5,081,505

		8,232,549

Engineering & Construction — 0.8%
Zachry Holdings, Inc. (e) 7.500% 2/01/20	3,639,000	3,748,170

Entertainment — 1.4%
AMC Entertainment Holdings, Inc. 5.875% 11/15/26	1,346,000	1,327,493
AMC Entertainment Holdings, Inc. 6.125% 5/15/27	1,726,000	1,704,425
WMG Acquisition Corp. (e) 5.000% 8/01/23	634,000	654,605
WMG Acquisition Corp. (e) 6.750% 4/15/22	2,750,000	2,890,937

		6,577,460

Foods — 3.3%
C&S Group Enterprises LLC (e) 5.375% 7/15/22	2,381,000	2,357,190
JBS USA LUX SA/JBS USA Finance, Inc. (e) 5.875% 7/15/24	2,234,000	2,239,585
JBS USA LUX SA/JBS USA Finance, Inc. (e) 8.250% 2/01/20	3,369,000	3,402,690
KeHE Distributors LLC/KeHE Finance Corp. (e) 7.625% 8/15/21	3,250,000	3,266,250
Pilgrim’s Pride Corp. (e) 5.875% 9/30/27	1,790,000	1,828,037
Post Holdings, Inc. (e) 5.500% 3/01/25	1,088,000	1,128,800
Post Holdings, Inc. (e) 5.750% 3/01/27	1,346,000	1,386,380

		15,608,932

Forest Products & Paper — 0.6%
Appvion, Inc. (e) 9.000% 6/01/20	5,428,000	2,931,120

Gas — 0.7%
LBC Tank Terminals Holding Netherlands BV (e) 6.875% 5/15/23	3,188,000	3,347,400

Hand & Machine Tools — 0.9%
Apex Tool Group LLC (e) 7.000% 2/01/21	4,524,000	4,184,700

Health Care – Products — 2.1%
Alere, Inc. 6.500% 6/15/20	2,065,000	2,098,556

	Principal Amount	Value
Halyard Health, Inc. 6.250% 10/15/22	$3,824,000	$3,991,300
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA (e) 6.625% 5/15/22	4,011,000	3,930,780

		10,020,636

Health Care – Services — 3.8%
CHS/Community Health Systems, Inc. 6.250% 3/31/23	1,841,000	1,808,782
CHS/Community Health Systems, Inc. 6.875% 2/01/22	2,694,000	2,114,790
HCA, Inc. 4.500% 2/15/27	1,500,000	1,533,750
HCA, Inc. 5.250% 4/15/25	1,159,000	1,253,169
HCA, Inc. 5.875% 2/15/26	2,241,000	2,406,274
RegionalCare Hospital Partners Holdings, Inc. (e) 8.250% 5/01/23	2,680,000	2,817,350
Tenet Healthcare Corp. (e) 4.625% 7/15/24	3,375,000	3,344,490
Tenet Healthcare Corp. 8.125% 4/01/22	1,050,000	1,068,375
West Street Merger Sub, Inc. (e) 6.375% 9/01/25	1,763,000	1,754,185

		18,101,165

Home Builders — 1.7%
Brookfield Residential Properties, Inc. (e) 6.375% 5/15/25	897,000	944,093
Brookfield Residential Properties, Inc. (e) 6.500% 12/15/20	2,230,000	2,282,962
Lennar Corp. 4.750% 5/30/25	1,991,000	2,080,595
M/I Homes, Inc. (e) 5.625% 8/01/25	1,629,000	1,663,616
M/I Homes, Inc. 6.750% 1/15/21	1,262,000	1,317,213

		8,288,479

Insurance — 1.6%
AssuredPartners, Inc. (e) 7.000% 8/15/25	1,871,000	1,915,436
USIS Merger Sub, Inc. (e) 6.875% 5/01/25	2,377,000	2,421,569
York Risk Services Holding Corp. (e) 8.500% 10/01/22	3,302,000	3,252,470

		7,589,475

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Internet — 1.1%
TIBCO Software, Inc. (e) 11.375% 12/01/21	$4,988,000	$5,461,860

Iron & Steel — 2.3%
Allegheny Technologies, Inc. 5.950% 1/15/21	4,169,000	4,252,380
ArcelorMittal STEP 7.250% 3/01/41	2,707,000	3,204,411
Big River Steel LLC/BRS Finance Corp. (e) 7.250% 9/01/25	2,040,000	2,164,440
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. (e) 6.375% 5/01/22	1,292,000	1,340,450

		10,961,681

Leisure Time — 2.1%
Brunswick Corp. 7.375% 9/01/23	650,000	756,219
Brunswick Corp. 7.125% 8/01/27	4,693,000	5,466,134
Carlson Travel, Inc. (e) 6.750% 12/15/23	1,299,000	1,289,258
Carlson Travel, Inc. (e) 9.500% 12/15/24	2,423,000	2,301,850

		9,813,461

Lodging — 1.0%
Interval Acquisition Corp. 5.625% 4/15/23	2,917,000	3,004,510
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (e) 5.250% 5/15/27	1,655,000	1,686,015

		4,690,525

Machinery – Diversified — 0.3%
Welbilt, Inc. 9.500% 2/15/24	1,045,000	1,200,444

Media — 8.3%
Altice Financing SA (e) 6.625% 2/15/23	2,100,000	2,226,000
Altice Finco SA (e) 8.125% 1/15/24	1,094,000	1,181,520
Altice Luxembourg SA (e) 7.625% 2/15/25	3,000,000	3,236,250
AMC Networks, Inc. 4.750% 8/01/25	1,969,000	1,988,690
Block Communications, Inc. (e) 6.875% 2/15/25	2,096,000	2,274,789
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750% 1/15/24	879,000	913,061

	Principal Amount	Value
CCO Holdings LLC/CCO Holdings Capital Corp. (e) 5.875% 4/01/24	$2,700,000	$2,865,375
CCO Holdings LLC/CCO Holdings Capital Corp. (e) 5.875% 5/01/27	1,649,000	1,727,328
Clear Channel Worldwide Holdings, Inc. 7.625% 3/15/20	2,949,000	2,912,137
Clear Channel Worldwide Holdings, Inc. 7.625% 3/15/20	2,000,000	1,970,000
DISH DBS Corp. 7.750% 7/01/26	2,571,000	2,951,945
LIN Television Corp. 5.875% 11/15/22	3,000,000	3,127,500
Midcontinent Communications/Midcontinent Finance Corp. (e) 6.875% 8/15/23	1,624,000	1,749,860
SFR Group SA (e) 6.000% 5/15/22	2,664,000	2,783,880
Sirius XM Radio, Inc. (e) 5.375% 4/15/25	1,951,000	2,058,305
Sirius XM Radio, Inc. (e) 5.375% 7/15/26	3,852,000	4,054,230
Unitymedia GmbH (e) 6.125% 1/15/25	1,000,000	1,066,250
Virgin Media Secured Finance PLC (e) 5.500% 8/15/26	701,000	738,679

		39,825,799

Mining — 1.7%
Hecla Mining Co. 6.875% 5/01/21	2,433,000	2,524,359
Kinross Gold Corp. (e) 4.500% 7/15/27	2,214,000	2,233,373
Kinross Gold Corp. 5.950% 3/15/24	1,879,000	2,087,569
Kinross Gold Corp. 6.875% 9/01/41	1,276,000	1,416,360

		8,261,661

Miscellaneous – Manufacturing — 1.4%
Amsted Industries, Inc. (e) 5.375% 9/15/24	2,454,000	2,579,768
EnPro Industries, Inc. 5.875% 9/15/22	4,059,000	4,236,581

		6,816,349

Oil & Gas — 9.0%
Chesapeake Energy Corp. (e) 8.000% 1/15/25	2,946,000	2,975,460
Chesapeake Energy Corp. (e) 8.000% 6/15/27	1,000,000	990,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citgo Holding, Inc. (e) 10.750% 2/15/20	$4,414,000	$4,756,085
EP Energy LLC/Everest Acquisition Finance, Inc. (e) 8.000% 11/29/24	1,135,000	1,146,350
EP Energy LLC/Everest Acquisition Finance, Inc. (e) 8.000% 2/15/25	3,214,000	2,502,903
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375% 5/01/20	1,266,000	1,053,945
Hilcorp Energy I LP/Hilcorp Finance Co. (e) 5.000% 12/01/24	1,280,000	1,254,400
Jupiter Resources, Inc. (e) 8.500% 10/01/22	7,357,000	5,278,647
Kosmos Energy Ltd. (e) 7.875% 8/01/21	6,535,000	6,763,725
Kosmos Energy Ltd. (e) 7.875% 8/01/21	499,000	516,465
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	2,436,000	2,506,035
PBF Holding Co. LLC/PBF Finance Corp. (e) 7.250% 6/15/25	2,368,000	2,421,280
Rowan Cos., Inc. 4.750% 1/15/24	2,500,000	2,175,000
Rowan Cos., Inc. 7.375% 6/15/25	802,000	783,955
Sunoco LP/Sunoco Finance Corp. 5.500% 8/01/20	833,000	857,990
Sunoco LP/Sunoco Finance Corp. 6.250% 4/15/21	2,572,000	2,695,070
Transocean, Inc. 6.800% 3/15/38	685,000	558,275
Transocean, Inc. STEP 9.350% 12/15/41	520,000	499,200
Tullow Oil PLC (e) 6.250% 4/15/22	3,153,000	3,066,293

		42,801,078

Oil & Gas Services — 1.4%
Jonah Energy LLC/Jonah Energy Finance Corp. (e) 7.250% 10/15/25	3,495,000	3,525,581
Welltec A/S (e) 8.000% 2/01/19	3,250,000	3,250,000

		6,775,581

Packaging & Containers — 2.1%
Coveris Holdings SA (e) 7.875% 11/01/19	10,235,000	10,081,475

	Principal Amount	Value
Pharmaceuticals — 2.5%
Endo Dac/Endo Finance LLC/Endo Finco, Inc. (e) 5.875% 10/15/24	$435,000	$455,663
Endo Dac/Endo Finance LLC/Endo Finco, Inc. STEP (e) 6.000% 2/01/25	2,390,000	1,935,900
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc. (e) 7.500% 10/01/24	904,000	1,003,440
Valeant Pharmaceuticals International, Inc. (e) 5.500% 3/01/23	1,402,000	1,230,255
Valeant Pharmaceuticals International, Inc. (e) 5.875% 5/15/23	676,000	597,415
Valeant Pharmaceuticals International, Inc. (e) 6.125% 4/15/25	5,735,000	5,025,294
Valeant Pharmaceuticals International, Inc. (e) 6.500% 3/15/22	595,000	629,212
Valeant Pharmaceuticals International, Inc. (e) 7.000% 3/15/24	1,021,000	1,090,009

		11,967,188

Pipelines — 0.8%
Genesis Energy LP/Genesis Energy Finance Corp. 6.000% 5/15/23	2,125,000	2,109,063
Genesis Energy LP/Genesis Energy Finance Corp. 6.500% 10/01/25	1,687,000	1,668,021

		3,777,084

Private Equity — 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.750% 2/01/24	1,661,000	1,752,355

Real Estate Investment Trusts (REITS) — 1.2%
The GEO Group, Inc. 6.000% 4/15/26	1,887,000	1,983,709
MPT Operating Partnership LP/MPT Finance Corp. 5.000% 10/15/27	2,337,000	2,395,425
RHP Hotel Properties LP/RHP Finance Corp. 5.000% 4/15/23	1,426,000	1,475,910

		5,855,044

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Retail — 2.5%
Carrols Restaurant Group, Inc. 8.000% 5/01/22	$1,512,000	$1,606,500
Ferrellgas LP/Ferrellgas Finance Corp. 6.750% 1/15/22	3,000,000	2,910,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625% 6/15/20	3,484,000	3,309,800
Penske Automotive Group, Inc. 5.500% 5/15/26	4,000,000	4,135,000

		11,961,300

Software — 0.8%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. (e) 5.750% 3/01/25	1,922,000	1,960,440
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc. (e) 6.000% 7/15/25	522,000	546,142
RP Crown Parent LLC (e) 7.375% 10/15/24	1,073,000	1,098,484

		3,605,066

Telecommunications — 6.9%
Cincinnati Bell, Inc. (e) 7.000% 7/15/24	2,077,000	2,035,460
Digicel Group Ltd. (e) 8.250% 9/30/20	1,600,000	1,563,008
Digicel Ltd. (e) 6.000% 4/15/21	2,100,000	2,049,894
GCI, Inc. 6.875% 4/15/25	3,000,000	3,225,000
Hughes Satellite Systems Corp. 5.250% 8/01/26	1,961,000	2,039,440
Hughes Satellite Systems Corp. 6.625% 8/01/26	1,954,000	2,090,780
Sprint Corp. 7.250% 9/15/21	1,460,000	1,622,425
Sprint Corp. 7.875% 9/15/23	7,037,000	8,162,920
T-Mobile USA, Inc. 5.375% 4/15/27	1,125,000	1,212,525
T-Mobile USA, Inc. 6.000% 4/15/24	951,000	1,009,249
T-Mobile USA, Inc. 6.500% 1/15/26	1,318,000	1,454,743
Telecom Italia SpA (e) 5.303% 5/30/24	2,109,000	2,293,537
West Corp. (e) 5.375% 7/15/22	4,175,000	4,216,750

		32,975,731

	Principal Amount	Value
Transportation — 1.9%
The Kenan Advantage Group, Inc. (e) 7.875% 7/31/23	$6,839,000	$7,027,072
Watco Cos. LLC/Watco Finance Corp. (e) 6.375% 4/01/23	2,072,000	2,149,700

		9,176,772

TOTAL CORPORATE DEBT (Cost $425,182,236)		435,219,819

TOTAL BONDS & NOTES (Cost $446,545,474)		455,190,894

TOTAL LONG-TERM INVESTMENTS (Cost $447,865,167)		456,578,927

SHORT-TERM INVESTMENTS — 3.7%
Commercial Paper — 1.9%
Bemis Co., Inc. (e) 1.379% 10/03/17	3,000,000	2,999,549
Dollar General Corp. (e) 1.369% 10/02/17	2,750,000	2,749,658
Walgreens Boots Alliance, Inc. 1.421% 10/19/17	3,500,000	3,497,311

		9,246,518

Time Deposit — 1.8%
Euro Time Deposit 0.120% 10/02/17	8,514,690	8,514,690

TOTAL SHORT-TERM INVESTMENTS (Cost $17,761,911)		17,761,208

TOTAL INVESTMENTS — 99.4% (Cost $465,627,078) (g)		474,340,135

Other Assets/(Liabilities) — 0.6%		2,996,662

NET ASSETS — 100.0%		$477,336,797

Abbreviation Legend

STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Investment was valued using significant unobservable inputs.
(b)	Non-income producing security.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2017, these securities amounted to a value of $2,666,035 or 0.56% of net assets.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(d)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2017.
(e)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $282,684,020 or 59.22% of net assets.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	77.2%
Luxembourg	5.8%
Canada	5.6%
Bermuda	3.0%
United Kingdom	0.8%
Netherlands	0.7%
Denmark	0.7%
France	0.6%
Italy	0.5%
Ireland	0.4%
Germany	0.2%
Cayman Islands	0.2%

Total Long-Term Investments	95.7%
Short-Term Investments and Other Assets and Liabilities	4.3%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 64.6%

COMMON STOCK — 64.5%
Basic Materials — 1.4%
Chemicals — 1.2%
AdvanSix, Inc. (a)	700	$27,825
Air Products & Chemicals, Inc.	1,150	173,903
Albemarle Corp.	760	103,596
CF Industries Holdings, Inc.	25	879
The Chemours Co.	1,588	80,369
DowDuPont, Inc.	460	31,846
Eastman Chemical Co.	894	80,898
GCP Applied Technologies, Inc. (a)	7,000	214,900
Huntsman Corp.	2,900	79,518
Ingevity Corp. (a)	3,100	193,657
International Flavors & Fragrances, Inc.	3	429
LyondellBasell Industries NV Class A	2,660	263,473
Monsanto Co.	969	116,105
PPG Industries, Inc.	8	869
Praxair, Inc.	4	559
The Sherwin-Williams Co.	7	2,506

		1,371,332

Forest Products & Paper — 0.0%
International Paper Co.	607	34,490

Iron & Steel — 0.0%
Nucor Corp.	761	42,646

Mining — 0.2%
Alcoa Corp.	500	23,310
Freeport-McMoRan, Inc. (a)	48	674
Newmont Mining Corp.	4,984	186,950

		210,934

		1,659,402

Communications — 8.0%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	933	19,397
Omnicom Group, Inc.	798	59,108

		78,505

Internet — 4.0%
Alphabet, Inc. Class A (a)	614	597,864
Alphabet, Inc. Class C (a)	1,006	964,865
Amazon.com, Inc. (a)	536	515,283
eBay, Inc. (a)	3,165	121,726
Expedia, Inc.	743	106,947
F5 Networks, Inc. (a)	950	114,532
Facebook, Inc. Class A (a)	7,600	1,298,612
Liberty Expedia Holdings, Inc. Class A (a)	360	19,120
Liberty Ventures Series A (a)	540	31,077
Netflix, Inc. (a)	1,352	245,185

	Number of Shares	Value
The Priceline Group, Inc. (a)	244	$446,720
Symantec Corp.	4,379	143,675
TripAdvisor, Inc. (a)	43	1,743
VeriSign, Inc. (a)	1,189	126,498

		4,733,847

Media — 1.9%
Cable One, Inc.	158	114,095
CBS Corp. Class B	1,570	91,060
Charter Communications, Inc. Class A (a)	66	23,986
Comcast Corp. Class A	27,162	1,045,194
Discovery Communications, Inc. Class A (a)	4,300	91,547
Discovery Communications, Inc. Class C (a)	1,100	22,286
DISH Network Corp. Class A (a)	1,800	97,614
News Corp. Class A	1,030	13,658
Scripps Networks Interactive, Inc. Class A	1,224	105,129
Time Warner, Inc.	1,188	121,710
Tribune Media Co. Class A	600	24,516
Twenty-First Century Fox, Inc. Class A	2,921	77,056
Twenty-First Century Fox, Inc. Class B	1,300	33,527
Viacom, Inc. Class B	2,690	74,890
The Walt Disney Co.	2,922	288,021

		2,224,289

Telecommunications — 2.0%
AT&T, Inc.	29,030	1,137,105
CenturyLink, Inc.	2,654	50,161
Cisco Systems, Inc.	11,824	397,641
Juniper Networks, Inc.	9,948	276,853
Motorola Solutions, Inc.	1,934	164,138
Verizon Communications, Inc.	5,332	263,881

		2,289,779

		9,326,420

Consumer, Cyclical — 6.1%
Airlines — 0.6%
Alaska Air Group, Inc.	2,000	152,540
American Airlines Group, Inc.	4,300	204,207
Delta Air Lines, Inc.	2,000	96,440
Southwest Airlines Co.	1,566	87,665
United Continental Holdings, Inc. (a)	3,300	200,904

		741,756

Apparel — 0.4%
Hanesbrands, Inc.	5,800	142,912
Michael Kors Holdings Ltd. (a)	1,100	52,635
NIKE, Inc. Class B	84	4,355

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ralph Lauren Corp.	2,700	$238,383
VF Corp.	500	31,785

		470,070

Auto Manufacturers — 0.4%
Ford Motor Co.	18,462	220,990
General Motors Co.	4,600	185,748
PACCAR, Inc.	234	16,928

		423,666

Auto Parts & Equipment — 0.4%
Adient PLC	2,400	201,576
Allison Transmission Holdings, Inc.	2,000	75,060
BorgWarner, Inc.	3,300	169,059
Delphi Automotive PLC	200	19,680
The Goodyear Tire & Rubber Co.	961	31,953

		497,328

Distribution & Wholesale — 0.0%
Fastenal Co.	70	3,191
W.W. Grainger, Inc.	4	719
WESCO International, Inc. (a)	850	49,512

		53,422

Entertainment — 0.1%
The Madison Square Garden Co. Class A (a)	790	169,139

Home Builders — 0.1%
D.R. Horton, Inc.	2,659	106,174
PulteGroup, Inc.	2,574	70,347

		176,521

Home Furnishing — 0.1%
Leggett & Platt, Inc.	95	4,534
Whirlpool Corp.	324	59,759

		64,293

Housewares — 0.0%
Newell Brands, Inc.	83	3,542

Leisure Time — 0.3%
Harley-Davidson, Inc.	8	386
Royal Caribbean Cruises Ltd.	2,590	307,018

		307,404

Lodging — 0.6%
Marriott International, Inc. Class A	1,161	128,012
MGM Resorts International	5,000	162,950
Wyndham Worldwide Corp.	1,422	149,893
Wynn Resorts Ltd.	1,469	218,763

		659,618

Retail — 3.0%
AutoZone, Inc. (a)	96	57,131
Best Buy Co., Inc.	5,808	330,824
Coach, Inc.	84	3,383
Costco Wholesale Corp.	1,098	180,390

	Number of Shares	Value
CVS Health Corp.	2,703	$219,808
Darden Restaurants, Inc.	373	29,385
Dollar General Corp.	600	48,630
Dollar Tree, Inc. (a)	71	6,164
Foot Locker, Inc.	1,400	49,308
The Gap, Inc.	7,305	215,717
Genuine Parts Co.	36	3,443
The Home Depot, Inc.	1,760	287,866
Kohl’s Corp.	4,261	194,515
L Brands, Inc.	600	24,966
Lowe’s Cos., Inc.	529	42,288
Macy’s, Inc.	11,340	247,439
McDonald’s Corp.	1,035	162,164
Nordstrom, Inc.	411	19,379
O’Reilly Automotive, Inc. (a)	54	11,630
PVH Corp.	1,600	201,696
Ross Stores, Inc.	1,392	89,881
Signet Jewelers Ltd.	3,400	226,270
Starbucks Corp.	90	4,834
Target Corp.	4,367	257,697
Tiffany & Co.	111	10,188
The TJX Cos., Inc.	1,140	84,052
Wal-Mart Stores, Inc.	3,653	285,445
Walgreens Boots Alliance, Inc.	2,406	185,791
Yum! Brands, Inc.	136	10,011

		3,490,295

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	747	72,960
Mattel, Inc.	61	944

		73,904

		7,130,958

Consumer, Non-cyclical — 13.3%
Agriculture — 0.7%
Altria Group, Inc.	4,141	262,622
Archer-Daniels-Midland Co.	1,826	77,623
Philip Morris International, Inc.	4,686	520,193

		860,438

Beverages — 0.8%
Brown-Forman Corp. Class B	2	109
The Coca-Cola Co.	8,524	383,665
Constellation Brands, Inc. Class A	82	16,355
Dr. Pepper Snapple Group, Inc.	210	18,579
Molson Coors Brewing Co. Class B	436	35,595
Monster Beverage Corp. (a)	750	41,437
PepsiCo, Inc.	3,512	391,342

		887,082

Biotechnology — 1.8%
Amgen, Inc.	3,725	694,526
Biogen, Inc. (a)	524	164,075
Celgene Corp. (a)	3,948	575,698
Gilead Sciences, Inc.	8,152	660,475

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Theravance Biopharma, Inc. (a)	500	$17,120

		2,111,894

Commercial Services — 1.3%
Automatic Data Processing, Inc.	621	67,888
Cintas Corp.	449	64,782
Ecolab, Inc.	4	514
Equifax, Inc.	216	22,894
H&R Block, Inc.	4,342	114,976
Moody’s Corp.	325	45,243
PayPal Holdings, Inc. (a)	4,565	292,297
Quanta Services, Inc. (a)	2,024	75,637
Robert Half International, Inc.	35	1,762
S&P Global, Inc.	2,229	348,415
Sotheby’s (a)	2,000	92,220
Total System Services, Inc.	2,521	165,126
United Rentals, Inc. (a)	1,060	147,064
The Western Union Co.	6,407	123,014

		1,561,832

Cosmetics & Personal Care — 0.9%
Colgate-Palmolive Co.	906	66,002
The Estee Lauder Cos., Inc. Class A	546	58,881
The Procter & Gamble Co.	10,633	967,390

		1,092,273

Foods — 0.6%
Campbell Soup Co.	1,265	59,227
Conagra Brands, Inc.	2,634	88,871
General Mills, Inc.	294	15,218
The Hershey Co.	419	45,742
Hormel Foods Corp.	2,288	73,536
The J.M. Smucker Co.	724	75,970
Kellogg Co.	135	8,420
The Kraft Heinz Co.	173	13,416
The Kroger Co.	68	1,364
Lamb Weston Holdings, Inc.	3,316	155,487
McCormick & Co., Inc.	73	7,493
Mondelez International, Inc. Class A	21	854
Sysco Corp.	866	46,721
Tyson Foods, Inc. Class A	720	50,724

		643,043

Health Care – Products — 1.7%
Abbott Laboratories	9,689	517,005
Align Technology, Inc. (a)	1,130	210,485
Baxter International, Inc.	2,622	164,531
Becton, Dickinson & Co.	201	39,386
Boston Scientific Corp. (a)	821	23,949
C.R. Bard, Inc.	34	10,897
The Cooper Cos., Inc.	760	180,204
Danaher Corp.	472	40,488
DENTSPLY SIRONA, Inc.	61	3,648
Edwards Lifesciences Corp. (a)	540	59,027
Hologic, Inc. (a)	200	7,338

	Number of Shares	Value
Intuitive Surgical, Inc. (a)	14	$14,642
Medtronic PLC	3,416	265,662
Patterson Cos., Inc.	61	2,358
Stryker Corp.	49	6,959
Thermo Fisher Scientific, Inc.	578	109,358
Varex Imaging Corp. (a)	2,600	87,984
Varian Medical Systems, Inc. (a)	674	67,440
West Pharmaceutical Services, Inc.	900	86,634
Zimmer Biomet Holdings, Inc.	364	42,621

		1,940,616

Health Care – Services — 1.3%
Aetna, Inc.	902	143,427
Anthem, Inc.	878	166,715
Centene Corp. (a)	3,300	319,341
Cigna Corp.	2,489	465,294
DaVita, Inc. (a)	446	26,488
HCA Healthcare, Inc. (a)	400	31,836
Humana, Inc.	225	54,817
Laboratory Corp. of America Holdings (a)	1	151
Quest Diagnostics, Inc.	635	59,461
UnitedHealth Group, Inc.	1,551	303,763
Universal Health Services, Inc. Class B	10	1,109

		1,572,402

Household Products & Wares — 0.3%
Avery Dennison Corp.	982	96,570
The Clorox Co.	547	72,155
Kimberly-Clark Corp.	1,120	131,801

		300,526

Pharmaceuticals — 3.9%
AbbVie, Inc.	6,404	569,059
Allergan PLC	749	153,508
AmerisourceBergen Corp.	630	52,132
Bristol-Myers Squibb Co.	1,812	115,497
Cardinal Health, Inc.	55	3,681
Eli Lilly & Co.	2,407	205,895
Express Scripts Holding Co. (a)	3,445	218,137
Johnson & Johnson	8,149	1,059,451
McKesson Corp.	1,091	167,589
Merck & Co., Inc.	7,829	501,291
Mylan NV (a)	1,759	55,180
Perrigo Co. PLC	3,000	253,950
Pfizer, Inc.	24,222	864,725
Zoetis, Inc.	4,910	313,062

		4,533,157

		15,503,263

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	36	909

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 2.4%
Oil & Gas — 1.8%
Anadarko Petroleum Corp.	97	$4,739
Andeavor	1,526	157,407
Apache Corp.	98	4,488
Cabot Oil & Gas Corp.	92	2,461
Chesapeake Energy Corp. (a)	98	421
Chevron Corp.	2,030	238,525
ConocoPhillips	10	501
Devon Energy Corp.	8,217	301,646
EOG Resources, Inc.	2	194
EQT Corp.	29	1,892
Exxon Mobil Corp.	8,549	700,847
Helmerich & Payne, Inc.	40	2,084
Hess Corp.	47	2,204
Marathon Oil Corp.	1,485	20,137
Marathon Petroleum Corp.	1,864	104,533
Murphy USA, Inc. (a)	1,426	98,394
Newfield Exploration Co. (a)	2,100	62,307
Noble Energy, Inc.	66	1,872
Occidental Petroleum Corp.	30	1,926
Phillips 66	705	64,585
Pioneer Natural Resources Co.	3	443
Range Resources Corp.	99	1,937
Valero Energy Corp.	5,010	385,419

		2,158,962

Oil & Gas Services — 0.6%
Baker Hughes a GE Co.	1,974	72,288
Halliburton Co.	6,371	293,257
National Oilwell Varco, Inc.	1,009	36,052
Schlumberger Ltd.	3,887	271,157
TechnipFMC PLC (a)	1,272	35,514

		708,268

Pipelines — 0.0%
Kinder Morgan, Inc.	60	1,151
The Williams Cos., Inc.	33	990

		2,141

		2,869,371

Financial — 12.9%
Banks — 6.3%
Bank of America Corp.	49,142	1,245,258
The Bank of New York Mellon Corp.	4,395	233,023
BB&T Corp.	2,712	127,301
Capital One Financial Corp.	2,075	175,669
Citigroup, Inc.	12,084	878,990
Citizens Financial Group, Inc.	8,600	325,682
Comerica, Inc.	3,224	245,862
Fifth Third Bancorp	4,221	118,104
The Goldman Sachs Group, Inc.	1,428	338,707
Huntington Bancshares, Inc.	1,110	15,496
JP Morgan Chase & Co.	15,665	1,496,164

	Number of Shares	Value
KeyCorp	4,872	$91,691
M&T Bank Corp.	281	45,252
Morgan Stanley	7,596	365,899
Northern Trust Corp.	161	14,801
The PNC Financial Services Group, Inc.	1,945	262,128
Regions Financial Corp.	12,143	184,938
State Street Corp.	1,785	170,539
SunTrust Banks, Inc.	2,500	149,425
US Bancorp	1,129	60,503
Wells Fargo & Co.	12,364	681,875
Zions Bancorp	3,949	186,314

		7,413,621

Diversified Financial Services — 2.0%
Alliance Data Systems Corp.	130	28,802
American Express Co.	1,988	179,834
Ameriprise Financial, Inc.	1,735	257,665
BlackRock, Inc.	130	58,122
The Charles Schwab Corp.	2,722	119,060
CME Group, Inc.	5	678
Discover Financial Services	295	19,022
E*TRADE Financial Corp. (a)	5,193	226,467
Franklin Resources, Inc.	948	42,195
Intercontinental Exchange, Inc.	10	687
Invesco Ltd.	2,223	77,894
Mastercard, Inc. Class A	1,450	204,740
Nasdaq, Inc.	22	1,707
Navient Corp.	5,318	79,876
Raymond James Financial, Inc.	800	67,464
Synchrony Financial	5,800	180,090
T. Rowe Price Group, Inc.	1,886	170,966
Visa, Inc. Class A	5,440	572,506

		2,287,775

Insurance — 3.1%
Aflac, Inc.	2,245	182,721
The Allstate Corp.	1,786	164,151
American International Group, Inc.	3,611	221,679
Aon PLC	706	103,147
Assurant, Inc.	790	75,461
Berkshire Hathaway, Inc. Class B (a)	2,003	367,190
Brighthouse Financial, Inc. (a)	429	26,083
Chubb Ltd.	1,504	214,395
Cincinnati Financial Corp.	724	55,437
Everest Re Group Ltd.	930	212,403
The Hartford Financial Services Group, Inc.	3,790	210,080
Lincoln National Corp.	3,358	246,746
Loews Corp.	734	35,129
Marsh & McLennan Cos., Inc.	1,230	103,086
MetLife, Inc.	4,729	245,671
Principal Financial Group, Inc.	3,235	208,140
The Progressive Corp.	1,634	79,118

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Prudential Financial, Inc.	1,335	$141,937
Torchmark Corp.	1,780	142,560
The Travelers Cos., Inc.	553	67,754
Unum Group	5,535	283,004
XL Group Ltd.	5,097	201,077

		3,586,969

Real Estate — 0.0%
CBRE Group, Inc. Class A (a)	1,198	45,380

Real Estate Investment Trusts (REITS) — 1.4%
American Tower Corp.	198	27,063
Apartment Investment & Management Co. Class A	164	7,193
AvalonBay Communities, Inc.	424	75,650
Boston Properties, Inc.	7	860
Colony NorthStar, Inc. Class A	2,000	25,120
Crown Castle International Corp.	400	39,992
Digital Realty Trust, Inc.	1,060	125,430
Duke Realty Corp.	6,600	190,212
Equinix, Inc.	350	156,205
Equity Residential	1	66
Essex Property Trust, Inc.	300	76,209
Extra Space Storage, Inc.	800	63,936
Federal Realty Investment Trust	510	63,347
Four Corners Property Trust, Inc.	3,200	79,744
Gaming and Leisure Properties, Inc.	3,200	118,048
GGP, Inc.	100	2,077
HCP, Inc.	676	18,813
Host Hotels & Resorts, Inc.	4,130	76,364
Iron Mountain, Inc.	73	2,840
Kimco Realty Corp.	510	9,970
The Macerich Co.	100	5,497
Mack-Cali Realty Corp.	2,050	48,605
Mid-America Apartment Communities, Inc.	1,350	144,288
Prologis, Inc.	1,016	64,475
Public Storage	27	5,778
Simon Property Group, Inc.	94	15,135
Starwood Waypoint Homes	2,400	87,288
Ventas, Inc.	36	2,345
Vornado Realty Trust	265	20,373
Welltower, Inc.	374	26,285
Weyerhaeuser Co.	93	3,165

		1,582,373

Savings & Loans — 0.1%
Beneficial Bancorp, Inc.	6,800	112,880
People’s United Financial, Inc.	3,659	66,374

		179,254

		15,095,372

Industrial — 6.7%
Aerospace & Defense — 1.4%
Arconic, Inc.	4,615	114,821

	Number of Shares	Value
The Boeing Co.	2,726	$692,976
General Dynamics Corp.	88	18,091
Harris Corp.	154	20,279
KLX, Inc. (a)	2,900	153,497
L3 Technologies, Inc.	654	123,233
Lockheed Martin Corp.	241	74,780
Northrop Grumman Corp.	653	187,881
Raytheon Co.	136	25,375
Rockwell Collins, Inc.	7	915
United Technologies Corp.	1,472	170,870

		1,582,718

Building Materials — 0.1%
Armstrong Flooring, Inc. (a)	10,560	166,320
Johnson Controls International PLC	26	1,047
Masco Corp.	94	3,667
Vulcan Materials Co.	8	957

		171,991

Electrical Components & Equipment — 0.1%
Emerson Electric Co.	943	59,258
Energizer Holdings, Inc.	2,100	96,705

		155,963

Electronics — 1.7%
Agilent Technologies, Inc.	3,573	229,387
Allegion PLC	2,200	190,234
Amphenol Corp. Class A	3,472	293,870
Corning, Inc.	1,074	32,134
FLIR Systems, Inc.	435	16,926
Fortive Corp.	2,736	193,681
Garmin Ltd.	400	21,588
Honeywell International, Inc.	1,825	258,676
Kimball Electronics, Inc. (a)	7,900	171,035
Knowles Corp. (a)	5,500	83,985
PerkinElmer, Inc.	1,524	105,110
TE Connectivity Ltd.	3,400	282,404
Waters Corp. (a)	300	53,856

		1,932,886

Engineering & Construction — 0.1%
Fluor Corp.	447	18,819
Jacobs Engineering Group, Inc.	1,224	71,322

		90,141

Environmental Controls — 0.3%
Republic Services, Inc.	87	5,747
Stericycle, Inc. (a)	87	6,231
Waste Management, Inc.	4,445	347,910

		359,888

Hand & Machine Tools — 0.0%
Snap-on, Inc.	5	745
Stanley Black & Decker, Inc.	2	302

		1,047

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	3,450	$430,250

Machinery – Diversified — 0.6%
AGCO Corp.	1,300	95,901
Cummins, Inc.	583	97,961
Deere & Co.	901	113,156
Flowserve Corp.	91	3,876
The Manitowoc Co., Inc. (a)	5,800	52,200
Rockwell Automation, Inc.	1,406	250,563
Roper Technologies, Inc.	434	105,636
Xylem, Inc.	701	43,904

		763,197

Miscellaneous – Manufacturing — 0.9%
3M Co.	315	66,119
Dover Corp.	803	73,386
Eaton Corp. PLC	382	29,334
General Electric Co.	86	2,079
Illinois Tool Works, Inc.	1,360	201,226
Ingersoll-Rand PLC	1,500	133,755
Parker-Hannifin Corp.	800	140,016
Textron, Inc.	985	53,072
Trinseo SA	4,800	322,080

		1,021,067

Packaging & Containers — 0.3%
Ball Corp.	40	1,652
Packaging Corp. of America	1,060	121,561
Sealed Air Corp.	47	2,008
WestRock Co.	5,105	289,606

		414,827

Transportation — 0.8%
C.H. Robinson Worldwide, Inc.	254	19,329
CSX Corp.	2,673	145,037
Expeditors International of Washington, Inc.	84	5,028
FedEx Corp.	626	141,213
Norfolk Southern Corp.	983	129,992
Union Pacific Corp.	2,550	295,724
United Parcel Service, Inc. Class B	1,255	150,713

		887,036

		7,811,011

Technology — 11.7%
Computers — 4.5%
Accenture PLC Class A	1,740	235,022
Apple, Inc.	17,746	2,735,013
Cognizant Technology Solutions Corp. Class A	18	1,306
CSRA, Inc.	3,975	128,273
DXC Technology Co.	1,645	141,273
Hewlett Packard Enterprise Co.	16,763	246,584
HP, Inc.	12,863	256,745

	Number of Shares	Value
International Business Machines Corp.	3,400	$493,272
Lumentum Holdings, Inc. (a)	1,200	65,220
NCR Corp. (a)	9,200	345,184
NetApp, Inc.	3,809	166,682
Seagate Technology PLC	2,600	86,242
Western Digital Corp.	3,820	330,048

		5,230,864

Office & Business Equipment — 0.1%
Xerox Corp.	2,843	94,643

Semiconductors — 2.7%
Analog Devices, Inc.	1,617	139,337
Applied Materials, Inc.	8,067	420,210
Broadcom Ltd.	1,194	289,593
Intel Corp.	20,311	773,443
KLA-Tencor Corp.	2,998	317,788
Lam Research Corp.	1,563	289,217
Microchip Technology, Inc.	3,124	280,473
Micron Technology, Inc. (a)	6,033	237,278
NVIDIA Corp.	545	97,430
QUALCOMM, Inc.	88	4,562
Skyworks Solutions, Inc.	890	90,691
Texas Instruments, Inc.	2,645	237,098
Xilinx, Inc.	561	39,735

		3,216,855

Software — 4.4%
Activision Blizzard, Inc.	800	51,608
Adobe Systems, Inc. (a)	2,735	408,007
Akamai Technologies, Inc. (a)	10	487
ANSYS, Inc. (a)	1,780	218,459
Autodesk, Inc. (a)	47	5,276
CA, Inc.	7,885	263,201
Citrix Systems, Inc. (a)	145	11,139
Electronic Arts, Inc. (a)	1,326	156,548
Fidelity National Information Services, Inc.	2,460	229,739
Fiserv, Inc. (a)	294	37,914
Intuit, Inc.	229	32,550
Micro Focus International PLC Sponsored ADR (a)	2,301	73,402
Microsoft Corp.	36,141	2,692,143
Oracle Corp.	11,188	540,940
Paychex, Inc.	13	780
Red Hat, Inc. (a)	624	69,177
salesforce.com, Inc. (a)	1,380	128,920
Synopsys, Inc. (a)	2,300	185,219

		5,105,509

		13,647,871

Utilities — 2.0%
Electric — 1.7%
AES Corp.	14,177	156,231

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ameren Corp.	1,072	$62,005
American Electric Power Co., Inc.	296	20,791
CenterPoint Energy, Inc.	7,435	217,176
CMS Energy Corp.	1,110	51,415
Consolidated Edison, Inc.	909	73,338
Dominion Energy, Inc.	362	27,849
DTE Energy Co.	2,892	310,485
Duke Energy Corp.	686	57,569
Edison International	634	48,926
Entergy Corp.	3,111	237,556
Eversource Energy	622	37,594
Exelon Corp.	2,923	110,109
FirstEnergy Corp.	466	14,367
NextEra Energy, Inc.	456	66,827
NRG Energy, Inc.	220	5,630
PG&E Corp.	2,123	144,555
Pinnacle West Capital Corp.	250	21,140
PPL Corp.	784	29,753
Public Service Enterprise Group, Inc.	1,209	55,916
SCANA Corp.	572	27,736
The Southern Co.	1,234	60,639
WEC Energy Group, Inc.	364	22,852
Xcel Energy, Inc.	1,145	54,181

		1,914,640

Gas — 0.3%
NiSource, Inc.	172	4,401
ONE Gas, Inc.	600	44,184
Sempra Energy	2,852	325,499

		374,084

		2,288,724

TOTAL COMMON STOCK (Cost $65,272,780)		75,333,301

PREFERRED STOCK — 0.1%
Financial — 0.1%
Insurance — 0.1%
The Allstate Corp. 5.100%, 3 mo. LIBOR US + 3.165%, VRN	5,000	134,250

TOTAL PREFERRED STOCK (Cost $125,000)		134,250

TOTAL EQUITIES (Cost $65,397,780)		75,467,551

	Principal Amount	Value
BONDS & NOTES — 25.9%

CORPORATE DEBT — 8.9%
Aerospace & Defense — 0.0%
United Technologies Corp. 6.125% 7/15/38	$15,000	$19,281

Agriculture — 0.1%
Bunge Ltd. Finance Corp. 3.000% 9/25/22	25,000	25,029
Bunge Ltd. Finance Corp. 3.500% 11/24/20	30,000	30,878

		55,907

Airlines — 0.3%
American Airlines Group, Inc. (b) 5.500% 10/01/19	162,000	169,695
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	11,687	12,031
American Airlines Pass-Through Trust, Series 2014-1, Class A 3.700% 4/01/28	21,446	22,143
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A 4.100% 10/01/29	79,030	82,982
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000% 10/11/27	26,632	28,170
WestJet Airlines Ltd. (b) 3.500% 6/16/21	22,000	22,383

		337,404

Auto Manufacturers — 0.2%
Ford Motor Co. 5.291% 12/08/46	15,000	15,651
General Motors Co. 4.200% 10/01/27	30,000	30,437
General Motors Co. 5.150% 4/01/38	20,000	20,506
General Motors Financial Co., Inc. 3.150% 6/30/22	55,000	55,439
General Motors Financial Co., Inc. 3.200% 7/13/20	80,000	81,928
Hyundai Capital America (b) 2.550% 2/06/19	40,000	40,061
Hyundai Capital America (b) 2.875% 8/09/18	30,000	30,156

		274,178

Auto Parts & Equipment — 0.0%
Lear Corp. 5.375% 3/15/24	20,000	21,308

Banks — 0.9%
Associated Banc-Corp. 2.750% 11/15/19	110,000	111,457

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bank of America Corp. 4.183% 11/25/27	$90,000	$93,283
Bank of America Corp. 3 mo. USD LIBOR + 1.814%, VRN 4.244% 4/24/38	45,000	47,565
Bank of America Corp. 4.750% 4/21/45	40,000	44,027
Bank of America Corp. 7.750% 5/14/38	20,000	29,383
The Bank of Nova Scotia 4.500% 12/16/25	40,000	42,153
Citigroup, Inc. 5.500% 9/13/25	75,000	84,177
Citigroup, Inc. 5.875% 1/30/42	20,000	25,488
Citigroup, Inc. 8.125% 7/15/39	15,000	23,726
First Horizon National Corp. 3.500% 12/15/20	120,000	123,551
Fulton Financial Corp. 3.600% 3/16/22	45,000	45,477
The Goldman Sachs Group, Inc. 5.950% 1/15/27	80,000	93,294
JP Morgan Chase & Co. 3.375% 5/01/23	10,000	10,208
JP Morgan Chase & Co. 3.625% 12/01/27	70,000	70,202
JP Morgan Chase & Co. 5.600% 7/15/41	45,000	55,786
Regions Bank 7.500% 5/15/18	30,000	31,037
SVB Financial Group 3.500% 1/29/25	85,000	85,146
SVB Financial Group 5.375% 9/15/20	15,000	16,287
Valley National Bancorp 5.125% 9/27/23	50,000	53,794

		1,086,041

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46	95,000	107,309
Molson Coors Brewing Co. 4.200% 7/15/46	15,000	15,040

		122,349

Biotechnology — 0.1%
Amgen, Inc. 5.150% 11/15/41	15,000	17,155
Baxalta, Inc. 5.250% 6/23/45	35,000	40,337

		57,492

	Principal Amount	Value
Building Materials — 0.1%
Standard Industries, Inc. (b) 5.000% 2/15/27	$81,000	$84,443
Standard Industries, Inc. (b) 5.375% 11/15/24	38,000	40,386
Standard Industries, Inc. (b) 5.500% 2/15/23	32,000	33,880

		158,709

Chemicals — 0.2%
Ashland, Inc. 6.875% 5/15/43	11,000	12,210
CF Industries, Inc. 3.450% 6/01/23	50,000	49,375
CF Industries, Inc. 6.875% 5/01/18	90,000	92,475
Incitec Pivot Finance LLC (b) 6.000% 12/10/19	25,000	26,797
Monsanto Co. 4.400% 7/15/44	20,000	20,493
RPM International, Inc. 3.750% 3/15/27	20,000	20,272
The Sherwin-Williams Co. 4.500% 6/01/47	20,000	20,989
The Sherwin-Williams Co. (b) 7.250% 6/15/19	25,000	27,165

		269,776

Commercial Services — 0.1%
The ADT Corp. 6.250% 10/15/21	85,000	94,446
ERAC USA Finance LLC (b) 2.800% 11/01/18	15,000	15,122

		109,568

Computers — 0.2%
Dell International LLC/EMC Corp. (b) 4.420% 6/15/21	70,000	73,494
Dell International LLC/EMC Corp. (b) 6.020% 6/15/26	15,000	16,658
DXC Technology Co. 2.875% 3/27/20	15,000	15,200
DXC Technology Co. 4.250% 4/15/24	25,000	26,303
DXC Technology Co. 4.750% 4/15/27	50,000	53,481

		185,136

Diversified Financial Services — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.500% 5/15/21	105,000	111,094
Affiliated Managers Group, Inc. 3.500% 8/01/25	70,000	70,584

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Air Lease Corp. 3.000% 9/15/23	$90,000	$89,782
Ally Financial, Inc. 4.750% 9/10/18	120,000	122,652
Ares Finance Co. LLC (b) 4.000% 10/08/24	85,000	81,590
Brookfield Finance LLC 4.000% 4/01/24	80,000	82,861
Discover Financial Services 4.100% 2/09/27	50,000	50,805
Genpact Luxembourg Sarl (b) 3.700% 4/01/22	65,000	65,751
Lazard Group LLC 3.625% 3/01/27	34,000	33,725
Lazard Group LLC 4.250% 11/14/20	90,000	95,080
Legg Mason, Inc. 5.625% 1/15/44	35,000	37,985
Neuberger Berman Group LLC/Neuberger Berman Finance Corp. (b) 4.500% 3/15/27	30,000	31,595

		873,504

Electric — 0.4%
Duke Energy Corp. 3.750% 9/01/46	35,000	33,716
Entergy Louisiana LLC 4.950% 1/15/45	40,000	41,140
Florida Power & Light Co. 4.950% 6/01/35	25,000	29,080
IPALCO Enterprises, Inc. 3.450% 7/15/20	115,000	116,150
IPALCO Enterprises, Inc. (b) 3.700% 9/01/24	25,000	25,061
Nevada Power Co., Series N 6.650% 4/01/36	20,000	27,057
Pennsylvania Electric Co. (b) 4.150% 4/15/25	70,000	72,619
Progress Energy, Inc. 7.000% 10/30/31	5,000	6,745
Puget Energy, Inc. 3.650% 5/15/25	5,000	5,088
Puget Energy, Inc. 6.500% 12/15/20	59,000	65,915
Transelec SA (b) 4.625% 7/26/23	25,000	26,736
Tri-State Pass-Through Trust, Series 2003, Class A (b) 6.040% 1/31/18	4,638	4,700
Wisconsin Public Service Corp. 5.650% 11/01/17	50,000	50,150

		504,157

	Principal Amount	Value
Electronics — 0.2%
Arrow Electronics, Inc. 3.250% 9/08/24	$25,000	$24,719
Arrow Electronics, Inc. 3.500% 4/01/22	60,000	61,169
Arrow Electronics, Inc. 3.875% 1/12/28	25,000	24,946
Arrow Electronics, Inc. 4.500% 3/01/23	10,000	10,676
Avnet, Inc. 3.750% 12/01/21	5,000	5,108
Avnet, Inc. 4.875% 12/01/22	23,000	24,283
FLIR Systems, Inc. 3.125% 6/15/21	35,000	35,461
Tech Data Corp. 3.700% 2/15/22	25,000	25,210

		211,572

Engineering & Construction — 0.1%
SBA Tower Trust (b) 2.877% 7/10/46	40,000	40,528
SBA Tower Trust (b) 3.168% 4/09/47	90,000	89,938

		130,466

Foods — 0.1%
Kraft Heinz Foods Co. 3.000% 6/01/26	45,000	43,105
Tyson Foods, Inc. 4.875% 8/15/34	25,000	27,616
The WhiteWave Foods Co. 5.375% 10/01/22	57,000	64,186

		134,907

Health Care – Products — 0.1%
Abbott Laboratories 4.900% 11/30/46	20,000	22,339
Becton Dickinson & Co. 3.363% 6/06/24	40,000	40,373
Becton Dickinson & Co. 4.685% 12/15/44	25,000	26,427

		89,139

Health Care – Services — 0.1%
Humana, Inc. 3.950% 3/15/27	45,000	47,015
Humana, Inc. 4.800% 3/15/47	25,000	27,839
UnitedHealth Group, Inc. 6.875% 2/15/38	20,000	28,385

		103,239

Household Products — 0.0%
Church & Dwight Co., Inc. 3.150% 8/01/27	10,000	9,902

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Insurance — 0.8%
The Allstate Corp. 3 mo. USD LIBOR + 2.938%, VRN 5.750% 8/15/53	$70,000	$76,825
American International Group, Inc. 4.500% 7/16/44	25,000	26,091
AmTrust Financial Services, Inc. 6.125% 8/15/23	75,000	74,175
Arch Capital Finance LLC 5.031% 12/15/46	30,000	33,423
Athene Global Funding (b) 3.000% 7/01/22	55,000	54,778
AXIS Specialty Finance PLC 2.650% 4/01/19	20,000	20,051
Brown & Brown, Inc. 4.200% 9/15/24	50,000	52,754
The Chubb Corp. 3 mo. USD LIBOR + 2.250%, VRN 3.554% 3/29/67	21,000	20,885
CNA Financial Corp. 3.450% 8/15/27	25,000	24,729
CNO Financial Group, Inc. 4.500% 5/30/20	60,000	62,175
CNO Financial Group, Inc. 5.250% 5/30/25	72,000	76,860
Enstar Group Ltd. 4.500% 3/10/22	25,000	25,863
QBE Insurance Group Ltd. (b) 2.400% 5/01/18	25,000	25,027
Reinsurance Group of America, Inc. 3.950% 9/15/26	65,000	65,827
Trinity Acquisition PLC 3.500% 9/15/21	40,000	40,843
Trinity Acquisition PLC 4.400% 3/15/26	10,000	10,602
Unum Group 3.000% 5/15/21	25,000	25,334
USF&G Capital I (b) 8.500% 12/15/45	35,000	49,390
Willis North America, Inc. 3.600% 5/15/24	25,000	25,574
Willis North America, Inc. 7.000% 9/29/19	21,000	22,862
XLIT Ltd. 4.450% 3/31/25	40,000	40,960
XLIT Ltd. 5.750% 10/01/21	25,000	27,923
XLIT Ltd. 6.375% 11/15/24	55,000	64,372

		947,323

Internet — 0.1%
Amazon.com, Inc. (b) 4.050% 8/22/47	45,000	45,860

	Principal Amount	Value
Expedia, Inc. 7.456% 8/15/18	$90,000	$94,307

		140,167

Investment Companies — 0.1%
Ares Capital Corp. 3.500% 2/10/23	75,000	74,164
FS Investment Corp. 4.000% 7/15/19	90,000	91,780

		165,944

Iron & Steel — 0.2%
ArcelorMittal 5.125% 6/01/20	80,000	85,400
ArcelorMittal STEP 5.750% 8/05/20	60,000	65,250
Reliance Steel & Aluminum Co. 4.500% 4/15/23	30,000	31,832
Vale Overseas Ltd. 5.875% 6/10/21	75,000	82,462
Vale Overseas Ltd. 6.875% 11/21/36	20,000	22,900

		287,844

Machinery – Diversified — 0.2%
CNH Industrial Capital LLC 3.375% 7/15/19	50,000	50,750
CNH Industrial Capital LLC 3.625% 4/15/18	25,000	25,164
CNH Industrial Capital LLC 3.875% 10/15/21	95,000	97,624

		173,538

Media — 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464% 7/23/22	16,000	16,928
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484% 10/23/45	35,000	41,079
Comcast Corp. 3.400% 7/15/46	45,000	41,476
Discovery Communications LLC 2.950% 3/20/23	20,000	20,053
Discovery Communications LLC 5.000% 9/20/37	25,000	25,385
Time Warner Cable, Inc. 6.750% 6/15/39	30,000	35,995
Time Warner Cable, Inc. 8.250% 4/01/19	10,000	10,873
Time Warner Cable, Inc. 8.750% 2/14/19	10,000	10,862

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Warner, Inc. 6.100% 7/15/40	$25,000	$29,303
Time Warner, Inc. 6.250% 3/29/41	5,000	5,990

		237,944

Mining — 0.1%
Glencore Funding LLC (b) 4.625% 4/29/24	55,000	58,259
Kinross Gold Corp. (b) 4.500% 7/15/27	31,000	31,271
Kinross Gold Corp. 5.125% 9/01/21	50,000	53,625

		143,155

Miscellaneous – Manufacturing — 0.0%
General Electric Co. 4.125% 10/09/42	50,000	52,923

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 3.625% 9/15/20	20,000	20,042
Pitney Bowes, Inc. STEP 3.625% 10/01/21	80,000	78,735
Pitney Bowes, Inc. 4.750% 5/15/18	5,000	5,063

		103,840

Office Furnishings — 0.1%
Steelcase, Inc. 6.375% 2/15/21	50,000	55,218

Oil & Gas — 0.6%
Antero Resources Corp. 5.375% 11/01/21	75,000	76,969
Cenovus Energy, Inc. (b) 4.250% 4/15/27	50,000	49,574
Concho Resources, Inc. 3.750% 10/01/27	20,000	20,089
Encana Corp. 3.900% 11/15/21	37,000	38,128
Encana Corp. 6.500% 5/15/19	23,000	24,476
Encana Corp. 6.500% 2/01/38	15,000	17,755
EQT Corp. 2.500% 10/01/20	30,000	30,112
EQT Corp. 3.900% 10/01/27	40,000	40,007
Helmerich & Payne International Drilling Co. 4.650% 3/15/25	45,000	47,586
Marathon Petroleum Corp. 6.500% 3/01/41	35,000	42,116
Nabors Industries, Inc. 5.500% 1/15/23	35,000	34,300

	Principal Amount	Value
Newfield Exploration Co. 5.750% 1/30/22	$25,000	$26,687
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	25,000	25,719
Petroleos Mexicanos 6.625% 6/15/38	5,000	5,308
Petroleos Mexicanos 3.125% 1/23/19	10,000	10,090
Petroleos Mexicanos 5.500% 1/21/21	60,000	64,020
Petroleos Mexicanos 6.375% 1/23/45	15,000	15,262
Petroleos Mexicanos (b) 6.500% 3/13/27	10,000	11,082
Phillips 66 5.875% 5/01/42	25,000	30,752
QEP Resources, Inc. 6.875% 3/01/21	50,000	52,625

		662,657

Oil & Gas Services — 0.1%
National Oilwell Varco, Inc. 2.600% 12/01/22	39,000	37,858
National Oilwell Varco, Inc. 3.950% 12/01/42	40,000	33,748

		71,606

Packaging & Containers — 0.1%
Amcor Finance USA, Inc. (b) 3.625% 4/28/26	95,000	94,280
Brambles USA, Inc. (b) 4.125% 10/23/25	24,000	24,985
Brambles USA, Inc. (b) 5.350% 4/01/20	15,000	15,995
Graphic Packaging International, Inc. 4.750% 4/15/21	20,000	21,156
Graphic Packaging International, Inc. 4.875% 11/15/22	10,000	10,650

		167,066

Pharmaceuticals — 0.2%
AbbVie, Inc. 4.700% 5/14/45	55,000	59,957
Allergan Funding SCS 4.750% 3/15/45	45,000	48,686
Express Scripts Holding Co. 4.500% 2/25/26	30,000	32,110
McKesson Corp. 4.883% 3/15/44	10,000	11,099
McKesson Corp. 6.000% 3/01/41	30,000	37,505
Teva Pharmaceutical Finance Netherlands III BV 1.700% 7/19/19	25,000	24,639

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	$24,000	$23,107
Teva Pharmaceutical Finance Netherlands III BV 4.100% 10/01/46	15,000	12,636

		249,739

Pipelines — 0.7%
Energy Transfer LP 4.200% 4/15/27	30,000	30,375
Energy Transfer LP 6.125% 12/15/45	25,000	27,456
EnLink Midstream Partners LP 4.150% 6/01/25	25,000	25,202
EnLink Midstream Partners LP 4.850% 7/15/26	24,000	25,113
Enterprise Products Operating LLC 5.700% 2/15/42	16,000	19,078
Enterprise Products Operating LLC 6.125% 10/15/39	12,000	14,547
Kinder Morgan Energy Partners LP 6.375% 3/01/41	10,000	11,529
Kinder Morgan Energy Partners LP 6.500% 2/01/37	25,000	28,258
Kinder Morgan Energy Partners LP 6.550% 9/15/40	15,000	17,133
Kinder Morgan Energy Partners LP 6.950% 1/15/38	5,000	6,065
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	35,000	35,389
Magellan Midstream Partners LP 5.150% 10/15/43	30,000	33,245
MPLX LP 4.125% 3/01/27	20,000	20,364
MPLX LP 4.875% 12/01/24	57,000	61,421
MPLX LP 4.875% 6/01/25	73,000	78,235
MPLX LP 5.200% 3/01/47	5,000	5,235
MPLX LP 5.500% 2/15/23	24,000	24,696
Plains All American Pipeline LP/PAA Finance Corp. 3.650% 6/01/22	32,000	32,169
Plains All American Pipeline LP/PAA Finance Corp. 4.500% 12/15/26	40,000	40,596
Sabine Pass Liquefaction LLC (b) 4.200% 3/15/28	45,000	45,363
Sunoco Logistics Partners Operations LP 4.000% 10/01/27	30,000	29,887

	Principal Amount	Value
Sunoco Logistics Partners Operations LP 5.300% 4/01/44	$25,000	$24,844
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.250% 10/15/22	50,000	53,188
Western Gas Partners LP 4.000% 7/01/22	85,000	87,827

		777,215

Real Estate Investment Trusts (REITS) — 0.3%
American Tower Corp. 4.400% 2/15/26	25,000	26,439
Boston Properties LP 3.700% 11/15/18	20,000	20,338
Brandywine Operating Partners LP 4.950% 4/15/18	40,000	40,539
Crown Castle International Corp. 3.200% 9/01/24	40,000	39,810
Crown Castle International Corp. 4.000% 3/01/27	20,000	20,451
Federal Realty Investment Trust 5.900% 4/01/20	10,000	10,893
Healthcare Trust of America Holdings LP 2.950% 7/01/22	15,000	15,099
Healthcare Trust of America Holdings LP 3.500% 8/01/26	40,000	39,143
Host Hotels & Resorts LP 3.875% 4/01/24	45,000	45,991
Kimco Realty Corp. 3.300% 2/01/25	25,000	24,986
Mid-America Apartments LP 3.600% 6/01/27	25,000	25,104
UDR, Inc. 3.500% 7/01/27	35,000	34,857
Weingarten Realty Investors 3.250% 8/15/26	15,000	14,365

		358,015

Retail — 0.3%
CVS Health Corp. 6.125% 9/15/39	10,000	12,569
CVS Pass-Through Trust (b) 5.926% 1/10/34	51,054	58,303
Dollar Tree, Inc. 5.750% 3/01/23	90,000	94,950
The Home Depot, Inc. 5.950% 4/01/41	30,000	39,531
QVC, Inc. 3.125% 4/01/19	35,000	35,357
QVC, Inc. 4.375% 3/15/23	25,000	25,967
QVC, Inc. 5.125% 7/02/22	10,000	10,691

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tiffany & Co. 4.900% 10/01/44	$40,000	$39,316

		316,684

Semiconductors — 0.0%
QUALCOMM, Inc. 4.300% 5/20/47	35,000	35,772

Software — 0.1%
Microsoft Corp. 4.450% 11/03/45	64,000	72,078
Oracle Corp. 4.000% 7/15/46	55,000	56,909

		128,987

Telecommunications — 0.4%
AT&T, Inc. 3.400% 8/14/24	50,000	50,078
AT&T, Inc. 3.800% 3/01/24	45,000	46,291
AT&T, Inc. 3.900% 8/14/27	50,000	50,097
AT&T, Inc. 4.750% 5/15/46	45,000	43,276
AT&T, Inc. 5.250% 3/01/37	35,000	36,833
CenturyLink, Inc. 6.150% 9/15/19	30,000	31,500
Hughes Satellite Systems Corp. 6.500% 6/15/19	25,000	26,594
Sprint Communications, Inc. 9.250% 4/15/22	65,000	80,275
Verizon Communications, Inc. 4.125% 3/16/27	30,000	31,302
Verizon Communications, Inc. 4.862% 8/21/46	25,000	25,342
Verizon Communications, Inc. 5.150% 9/15/23	20,000	22,419
Verizon Communications, Inc. 6.550% 9/15/43	34,000	42,644

		486,651

Transportation — 0.1%
Asciano Finance Ltd. (b) 4.625% 9/23/20	20,000	20,881
Asciano Finance Ltd. (b) 5.000% 4/07/18	55,000	55,772

		76,653

Trucking & Leasing — 0.0%
DAE Funding LLC (b) 4.000% 8/01/20	25,000	25,500

TOTAL CORPORATE DEBT (Cost $10,126,599)		10,418,476

	Principal Amount	Value
MUNICIPAL OBLIGATIONS — 0.2%
JobsOhio Beverage System Series B 4.532% 1/01/35	$150,000	$160,657
State of California BAB 7.550% 4/01/39	25,000	38,340
State of California BAB 7.600% 11/01/40	10,000	15,648

		214,645

TOTAL MUNICIPAL OBLIGATIONS (Cost $200,174)		214,645

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.7%
Automobile ABS — 0.3%
Drive Auto Receivables Trust, Series 2016-BA, Class B (b) 2.560% 6/15/20	25,560	25,606
First Investors Auto Owner Trust, Series 2016-2A, Class B (b) 2.210% 7/15/22	80,000	79,479
GLS Auto Receivables Trust, Series 2015-1A, Class A (b) 2.250% 12/15/20	5,978	5,974
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700%, FRN (b) 2.934% 7/15/20	20,544	20,595
Oscar US Funding Trust V, Series 2016-2A, Class A4 (b) 2.990% 12/15/23	110,000	109,348
Oscar US Funding Trust VI, Series 2017-1A, Class A4 (b) 3.300% 5/10/24	30,000	30,199
Santander Drive Auto Receivables Trust, Series 2015-3, Class C 2.740% 1/15/21	50,000	50,392
Santander Drive Auto Receivables Trust, Series 2015-4, Class C 2.970% 3/15/21	50,000	50,558

		372,151

Commercial MBS — 0.6%
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4, VRN (c) 6.509% 2/10/51	15,599	15,647
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM, VRN (c) 6.552% 2/10/51	50,000	50,322
Commercial Mortgage Pass-Through Certificates, Series 2013-GAM, Class A1 (b) 1.705% 2/10/28	65,180	64,570

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2012-CR4, Class B (b) 3.703% 10/15/45	$35,000	$35,426
Commercial Mortgage Pass-Through Certificates, Series 2015-CR23, Class C, VRN (c) 4.396% 5/10/48	35,000	33,537
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (b) 4.238% 1/10/34	100,000	103,937
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN (c) 5.959% 7/10/38	41,504	41,986
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM, VRN (c) 5.466% 6/12/47	21,352	21,325
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM, VRN (c) 5.856% 9/12/49	11,023	11,078
Morgan Stanley Capital I, Series 2008-T29, Class A4, VRN (c) 6.498% 1/11/43	16,051	16,107
Morgan Stanley Capital I Trust, Series 2011-C2, Class B, VRN (b) (c) 5.200% 6/15/44	100,000	106,326
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, VRN (c) 5.475% 8/15/39	6,760	6,751
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, VRN (c) 6.221% 2/15/51	30,697	30,817
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	23,934	24,331
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	40,000	41,700
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class B (b) 4.740% 3/15/44	50,000	52,756

		656,616

Home Equity ABS — 0.0%
ACE Securities Corp., Series 2005-HE7, Class A2D, 1 mo. USD LIBOR + .660%, FRN 1.897% 11/25/35	6,096	6,093
Mastr Asset-Backed Securities Trust, Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + .720%, FRN 1.957% 3/25/35	30,604	30,629

		36,722

	Principal Amount	Value
Other ABS — 3.8%
321 Henderson Receivables I LLC, Series 2015-1A, Class A (b) 3.260% 9/15/72	$43,376	$40,732
Apidos CLO XXV, Series 2016-25A, Class A1, 3 mo. USD LIBOR + 1.460%, FRN (b) 2.767% 10/20/28	250,000	250,952
Arbys Funding LLC, Series 2015-1A, Class A2 (b) 4.969% 10/30/45	68,775	70,991
Avery Point VI CLO Ltd., Series 2015-6A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (b) 2.762% 8/05/27	250,000	251,061
BlueVirgo Trust, Series 2015-1A, Class NOTE (b) 3.000% 12/15/22	49,982	50,193
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class A1R, 3 mo. USD LIBOR + 1.220%, FRN (b) 2.529% 8/14/30	250,000	249,997
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (b) 2.000% 12/10/23	18,250	18,170
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (b) 4.474% 3/20/43	44,491	44,730
CLI Funding V LLC, Series 2014-1A, Class A (b) 3.290% 6/18/29	67,367	67,231
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 1.697% 9/25/34	8,868	8,835
DB Master Finance LLC, Series 2015-1A, Class A2I (b) 3.262% 2/20/45	58,500	58,394
Diamond Resorts Owner Trust, Series 2014-1, Class A (b) 2.540% 5/20/27	25,874	25,852
Diamond Resorts Owner Trust, Series 2015-1, Class A (b) 2.730% 7/20/27	27,900	27,809
Diamond Resorts Owner Trust, Series 2016-1, Class A (b) 3.080% 11/20/28	109,674	108,728
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2I (b) 3.484% 10/25/45	98,750	99,194
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2II (b) 4.474% 10/25/45	108,625	111,966

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A (b) 2.730% 4/25/28	$69,145	$67,228
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (b) 2.707% 2/19/45	62,821	61,768
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (b) 4.212% 10/15/42	86,024	86,337
First Franklin Mortgage Loan Trust, Series 2004-FFH4, Class M6, 1 mo. USD LIBOR + 1.725%, FRN 2.962% 1/25/35	80,000	81,179
Fremont Home Loan Trust, Series 2005-E, Class 2A3, 1 mo. USD LIBOR + .240%, FRN 1.477% 1/25/36	231	231
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (b) 2.464% 4/25/25	247,032	247,030
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + ..645%, FRN 1.882% 4/25/35	5,917	5,944
Helios Issuer LLC, Series 2017-1A, Class A (b) 4.940% 9/20/49	97,788	99,036
HERO Funding Trust, Series 2016-4A, Class A1 (b) 3.570% 9/20/47	117,483	118,680
Hilton Grand Vacations Trust, Series 2013-A, Class A (b) 2.280% 1/25/26	24,301	24,214
Home Equity Asset Trust, Series 2006-4, Class 2A3, 1 mo. USD LIBOR + .170%, FRN 1.407% 8/25/36	204	204
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2, 1 mo. USD LIBOR + .795%, FRN 2.032% 2/25/35	13,448	13,477
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 2.062% 6/25/35	25,807	25,656
Marlette Funding Trust, Series 2016-1A, Class A (b) 3.060% 1/17/23	32,155	32,263
Miramax LLC, Series 2014-1A, Class A2 (b) 3.340% 7/20/26	53,360	53,529
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4, 1 mo. USD LIBOR + .945%, FRN 2.182% 4/25/35	20,504	20,621

	Principal Amount	Value
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (b) 1.558% 7/20/18	$4,068	$4,066
NRZ Advance Receivables Trust, Series 2016-T3, Class AT3 (b) 2.833% 10/16/51	320,000	316,797
NRZ Advance Receivables Trust, Series 2016-T4, Class AT4 (b) 3.107% 12/15/50	150,000	148,338
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 3 mo. USD LIBOR + 1.120%, FRN (b) 2.427% 4/20/25	185,595	185,983
Orange Lake Timeshare Trust, Series 2016-A, Class A (b) 2.610% 3/08/29	42,988	42,859
Orange Lake Timeshare Trust, Series 2016-A, Class B (b) 2.910% 3/08/29	35,823	35,229
Oxford Finance Funding Trust, Series 2016-1A, Class A (b) 3.968% 6/17/24	50,000	50,485
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A, 1 mo. USD LIBOR + .260%, FRN 1.497% 9/25/35	67	67
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (b) 3.080% 9/20/32	34,482	34,549
SoFi Consumer Loan Program LLC, Series 2016-5, Class A (b) 3.060% 9/25/28	243,347	245,421
SoFi Consumer Loan Program LLC, Series 2016-2A, Class A (b) 3.090% 10/27/25	73,908	74,660
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A (b) 3.260% 8/25/25	81,808	83,086
SoFi Consumer Loan Program LLC, Series 2015-2, Class A (b) 3.280% 9/15/23	88,477	89,271
SoFi Consumer Loan Program LLC, Series 2017-2, Class A (b) 3.280% 2/25/26	92,060	93,149
Specialty Underwriting & Residential Finance Trust, Series 2005-AB2, Class M1, 1 mo. USD LIBOR + .450%, FRN 1.687% 6/25/36	32,891	32,928
SPS Servicer Advance Receivables Trust, Series 2016-T2, Class AT2 (b) 2.750% 11/15/49	110,000	110,056

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Taco Bell Funding LLC, Series 2016-1A, Class A2I (b) 3.832% 5/25/46	$79,200	$80,660
Textainer Marine Containers V Ltd., Series 2017-1A, Class A (b) 3.720% 5/20/42	96,110	97,265
Welk Resorts LLC, Series 2015-AA, Class A (b) 2.790% 6/16/31	27,698	27,380
Wendys Funding LLC, Series 2015-1A, Class A2I (b) 3.371% 6/15/45	117,600	118,421
Wendys Funding LLC, Series 2015-1A, Class A2II (b) 4.080% 6/15/45	49,000	49,826
Wendys Funding LLC, Series 2015-1A, Class A23 (b) 4.497% 6/15/45	73,500	75,602

		4,418,330

Student Loans ABS — 2.9%
Access Group, Inc., Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%, FRN (b) 2.737% 7/25/58	100,000	85,920
AccessLex Institute, Series 2004-A, Class A3, 28 day ARS, FRN 1.699% 7/01/39	49,706	48,946
AccessLex Institute, Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 2.240% 7/01/38	14,757	13,802
College Loan Corp. Trust I, Series 2007-1, Class B2, 28 day ARS, FRN 1.115% 1/25/47	35,000	26,754
DRB Prime Student Loan Trust, Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900%, FRN (b) 3.137% 10/25/44	132,028	132,490
DRB Prime Student Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000%, FRN (b) 3.237% 4/25/40	60,912	60,749
Earnest Student Loan Program LLC, Series 2016-C, Class A1, 1 mo. USD LIBOR + 1.850%, FRN (b) 3.087% 10/27/36	96,692	96,692
Earnest Student Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050%, FRN (b) 3.287% 2/26/35	61,866	62,082

	Principal Amount	Value
ECMC Group Student Loan Trust, Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200%, FRN (b) 2.437% 12/27/66	$94,494	$94,577
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350%, FRN (b) 2.587% 7/26/66	107,878	107,946
EdLinc Student Loan Funding Trust, Series 2012-1, Class B, 1 mo. USD LIBOR + 4.240%, FRN (b) 5.477% 11/26/40	65,000	75,218
Education Loan Asset-Backed Trust I, Series 2003-2, Class 2A1, 28 day ARS, FRN (b) 0.984% 8/01/43	50,000	46,274
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1, 1 mo. USD LIBOR + .750%, FRN 1.987% 12/01/31	61,621	61,387
KnowledgeWorks Foundation, Series 2010-1, Class A, 3 mo. USD LIBOR + .950%, FRN 2.267% 2/25/42	37,073	37,262
Navient Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + .700%, FRN (b) 1.937% 2/25/70	81,085	80,391
Navient Student Loan Trust, Series 2014-1, Class A4, 1 mo. USD LIBOR + .750%, FRN 1.984% 2/25/39	100,000	97,218
Navient Student Loan Trust, Series 2017-4A, Class A3, 1 mo. USD LIBOR + 1.000%, FRN (b) 2.237% 9/27/66	100,000	99,999
Navient Student Loan Trust, Series 2017-3A, Class A3, 1 mo. USD LIBOR + 1.050%, FRN (b) 2.287% 7/26/66	100,000	100,796
Navient Student Loan Trust, Series 2017-1A, Class A3, 1 mo. USD LIBOR + 1.150%, FRN (b) 2.387% 7/26/66	150,000	152,883
Navient Student Loan Trust, Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250%, FRN (b) 2.487% 6/25/65	96,752	98,692
Navient Student Loan Trust, Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300%, FRN (b) 2.537% 3/25/66	410,000	422,869

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Navient Student Loan Trust, Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.737% 10/25/58	$40,000	$37,234
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%, FRN (b) 2.987% 12/26/40	75,395	75,543
Nelnet Private Education Loan Trust, Series 2016-A, Class A1B (b) 3.600% 12/26/40	75,397	75,215
Nelnet Student Loan Trust, Series 2005-2, Class A5, 3 mo. USD LIBOR + .100%, FRN 1.423% 3/23/37	88,977	86,899
Nelnet Student Loan Trust, Series 2013-5A, Class A, 1 mo. USD LIBOR + .630%, FRN (b) 1.864% 1/25/37	47,353	47,007
PHEAA Student Loan Trust, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950%, FRN (b) 2.187% 11/25/65	99,721	99,900
SLC Private Student Loan Trust, Series 2006-A, Class C, 3 mo. USD LIBOR + .450%, FRN 1.754% 7/15/36	100,000	91,347
SLC Student Loan Trust, Series 2005-1, Class B, 3 mo. USD LIBOR + .200%, FRN 1.515% 2/15/45	52,493	48,304
SLM Student Loan Trust, Series 2003-5, Class A9, 28 day ARS, FRN 0.500% 6/17/30	50,000	50,000
SLM Student Loan Trust, Series 2005-4, Class B, 3 mo. USD LIBOR + .180%, FRN 1.494% 7/25/55	119,046	110,801
SLM Student Loan Trust, Series 2006-5, Class B, 3 mo. USD LIBOR + .210%, FRN 1.524% 10/25/40	109,501	101,556
SLM Student Loan Trust, Series 2006-10, Class B, 3 mo. USD LIBOR + .220%, FRN 1.534% 3/25/44	65,690	59,228
SLM Student Loan Trust, Series 2003-5, Class A7, 28 day ARS, FRN 4.500% 6/17/30	50,000	50,000
SMB Private Education Loan Trust, Series 2016-A, Class A2A (b) 2.700% 5/15/31	100,000	100,453

	Principal Amount	Value
SMB Private Education Loan Trust, Series 2017-A, Class B (b) 3.500% 6/17/41	$100,000	$97,269
SoFi Professional Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200%, FRN (b) 2.437% 6/25/33	64,672	65,343
SoFi Professional Loan Program LLC, Series 2017-A, Class B, VRN (b) (c) 3.440% 3/26/40	100,000	99,127
South Carolina Student Loan Corp., Series 2010-1, Class A3, 3 mo. USD LIBOR + 1.050%, FRN 2.364% 10/27/36	100,000	100,832

		3,399,005

WL Collateral CMO — 0.1%
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, VRN (c) 3.456% 2/25/34	5,247	5,343
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, VRN (c) 3.887% 9/25/33	1,998	1,934
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN (c) 3.708% 8/25/34	2,526	2,611
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN (c) 3.151% 8/25/34	14,781	14,413
JP Morgan Mortgage Trust, Series 2017-1, Class A11, VRN (b) (c) 3.500% 1/25/47	95,333	96,023
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA, VRN (c) 3.370% 2/25/34	1,558	1,525
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA, VRN (c) 3.547% 7/25/33	1,094	1,126
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, VRN (c) 3.375% 2/25/34	68	73
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, VRN (c) 3.508% 3/25/34	8,564	8,841
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400%, FRN 2.289% 4/25/44	21,026	21,535

		153,424

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $8,972,035)		9,036,248

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SOVEREIGN DEBT OBLIGATIONS — 0.2%
Colombia Government International Bond 6.125% 1/18/41	$100,000	$117,600
Export-Import Bank of Korea 1.750% 2/27/18	10,000	9,989
Mexico Government International Bond 4.750% 3/08/44	123,000	126,751

		254,340

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $240,829)		254,340

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 6.6%
Collateralized Mortgage Obligations — 0.5%
Federal Home Loan Mortgage Corp. Series 4303, Class AP 3.000% 8/15/43	108,527	110,967
Series 4290, Class CA 3.500% 12/15/38	74,337	76,918
Series 2617, Class Z 5.500% 5/15/33	56,625	62,667
Series 2693, Class Z 5.500% 10/15/33	104,195	113,650
Series 3423, Class PB 5.500% 3/15/38	21,147	23,224
Federal National Mortgage Association Series 2014-7, Class VA 3.500% 5/25/25	50,015	52,322
Series 2014-48, Class AB 4.000% 10/25/40	99,788	104,614
Series 2007-32, Class Z 5.500% 4/25/37	33,376	36,678
Series 2010-60, Class HJ 5.500% 5/25/40	19,776	21,346
Federal National Mortgage Association REMIC Series 2007-B2, Class ZA 5.500% 6/25/37	28,055	30,615

		633,001

Pass-Through Securities — 6.0%
Federal Home Loan Mortgage Corp. Pool #Q37467 3.500% 11/01/45	211,514	219,248
Pool #Q41916 3.500% 7/01/46	74,320	77,270
Pool #Q44275 3.500% 11/01/46	46,443	48,301
Pool #Q44277 3.500% 11/01/46	24,253	25,174
Pool #Q45741 3.500% 1/01/47	143,937	149,402

	Principal Amount	Value
Pool #Q47742 4.000% 4/01/47	$24,433	$26,072
Pool #Q47730 4.000% 4/01/47	48,892	52,171
Pool #C03537 4.500% 8/01/40	44,794	48,744
Pool #G06057 4.500% 10/01/40	31,990	34,605
Pool #G60485 4.500% 10/01/41	41,107	44,481
Pool #G60172 4.500% 9/01/43	40,888	44,519
Pool #Q48208 4.500% 5/01/47	24,471	26,315
Pool #Q48869 4.500% 6/01/47	246,343	264,674
Pool #G05253 5.000% 2/01/39	9,001	9,864
Pool #G11431 6.000% 2/01/18	1	1
Pool #G00729 8.000% 6/01/27	13,449	15,714
Federal Home Loan Mortgage Corp. TBA Pool # 3376 3.500% 9/30/44 (d)	300,000	309,328
Pool #3735 4.000% 12/30/43 (d)	250,000	262,803
Federal National Mortgage Association Pool #888586 1 year CMT + 2.207%, FRN 2.980% 10/01/34	19,157	20,129
Pool #725692 1 year CMT + 2.146%, FRN 3.041% 10/01/33	12,066	12,705
Pool #AS1304 3.500% 12/01/28	49,639	51,929
Pool #AV2325 3.500% 12/01/28	25,854	27,047
Pool #AS6187 3.500% 11/01/45	466,934	483,970
Pool #AS6306 3.500% 12/01/45	157,234	163,216
Pool #AS6475 3.500% 1/01/46	121,120	125,785
Pool #AS6476 3.500% 1/01/46	130,948	135,930
Pool #AS6477 3.500% 1/01/46	145,713	151,029
Pool #BH4875 3.500% 6/01/47	72,840	75,154
Pool #AZ7917 4.000% 3/01/41	16,295	17,280
Pool #AL8422 4.000% 1/01/43	19,440	20,608

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA3027 4.000% 6/01/47	$146,523	$154,450
Pool #BF0094 4.000% 5/01/56	206,286	218,817
Pool #BF0105 4.000% 6/01/56	139,744	148,233
Pool #AH6787 4.500% 3/01/41	36,030	39,255
Pool #CA0185 4.500% 8/01/47	174,587	187,899
Pool #AD6437 5.000% 6/01/40	18,560	20,621
Pool #AD6996 5.000% 7/01/40	130,305	143,203
Pool #AL8173 5.000% 2/01/44	47,721	52,325
Pool #564594 7.000% 1/01/31	7,070	8,155
Pool #253795 7.000% 5/01/31	5,106	5,950
Pool #507061 7.500% 10/01/29	686	803
Pool #527761 7.500% 2/01/30	1,289	1,429
Pool #531196 7.500% 2/01/30	847	998
Pool #253183 7.500% 4/01/30	2,170	2,549
Pool #253265 7.500% 5/01/30	1,350	1,569
Pool #535248 8.000% 4/01/30	130	154
Pool #539460 8.000% 5/01/30	1,135	1,363
Pool #190317 8.000% 8/01/31	1,520	1,814
Federal National Mortgage Association TBA Pool #17115 3.500% 6/30/44 (d)	1,300,000	1,340,117
Government National Mortgage Association Pool #783896 3.500% 5/15/44	195,062	203,702
Pool #MA4510 3.500% 6/20/47	446,029	464,306
Pool #MA4586 3.500% 7/20/47	174,138	181,274
Pool #352049 7.000% 10/15/23	703	779
Pool #588012 7.000% 7/15/32	3,145	3,708

	Principal Amount	Value
Government National Mortgage Association II Pool #82462 1 year CMT + 1.500%, FRN 2.375% 1/20/40	$18,141	$18,640
Pool #82488 1 year CMT + 1.500%, FRN 2.375% 3/20/40	20,436	20,990
Pool #784026 3.500% 12/20/44	53,787	56,159
Government National Mortgage Association II TBA Pool #1635 3.500% 3/02/45 (d)	500,000	519,805
Pool #1367 4.000% 9/30/44 (d)	275,000	289,566

		7,032,101

Whole Loans — 0.1%
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C05, Class 2M1 2.587% 1/25/29 1 mo. USD LIBOR + 1.350%, FRN	52,560	52,833

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $7,739,316)		7,717,935

U.S. TREASURY OBLIGATIONS — 2.3%
U.S. Treasury Bonds & Notes — 2.3%
U.S. Treasury Bond 2.500% 5/15/46	380,000	353,192
U.S. Treasury Bond (e) 3.500% 2/15/39	380,000	429,192
U.S. Treasury Note 1.250% 3/31/19	520,000	518,660
U.S. Treasury Note 1.875% 3/31/22	730,000	729,715
U.S. Treasury Note 2.000% 11/15/26	630,000	613,930

		2,644,689

TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,646,981)		2,644,689

TOTAL BONDS & NOTES (Cost $29,925,934)		30,286,333

TOTAL PURCHASED OPTIONS (#) — 0.1% (Cost $50,065)		48,672

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
RIGHTS — 0.0%
Consumer, Cyclical — 0.0%
Retail — 0.0%
Safeway Casa Ley CVR (a) (f) (g)	3,821	$3,859
Safeway PDC LLC CVR (a) (f) (g)	3,821	191

		4,050

TOTAL RIGHTS (Cost $3,985)		4,050

MUTUAL FUNDS — 9.1%
Diversified Financial Services — 9.1%
iShares China Large-Cap ETF	2,800	123,312
iShares MSCI Australia ETF	7,000	157,080
iShares MSCI EAFE ETF	43,430	2,974,086
iShares MSCI France ETF	8,500	262,650
iShares MSCI Germany ETF	7,200	233,496
iShares MSCI India ETF	13,000	427,050
iShares MSCI Italy Capped ETF	2,900	90,944
iShares MSCI Japan ETF	10,300	573,813
iShares MSCI Singapore Capped ETF	1,150	28,095
iShares MSCI South Korea Capped ETF	1,800	124,308
iShares MSCI Spain ETF	3,400	114,716
iShares MSCI Sweden ETF	2,100	75,348
iShares MSCI Switzerland Capped ETF	6,400	224,192
iShares MSCI Turkey Investable Market ETF	1,700	71,077
iShares MSCI United Kingdom ETF	10,500	365,925
Vanguard FTSE Developed Markets ETF	74,840	3,248,804
Vanguard MSCI Emerging Markets ETF	35,200	1,533,664

TOTAL MUTUAL FUNDS (Cost $9,275,225)		10,628,560

TOTAL LONG-TERM INVESTMENTS (Cost $104,652,989)		116,435,166

	Principal Amount

SHORT-TERM INVESTMENTS — 3.2%
Commercial Paper — 3.2%
Entergy Corp. (b) 1.349% 10/02/17	$1,000,000	999,865
Hyundai Capital America (b) 1.401% 10/24/17	500,000	499,519
Interpublic Group Cos. (b) 1.369% 10/02/17	1,250,000	1,249,859
Walgreens Boots Alliance, Inc. 1.421% 10/19/17	1,000,000	999,232

		3,748,475

	Principal Amount	Value
Repurchase Agreement — 0.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (h)	$1,388	$1,388

Time Deposit — 0.0%
Euro Time Deposit 0.120% 10/02/17	11,598	11,598

TOTAL SHORT-TERM INVESTMENTS (Cost $3,761,762)		3,761,461

TOTAL INVESTMENTS — 102.9% (Cost $108,414,751) (i)		120,196,627

Other Assets/(Liabilities) — (2.9)%		(3,443,747)

NET ASSETS — 100.0%		$116,752,880

Abbreviation Legend

ABS	Asset-Backed Security
ADR	American Depositary Receipt
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
CVR	Contingent Value Rights
ETF	Exchange-Traded Fund
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $11,830,903 or 10.13% of net assets.
(c)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2017.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	A portion of this security is pledged/held as collateral for open futures contracts and open swap agreements. (Note 2).

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(f)	Investment was valued using significant unobservable inputs.
(g)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2017, these securities amounted to a value of $4,050 or 0.00% of net assets.
(h)	Maturity value of $1,388. Collateralized by U.S. Government Agency obligations with a rate of 2.125%, maturity date of 1/31/21, and an aggregate market value, including accrued interest, of $5,093.
(i)	See Note 6 for aggregate cost for federal tax purposes.

(#)	The Fund had the following open Purchased Options contracts at September 30, 2017:

Purchased Options

OTC Counterparty	Units	Notional Amount		Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Barclays Bank PLC	250,000	USD	250,000	7/12/27	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 7/14/37, Strike 2.87	$15,937	$16,909	$972

Put
Barclays Bank PLC	530,000	USD	530,000	7/12/27	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 7/14/37, Strike 2.87	$34,128	$31,763	$(2,365)

							$50,065	$48,672	$(1,393)

The Fund had the following open Futures contracts at September 30, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Long
Mini MSCI EAFE	12/15/17	17	$1,671,231	$10,409
U.S. Treasury Note 10 Year	12/19/17	3	378,651	(2,713)
U.S. Treasury Ultra 10 Year	12/19/17	2	271,834	(3,178)
U.S. Treasury Ultra Long Bond	12/19/17	7	1,172,459	(16,584)
U.S. Treasury Note 2 Year	12/29/17	8	1,730,041	(4,416)
U.S. Treasury Note 5 Year	12/29/17	21	2,484,815	(17,315)

				$(33,797)

Futures Contract — Short
U.S. Treasury Long Bond	12/19/17	1	$(154,349)	$1,536

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

The Fund had the following open Swap agreements at September 30, 2017:

Swaps

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	500,000	6/20/22	Quarterly	(1.000%)	CDX.NA.IG.28	$(2,971)	$(7,621)	$(10,592)

Credit Default Swaps — Sell Protection††
OTC Swaps
Goldman Sachs International	USD	140,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	$(21,314)	$86	$(21,228)
Goldman Sachs International	USD	50,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(3,252)	(4,330)	(7,582)
Goldman Sachs International	USD	20,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(1,430)	(1,602)	(3,032)

							(25,996)	(5,846)	(31,842)

Collateral for swap agreements held by Credit Suisse Securities (USA) amounted to $10,163 in securities at September 30, 2017.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protecton.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 97.8%

COMMON STOCK — 97.8%
Basic Materials — 1.7%
Chemicals — 1.7%
Eastman Chemical Co.	9,646	$872,867

Communications — 4.5%
Internet — 0.9%
Alphabet, Inc. Class A (a)	457	444,990

Media — 2.3%
Comcast Corp. Class A	12,947	498,201
DISH Network Corp. Class A (a)	6,080	329,718
The Walt Disney Co.	3,767	371,313

		1,199,232

Telecommunications — 1.3%
AT&T, Inc.	16,330	639,646

		2,283,868

Consumer, Cyclical — 9.2%
Airlines — 0.5%
Southwest Airlines Co.	4,634	259,411

Apparel — 1.2%
Hanesbrands, Inc. (b)	24,880	613,043

Auto Manufacturers — 0.5%
PACCAR, Inc.	3,760	271,998

Home Furnishing — 0.8%
Whirlpool Corp.	2,179	401,895

Leisure Time — 0.8%
Carnival Corp.	5,919	382,190

Lodging — 0.9%
Wyndham Worldwide Corp.	4,450	469,075

Retail — 4.5%
Coach, Inc.	9,140	368,159
Target Corp.	9,450	557,644
Wal-Mart Stores, Inc.	10,170	794,684
Walgreens Boots Alliance, Inc.	7,453	575,521

		2,296,008

		4,693,620

Consumer, Non-cyclical — 16.9%
Agriculture — 1.2%
Philip Morris International, Inc.	5,260	583,913

Beverages — 1.9%
The Coca-Cola Co.	10,780	485,208
Coca-Cola European Partners PLC	11,800	491,116

		976,324

Biotechnology — 2.2%
Amgen, Inc.	2,928	545,926
Gilead Sciences, Inc.	7,372	597,279

		1,143,205

	Number of Shares	Value
Cosmetics & Personal Care — 1.2%
The Procter & Gamble Co.	6,912	$628,854

Health Care – Products — 3.1%
Danaher Corp.	6,328	542,816
Thermo Fisher Scientific, Inc.	2,274	430,241
Zimmer Biomet Holdings, Inc.	4,947	579,244

		1,552,301

Health Care – Services — 2.6%
UnitedHealth Group, Inc.	6,697	1,311,607

Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co.	10,090	643,137
GlaxoSmithKline PLC Sponsored ADR (b)	15,180	616,308
Pfizer, Inc.	31,998	1,142,328

		2,401,773

		8,597,977

Energy — 10.2%
Oil & Gas — 6.9%
Chevron Corp.	13,567	1,594,122
ConocoPhillips	5,172	258,859
Phillips 66	3,547	324,941
Suncor Energy, Inc.	38,324	1,342,490

		3,520,412

Oil & Gas Services — 2.4%
Halliburton Co.	10,328	475,398
Schlumberger Ltd.	4,209	293,620
Weatherford International PLC (a) (b)	100,466	460,134

		1,229,152

Pipelines — 0.9%
Enbridge, Inc.	11,397	476,850

		5,226,414

Financial — 31.3%
Banks — 16.6%
Bank of America Corp.	99,270	2,515,502
The Bank of New York Mellon Corp.	4,975	263,775
Citigroup, Inc.	17,790	1,294,045
JP Morgan Chase & Co.	24,897	2,377,912
KeyCorp	36,556	687,984
Morgan Stanley	11,373	547,837
Zions Bancorp	16,890	796,870

		8,483,925

Diversified Financial Services — 3.8%
Ameriprise Financial, Inc.	3,432	509,686
BlackRock, Inc.	1,220	545,450
Nasdaq, Inc.	11,528	894,227

		1,949,363

Insurance — 6.8%
American International Group, Inc.	16,945	1,040,254
Aon PLC	4,408	644,009

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Hartford Financial Services Group, Inc.	7,110	$394,107
MetLife, Inc.	14,104	732,703
XL Group Ltd.	16,192	638,774

		3,449,847

Real Estate Investment Trusts (REITS) — 4.1%
Crown Castle International Corp.	5,770	576,885
Digital Realty Trust, Inc.	2,878	340,554
HCP, Inc.	9,115	253,670
Invitation Homes, Inc.	10,023	227,021
Prologis, Inc.	10,470	664,426

		2,062,556

		15,945,691

Industrial — 11.6%
Aerospace & Defense — 2.0%
Lockheed Martin Corp.	3,249	1,008,132

Electronics — 1.2%
TE Connectivity Ltd.	7,167	595,291

Environmental Controls — 1.1%
Waste Management, Inc.	7,300	571,371

Machinery – Construction & Mining — 1.1%
Caterpillar, Inc.	4,520	563,689

Machinery – Diversified — 0.6%
Zebra Technologies Corp. Class A (a)	2,670	289,909

Manufacturing — 1.1%
Siemens AG Sponsored ADR	8,100	573,075

Miscellaneous – Manufacturing — 1.4%
Parker-Hannifin Corp.	4,160	728,083

Packaging & Containers — 1.0%
WestRock Co.	8,880	503,763

Transportation — 2.1%
FedEx Corp.	1,328	299,570
Kansas City Southern	3,060	332,561
XPO Logistics, Inc. (a)	6,604	447,619

		1,079,750

		5,913,063

Technology — 7.9%
Computers — 1.4%
Check Point Software Technologies Ltd. (a)	1,877	214,016
HP, Inc.	25,600	510,976

		724,992

Semiconductors — 2.8%
Broadcom Ltd.	1,966	476,833
Marvell Technology Group Ltd.	28,430	508,897
Texas Instruments, Inc.	4,923	441,298

		1,427,028

	Number of Shares	Value
Software — 3.7%
First Data Corp. Class A (a)	29,941	$540,135
Microsoft Corp.	9,331	695,066
Synopsys, Inc. (a)	8,107	652,857

		1,888,058

		4,040,078

Utilities — 4.5%
Electric — 4.5%
Edison International	18,172	1,402,333
Entergy Corp.	8,170	623,861
NextEra Energy, Inc.	1,843	270,092

		2,296,286

TOTAL COMMON STOCK (Cost $42,074,221)		49,869,864

TOTAL EQUITIES (Cost $42,074,221)		49,869,864

MUTUAL FUNDS — 3.4%
Diversified Financial Services — 3.4%
State Street Navigator Securities Lending Prime Portfolio (c)	1,718,034	1,718,034

TOTAL MUTUAL FUNDS (Cost $1,718,034)		1,718,034

TOTAL LONG-TERM INVESTMENTS (Cost $43,792,255)		51,587,898

	Principal Amount
SHORT-TERM INVESTMENTS — 2.9%
Repurchase Agreement — 2.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (d)	$1,462,606	1,462,606

Time Deposit — 0.0%
Euro Time Deposit 0.120% 10/02/17	538	538

TOTAL SHORT-TERM INVESTMENTS (Cost $1,463,144)		1,463,144

TOTAL INVESTMENTS — 104.1% (Cost $45,255,399) (e)		53,051,042

Other Assets/(Liabilities) — (4.1)%		(2,070,846)

NET ASSETS — 100.0%		$50,980,196

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments (Continued)

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2017, was $1,672,576 or 3.28% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $1,462,612. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 1/31/22, and an aggregate market value, including accrued interest, of $1,492,979.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 100.4%

COMMON STOCK — 100.4%
Basic Materials — 2.3%
Chemicals — 1.2%
Air Products & Chemicals, Inc.	3,090	$467,270
Albemarle Corp.	2,010	273,983
Ashland Global Holdings, Inc.	700	45,773
Cabot Corp.	200	11,160
Celanese Corp. Series A	1,500	156,405
DowDuPont, Inc.	810	56,076
Eastman Chemical Co.	4,300	389,107
Huntsman Corp.	21,300	584,046
LyondellBasell Industries NV Class A	3,400	336,770
Olin Corp.	1,600	54,800
Platform Specialty Products Corp. (a)	9,900	110,385
Praxair, Inc.	350	48,909
Westlake Chemical Corp.	160	13,295

		2,547,979

Forest Products & Paper — 0.2%
Domtar Corp.	8,137	353,065

Iron & Steel — 0.3%
Steel Dynamics, Inc.	4,200	144,774
United States Steel Corp.	17,290	443,661

		588,435

Mining — 0.6%
Alcoa Corp.	7,300	340,326
Freeport-McMoRan, Inc. (a)	9,331	131,007
Newmont Mining Corp.	7,800	292,578
Southern Copper Corp.	9,100	361,816

		1,125,727

		4,615,206

Communications — 7.9%
Advertising — 0.0%
The Interpublic Group of Cos., Inc.	300	6,237

Internet — 0.5%
eBay, Inc. (a)	19,100	734,586
FireEye, Inc. (a)	700	11,739
Liberty Expedia Holdings, Inc. Class A (a)	700	37,177
Liberty Ventures Series A (a)	1,400	80,570
Twitter, Inc. (a)	6,000	101,220

		965,292

Media — 2.3%
Charter Communications, Inc. Class A (a)	2,290	832,232
Comcast Corp. Class A	23,000	885,040
Discovery Communications, Inc. Class A (a)	6,100	129,869

	Number of Shares	Value
Discovery Communications, Inc. Class C (a)	3,300	$66,858
DISH Network Corp. Class A (a)	200	10,846
John Wiley & Sons, Inc. Class A	1,400	74,900
Liberty Broadband Corp. Class C (a)	1,400	133,420
Liberty Media Corp-Liberty SiriusXM Class C (a)	2,500	104,675
News Corp. Class A	2,800	37,128
Scripps Networks Interactive, Inc. Class A	2,200	188,958
Sirius XM Holdings, Inc.	117,400	648,048
TEGNA, Inc.	4,455	59,385
Time Warner, Inc.	3,390	347,306
Twenty-First Century Fox, Inc. Class A	11,200	295,456
Twenty-First Century Fox, Inc. Class B	4,300	110,897
Viacom, Inc. Class A	200	7,340
Viacom, Inc. Class B	7,800	217,152
The Walt Disney Co.	6,660	656,476

		4,805,986

Telecommunications — 5.1%
ARRIS International PLC (a)	13,600	387,464
AT&T, Inc.	131,214	5,139,652
CenturyLink, Inc.	7	132
Cisco Systems, Inc.	66,300	2,229,669
EchoStar Corp. Class A (a)	2,400	137,352
Juniper Networks, Inc.	18,600	517,638
LogMeIn, Inc.	450	49,523
Motorola Solutions, Inc.	2,400	203,688
T-Mobile US, Inc. (a)	12,850	792,331
Telephone & Data Systems, Inc.	1,118	31,181
Verizon Communications, Inc.	18,000	890,820

		10,379,450

		16,156,965

Consumer, Cyclical — 9.6%
Airlines — 1.1%
Alaska Air Group, Inc.	4,900	373,723
American Airlines Group, Inc.	7,300	346,677
Copa Holdings SA Class A	1,820	226,644
Delta Air Lines, Inc.	14,900	718,478
JetBlue Airways Corp. (a)	17,500	324,275
Spirit Airlines, Inc. (a)	600	20,046
United Continental Holdings, Inc. (a)	5,100	310,488

		2,320,331

Apparel — 0.2%
Michael Kors Holdings Ltd. (a)	3,000	143,550
Ralph Lauren Corp.	3,900	344,331

		487,881

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Auto Manufacturers — 1.0%
Ford Motor Co.	74,500	$891,765
General Motors Co.	29,300	1,183,134

		2,074,899

Auto Parts & Equipment — 0.9%
Adient PLC	62	5,207
BorgWarner, Inc.	7,200	368,856
The Goodyear Tire & Rubber Co.	13,100	435,575
Lear Corp.	5,270	912,132

		1,721,770

Distribution & Wholesale — 0.0%
WESCO International, Inc. (a)	1,200	69,900

Entertainment — 0.2%
Cinemark Holdings, Inc.	3,500	126,735
Dolby Laboratories, Inc. Class A	800	46,016
International Game Technology PLC	6,300	154,665
Regal Entertainment Group Class A	800	12,800

		340,216

Food Services — 0.0%
Aramark	400	16,244

Home Builders — 0.6%
CalAtlantic Group, Inc.	2,000	73,260
D.R. Horton, Inc.	2,000	79,860
Lennar Corp. Class A	2,700	142,560
Lennar Corp. Class B	3,000	135,240
PulteGroup, Inc.	14,700	401,751
Toll Brothers, Inc.	10,500	435,435

		1,268,106

Home Furnishing — 0.1%
Tempur Sealy International, Inc. (a)	1,000	64,520
Whirlpool Corp.	1,010	186,284

		250,804

Housewares — 0.1%
Newell Brands, Inc.	4,700	200,549

Leisure Time — 0.7%
Brunswick Corp.	500	27,985
Harley-Davidson, Inc.	1,500	72,315
Norwegian Cruise Line Holdings Ltd. (a)	8,300	448,615
Royal Caribbean Cruises Ltd.	7,620	903,275

		1,452,190

Lodging — 0.6%
Hilton Worldwide Holdings, Inc.	700	48,615
Hyatt Hotels Corp. Class A (a)	7,000	432,530
MGM Resorts International	25,100	818,009

		1,299,154

	Number of Shares	Value
Retail — 4.0%
Bed Bath & Beyond, Inc.	11,300	$265,211
Best Buy Co., Inc.	8,500	484,160
Burlington Stores, Inc. (a)	3,800	362,748
CVS Health Corp.	12,880	1,047,402
Dick’s Sporting Goods, Inc.	1,800	48,618
Foot Locker, Inc.	2,000	70,440
GameStop Corp. Class A	18,300	378,078
The Gap, Inc.	14,200	419,326
Kohl’s Corp.	11,700	534,105
Liberty Interactive Corp. Class A (a)	4,800	113,136
Macy’s, Inc.	14,644	319,532
The Michaels Cos., Inc. (a)	4,100	88,027
Nu Skin Enterprises, Inc. Class A	4,900	301,252
Penske Automotive Group, Inc.	6,300	299,691
PVH Corp.	4,360	549,622
Target Corp.	11,200	660,912
Tiffany & Co.	500	45,890
Urban Outfitters, Inc. (a)	300	7,170
Wal-Mart Stores, Inc.	15,900	1,242,426
Walgreens Boots Alliance, Inc.	9,639	744,323
Williams-Sonoma, Inc.	2,200	109,692

		8,091,761

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	1,100	107,437

		19,701,242

Consumer, Non-cyclical — 17.1%
Agriculture — 1.1%
Archer-Daniels-Midland Co.	1,200	51,012
Bunge Ltd.	2,700	187,542
Philip Morris International, Inc.	17,470	1,939,345

		2,177,899

Beverages — 0.5%
The Coca-Cola Co.	12,400	558,124
Molson Coors Brewing Co. Class B	1,560	127,359
PepsiCo, Inc.	2,910	324,261

		1,009,744

Biotechnology — 1.6%
Alexion Pharmaceuticals, Inc. (a)	2,820	395,618
Amgen, Inc.	9,630	1,795,513
Bio-Rad Laboratories, Inc. Class A (a)	10	2,222
Gilead Sciences, Inc.	7,700	623,854
United Therapeutics Corp. (a)	4,150	486,339

		3,303,546

Commercial Services — 0.5%
Booz Allen Hamilton Holding Corp.	3,900	145,821
CoreLogic, Inc. (a)	400	18,488
Graham Holdings Co. Class B	6	3,511
H&R Block, Inc.	15,200	402,496

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ManpowerGroup, Inc.	3,810	$448,894
Quanta Services, Inc. (a)	1,300	48,581
Sabre Corp.	2,000	36,200

		1,103,991

Cosmetics & Personal Care — 2.2%
Colgate-Palmolive Co.	4,100	298,685
Edgewell Personal Care Co. (a)	780	56,760
The Procter & Gamble Co.	45,310	4,122,304

		4,477,749

Foods — 0.7%
Campbell Soup Co.	700	32,774
Conagra Brands, Inc.	8,600	290,164
Ingredion, Inc.	160	19,302
The J.M. Smucker Co.	350	36,726
The Kraft Heinz Co.	400	31,020
The Kroger Co.	3,600	72,216
Lamb Weston Holdings, Inc.	33	1,547
Mondelez International, Inc. Class A	50	2,033
Pilgrim’s Pride Corp. (a)	14,200	403,422
Pinnacle Foods, Inc.	100	5,717
Post Holdings, Inc. (a)	300	26,481
Seaboard Corp.	30	135,150
Tyson Foods, Inc. Class A	4,700	331,115

		1,387,667

Health Care – Products — 2.3%
Abbott Laboratories	40,700	2,171,752
Alere, Inc. (a)	1,000	50,990
Baxter International, Inc.	8,900	558,475
The Cooper Cos., Inc.	280	66,391
Danaher Corp.	1,700	145,826
Hologic, Inc. (a)	5,000	183,450
Medtronic PLC	5,269	409,770
QIAGEN NV (a)	8,100	255,150
STERIS PLC	4,900	433,160
Teleflex, Inc.	460	111,306
Thermo Fisher Scientific, Inc.	570	107,844
VWR Corp. (a)	1,800	59,598
Zimmer Biomet Holdings, Inc.	1,070	125,286

		4,678,998

Health Care – Services — 2.0%
Aetna, Inc.	2,421	384,963
Anthem, Inc.	4,380	831,675
Centene Corp. (a)	3,800	367,726
Cigna Corp.	4,310	805,711
DaVita, Inc. (a)	2,500	148,475
HCA Healthcare, Inc. (a)	3,800	302,442
Humana, Inc.	860	209,522
LifePoint Health, Inc. (a)	4,900	283,710
Quest Diagnostics, Inc.	2,070	193,835
WellCare Health Plans, Inc. (a)	3,830	657,764

		4,185,823

	Number of Shares	Value
Household Products & Wares — 0.1%
Avery Dennison Corp.	100	$9,834
Kimberly-Clark Corp.	770	90,614

		100,448

Pharmaceuticals — 6.1%
Allergan PLC	4,730	969,413
Bristol-Myers Squibb Co.	9,900	631,026
Cardinal Health, Inc.	3,300	220,836
Endo International PLC (a)	31,100	266,372
Express Scripts Holding Co. (a)	10,400	658,528
Johnson & Johnson	25,280	3,286,653
Mallinckrodt PLC (a)	9,060	338,572
McKesson Corp.	4,520	694,317
Merck & Co., Inc.	33,228	2,127,589
Mylan NV (a)	4,700	147,439
Perrigo Co. PLC	1,300	110,045
Pfizer, Inc.	87,015	3,106,435
Premier, Inc. Class A (a)	400	13,028

		12,570,253

		34,996,118

Energy — 7.5%
Coal — 0.1%
CONSOL Energy, Inc. (a)	3,900	66,066

Energy – Alternate Sources — 0.1%
First Solar, Inc. (a)	5,600	256,928

Oil & Gas — 6.2%
Andeavor	4,110	423,947
Apache Corp.	28	1,282
Chevron Corp.	24,505	2,879,337
ConocoPhillips	1,548	77,477
Devon Energy Corp.	12,750	468,053
Diamondback Energy, Inc. (a)	60	5,878
Energen Corp. (a)	800	43,744
Exxon Mobil Corp.	65,490	5,368,870
Gulfport Energy Corp. (a)	56,600	811,644
Marathon Oil Corp.	4,700	63,732
Marathon Petroleum Corp.	5,040	282,643
Murphy Oil Corp.	1,700	45,152
Noble Energy, Inc.	80	2,269
Occidental Petroleum Corp.	1,930	123,925
Patterson-UTI Energy, Inc.	2,500	52,350
PBF Energy, Inc. Class A	2,300	63,503
Phillips 66	4,600	421,406
Pioneer Natural Resources Co.	90	13,279
QEP Resources, Inc. (a)	2,600	22,282
Rice Energy, Inc. (a)	600	17,364
Southwestern Energy Co. (a)	7,500	45,825
Transocean Ltd. (a)	52,800	568,128
Valero Energy Corp.	11,764	905,005
Whiting Petroleum Corp. (a)	5,800	31,668
WPX Energy, Inc. (a)	66	759

		12,739,522

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 1.0%
Baker Hughes a GE Co.	5,703	$208,844
Halliburton Co.	10,800	497,124
National Oilwell Varco, Inc.	1,400	50,022
Oceaneering International, Inc.	6,300	165,501
Schlumberger Ltd.	15,140	1,056,166

		1,977,657

Pipelines — 0.1%
Targa Resources Corp.	900	42,570
The Williams Cos., Inc.	5,400	162,054

		204,624

		15,244,797

Financial — 33.4%
Banks — 16.9%
Associated Banc-Corp.	950	23,037
Bank of America Corp.	223,873	5,672,942
Bank of Hawaii Corp.	820	68,355
The Bank of New York Mellon Corp.	14,450	766,139
BankUnited, Inc.	300	10,671
BB&T Corp.	10,019	470,292
BOK Financial Corp.	5,800	516,664
Capital One Financial Corp.	6,650	562,989
Citigroup, Inc.	55,971	4,071,331
Citizens Financial Group, Inc.	20,400	772,548
Comerica, Inc.	6,600	503,316
Commerce Bancshares, Inc.	1,016	58,694
Cullen/Frost Bankers, Inc.	2,500	237,300
East West Bancorp, Inc.	1,800	107,604
F.N.B. Corp.	4,000	56,120
Fifth Third Bancorp	11,360	317,853
First Horizon National Corp.	19,416	371,816
The Goldman Sachs Group, Inc.	6,290	1,491,925
Huntington Bancshares, Inc.	3,071	42,871
JP Morgan Chase & Co.	67,627	6,459,055
KeyCorp	26,996	508,065
M&T Bank Corp.	2,505	403,405
Morgan Stanley	29,800	1,435,466
Northern Trust Corp.	700	64,351
PacWest Bancorp	6,700	338,417
The PNC Financial Services Group, Inc.	10,436	1,406,460
Popular, Inc.	12,600	452,844
Prosperity Bancshares, Inc.	900	59,157
Regions Financial Corp.	24,260	369,480
State Street Corp.	6,600	630,564
SunTrust Banks, Inc.	10,100	603,677
SVB Financial Group (a)	900	168,381
Synovus Financial Corp.	4,971	228,964
TCF Financial Corp.	24,000	408,960
US Bancorp	3,190	170,952
Webster Financial Corp.	1,200	63,060
Wells Fargo & Co.	67,053	3,697,973

	Number of Shares	Value
Western Alliance Bancorp (a)	4,100	$217,628
Zions Bancorp	15,050	710,059

		34,519,385

Diversified Financial Services — 3.1%
Affiliated Managers Group, Inc.	400	75,932
Air Lease Corp.	1,800	76,716
Ally Financial, Inc.	18,800	456,088
American Express Co.	3,200	289,472
Ameriprise Financial, Inc.	3,000	445,530
The Charles Schwab Corp.	400	17,496
CIT Group, Inc.	4,400	215,820
CME Group, Inc.	1,670	226,586
Credit Acceptance Corp. (a)	2,670	748,054
Discover Financial Services	5,500	354,640
E*TRADE Financial Corp. (a)	16,300	710,843
Federated Investors, Inc. Class B	1,800	53,460
FNF Group	2,557	121,355
Franklin Resources, Inc.	7,700	342,727
Intercontinental Exchange, Inc.	635	43,624
Invesco Ltd.	10,700	374,928
Lazard Ltd. Class A	3,600	162,792
Legg Mason, Inc.	6,300	247,653
Navient Corp.	4,800	72,096
OneMain Holdings, Inc. (a)	5,400	152,226
Raymond James Financial, Inc.	1,400	118,062
Santander Consumer USA Holdings, Inc. (a)	2,100	32,277
SLM Corp. (a)	6,600	75,702
Synchrony Financial	10,800	335,340
T. Rowe Price Group, Inc.	7,100	643,615

		6,393,034

Insurance — 8.2%
Aflac, Inc.	5,200	423,228
Alleghany Corp. (a)	85	47,091
The Allstate Corp.	7,400	680,134
American Financial Group, Inc.	4,500	465,525
American International Group, Inc.	11,902	730,664
American National Insurance Co.	310	36,605
Arch Capital Group Ltd. (a)	4,700	462,950
Aspen Insurance Holdings Ltd.	600	24,240
Assurant, Inc.	820	78,326
Assured Guaranty Ltd.	14,700	554,925
Athene Holding Ltd. Class A (a)	8,100	436,104
Axis Capital Holdings Ltd.	4,900	280,819
Berkshire Hathaway, Inc. Class B (a)	19,630	3,598,572
Brighthouse Financial, Inc. (a)	1,230	74,784
Chubb Ltd.	5,151	734,275
Cincinnati Financial Corp.	320	24,502
CNA Financial Corp.	12,600	633,150
Everest Re Group Ltd.	2,330	532,149
Fairfax Financial Holdings Ltd.	163	84,597
First American Financial Corp.	11,100	554,667

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Hanover Insurance Group, Inc.	300	$29,079
The Hartford Financial Services Group, Inc.	13,690	758,837
Lincoln National Corp.	6,298	462,777
Loews Corp.	4,220	201,969
Markel Corp. (a)	5	5,340
Mercury General Corp.	90	5,102
MetLife, Inc.	13,540	703,403
Old Republic International Corp.	15,500	305,195
Principal Financial Group, Inc.	8,300	534,022
Prudential Financial, Inc.	6,780	720,850
Reinsurance Group of America, Inc.	4,940	689,278
RenaissanceRe Holdings Ltd.	140	18,920
Torchmark Corp.	890	71,280
The Travelers Cos., Inc.	919	112,596
Unum Group	9,000	460,170
Validus Holdings Ltd.	800	39,368
Voya Financial, Inc.	8,800	351,032
W.R. Berkley Corp.	900	60,066
White Mountains Insurance Group Ltd.	3	2,571
Willis Towers Watson PLC	1,240	191,245
XL Group Ltd.	15,650	617,392

		16,797,799

Real Estate — 0.3%
CBRE Group, Inc. Class A (a)	2,100	79,548
Jones Lang LaSalle, Inc.	440	54,340
Realogy Holdings Corp.	11,900	392,105

		525,993

Real Estate Investment Trusts (REITS) — 4.9%
AGNC Investment Corp.	33,900	734,952
Alexandria Real Estate Equities, Inc.	20	2,379
American Campus Communities, Inc.	100	4,415
Annaly Capital Management, Inc.	44,960	548,062
Apartment Investment & Management Co. Class A	100	4,386
Apple Hospitality REIT, Inc.	2,600	49,166
AvalonBay Communities, Inc.	1,844	329,007
Boston Properties, Inc.	50	6,144
Brandywine Realty Trust	2,000	34,980
Brixmor Property Group, Inc.	3,300	62,040
Camden Property Trust	100	9,145
Chimera Investment Corp.	24,420	462,026
CoreCivic, Inc.	3,205	85,798
Corporate Office Properties Trust	1,000	32,830
DCT Industrial Trust, Inc.	10,900	631,328
Digital Realty Trust, Inc.	30	3,550
Duke Realty Corp.	4,800	138,336
EPR Properties	900	62,766
Equity Commonwealth (a)	2,167	65,877
Equity Residential	4,200	276,906
Essex Property Trust, Inc.	1,223	310,679

	Number of Shares	Value
Gaming and Leisure Properties, Inc.	13,100	$483,259
GGP, Inc.	300	6,231
HCP, Inc.	9,500	264,385
Highwoods Properties, Inc.	800	41,672
Hospitality Properties Trust	540	15,385
Host Hotels & Resorts, Inc.	17,203	318,083
JBG SMITH Properties (a)	19	650
Kilroy Realty Corp.	100	7,112
Kimco Realty Corp.	200	3,910
Liberty Property Trust	2,170	89,100
The Macerich Co.	1,882	103,454
Medical Properties Trust, Inc.	3,900	51,207
MFA Financial, Inc.	29,900	261,924
Mid-America Apartment Communities, Inc.	3,983	425,703
National Retail Properties, Inc.	300	12,498
New Residential Investment Corp.	25,500	426,615
Omega Healthcare Investors, Inc.	4,700	149,977
Park Hotels & Resorts, Inc.	24,900	686,244
Piedmont Office Realty Trust, Inc. Class A	2,400	48,384
Prologis, Inc.	7,385	468,652
Rayonier, Inc.	500	14,445
Realty Income Corp.	600	34,314
Senior Housing Properties Trust	3,600	70,380
Spirit Realty Capital, Inc.	200	1,714
Starwood Property Trust, Inc.	16,000	347,520
Two Harbors Investment Corp.	73,300	738,864
UDR, Inc.	3,100	117,893
Uniti Group, Inc. (a)	72	1,056
Ventas, Inc.	3,800	247,494
Vornado Realty Trust	38	2,921
Weingarten Realty Investors	900	28,566
Welltower, Inc.	4,800	337,344
Weyerhaeuser Co.	9,600	326,688
WP Carey, Inc.	800	53,912

		10,042,328

Savings & Loans — 0.0%
New York Community Bancorp, Inc.	90	1,160
People’s United Financial, Inc.	4,200	76,188

		77,348

		68,355,887

Industrial — 8.7%
Aerospace & Defense — 1.5%
Arconic, Inc.	3,300	82,104
Harris Corp.	418	55,042
L3 Technologies, Inc.	790	148,860
Lockheed Martin Corp.	2,740	850,195
Raytheon Co.	500	93,290
Spirit AeroSystems Holdings, Inc. Class A	7,200	559,584

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
United Technologies Corp.	10,920	$1,267,593

		3,056,668

Building Materials — 0.2%
Fortune Brands Home & Security, Inc.	200	13,446
Johnson Controls International PLC	29	1,169
Owens Corning	6,000	464,100
USG Corp. (a)	1,000	32,650

		511,365

Electrical Components & Equipment — 0.4%
AMETEK, Inc.	3,400	224,536
Emerson Electric Co.	8,300	521,572

		746,108

Electronics — 1.5%
Agilent Technologies, Inc.	9,600	616,320
Arrow Electronics, Inc. (a)	3,800	305,558
Corning, Inc.	4,400	131,648
Fortive Corp.	1,400	99,106
Garmin Ltd.	3,300	178,101
Gentex Corp.	8,000	158,400
Honeywell International, Inc.	4,050	574,047
Jabil, Inc.	17,200	491,060
Keysight Technologies, Inc. (a)	2,400	99,984
PerkinElmer, Inc.	810	55,866
Trimble, Inc. (a)	11,100	435,675

		3,145,765

Engineering & Construction — 0.2%
AECOM (a)	4,411	162,369
Fluor Corp.	1,900	79,990
Jacobs Engineering Group, Inc.	2,500	145,675

		388,034

Environmental Controls — 0.5%
Republic Services, Inc.	3,290	217,337
Waste Management, Inc.	10,440	817,139

		1,034,476

Hand & Machine Tools — 0.2%
Regal Beloit Corp.	6,100	481,900
Stanley Black & Decker, Inc.	5	755

		482,655

Machinery – Construction & Mining — 0.9%
Caterpillar, Inc.	3,960	493,852
Oshkosh Corp.	7,700	635,558
Terex Corp.	13,800	621,276

		1,750,686

Machinery – Diversified — 0.6%
AGCO Corp.	3,766	277,818
Cummins, Inc.	3,660	614,990
IDEX Corp.	810	98,390
Roper Technologies, Inc.	530	129,002
Xylem, Inc.	300	18,789

		1,138,989

	Number of Shares	Value
Metal Fabricate & Hardware — 0.2%
The Timken Co.	8,900	$432,095
Valmont Industries, Inc.	70	11,067

		443,162

Miscellaneous – Manufacturing — 1.6%
AptarGroup, Inc.	600	51,786
Carlisle Cos., Inc.	100	10,029
Colfax Corp. (a)	4,900	204,036
Crane Co.	3,920	313,561
Donaldson Co., Inc.	2,000	91,880
Dover Corp.	4,300	392,977
Eaton Corp. PLC	1,272	97,677
General Electric Co.	41,890	1,012,900
Ingersoll-Rand PLC	2,700	240,759
ITT, Inc.	1,000	44,270
Parker-Hannifin Corp.	1,990	348,290
Pentair PLC	1,019	69,251
Trinity Industries, Inc.	11,600	370,040

		3,247,456

Packaging & Containers — 0.5%
Ardagh Group SA	12,700	271,907
Bemis Co., Inc.	60	2,734
Crown Holdings, Inc. (a)	1,000	59,720
Owens-Illinois, Inc. (a)	19,600	493,136
WestRock Co.	3,440	195,151

		1,022,648

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	460	104,162

Transportation — 0.3%
CSX Corp.	1,500	81,390
Norfolk Southern Corp.	3,390	448,294
Ryder System, Inc.	90	7,609
Union Pacific Corp.	1,360	157,719

		695,012

		17,767,186

Technology — 7.4%
Computers — 2.1%
Amdocs Ltd.	3,000	192,960
Brocade Communications Systems, Inc.	1,000	11,950
Conduent, Inc. (a)	51	799
DST Systems, Inc.	3,400	186,592
Hewlett Packard Enterprise Co.	24,300	357,453
HP, Inc.	35,300	704,588
International Business Machines Corp.	4,320	626,746
Leidos Holdings, Inc.	2,350	139,167
NetApp, Inc.	10,900	476,984
Teradata Corp. (a)	11,900	402,101
Western Digital Corp.	12,736	1,100,390

		4,199,730

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Office & Business Equipment — 0.4%
Pitney Bowes, Inc.	16,500	$231,165
Xerox Corp.	16,614	553,080

		784,245

Semiconductors — 2.7%
Cypress Semiconductor Corp.	4,400	66,088
Intel Corp.	87,300	3,324,384
Marvell Technology Group Ltd.	21,400	383,060
Micron Technology, Inc. (a)	18,000	707,940
NXP Semiconductor NV (a)	1,960	221,657
ON Semiconductor Corp. (a)	24,000	443,280
QUALCOMM, Inc.	4,300	222,912
Teradyne, Inc.	4,700	175,263
Xilinx, Inc.	200	14,166

		5,558,750

Software — 2.2%
Autodesk, Inc. (a)	360	40,414
CA, Inc.	13,890	463,648
The Dun & Bradstreet Corp.	100	11,641
Fidelity National Information Services, Inc.	7,200	672,408
Micro Focus International PLC Sponsored ADR (a)	3,337	106,450
Nuance Communications, Inc. (a)	2,700	42,444
Oracle Corp.	50,900	2,461,015
SS&C Technologies Holdings, Inc	100	4,015
Synopsys, Inc. (a)	6,423	517,244
Zynga, Inc. Class A (a)	63,900	241,542

		4,560,821

		15,103,546

Utilities — 6.5%
Electric — 5.2%
AES Corp.	70,600	778,012
Alliant Energy Corp.	600	24,942
Ameren Corp.	2,360	136,502
American Electric Power Co., Inc.	2,830	198,779
Avangrid, Inc.	9,900	469,458
Calpine Corp. (a)	20,400	300,900
CenterPoint Energy, Inc.	21,600	630,936
CMS Energy Corp.	2,300	106,536
Consolidated Edison, Inc.	5,160	416,309
DTE Energy Co.	9,820	1,054,275
Duke Energy Corp.	8,314	697,711
Edison International	7,780	600,383
Entergy Corp.	7,900	603,244
Eversource Energy	1,481	89,512
Exelon Corp.	18,475	695,953
FirstEnergy Corp.	13,327	410,871
Great Plains Energy, Inc.	1,337	40,511
Hawaiian Electric Industries, Inc.	900	30,033
NextEra Energy, Inc.	5,632	825,369

	Number of Shares	Value
OGE Energy Corp.	3,600	$129,708
PG&E Corp.	18,930	1,288,944
Pinnacle West Capital Corp.	1,760	148,826
PPL Corp.	4,100	155,595
Public Service Enterprise Group, Inc.	7,600	351,500
SCANA Corp.	420	20,366
The Southern Co.	50	2,457
Vistra Energy Corp.	900	16,821
WEC Energy Group, Inc.	2,720	170,762
Westar Energy, Inc.	200	9,920
Xcel Energy, Inc.	3,720	176,030

		10,581,165

Gas — 1.3%
Atmos Energy Corp.	6,650	557,536
National Fuel Gas Co.	1,150	65,101
NiSource, Inc.	27,290	698,351
Sempra Energy	12,590	1,436,897
UGI Corp.	435	20,384
Vectren Corp.	150	9,866

		2,788,135

Water — 0.0%
Aqua America, Inc.	25	830

		13,370,130

TOTAL COMMON STOCK (Cost $185,643,456)		205,311,077

TOTAL EQUITIES (Cost $185,643,456)		205,311,077

RIGHTS — 0.0%
Consumer, Cyclical — 0.0%
Retail — 0.0%
Safeway Casa Ley CVR (a) (b) (c)	9,300	9,393
Safeway PDC, LLC CVR (a) (b) (c)	9,300	465

TOTAL RIGHTS (Cost $9,700)		9,858

TOTAL LONG-TERM INVESTMENTS (Cost $185,653,156)		205,320,935

	Principal Amount

SHORT-TERM INVESTMENTS — 0.2%
Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (d)	$256,308	256,308

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Deposit — 0.1%
Euro Time Deposit 0.120% 10/02/17	$253,908	253,908

TOTAL SHORT-TERM INVESTMENTS (Cost $510,216)		510,216

TOTAL INVESTMENTS — 100.6% (Cost $186,163,372) (e)		205,831,151

Other Assets/(Liabilities) — (0.6)%		(1,255,988)

NET ASSETS — 100.0%		$204,575,163

Abbreviation Legend

ADR	American Depositary Receipt
CVR	Contingent Value Rights

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2017, these securities amounted to a value of $9,858 or 0.00% of net assets.
(d)	Maturity value of $256,310. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/21, and an aggregate market value, including accrued interest, of $265,361.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 98.1%

COMMON STOCK — 98.1%
Basic Materials — 2.4%
Chemicals — 2.4%
DowDuPont, Inc.	20,144	$1,394,569
PPG Industries, Inc.	17,394	1,890,032

		3,284,601

Communications — 13.4%
Internet — 7.2%
Alphabet, Inc. Class C (a)	6,355	6,095,144
Facebook, Inc. Class A (a)	21,026	3,592,713
Snap, Inc. Class A (a) (b)	26,170	380,512

		10,068,369

Media — 3.0%
Comcast Corp. Class A	107,052	4,119,361

Telecommunications — 3.2%
Cisco Systems, Inc.	62,590	2,104,902
Verizon Communications, Inc.	48,230	2,386,902

		4,491,804

		18,679,534

Consumer, Cyclical — 7.7%
Auto Parts & Equipment — 1.3%
Delphi Automotive PLC	18,314	1,802,097

Distribution & Wholesale — 0.5%
Fastenal Co.	16,490	751,614

Home Furnishing — 1.2%
Whirlpool Corp.	8,620	1,589,873

Retail — 4.7%
AutoZone, Inc. (a)	3,975	2,365,562
Lowe’s Cos., Inc.	22,490	1,797,851
McDonald’s Corp.	15,437	2,418,669

		6,582,082

		10,725,666

Consumer, Non-cyclical — 24.6%
Agriculture — 1.9%
Philip Morris International, Inc.	23,781	2,639,929

Beverages — 2.7%
PepsiCo, Inc.	33,687	3,753,742

Biotechnology — 3.5%
Celgene Corp. (a)	20,652	3,011,475
Gilead Sciences, Inc.	23,200	1,879,664

		4,891,139

Commercial Services — 4.0%
Equifax, Inc.	3,100	328,569
Nielsen Holdings PLC	37,050	1,535,723
PayPal Holdings, Inc. (a)	28,957	1,854,117

	Number of Shares	Value
S&P Global, Inc.	12,050	$1,883,535

		5,601,944

Foods — 3.1%
The Kraft Heinz Co.	27,240	2,112,462
Mondelez International, Inc. Class A	52,511	2,135,097

		4,247,559

Health Care – Products — 1.9%
Boston Scientific Corp. (a)	45,103	1,315,654
Stryker Corp.	9,650	1,370,493

		2,686,147

Health Care – Services — 2.4%
UnitedHealth Group, Inc.	16,789	3,288,126

Pharmaceuticals — 5.1%
Express Scripts Holding Co. (a)	25,039	1,585,470
Merck & Co., Inc.	66,541	4,260,620
Mylan NV (a)	25,098	787,324
Valeant Pharmaceuticals International, Inc. (a) (b)	26,936	385,993

		7,019,407

		34,127,993

Energy — 6.2%
Oil & Gas — 3.2%
Phillips 66	13,538	1,240,216
Suncor Energy, Inc.	92,568	3,242,657

		4,482,873

Oil & Gas Services — 1.1%
Schlumberger Ltd.	20,680	1,442,637

Pipelines — 1.9%
Magellan Midstream Partners LP (c)	37,459	2,661,836

		8,587,346

Financial — 20.6%
Banks — 7.3%
The Bank of New York Mellon Corp.	40,867	2,166,768
Citigroup, Inc.	62,525	4,548,069
SunTrust Banks, Inc.	24,068	1,438,544
US Bancorp	35,306	1,892,049

		10,045,430

Diversified Financial Services — 6.0%
American Express Co.	32,352	2,926,562
CME Group, Inc.	14,395	1,953,114
Discover Financial Services	21,228	1,368,781
Intercontinental Exchange, Inc.	30,380	2,087,106

		8,335,563

Insurance — 6.0%
Berkshire Hathaway, Inc. Class B (a)	18,240	3,343,757
Brighthouse Financial, Inc. (a)	2,610	158,688
Marsh & McLennan Cos., Inc.	18,743	1,570,851

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MetLife, Inc.	28,730	$1,492,523
The Progressive Corp.	37,190	1,800,740

		8,366,559

Real Estate Investment Trusts (REITS) — 1.3%
Mid-America Apartment Communities, Inc.	9,886	1,056,616
Ventas, Inc.	11,550	752,251

		1,808,867

		28,556,419

Industrial — 9.6%
Aerospace & Defense — 2.0%
Lockheed Martin Corp.	8,663	2,688,042

Building Materials — 1.6%
Johnson Controls International PLC	31,854	1,283,398
Vulcan Materials Co.	7,875	941,850

		2,225,248

Electronics — 0.6%
Agilent Technologies, Inc.	13,554	870,167

Environmental Controls — 0.7%
Republic Services, Inc.	5,734	378,788
Waste Connections, Inc.	8,430	589,763

		968,551

Miscellaneous – Manufacturing — 2.1%
General Electric Co.	119,796	2,896,667

Transportation — 2.6%
Canadian National Railway Co.	22,230	1,841,756
Canadian Pacific Railway Ltd.	10,649	1,789,351

		3,631,107

		13,279,782

Technology — 10.4%
Computers — 7.6%
Amdocs Ltd.	34,939	2,247,277
Apple, Inc.	46,302	7,136,064
Western Digital Corp.	14,238	1,230,163

		10,613,504

Semiconductors — 1.9%
Applied Materials, Inc.	38,153	1,987,390
Maxim Integrated Products, Inc.	14,800	706,108

		2,693,498

Software — 0.9%
Cerner Corp. (a)	17,035	1,214,936

		14,521,938

Utilities — 3.2%
Electric — 2.0%
PG&E Corp.	40,840	2,780,796

	Number of Shares	Value
Gas — 1.2%
National Grid PLC	131,847	$1,632,343

		4,413,139

TOTAL COMMON STOCK (Cost $111,095,928)		136,176,418

TOTAL EQUITIES (Cost $111,095,928)		136,176,418

MUTUAL FUNDS — 0.6%
Diversified Financial Services — 0.6%
State Street Navigator Securities Lending Prime Portfolio (d)	781,944	781,944

TOTAL MUTUAL FUNDS (Cost $781,944)		781,944

TOTAL LONG-TERM INVESTMENTS (Cost $111,877,872)		136,958,362

	Principal Amount
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (e)	$1,659,586	1,659,586

Time Deposit — 0.0%
Euro Time Deposit 0.120% 10/02/17	7,311	7,311

TOTAL SHORT-TERM INVESTMENTS (Cost $1,666,897)		1,666,897

TOTAL INVESTMENTS — 99.9% (Cost $113,544,769) (f)		138,625,259

Other Assets/(Liabilities) — 0.1%		107,671

NET ASSETS — 100.0%		$138,732,930

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2017, was $758,826 or 0.55% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(c)	Security is a Master Limited Partnership.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $1,659,593. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 1/31/22, and an aggregate market value, including accrued interest, of $1,695,669.
(f)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	85.3%
Canada	5.7%
United Kingdom	5.2%
Netherlands	1.6%
Ireland	0.9%

Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 100.8%

COMMON STOCK — 100.8%
Basic Materials — 2.5%
Chemicals — 2.0%
Albemarle Corp.	400	$54,524
Celanese Corp. Series A	2,290	238,778
The Chemours Co.	33,300	1,685,313
FMC Corp.	6,700	598,377
Huntsman Corp.	38,300	1,050,186
LyondellBasell Industries NV Class A	12,170	1,205,439
Monsanto Co.	3,960	474,487
Platform Specialty Products Corp. (a)	77,800	867,470
Praxair, Inc.	3,680	514,243
Univar, Inc. (a)	5,600	162,008
Versum Materials, Inc.	2,420	93,945
Westlake Chemical Corp.	7,200	598,248

		7,543,018

Forest Products & Paper — 0.1%
International Paper Co.	9,200	522,744

Iron & Steel — 0.2%
Steel Dynamics, Inc.	16,100	554,967

Mining — 0.2%
Freeport-McMoRan, Inc. (a)	9,300	130,572
Southern Copper Corp.	19,502	775,399

		905,971

		9,526,700

Communications — 18.0%
Advertising — 0.3%
The Interpublic Group of Cos., Inc.	25,000	519,750
Omnicom Group, Inc.	8,100	599,967

		1,119,717

Internet — 13.5%
Alphabet, Inc. Class A (a)	8,359	8,139,325
Alphabet, Inc. Class C (a)	9,819	9,417,501
Amazon.com, Inc. (a)	8,651	8,316,639
CDW Corp.	1,400	92,400
Expedia, Inc.	2,052	295,365
F5 Networks, Inc. (a)	3,520	424,371
Facebook, Inc. Class A (a)	85,950	14,686,277
GoDaddy, Inc. Class A (a)	13,700	596,087
IAC/InterActiveCorp (a)	9,110	1,071,154
Liberty Expedia Holdings, Inc. Class A (a)	13,628	723,783
Match Group, Inc. (a)	200	4,638
Netflix, Inc. (a)	7,207	1,306,989
Palo Alto Networks, Inc. (a)	3,670	528,847
The Priceline Group, Inc. (a)	2,605	4,769,286
Symantec Corp.	26,600	872,746

	Number of Shares	Value
VeriSign, Inc. (a)	4,240	$451,094

		51,696,502

Media — 2.8%
AMC Networks, Inc. Class A (a)	25,300	1,479,291
CBS Corp. Class B	6,500	377,000
Charter Communications, Inc. Class A (a)	480	174,442
Comcast Corp. Class A	149,600	5,756,608
DISH Network Corp. Class A (a)	4,300	233,189
Scripps Networks Interactive, Inc. Class A	7,300	626,997
Sirius XM Holdings, Inc.	31,800	175,536
Twenty-First Century Fox, Inc. Class A	17,600	464,288
Twenty-First Century Fox, Inc. Class B	12,000	309,480
The Walt Disney Co.	12,820	1,263,667

		10,860,498

Telecommunications — 1.4%
Arista Networks, Inc. (a)	3,470	657,947
CommScope Holding Co., Inc. (a)	3,700	122,877
LogMeIn, Inc.	7,080	779,154
Motorola Solutions, Inc.	12,000	1,018,440
T-Mobile US, Inc. (a)	16,600	1,023,556
Verizon Communications, Inc.	38,400	1,900,416

		5,502,390

		69,179,107

Consumer, Cyclical — 11.2%
Airlines — 1.0%
Alaska Air Group, Inc.	12,200	930,494
American Airlines Group, Inc.	22,600	1,073,274
Copa Holdings SA Class A	8,550	1,064,731
Southwest Airlines Co.	16,400	918,072

		3,986,571

Apparel — 0.7%
Carter’s, Inc.	100	9,875
Hanesbrands, Inc.	41,000	1,010,240
Michael Kors Holdings Ltd. (a)	19,400	928,290
NIKE, Inc. Class B	180	9,333
Skechers U.S.A., Inc. Class A (a)	10	251
VF Corp.	9,400	597,558

		2,555,547

Auto Parts & Equipment — 1.1%
Allison Transmission Holdings, Inc.	31,700	1,189,701
BorgWarner, Inc.	14,180	726,441
Delphi Automotive PLC	7,700	757,680
Lear Corp.	8,400	1,453,872
Visteon Corp. (a)	550	68,074

		4,195,768

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Distribution & Wholesale — 0.0%
HD Supply Holdings, Inc. (a)	400	$14,428

Entertainment — 0.2%
Lions Gate Entertainment Corp. Class B (a)	22,100	702,559
The Madison Square Garden Co. Class A (a)	3	642
Regal Entertainment Group Class A	300	4,800

		708,001

Food Services — 0.0%
Aramark	2,500	101,525

Home Builders — 0.8%
D.R. Horton, Inc.	6,900	275,517
NVR, Inc. (a)	400	1,142,000
PulteGroup, Inc.	27,400	748,842
Thor Industries, Inc.	3,500	440,685
Toll Brothers, Inc.	13,600	563,992

		3,171,036

Home Furnishing — 0.2%
Tempur Sealy International, Inc. (a)	1,200	77,424
Whirlpool Corp.	2,750	507,210

		584,634

Housewares — 0.3%
The Toro Co.	13,360	829,122
Tupperware Brands Corp.	4,800	296,736

		1,125,858

Leisure Time — 0.2%
Brunswick Corp.	4,600	257,462
Harley-Davidson, Inc.	5,500	265,155
Polaris Industries, Inc.	700	73,241

		595,858

Lodging — 1.4%
Choice Hotels International, Inc.	700	44,730
Hilton Worldwide Holdings, Inc.	10,000	694,500
Las Vegas Sands Corp.	10,600	680,096
Marriott International, Inc. Class A	9,667	1,065,883
MGM Resorts International	40,000	1,303,600
Wyndham Worldwide Corp.	3,850	405,829
Wynn Resorts Ltd.	7,890	1,174,979

		5,369,617

Retail — 5.2%
AutoZone, Inc. (a)	38	22,614
Burlington Stores, Inc. (a)	1,200	114,552
CarMax, Inc. (a)	2,600	197,106
Chipotle Mexican Grill, Inc. (a)	3	923
Coach, Inc.	1,209	48,699
Costco Wholesale Corp.	9,930	1,631,400
Darden Restaurants, Inc.	3,900	307,242
Dick’s Sporting Goods, Inc.	20,900	564,509

	Number of Shares	Value
Dollar General Corp.	1,500	$121,575
Dollar Tree, Inc. (a)	2,727	236,758
Domino’s Pizza, Inc.	6,130	1,217,112
Dunkin’ Brands Group, Inc.	8,900	472,412
Foot Locker, Inc.	5,200	183,144
The Gap, Inc.	60,200	1,777,706
The Home Depot, Inc.	33,630	5,500,523
L Brands, Inc.	800	33,288
Liberty Interactive Corp. QVC Group Class A (a)	37,600	886,232
McDonald’s Corp.	6,200	971,416
The Michaels Cos., Inc. (a)	46,400	996,208
Nordstrom, Inc.	16,200	763,830
Nu Skin Enterprises, Inc. Class A	20,830	1,280,628
O’Reilly Automotive, Inc. (a)	70	15,076
Ross Stores, Inc.	8,460	546,262
Starbucks Corp.	1,100	59,081
The TJX Cos., Inc.	18,520	1,365,480
Walgreens Boots Alliance, Inc.	5,500	424,710
The Wendy’s Co.	3,300	51,249
Williams-Sonoma, Inc.	1,700	84,762
Yum China Holdings, Inc. (a)	4,800	191,856
Yum! Brands, Inc.	940	69,193

		20,135,546

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	4,370	426,818

		42,971,207

Consumer, Non-cyclical — 20.0%
Agriculture — 0.6%
Altria Group, Inc.	25,770	1,634,333
Philip Morris International, Inc.	5,070	562,821

		2,197,154

Beverages — 2.2%
Brown-Forman Corp. Class B	14	760
The Coca-Cola Co.	80,160	3,608,002
Constellation Brands, Inc. Class A	1,280	255,296
Dr. Pepper Snapple Group, Inc.	1,400	123,858
Monster Beverage Corp. (a)	750	41,438
PepsiCo, Inc.	39,829	4,438,145

		8,467,499

Biotechnology — 3.5%
Alexion Pharmaceuticals, Inc. (a)	3,040	426,482
Amgen, Inc.	10,170	1,896,196
Biogen, Inc. (a)	5,790	1,812,965
Bioverativ, Inc. (a)	90	5,136
Celgene Corp. (a)	35,180	5,129,948
Charles River Laboratories International, Inc. (a)	800	86,416
Gilead Sciences, Inc.	47,020	3,809,560
Illumina, Inc. (a)	940	187,248

		13,353,951

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Commercial Services — 4.7%
Automatic Data Processing, Inc.	360	$39,355
Booz Allen Hamilton Holding Corp.	6,100	228,079
Cintas Corp.	20	2,886
CoreLogic, Inc. (a)	12,900	596,238
CoStar Group, Inc. (a)	3,450	925,462
Ecolab, Inc.	728	93,628
Euronet Worldwide, Inc. (a)	6,900	654,051
FleetCor Technologies, Inc. (a)	4,650	719,680
Gartner, Inc. (a)	350	43,544
Global Payments, Inc.	3,940	374,418
H&R Block, Inc.	35,300	934,744
IHS Markit Ltd. (a)	3,400	149,872
KAR Auction Services, Inc.	4,400	210,056
Live Nation Entertainment, Inc. (a)	42,100	1,833,455
Moody’s Corp.	3,300	459,393
PayPal Holdings, Inc. (a)	40,600	2,599,618
Quanta Services, Inc. (a)	2,400	89,688
Robert Half International, Inc.	8,100	407,754
Rollins, Inc.	20,900	964,326
S&P Global, Inc.	10,090	1,577,168
Service Corp. International	11,000	379,500
Square, Inc. Class A (a)	19,600	564,676
Total System Services, Inc.	12,500	818,750
TransUnion (a)	20,400	964,104
United Rentals, Inc. (a)	7,820	1,084,947
Vantiv, Inc. Class A (a)	7,800	549,666
Verisk Analytics, Inc. (a)	200	16,638
The Western Union Co.	31,020	595,584

		17,877,280

Cosmetics & Personal Care — 0.3%
Colgate-Palmolive Co.	380	27,683
The Estee Lauder Cos., Inc. Class A	7,460	804,486
The Procter & Gamble Co.	4,300	391,214

		1,223,383

Foods — 0.5%
Campbell Soup Co.	2,600	121,732
General Mills, Inc.	2,060	106,625
The Hershey Co.	900	98,253
Kellogg Co.	2,840	177,131
The Kroger Co.	10,520	211,031
McCormick & Co., Inc.	320	32,845
Pilgrim’s Pride Corp. (a)	41,000	1,164,810
Sysco Corp.	3,000	161,850

		2,074,277

Health Care – Products — 2.6%
ABIOMED, Inc. (a)	3,200	539,520
Align Technology, Inc. (a)	5,260	979,780
Baxter International, Inc.	22,020	1,381,755
Becton, Dickinson & Co.	5,080	995,426
Boston Scientific Corp. (a)	9,200	268,364
C.R. Bard, Inc.	1,780	570,490

	Number of Shares	Value
The Cooper Cos., Inc.	4,660	$1,104,933
Edwards Lifesciences Corp. (a)	1,380	150,848
Henry Schein, Inc. (a)	180	14,758
Hill-Rom Holdings, Inc.	1,900	140,600
Hologic, Inc. (a)	11,400	418,266
IDEXX Laboratories, Inc. (a)	470	73,080
Intuitive Surgical, Inc. (a)	366	382,792
Medtronic PLC	4,600	357,742
ResMed, Inc.	100	7,696
Stryker Corp.	7,320	1,039,587
Teleflex, Inc.	160	38,715
Thermo Fisher Scientific, Inc.	4,690	887,348
Varian Medical Systems, Inc. (a)	5,000	500,300

		9,852,000

Health Care – Services — 2.0%
Aetna, Inc.	2,250	357,773
Centene Corp. (a)	6,411	620,392
Cigna Corp.	5,970	1,116,032
HCA Healthcare, Inc. (a)	300	23,877
Humana, Inc.	3,330	811,288
Quintiles IMS Holdings, Inc. (a)	304	28,901
UnitedHealth Group, Inc.	23,130	4,530,011
WellCare Health Plans, Inc. (a)	1,130	194,066

		7,682,340

Household Products & Wares — 0.2%
Avery Dennison Corp.	2,600	255,684
Church & Dwight Co., Inc.	2,820	136,629
The Clorox Co.	370	48,807
Kimberly-Clark Corp.	2,120	249,482
Spectrum Brands Holdings, Inc.	410	43,427

		734,029

Pharmaceuticals — 3.4%
AbbVie, Inc.	49,483	4,397,059
AmerisourceBergen Corp.	3,860	319,415
Bristol-Myers Squibb Co.	16,600	1,058,084
Eli Lilly & Co.	26,800	2,292,472
Express Scripts Holding Co. (a)	22,580	1,429,766
Herbalife Ltd. (a)	2,080	141,086
Johnson & Johnson	13,750	1,787,638
McKesson Corp.	3,430	526,882
Merck & Co., Inc.	9,400	601,882
Premier, Inc. Class A (a)	15,500	504,835
Zoetis, Inc.	2,500	159,400

		13,218,519

		76,680,432

Energy — 0.7%
Oil & Gas — 0.3%
Cimarex Energy Co.	1,200	136,404
Continental Resources, Inc. (a)	40	1,544
Devon Energy Corp.	5,400	198,234
EOG Resources, Inc.	90	8,707

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gulfport Energy Corp. (a)	41,200	$590,808
Newfield Exploration Co. (a)	2,300	68,241

		1,003,938

Oil & Gas Services — 0.3%
Halliburton Co.	23,100	1,063,293

Pipelines — 0.1%
ONEOK, Inc.	9,900	548,559

		2,615,790

Financial — 8.5%
Banks — 1.2%
Capital One Financial Corp.	8,600	728,076
East West Bancorp, Inc.	8,600	514,108
First Republic Bank	800	83,568
Pinnacle Financial Partners, Inc.	7,800	522,210
State Street Corp.	12,600	1,203,804
SVB Financial Group (a)	3,720	695,975
Western Alliance Bancorp (a)	17,600	934,208

		4,681,949

Diversified Financial Services — 4.7%
Air Lease Corp.	22,600	963,212
Alliance Data Systems Corp.	1,260	279,153
Ameriprise Financial, Inc.	7,960	1,182,139
BGC Partners, Inc. Class A	30,300	438,441
CBOE Holdings, Inc.	2,800	301,364
The Charles Schwab Corp.	5,900	258,066
Credit Acceptance Corp. (a)	4,410	1,235,550
Eaton Vance Corp.	7,100	350,527
Federated Investors, Inc. Class B	11,780	349,866
Intercontinental Exchange, Inc.	1,250	85,875
Invesco Ltd.	25,600	897,024
Lazard Ltd. Class A	19,300	872,746
Legg Mason, Inc.	17,600	691,856
LPL Financial Holdings, Inc.	17,400	897,318
Mastercard, Inc. Class A	17,860	2,521,832
Raymond James Financial, Inc.	3,700	312,021
SEI Investments Co.	20,000	1,221,200
T. Rowe Price Group, Inc.	8,900	806,785
Visa, Inc. Class A	41,680	4,386,403

		18,051,378

Insurance — 1.7%
The Allstate Corp.	11,100	1,020,201
American International Group, Inc.	14,800	908,572
Aon PLC	2,460	359,406
Arthur J Gallagher & Co.	3,200	196,960
Assurant, Inc.	10,240	978,125
Erie Indemnity Co. Class A	70	8,440
Marsh & McLennan Cos., Inc.	7,000	586,670
The Progressive Corp.	15,900	769,878
RenaissanceRe Holdings Ltd.	6,490	877,058

	Number of Shares	Value
Voya Financial, Inc.	300	$11,967
XL Group Ltd.	21,700	856,065

		6,573,342

Real Estate — 0.2%
CBRE Group, Inc. Class A (a)	14,200	537,896

Real Estate Investment Trusts (REITS) — 0.7%
American Tower Corp.	2,145	293,179
CoreSite Realty Corp.	5,400	604,260
Crown Castle International Corp.	3,000	299,940
Digital Realty Trust, Inc.	6,550	775,061
Equinix, Inc.	447	199,496
Equity LifeStyle Properties, Inc.	100	8,508
Extra Space Storage, Inc.	100	7,992
Federal Realty Investment Trust	20	2,484
Gaming and Leisure Properties, Inc.	7,400	272,986
Iron Mountain, Inc.	43	1,673
Lamar Advertising Co. Class A	300	20,559
Public Storage	640	136,954
Simon Property Group, Inc.	909	146,358

		2,769,450

		32,614,015

Industrial — 13.3%
Aerospace & Defense — 2.7%
The Boeing Co.	25,000	6,355,250
General Dynamics Corp.	470	96,623
HEICO Corp.	200	17,962
HEICO Corp. Class A	12,400	944,880
Lockheed Martin Corp.	5,340	1,656,948
Northrop Grumman Corp.	3,340	960,985
Raytheon Co.	1,390	259,346
Rockwell Collins, Inc.	10	1,307
TransDigm Group, Inc.	840	214,746

		10,508,047

Building Materials — 0.2%
Eagle Materials, Inc.	3,000	320,100
Fortune Brands Home & Security, Inc.	4,200	282,366
Lennox International, Inc.	60	10,738

		613,204

Electrical Components & Equipment — 0.5%
AMETEK, Inc.	4,375	288,925
Emerson Electric Co.	4,310	270,840
Energizer Holdings, Inc.	17,500	805,875
Universal Display Corp.	4,830	622,346

		1,987,986

Electronics — 2.7%
Agilent Technologies, Inc.	23,000	1,476,600
Allegion PLC	2,700	233,469
Amphenol Corp. Class A	25,500	2,158,320
Corning, Inc.	11,700	350,064

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Fortive Corp.	3,760	$266,170
Gentex Corp.	24,820	491,436
Honeywell International, Inc.	12,180	1,726,393
Mettler-Toledo International, Inc. (a)	530	331,865
National Instruments Corp.	3,300	139,161
PerkinElmer, Inc.	14,100	972,477
Trimble, Inc. (a)	30,020	1,178,285
Waters Corp. (a)	5,680	1,019,674

		10,343,914

Environmental Controls — 0.1%
Waste Management, Inc.	3,500	273,945

Hand & Machine Tools — 0.2%
Lincoln Electric Holdings, Inc.	7,200	660,096
Snap-on, Inc.	30	4,470
Stanley Black & Decker, Inc.	750	113,228

		777,794

Machinery – Construction & Mining — 0.7%
BWX Technologies, Inc.	1,500	84,030
Caterpillar, Inc.	21,400	2,668,794

		2,752,824

Machinery – Diversified — 2.2%
Cognex Corp.	8,000	882,240
Cummins, Inc.	6,950	1,167,808
Deere & Co.	8,850	1,111,471
Graco, Inc.	9,640	1,192,372
IDEX Corp.	2,190	266,019
Nordson Corp.	2,000	237,000
Rockwell Automation, Inc.	6,190	1,103,120
Roper Technologies, Inc.	2,850	693,690
Wabtec Corp.	30	2,273
Xylem, Inc.	500	31,315
Zebra Technologies Corp. Class A (a)	14,900	1,617,842

		8,305,150

Miscellaneous – Manufacturing — 1.0%
3M Co.	3,250	682,175
A.O. Smith Corp.	3,500	208,005
Donaldson Co., Inc.	8,200	376,708
Dover Corp.	1,900	173,641
General Electric Co.	2,500	60,450
Illinois Tool Works, Inc.	8,270	1,223,629
Ingersoll-Rand PLC	4,900	436,933
Parker-Hannifin Corp.	4,470	782,340

		3,943,881

Packaging & Containers — 0.7%
Ardagh Group SA	29,300	627,313
Berry Plastics Group, Inc. (a)	3,800	215,270
Crown Holdings, Inc. (a)	2,600	155,272
Graphic Packaging Holding Co.	7,000	97,650
Owens-Illinois, Inc. (a)	48,600	1,222,776
Packaging Corp. of America	2,630	301,608

	Number of Shares	Value
Sealed Air Corp.	100	$4,272
Silgan Holdings, Inc.	2,200	64,746

		2,688,907

Shipbuilding — 0.3%
Huntington Ingalls Industries, Inc.	4,590	1,039,360

Transportation — 2.0%
C.H. Robinson Worldwide, Inc.	300	22,830
CSX Corp.	27,600	1,497,576
Expeditors International of Washington, Inc.	100	5,986
FedEx Corp.	7,380	1,664,780
Landstar System, Inc.	1,360	135,524
Union Pacific Corp.	21,750	2,522,348
United Parcel Service, Inc. Class B	15,420	1,851,788
XPO Logistics, Inc. (a)	2,300	155,894

		7,856,726

		51,091,738

Technology — 26.6%
Computers — 9.6%
Accenture PLC Class A	21,290	2,875,640
Apple, Inc.	162,073	24,978,691
Cognizant Technology Solutions Corp. Class A	6,300	457,002
CSRA, Inc.	26,300	848,701
Dell Technologies, Inc. Class V (a)	10,300	795,263
DST Systems, Inc.	180	9,878
DXC Technology Co.	12,400	1,064,912
Fortinet, Inc. (a)	15,600	559,104
Genpact Ltd.	4,500	129,375
International Business Machines Corp.	16,760	2,431,541
NCR Corp. (a)	10,100	378,952
NetApp, Inc.	26,100	1,142,136
Western Digital Corp.	12,300	1,062,720

		36,733,915

Semiconductors — 7.0%
Advanced Micro Devices, Inc. (a)	8,200	104,550
Analog Devices, Inc.	15,465	1,332,619
Applied Materials, Inc.	72,200	3,760,898
Broadcom Ltd.	16,000	3,880,640
IPG Photonics Corp. (a)	5,310	982,669
KLA-Tencor Corp.	18,500	1,961,000
Lam Research Corp.	12,750	2,359,260
Maxim Integrated Products, Inc.	7,900	376,909
Microchip Technology, Inc.	19,400	1,741,732
Micron Technology, Inc. (a)	33,300	1,309,689
Microsemi Corp. (a)	6,200	319,176
NVIDIA Corp.	10,280	1,837,756
NXP Semiconductor NV (a)	5,480	619,733
ON Semiconductor Corp. (a)	52,300	965,981
Skyworks Solutions, Inc.	6,320	644,008

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Teradyne, Inc.	32,100	$1,197,009
Texas Instruments, Inc.	28,650	2,568,186
Xilinx, Inc.	11,210	794,004

		26,755,819

Software — 10.0%
Activision Blizzard, Inc.	18,000	1,161,180
Adobe Systems, Inc. (a)	24,010	3,581,812
ANSYS, Inc. (a)	4,790	587,877
Atlassian Corp. PLC Class A (a)	3,700	130,055
Autodesk, Inc. (a)	4,160	467,002
Black Knight Financial Services, Inc. Class A (a)	3,200	137,760
Broadridge Financial Solutions, Inc.	560	45,259
Cadence Design Systems, Inc. (a)	2,100	82,887
CDK Global, Inc.	3,500	220,815
Citrix Systems, Inc. (a)	2,500	192,050
The Dun & Bradstreet Corp.	860	100,113
Electronic Arts, Inc. (a)	9,600	1,133,376
Fidelity National Information Services, Inc.	2,200	205,458
First Data Corp. Class A (a)	34,700	625,988
Fiserv, Inc. (a)	1,140	147,014
Intuit, Inc.	360	51,170
Jack Henry & Associates, Inc.	660	67,841
Microsoft Corp.	256,360	19,096,257
MSCI, Inc.	4,130	482,797
Oracle Corp.	18,200	879,970
Red Hat, Inc. (a)	5,000	554,300
salesforce.com, Inc. (a)	15,040	1,405,037
ServiceNow, Inc. (a)	10,010	1,176,475
Splunk, Inc. (a)	800	53,144
Synopsys, Inc. (a)	13,200	1,062,996
Tableau Software, Inc. Class A (a)	8,500	636,565
Take-Two Interactive Software, Inc. (a)	12,200	1,247,206
Veeva Systems, Inc. Class A (a)	14,200	801,022
VMware, Inc. Class A (a)	16,680	1,821,289
Workday, Inc. Class A (a)	4,110	433,153

		38,587,868

		102,077,602

TOTAL COMMON STOCK (Cost $336,381,603)		386,756,591

TOTAL EQUITIES (Cost $336,381,603)		386,756,591

TOTAL LONG-TERM INVESTMENTS (Cost $336,381,603)		386,756,591

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.2%
Repurchase Agreement — 0.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (b)	$680,373	$680,373

TOTAL SHORT-TERM INVESTMENTS (Cost $680,373)		680,373

TOTAL INVESTMENTS — 101.0% (Cost $337,061,976) (c)		387,436,964

Other Assets/(Liabilities) — (1.0)%		(3,843,564)

NET ASSETS — 100.0%		$383,593,400

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $680,376. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/21, and an aggregate market value, including accrued interest, of $695,246.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 97.6%

COMMON STOCK — 97.6%
Basic Materials — 3.5%
Forest Products & Paper — 0.6%
P.H. Glatfelter Co.	67,169	$1,306,437

Iron & Steel — 0.8%
Allegheny Technologies, Inc. (a)	66,170	1,581,463

Mining — 2.1%
Compass Minerals International, Inc. (a)	29,360	1,905,464
Kaiser Aluminum Corp.	24,330	2,509,396

		4,414,860

		7,302,760

Communications — 4.5%
Internet — 2.3%
Proofpoint, Inc. (a) (b)	25,500	2,224,110
Q2 Holdings, Inc. (b)	18,840	784,686
Yelp, Inc. (a) (b)	44,570	1,929,881

		4,938,677

Media — 1.9%
Houghton Mifflin Harcourt Co. (b)	192,800	2,323,240
WideOpenWest, Inc. (a) (b)	108,351	1,633,933

		3,957,173

Telecommunications — 0.3%
RigNet, Inc. (b)	30,116	517,995

		9,413,845

Consumer, Cyclical — 13.8%
Airlines — 1.1%
Spirit Airlines, Inc. (b)	67,420	2,252,502

Apparel — 1.0%
Canada Goose Holdings, Inc. (a) (b)	104,890	2,155,490

Auto Manufacturers — 1.0%
Navistar International Corp. (b)	47,770	2,105,224

Auto Parts & Equipment — 1.8%
Visteon Corp. (b)	31,420	3,888,853

Distribution & Wholesale — 1.2%
SiteOne Landscape Supply, Inc. (a) (b)	45,130	2,622,053

Retail — 6.9%
DSW, Inc. Class A	104,320	2,240,794
Fred’s, Inc. Class A (a)	140,740	906,366
Group 1 Automotive, Inc.	53,360	3,866,466
Papa John’s International, Inc. (a)	23,020	1,682,071
Sonic Corp. (a)	91,210	2,321,294
Suburban Propane Partners LP (c)	82,995	2,165,339
Texas Roadhouse, Inc.	26,930	1,323,340

		14,505,670

	Number of Shares	Value
Storage & Warehousing — 0.8%
Wesco Aircraft Holdings, Inc. (b)	167,000	$1,569,800

		29,099,592

Consumer, Non-cyclical — 20.9%
Beverages — 0.2%
The Boston Beer Co., Inc. Class A (a) (b)	2,610	407,682

Biotechnology — 1.5%
Exact Sciences Corp. (b)	29,650	1,397,108
Sage Therapeutics, Inc. (a) (b)	15,030	936,369
Ultragenyx Pharmaceutical, Inc. (b)	16,070	855,888

		3,189,365

Commercial Services — 6.9%
Booz Allen Hamilton Holding Corp.	49,440	1,848,562
Korn/Ferry International	131,621	5,189,816
Matthews International Corp. Class A	37,200	2,315,700
On Assignment, Inc. (b)	68,000	3,650,240
Paylocity Holding Corp. (b)	30,120	1,470,458

		14,474,776

Cosmetics & Personal Care — 0.8%
elf Beauty, Inc. (a) (b)	72,850	1,642,768

Foods — 1.6%
Hostess Brands, Inc. (a) (b)	247,940	3,386,860

Health Care – Products — 3.2%
NuVasive, Inc. (b)	50,140	2,780,765
NxStage Medical, Inc. (b)	82,970	2,289,972
Wright Medical Group NV (b)	64,120	1,658,784

		6,729,521

Health Care – Services — 1.5%
Addus HomeCare Corp. (b)	21,010	741,653
Amedisys, Inc. (b)	43,020	2,407,399

		3,149,052

Household Products & Wares — 1.5%
Acco Brands Corp. (b)	272,610	3,244,059

Pharmaceuticals — 3.7%
ACADIA Pharmaceuticals, Inc. (a) (b)	30,360	1,143,661
Clovis Oncology, Inc. (b)	11,710	964,904
Galapagos NV (b)	5,673	577,347
Prestige Brands Holdings, Inc. (b)	89,266	4,471,334
TherapeuticsMD, Inc. (a) (b)	144,490	764,352

		7,921,598

		44,145,681

Energy — 2.7%
Energy – Alternate Sources — 0.8%
Renewable Energy Group, Inc. (a) (b)	138,009	1,676,809

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas — 0.6%
Matador Resources Co. (a) (b)	50,405	$1,368,496

Pipelines — 1.3%
Cone Midstream Partners LP (c)	68,340	1,082,506
Noble Midstream Partners LP (c)	31,930	1,656,209

		2,738,715

		5,784,020

Financial — 24.0%
Banks — 9.5%
The Bank of NT Butterfield & Son Ltd.	40,850	1,496,744
BankUnited, Inc.	85,068	3,025,869
Chemical Financial Corp.	38,603	2,017,393
Customers Bancorp, Inc. (b)	42,340	1,381,131
FCB Financial Holdings, Inc. Class A (b)	37,370	1,804,971
IBERIABANK Corp.	39,730	3,263,819
MB Financial, Inc.	91,340	4,112,127
Webster Financial Corp.	57,120	3,001,656

		20,103,710

Diversified Financial Services — 1.1%
Stifel Financial Corp.	41,700	2,229,282

Insurance — 0.9%
James River Group Holdings Ltd.	45,580	1,890,658

Real Estate — 1.0%
Realogy Holdings Corp.	64,450	2,123,628

Real Estate Investment Trusts (REITS) — 7.3%
Brandywine Realty Trust	194,290	3,398,132
CYS Investments, Inc.	360,510	3,114,806
DiamondRock Hospitality Co.	262,500	2,874,375
Four Corners Property Trust, Inc.	132,590	3,304,143
National Storage Affiliates Trust	114,690	2,780,086

		15,471,542

Savings & Loans — 4.2%
Beneficial Bancorp, Inc.	81,260	1,348,916
Berkshire Hills Bancorp, Inc.	43,210	1,674,387
OceanFirst Financial Corp.	46,090	1,267,014
Oritani Financial Corp.	75,198	1,263,326
Sterling Bancorp	93,840	2,313,156
WSFS Financial Corp.	19,770	963,788

		8,830,587

		50,649,407

Industrial — 11.4%
Building Materials — 3.0%
Boise Cascade Co. (b)	52,640	1,837,136
Masonite International Corp. (b)	24,420	1,689,864
Summit Materials, Inc. Class A (b)	86,859	2,782,094

		6,309,094

	Number of Shares	Value
Electrical Components & Equipment — 1.4%
Generac Holdings, Inc. (b)	63,610	$2,921,607

Engineering & Construction — 2.1%
Dycom Industries, Inc. (b)	26,200	2,250,056
KBR, Inc.	119,550	2,137,554

		4,387,610

Environmental Controls — 0.8%
Advanced Disposal Services, Inc. (b)	71,170	1,792,772

Machinery – Diversified — 0.7%
The Manitowoc Co., Inc. (b)	165,000	1,485,000

Metal Fabricate & Hardware — 1.0%
Rexnord Corp. (b)	81,840	2,079,554

Transportation — 1.4%
CryoPort, Inc. (b)	32,690	321,997
Genesee & Wyoming, Inc. Class A (b)	34,600	2,560,746

		2,882,743

Trucking & Leasing — 1.0%
The Greenbrier Cos., Inc. (a)	44,070	2,121,971

		23,980,351

Technology — 14.2%
Computers — 2.3%
CACI International, Inc. Class A (b)	28,080	3,912,948
Teradata Corp. (b)	27,160	917,736

		4,830,684

Semiconductors — 5.4%
Brooks Automation, Inc.	84,170	2,555,401
Cypress Semiconductor Corp. (a)	104,111	1,563,747
MaxLinear, Inc. (b)	74,800	1,776,500
MKS Instruments, Inc.	32,250	3,046,013
Semtech Corp. (b)	64,950	2,438,873

		11,380,534

Software — 6.5%
CommVault Systems, Inc. (b)	27,890	1,695,712
Envestnet, Inc. (b)	31,210	1,591,710
Guidewire Software, Inc. (b)	31,070	2,419,110
j2 Global, Inc.	39,856	2,944,561
Pegasystems, Inc.	45,640	2,631,146
Zynga, Inc. Class A (b)	661,710	2,501,264

		13,783,503

		29,994,721

Utilities — 2.6%
Electric — 1.7%
Portland General Electric Co.	81,050	3,699,122

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Water — 0.9%
American States Water Co.	37,030	$1,823,728

		5,522,850

TOTAL COMMON STOCK (Cost $173,673,728)		205,893,227

TOTAL EQUITIES (Cost $173,673,728)		205,893,227

MUTUAL FUNDS — 12.9%
Diversified Financial Services — 12.9%
State Street Navigator Securities Lending Prime Portfolio (d)	27,175,495	27,175,495

TOTAL MUTUAL FUNDS (Cost $27,175,495)		27,175,495

TOTAL LONG-TERM INVESTMENTS (Cost $200,849,223)		233,068,722

	Principal Amount
SHORT-TERM INVESTMENTS — 4.8%
Repurchase Agreement — 4.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (e)	$10,022,001	10,022,001

TOTAL SHORT-TERM INVESTMENTS (Cost $10,022,001)		10,022,001

TOTAL INVESTMENTS — 115.3% (Cost $210,871,224) (f)		243,090,723

Other Assets/(Liabilities) — (15.3)%		(32,215,521)

NET ASSETS — 100.0%		$210,875,202

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2017, was $26,501,992 or 12.57% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Security is a Master Limited Partnership.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $10,022,042. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 1/31/22, and an aggregate market value, including accrued interest, of $10,223,448.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 98.4%

COMMON STOCK — 96.6%
Cayman Islands — 2.3%
Baidu, Inc. Sponsored ADR (a)	9,250	$2,291,132
JD.com, Inc. ADR (a)	134,703	5,145,655

		7,436,787

Denmark — 0.5%
FLSmidth & Co. A/S (b)	26,283	1,739,781

France — 6.5%
Kering	17,760	7,069,722
LVMH Moet Hennessy Louis Vuitton SE	33,650	9,277,174
Societe Generale SA	78,290	4,579,979

		20,926,875

Germany — 7.8%
Allianz SE Registered	28,107	6,310,456
Bayer AG Registered	32,215	4,390,060
Linde AG	15,307	3,192,219
SAP SE	65,099	7,131,618
Siemens AG	30,138	4,245,985

		25,270,338

India — 2.9%
DLF Ltd.	2,123,649	5,400,951
ICICI Bank Ltd. Sponsored ADR	298,190	2,552,506
Zee Entertainment Enterprises Ltd.	180,748	1,439,119

		9,392,576

Italy — 0.7%
Brunello Cucinelli SpA	42,516	1,319,785
Tod’s SpA (a) (c)	14,404	1,021,872

		2,341,657

Japan — 14.8%
Dai-ichi Life Holdings, Inc.	223,400	4,016,315
FANUC Corp.	12,300	2,493,936
KDDI Corp.	153,800	4,057,568
Keyence Corp.	14,600	7,783,711
Kyocera Corp.	62,700	3,880,940
Murata Manufacturing Co. Ltd.	48,710	7,201,474
Nidec Corp.	61,200	7,531,781
Nintendo Co. Ltd.	8,800	3,261,631
Renesas Electronics Corp. (a)	94,600	1,032,184
Suzuki Motor Corp.	66,300	3,480,801
TDK Corp.	45,800	3,126,638

		47,866,979

Netherlands — 3.2%
Airbus SE	109,920	10,462,470

Spain — 3.5%
Banco Bilbao Vizcaya Argentaria SA	235,147	2,095,688

	Number of Shares	Value
Industria de Diseno Textil SA	171,389	$6,458,886
International Consolidated Airlines Group SA	352,230	2,801,716

		11,356,290

Sweden — 1.4%
Assa Abloy AB Class B	197,550	4,520,430

Switzerland — 2.9%
Credit Suisse Group AG Registered (a)	157,205	2,488,756
Roche Holding AG	6,992	1,784,929
UBS Group AG Registered (a)	300,620	5,137,931

		9,411,616

United Kingdom — 6.4%
Circassia Pharmaceuticals PLC (a) (b)	647,107	724,038
Earthport PLC (a)	1,745,622	581,833
International Game Technology PLC	105,012	2,578,044
Prudential PLC	249,782	5,980,917
Shire Ltd.	28,840	1,469,222
TechnipFMC PLC (a)	101,850	2,824,167
Unilever PLC	113,866	6,590,790

		20,749,011

United States — 43.7%
3M Co.	22,650	4,754,235
ACADIA Pharmaceuticals, Inc. (a) (b)	70,870	2,669,673
Adobe Systems, Inc. (a)	44,700	6,668,346
Aetna, Inc.	50,900	8,093,609
Alphabet, Inc. Class A (a)	9,640	9,386,661
Alphabet, Inc. Class C (a)	9,308	8,927,396
Anthem, Inc.	32,090	6,093,249
Biogen, Inc. (a)	10,810	3,384,827
BioMarin Pharmaceutical, Inc. (a)	15,980	1,487,259
Bluebird Bio, Inc. (a)	15,470	2,124,804
Blueprint Medicines Corp. (a)	24,020	1,673,473
Centene Corp. (a)	24,110	2,333,125
Citigroup, Inc.	135,920	9,886,821
Colgate-Palmolive Co.	98,820	7,199,037
Equifax, Inc.	7,080	750,409
Facebook, Inc. Class A (a)	46,250	7,902,737
FNF Group	68,160	3,234,874
Gilead Sciences, Inc.	39,240	3,179,225
The Goldman Sachs Group, Inc.	21,780	5,165,998
Intuit, Inc.	43,640	6,202,990
Ionis Pharmaceuticals, Inc. (a) (b)	43,320	2,196,324
Loxo Oncology, Inc. (a)	10,400	958,048
MacroGenics, Inc. (a)	56,670	1,047,262
Maxim Integrated Products, Inc.	130,240	6,213,750
PayPal Holdings, Inc. (a)	59,310	3,797,619
S&P Global, Inc.	48,800	7,627,928

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sage Therapeutics, Inc. (a) (b)	26,220	$1,633,506
Tiffany & Co.	44,340	4,069,525
Twitter, Inc. (a)	90,800	1,531,796
United Parcel Service, Inc. Class B	29,340	3,523,441
The Walt Disney Co.	44,670	4,403,122
Zimmer Biomet Holdings, Inc.	30,020	3,515,042

		141,636,111

TOTAL COMMON STOCK (Cost $172,218,725)		313,110,921

PREFERRED STOCK — 1.8%
Germany — 1.7%
Bayerische Motoren Werke AG 4.630%	66,007	5,880,743

India — 0.1%
Zee Entertainment Enterprises Ltd. 6.000%	1,120,452	167,759

TOTAL PREFERRED STOCK (Cost $3,186,201)		6,048,502

TOTAL EQUITIES (Cost $175,404,926)		319,159,423

MUTUAL FUNDS — 4.0%
United States — 4.0%
Oppenheimer Institutional Government Money Market Fund Class E (d)	5,490,037	5,490,037
State Street Navigator Securities Lending Prime Portfolio (e)	7,406,975	7,406,975

		12,897,012

TOTAL MUTUAL FUNDS (Cost $12,897,012)		12,897,012

TOTAL LONG-TERM INVESTMENTS (Cost $188,301,938)		332,056,435

TOTAL INVESTMENTS —102.4% (Cost $188,301,938) (f)		332,056,435

Other Assets/(Liabilities) — (2.4)%		(7,916,580)

NET ASSETS — 100.0%		$324,139,855

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2017, was $7,212,190 or 2.23% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2017, these securities amounted to a value of $1,021,872 or 0.32% of net assets.
(d)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(e)	Represents investment of security lending collateral. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	23.0%
Industrial	17.8%
Financial	17.7%
Consumer, Cyclical	14.6%
Communications	14.0%
Technology	9.4%
Mutual Funds	4.0%
Basic Materials	1.0%
Energy	0.9%

Total Long-Term Investments	102.4%
Short-Term Investments and Other Assets and Liabilities	(2.4)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 96.8%

COMMON STOCK — 96.8%
Australia — 1.6%
CSL Ltd.	59,600	$6,265,949
Sonic Healthcare Ltd.	145,748	2,398,626

		8,664,575

Belgium — 0.7%
Anheuser-Busch InBev SA/NV	30,666	3,665,402

Canada — 4.6%
Alimentation Couche-Tard, Inc. Class B	98,284	4,481,955
CCL Industries, Inc. Class B	141,236	6,834,566
Dollarama, Inc.	69,002	7,550,265
Saputo, Inc.	176,060	6,094,195

		24,960,981

Cayman Islands — 1.0%
Baidu, Inc. Sponsored ADR (a)	23,120	5,726,593

Denmark — 4.7%
Coloplast A/S Class B	30,340	2,462,397
Novo Nordisk A/S Class B	153,396	7,364,290
Novozymes A/S Class B	105,321	5,404,734
Pandora A/S	55,517	5,480,085
William Demant Holding A/S (a)	174,731	4,613,035

		25,324,541

Finland — 1.1%
Nokia OYJ	1,024,930	6,154,848

France — 13.9%
Atos SE	54,060	8,394,211
Dassault Systemes SE	55,151	5,576,211
Edenred	209,211	5,692,920
Essilor International SA	42,648	5,276,448
Hermes International	11,686	5,891,817
Iliad SA	25,500	6,782,494
Legrand SA	78,960	5,701,055
LVMH Moet Hennessy Louis Vuitton SE	25,260	6,964,084
Pernod Ricard SA	38,105	5,268,786
SEB SA	40,647	7,460,533
Technicolor SA Registered	671,620	2,318,113
Valeo SA	133,034	9,886,137

		75,212,809

Germany — 11.3%
Bayer AG Registered	45,873	6,251,288
Bayerische Motoren Werke AG	47,110	4,778,957
Brenntag AG	85,970	4,790,783
Continental AG	36,203	9,188,879
Infineon Technologies AG	510,133	12,824,244
ProSiebenSat.1 Media SE	126,299	4,304,114

	Number of Shares	Value
SAP SE	101,388	$11,107,090
Scout24 AG (b)	83,799	3,428,117
United Internet AG	72,572	4,520,932

		61,194,404

India — 2.5%
Hero MotoCorp Ltd.	147,096	8,540,119
ICICI Bank Ltd. Sponsored ADR	559,668	4,790,758

		13,330,877

Ireland — 0.5%
James Hardie Industries PLC	187,600	2,619,052

Japan — 9.3%
Hoya Corp.	96,500	5,234,021
Keyence Corp.	17,500	9,329,791
Koito Manufacturing Co. Ltd.	103,600	6,501,032
Kubota Corp.	278,300	5,068,828
Nidec Corp.	67,400	8,294,804
Nippon Telegraph & Telephone Corp.	208,000	9,539,141
Subaru Corp.	169,800	6,129,681

		50,097,298

Luxembourg — 0.9%
SES SA	222,180	4,858,099

Netherlands — 8.3%
Aalberts Industries NV	163,166	7,889,429
Airbus SE	61,620	5,865,151
ASML Holding NV	43,106	7,353,505
Boskalis Westminster	101,175	3,538,795
Gemalto NV	43,268	1,932,778
Gemalto NV	17,200	768,525
Heineken NV	68,764	6,806,006
Koninklijke Vopak NV	75,906	3,334,013
STMicroelectronics NV	389,450	7,554,066

		45,042,268

Panama — 1.5%
Carnival Corp.	126,540	8,170,688

South Africa — 0.7%
The SPAR Group Ltd.	289,321	3,570,824

Spain — 5.5%
Amadeus IT Group SA	105,299	6,853,781
Grifols SA	261,081	7,606,415
Industria de Diseno Textil SA	132,457	4,991,713
Prosegur Cash SA (a) (b)	1,191,401	3,583,680
Prosegur Cia de Seguridad SA	891,466	6,669,486

		29,705,075

Sweden — 2.2%
Atlas Copco AB Class A	180,250	7,644,236
Swedish Match AB	116,006	4,072,454

		11,716,690

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Switzerland — 9.0%
Barry Callebaut AG Registered	3,567	$5,466,949
Cie Financiere Richemont SA Registered	65,071	5,947,072
Lonza Group AG Registered	35,089	9,204,011
Roche Holding AG	20,541	5,243,740
Sika AG	784	5,833,392
Sonova Holding AG Registered	29,490	5,003,610
Temenos Group AG Registered	84,866	8,671,255
UBS Group AG Registered	189,415	3,237,314

		48,607,343

Thailand — 0.9%
CP ALL PCL	2,534,200	4,996,211

United Kingdom — 16.6%
BT Group PLC	914,923	3,480,903
Bunzl PLC	211,252	6,422,053
Burberry Group PLC	190,611	4,502,736
Dignity PLC	95,427	2,949,011
Domino’s Pizza Group PLC	989,070	4,111,858
Essentra PLC (c)	434,919	3,220,321
Experian PLC	210,079	4,220,429
Ferguson PLC	44,215	2,901,229
Inmarsat PLC	282,218	2,433,872
Intertek Group PLC	94,860	6,338,379
NEX Group PLC	456,577	4,052,874
Prudential PLC	226,947	5,434,143
Reckitt Benckiser Group PLC	94,040	8,592,883
Royal Mail PLC	408,988	2,105,665
Spectris PLC	123,105	3,975,976
TechnipFMC PLC (a)	135,324	3,752,357
TP ICAP PLC	600,270	4,217,711
Travis Perkins PLC	354,004	6,869,453
Unilever PLC	78,031	4,516,589
The Weir Group PLC	80,735	2,126,226
Whitbread PLC	70,648	3,565,649

		89,790,317

TOTAL COMMON STOCK (Cost $411,842,883)		523,408,895

PREFERRED STOCK — 0.0%
India — 0.0%
Zee Entertainment Enterprises Ltd. 6.000%	653,347	97,822

TOTAL PREFERRED STOCK (Cost $19,495)		97,822

TOTAL EQUITIES (Cost $411,862,378)		523,506,717

	Number of Shares	Value
MUTUAL FUNDS — 3.2%
United States — 3.2%
Oppenheimer Institutional Government Money Market Fund Class E (d)	14,724,140	$14,724,140
State Street Navigator Securities Lending Prime Portfolio (e)	2,537,270	2,537,270

		17,261,410

TOTAL MUTUAL FUNDS (Cost $17,261,410)		17,261,410

TOTAL LONG-TERM INVESTMENTS (Cost $429,123,788)		540,768,127

TOTAL INVESTMENTS — 100.0% (Cost $429,123,788) (f)		540,768,127

Other Assets/(Liabilities) — 0.0%		170,635

NET ASSETS — 100.0%		$540,938,762

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $7,011,797 or 1.30% of net assets.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2017, was $2,409,999 or 0.45% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(d)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(e)	Represents investment of security lending collateral. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Cyclical	25.5%
Consumer, Non-cyclical	24.0%
Industrial	15.2%
Technology	13.1%
Communications	9.5%
Basic Materials	4.2%
Financial	4.0%
Mutual Funds	3.2%
Energy	1.3%

Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 96.6%

COMMON STOCK — 95.2%
Bermuda — 2.2%
Credicorp Ltd.	7,070	$1,449,492
Jardine Strategic Holdings Ltd.	91,114	3,942,068

		5,391,560

Brazil — 3.9%
Atacadao Distribuicao Comercio e Industria Ltda (a)	295,700	1,448,086
B3 SA - Brasil Bolsa Balcao	653,800	4,944,038
Embraer SA Sponsored ADR	21,140	477,975
Estacio Participacoes SA	139,300	1,363,026
Natura Cosmeticos SA	19,500	192,097
Sul America SA	215,125	1,215,158

		9,640,380

Cayman Islands — 18.5%
3SBio, Inc. (a) (b)	455,000	730,604
Alibaba Group Holding Ltd. Sponsored ADR (a)	78,613	13,577,251
China Lodging Group Ltd. Sponsored ADR (a)	33,549	3,986,292
Ctrip.com International Ltd. ADR (a)	101,780	5,367,877
NetEase.com, Inc. ADR	3,620	954,992
New Oriental Education & Technology Group, Inc. Sponsored ADR	28,850	2,546,301
Tencent Holdings Ltd.	370,993	16,038,823
Want Want China Holdings Ltd.	1,979,000	1,390,909
Wuxi Biologics Cayman, Inc. (a) (b)	53,000	268,216
ZTO Express Cayman, Inc. (a) (c)	37,270	523,271

		45,384,536

Chile — 0.1%
Banco de Chile	1,763,560	269,060

China — 5.0%
China International Capital Corp. Ltd. Class H (b)	440,800	898,269
Jiangsu Hengrui Medicine Co. Ltd. Class A	444,010	4,009,039
Kweichow Moutai Co. Ltd. Class A	36,554	2,847,754
Sinopharm Group Co. Ltd. Class H	1,006,800	4,443,690

		12,198,752

Colombia — 1.2%
Grupo Aval Acciones y Valores SA	186,540	1,673,264
Grupo de Inversiones Suramericana SA	88,999	1,238,936

		2,912,200

Egypt — 0.5%
Commercial International Bank Egypt SAE	242,494	1,120,418

	Number of Shares	Value
France — 3.8%
Kering	14,823	$5,900,590
LVMH Moet Hennessy Louis Vuitton SE	12,168	3,354,671

		9,255,261

Hong Kong — 4.5%
AIA Group Ltd.	915,800	6,791,846
China Mobile Ltd.	259,000	2,620,053
Hang Lung Group Ltd.	131,000	471,771
Hong Kong Exchanges & Clearing Ltd.	43,535	1,180,478

		11,064,148

India — 12.1%
Apollo Hospitals Enterprise Ltd.	81,318	1,253,617
Biocon Ltd.	106,131	542,454
Cholamandalam Investment & Finance Co. Ltd.	33,534	558,768
Dr. Reddy’s Laboratories Ltd.	36,390	1,302,152
Glenmark Pharmaceuticals Ltd.	47,771	438,955
Housing Development Finance Corp. Ltd.	424,184	11,246,956
Infosys Ltd.	282,967	3,907,700
Kotak Mahindra Bank Ltd.	197,945	3,037,781
Tata Consultancy Services Ltd.	63,822	2,382,846
UltraTech Cement Ltd.	27,488	1,623,497
Zee Entertainment Enterprises Ltd.	429,011	3,415,793

		29,710,519

Indonesia — 2.4%
Astra International Tbk PT	3,152,500	1,848,858
Bank Mandiri Persero Tbk PT	3,232,600	1,617,290
Bank Rakyat Indonesia Persero Tbk PT	1,024,600	1,164,273
Indocement Tunggal Prakarsa Tbk PT	851,000	1,199,573

		5,829,994

Italy — 1.1%
PRADA SpA	793,100	2,759,137

Malaysia — 1.6%
Genting Bhd	1,158,000	2,619,292
Genting Malaysia Bhd	914,100	1,165,171

		3,784,463

Mexico — 5.2%
Fomento Economico Mexicano SAB de CV	303,667	2,899,595
Fomento Economico Mexicano SAB de CV Sponsored ADR	14,870	1,420,531
Grupo Aeroportuario del Sureste SAB de CV Class B	72,525	1,383,192
Grupo Financiero Banorte SAB de CV Class O	266,073	1,831,827

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Grupo Financiero Inbursa SAB de CV Class O	1,237,921	$2,263,064
Grupo Mexico SAB de CV Series B	595,995	1,825,296
Kimberly-Clark de Mexico SAB de CV Class A	513,976	1,047,427

		12,670,932

Netherlands — 1.4%
Steinhoff International Holdings NV	777,737	3,450,029

Nigeria — 0.5%
Nigerian Breweries PLC	1,355,222	612,223
Zenith Bank PLC	8,265,630	540,537

		1,152,760

Philippines — 3.7%
Ayala Corp.	24,300	464,151
Ayala Land, Inc.	1,790,500	1,535,072
Bank of the Philippine Islands	79,290	155,232
Jollibee Foods Corp.	295,450	1,417,926
SM Investments Corp.	182,295	3,171,543
SM Prime Holdings, Inc.	3,403,600	2,309,264

		9,053,188

Poland — 0.5%
Bank Pekao SA	37,464	1,314,339

Portugal — 0.1%
Jeronimo Martins SGPS SA (c)	11,779	232,353

Republic of Korea — 4.9%
Amorepacific Corp.	3,977	900,917
AMOREPACIFIC Group	3,925	423,166
Celltrion Healthcare Co. Ltd. (a)	12,779	619,229
Celltrion, Inc. (a)	6,996	870,373
LG Household & Health Care Ltd.	3,475	2,840,251
NAVER Corp.	7,034	4,585,379
Samsung Biologics Co. Ltd. (a) (b)	6,124	1,813,411

		12,052,726

Russia — 6.8%
Alrosa PJSC (a)	1,009,458	1,432,112
Magnit PJSC (a)	36,410	6,378,708
Novatek PJSC Sponsored GDR Registered	53,132	6,232,982
Polyus PJSC GDR (b) (d)	16,200	627,588
Sberbank of Russia PJSC Sponsored ADR	142,500	2,031,457

		16,702,847

South Africa — 1.5%
FirstRand Ltd.	571,890	2,201,097
Shoprite Holdings Ltd.	102,958	1,573,471

		3,774,568

Spain — 0.4%
Prosegur Cash SA (a) (b)	301,722	907,566

	Number of Shares	Value
Taiwan — 5.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,968,000	$14,154,108

Turkey — 1.1%
Anadolu Efes Biracilik Ve Malt Sanayii AS	195,387	1,147,261
BIM Birlesik Magazalar AS	76,427	1,593,750

		2,741,011

United Arab Emirates — 2.0%
DP World Ltd.	154,930	3,479,300
Emaar Properties PJSC	563,724	1,303,481

		4,782,781

United Kingdom — 4.3%
Anglo American PLC	50,470	906,078
Glencore PLC	1,312,545	6,016,963
Mediclinic International PLC (c)	93,430	814,393
Old Mutual PLC	39,066	101,213
Unilever PLC	46,589	2,696,664

		10,535,311

United States — 0.1%
MercadoLibre, Inc. (c)	410	106,161

TOTAL COMMON STOCK (Cost $187,739,150)		232,951,108

PREFERRED STOCK — 1.4%
Brazil — 1.3%
Lojas Americanas SA 0.610%	526,820	3,202,022

India — 0.1%
Zee Entertainment Enterprises Ltd. 6.000%	612,906	91,767

TOTAL PREFERRED STOCK (Cost $2,467,475)		3,293,789

TOTAL EQUITIES (Cost $190,206,625)		236,244,897

MUTUAL FUNDS — 0.5%
United States — 0.5%
State Street Navigator Securities Lending Prime Portfolio (e)	1,281,920	1,281,920

TOTAL MUTUAL FUNDS (Cost $1,281,920)		1,281,920

RIGHTS — 0.5%
Russia — 0.5%
Moscow Exchange OAO (a)	656,717	1,321,421

TOTAL RIGHTS (Cost $1,255,389)		1,321,421

TOTAL LONG-TERM INVESTMENTS (Cost $192,743,934)		238,848,238

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.7%
Repurchase Agreement — 3.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (f)	$9,131,551	$9,131,551

Time Deposit — 0.0%
Euro Time Deposit 0.120% 10/02/17	4,839	4,839

TOTAL SHORT-TERM INVESTMENTS (Cost $9,136,390)		9,136,390

TOTAL INVESTMENTS — 101.3% (Cost $201,880,324) (g)		247,984,628

Other Assets/(Liabilities) — (1.3)%		(3,148,842)

NET ASSETS — 100.0%		$244,835,786

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $5,245,654 or 2.14% of net assets.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2017, was $1,229,720 or 0.50% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2017, these securities amounted to a value of $627,588 or 0.26% of net assets.
(e)	Represents investment of security lending collateral. (Note 2).
(f)	Maturity value of $9,131,589. Collateralized by U.S. Government Agency obligations with a rate of 2.125%, maturity date of 1/31/21, and an aggregate market value, including accrued interest, of $9,314,539.
(g)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	23.1%
Consumer, Non-cyclical	21.9%
Communications	19.1%
Consumer, Cyclical	14.0%
Technology	8.4%
Basic Materials	4.4%
Energy	2.5%
Industrial	2.1%
Diversified	1.6%
Mutual Funds	0.5%

Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MassMutual Premier Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2017

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short- Duration Bond Fund
Assets:
Investments, at value (Note 2) (a)	$-	$500,599,638
Repurchase agreements, at value (Note 2) (b)	44,950,000	-
Other short-term investments, at value (Note 2) (c)	319,642,086	131,047,634

Total investments	364,592,086	631,647,272

Cash	-	1,040,178
Foreign currency, at value (d)	-	-
Receivables from:
Investments sold	-	-
Investments sold on a when-issued basis (Note 2)	-	-
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	-	-
Fund shares sold	1,076,097	6,028,128
Variation margin on open derivative instruments (Note 2)	-	110,277
Interest and dividends	106,244	3,293,588
Interest tax reclaim receivable	-	-
Open swap agreements, at value (Note 2)	-	-
Prepaid expenses	10,153	33,738

Total assets	365,784,580	642,153,181

Liabilities:
Payables for:
Investments purchased	-	1,456,175
Collateral held for reverse repurchase agreements (Note 2)	-	-
Collateral held for open purchased options (Note 2)	-	1,019,000
Reverse repurchase agreements (Note 2)	-	-
Dividends	10	-
Open forward foreign currency contracts (Note 2)	-	-
Investments purchased on a when-issued basis (Note 2)	-	1,850,000
Fund shares repurchased	13,153,876	6,356,256
Open swap agreements, at value (Note 2)	-	457,923
Trustees’ fees and expenses (Note 3)	106,538	106,435
Variation margin on open derivative instruments (Note 2)	-	3,101
Affiliates (Note 3):
Investment advisory fees	98,129	171,802
Administration fees	57,630	58,567
Service fees	-	48,117
Shareholder service fees	-	12,498
Distribution fees	-	4,244
Due to custodian	-	-
Commitment and Contingent Liabilities (Note 10)	-	-
Accrued expense and other liabilities	51,833	79,215

Total liabilities	13,468,016	11,623,333

Net assets	$352,316,564	$630,529,848

Net assets consist of:
Paid-in capital	$352,400,097	$631,808,228
Undistributed (accumulated) net investment income (loss)	(98,779)	11,398,802
Accumulated net realized gain (loss) on investments and foreign currency transactions	15,246	(15,873,646)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	-	3,196,464

Net assets	$352,316,564	$630,529,848

(a) Cost of investments:	$-	$497,628,384
(b) Cost of repurchase agreements:	$44,950,000	$-
(c) Cost of other short-term investments:	$319,642,086	$131,048,652
(d) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund

$346,682,940	$1,196,055,534	$195,263,799	$456,578,927
292,015	-	-	-
140,725,316	138,679,205	25,798,198	17,761,208

487,700,271	1,334,734,739	221,061,997	474,340,135

-	-	-	-
-	-	3,216	-

667,758	6,722,627	1,057,048	5,154,573
-	9,540,326	2,150,100	-
-	-	51,685	-
1	-	-	-
198,037	2,344,139	95,446	3,871,280
4,404	-	-	-
644,870	7,222,033	1,346,792	8,768,681
8	-	-	-
236,077	-	-	-
33,677	37,560	35,869	37,001

489,485,103	1,360,601,424	225,802,153	492,171,670

4,395,129	18,161,819	3,166,217	6,165,342
423,879	-	-	-
450,000	2,079,000	690,000	-
213,049,310	-	-	-
-	-	-	-
-	-	61,748	-
-	128,090,495	18,961,896	7,304,000
6,752,305	2,430,669	566,372	924,623
459,178	1,172,101	147,081	-
56,669	297,761	36,079	48,617
253	71,183	2,191	-

84,850	378,256	62,738	180,229
38,105	104,181	36,322	50,991
20,696	85,934	27,998	57,615
6,974	27,541	8,606	9,698
2,862	510	2,490	20,876
-	-	2	-
-	-	-	-
59,949	124,737	57,686	72,882

225,800,159	153,024,187	23,827,426	14,834,873

$263,684,944	$1,207,577,237	$201,974,727	$477,336,797

$264,844,550	$1,195,101,238	$196,240,733	$450,471,568
5,034,643	26,265,149	4,542,277	21,695,746
(8,716,609)	(26,069,968)	(1,649,738)	(3,543,574)
2,522,360	12,280,818	2,841,455	8,713,057

$263,684,944	$1,207,577,237	$201,974,727	$477,336,797

$344,012,943	$1,181,442,865	$192,083,140	$447,865,167
$292,015	$-	$-	$-
$140,726,118	$138,680,087	$25,799,040	$17,761,911
$-	$-	$3,267	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2017

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short- Duration Bond Fund
Class I shares:
Net assets	$-	$299,767,992

Shares outstanding (a)	-	28,832,525

Net asset value, offering price and redemption price per share	$-	$10.40

Class R5 shares:
Net assets	$352,316,564	$155,171,953

Shares outstanding (a)	352,540,708	14,887,457

Net asset value, offering price and redemption price per share	$1.00	$10.42

Service Class shares:
Net assets	$-	$75,543,517

Shares outstanding (a)	-	7,296,966

Net asset value, offering price and redemption price per share	$-	$10.35

Administrative Class shares:
Net assets	$-	$28,771,443

Shares outstanding (a)	-	2,790,667

Net asset value, offering price and redemption price per share	$-	$10.31

Class A shares:
Net assets	$-	$50,893,171

Shares outstanding (a)	-	4,972,399

Net asset value, and redemption price per share	$-	$10.24

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$-	$10.61

Class R4 shares:
Net assets	$-	$13,692,866

Shares outstanding (a)	-	1,321,651

Net asset value, offering price and redemption price per share	$-	$10.36

Class R3 shares:
Net assets	$-	$6,688,906

Shares outstanding (a)	-	649,567

Net asset value, offering price and redemption price per share	$-	$10.30

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund

$98,194,306	$546,974,594	$27,548,191	$242,644,861

9,387,282	49,526,654	2,511,953	25,223,796

$10.46	$11.04	$10.97	$9.62

$60,155,104	$358,319,420	$88,739,548	$55,628,285

5,749,603	32,361,076	8,734,881	5,756,709

$10.46	$11.07	$10.16	$9.66

$57,719,004	$100,902,859	$16,047,163	$49,581,186

5,537,221	9,167,716	1,560,599	5,131,698

$10.42	$11.01	$10.28	$9.66

$14,519,477	$71,425,145	$26,601,231	$32,888,690

1,379,386	6,538,177	2,594,476	3,456,650

$10.53	$10.92	$10.25	$9.51

$22,179,789	$114,316,903	$34,137,271	$29,357,012

2,159,991	10,565,199	3,338,520	3,094,523

$10.27	$10.82	$10.23	$9.49

$10.78	$11.36	$10.74	$10.07

$6,230,969	$14,810,501	$5,032,150	$30,611,137

609,604	1,374,439	495,499	3,255,704

$10.22	$10.78	$10.16	$9.40

$4,686,295	$827,815	$3,869,173	$36,625,626

458,415	75,089	383,051	3,815,220

$10.22	$11.02	$10.10	$9.60

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2017

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Assets:
Investments, at value (Note 2) (a)	$116,435,166	$51,587,898
Repurchase agreements, at value (Note 2) (b)	1,388	1,462,606
Other short-term investments, at value (Note 2) (c)	3,760,073	538

Total investments (d)	120,196,627	53,051,042

Cash	-	-
Receivables from:
Investments sold	181,908	-
Collateral pledged for open futures contracts (Note 2)	65,450	-
Investments sold on a when-issued basis (Note 2)	263,545	-
Investment adviser (Note 3)	9,138	13,965
Fund shares sold	6,852	851
Variation margin on open derivative instruments (Note 2)	10,267	-
Interest and dividends	248,905	47,040
Prepaid expenses	34,760	31,373

Total assets	121,017,452	53,144,271

Liabilities:
Payables for:
Investments purchased	965,044	-
Investments purchased on a when-issued basis (Note 2)	2,993,637	-
Fund shares repurchased	35,994	303,488
Securities on loan (Note 2)	-	1,718,034
Open swap agreements, at value (Note 2)	31,842	-
Trustees’ fees and expenses (Note 3)	33,250	52,453
Variation margin on open derivative instruments (Note 2)	3,479	-
Affiliates (Note 3):
Investment advisory fees	45,588	20,855
Administration fees	31,527	25,837
Service fees	26,691	3,650
Shareholder service fees	5,506	2,255
Distribution fees	4,588	79
Due to custodian	36,464	538
Commitment and Contingent Liabilities (Note 10)	-	-
Accrued expense and other liabilities	50,962	36,886

Total liabilities	4,264,572	2,164,075

Net assets	$116,752,880	$50,980,196

Net assets consist of:
Paid-in capital	$99,240,433	$43,053,371
Undistributed (accumulated) net investment income (loss)	1,376,633	377,422
Distributions in excess of net investment income	-	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	4,415,166	(246,240)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	11,720,648	7,795,643

Net assets	$116,752,880	$50,980,196

(a) Cost of investments:	$104,652,989	$43,792,255
(b) Cost of repurchase agreements:	$1,388	$1,462,606
(c) Cost of other short-term investments:	$3,760,374	$538
(d) Securities on loan with market value of:	$-	$1,672,576

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund

$205,320,935	$136,958,362	$386,756,591	$233,068,722
256,308	1,659,586	680,373	10,022,001
253,908	7,311	-	-

205,831,151	138,625,259	387,436,964	243,090,723

-	-	-	-

-	829,575	-	361,233
-	-	-	-
-	-	-	-
-	-	-	-
122,090	63,913	137,952	80,712
-	-	-	-
301,981	166,636	179,175	248,922
32,841	30,427	33,356	37,727

206,288,063	139,715,810	387,787,447	243,819,317

-	-	-	5,424,599
-	-	-	-
1,486,407	12,761	3,828,983	45,761
-	781,944	-	27,175,495
-	-	-	-
53,874	31,485	59,135	45,869
-	-	-	-

75,069	62,029	141,852	94,971
31,682	32,302	51,175	38,972
14,226	12,230	42,111	55,379
4,014	5,440	12,775	12,172
2,090	699	2,606	5,338
-	-	-	-
-	-	-	-
45,538	43,990	55,410	45,559

1,712,900	982,880	4,194,047	32,944,115

$204,575,163	$138,732,930	$383,593,400	$210,875,202

$165,538,901	$104,766,174	$294,480,504	$157,674,238
2,778,592	914,647	2,296,234	-
-	-	-	(45,126)
16,589,891	7,971,621	36,441,674	21,026,591
19,667,779	25,080,488	50,374,988	32,219,499

$204,575,163	$138,732,930	$383,593,400	$210,875,202

$185,653,156	$111,877,872	$336,381,603	$200,849,223
$256,308	$1,659,586	$680,373	$10,022,001
$253,908	$7,311	$-	$-
$-	$758,826	$-	$26,501,992

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2017

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Class I shares:
Net assets	$8,269,773	$127,637

Shares outstanding (a)	659,761	5,083

Net asset value, offering price and redemption price per share	$12.53	$25.11

Class R5 shares:
Net assets	$49,381,176	$32,159,633

Shares outstanding (a)	3,940,830	1,281,387

Net asset value, offering price and redemption price per share	$12.53	$25.10

Service Class shares:
Net assets	$6,978,302	$159,283

Shares outstanding (a)	532,178	6,326

Net asset value, offering price and redemption price per share	$13.11	$25.18

Administrative Class shares:
Net assets	$9,413,092	$12,935,106

Shares outstanding (a)	749,783	514,313

Net asset value, offering price and redemption price per share	$12.55	$25.15

Class A shares:
Net assets	$32,637,149	$5,342,800

Shares outstanding (a)	2,671,340	212,733

Net asset value, and redemption price per share	$12.22	$25.12

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$12.97	$26.65

Class R4 shares:
Net assets	$2,822,141	$126,749

Shares outstanding (a)	232,330	5,053

Net asset value, offering price and redemption price per share	$12.15	$25.08

Class R3 shares:
Net assets	$7,251,247	$128,988

Shares outstanding (a)	599,914	5,171

Net asset value, offering price and redemption price per share	$12.09	$24.94

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund

$79,530,558	$8,516,291	$113,312,687	$15,105,414

4,499,765	713,545	8,628,364	920,524

$17.67	$11.94	$13.13	$16.41

$46,583,083	$78,579,924	$87,102,610	$64,889,115

2,632,813	6,588,012	6,630,241	3,961,557

$17.69	$11.93	$13.14	$16.38

$49,412,885	$1,132,913	$73,754,948	$14,726,131

2,812,604	92,087	5,602,101	901,240

$17.57	$12.30	$13.17	$16.34

$5,969,674	$30,995,820	$41,678,303	$23,966,689

334,161	2,603,012	3,138,686	1,475,083

$17.86	$11.91	$13.28	$16.25

$9,120,092	$13,096,453	$36,625,443	$73,462,479

524,388	1,115,025	2,828,055	4,611,193

$17.39	$11.75	$12.95	$15.93

$18.45	$12.47	$13.74	$16.90

$10,139,035	$5,267,596	$26,809,108	$9,717,316

585,482	451,501	2,080,100	613,852

$17.32	$11.67	$12.89	$15.83

$3,819,836	$1,143,933	$4,310,301	$9,008,058

217,585	97,311	335,148	571,150

$17.56	$11.76	$12.86	$15.77

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2017

	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$326,566,398	$526,043,987	$238,848,238
Investments, at value — affiliated issuers (Note 2 & 7) (b)	5,490,037	14,724,140	-
Repurchase agreements, at value (Note 2) (c)	-	-	9,131,551
Other short-term investments, at value (Note 2) (d)	-	-	4,839

Total investments (e)	332,056,435	540,768,127	247,984,628

Cash	-	-	-
Foreign currency, at value (f)	38	17,110	4,821
Receivables from:
Investments sold	-	3,494,541	645,786
Investment adviser (Note 3)	-	-	42,381
Fund shares sold	196,337	371,302	51,528
Interest and dividends	314,754	767,451	293,255
Foreign taxes withheld	280,770	678,900	23,372
Prepaid expenses	30,493	35,004	41,668
Other receivables	-	-	1,271

Total assets	332,878,827	546,132,435	249,088,710

Liabilities:
Payables for:
Investments purchased	-	6,356	23,088
Fund shares repurchased	869,508	1,588,710	2,512,911
Securities on loan (Note 2)	7,406,975	2,537,270	1,281,920
Trustees’ fees and expenses (Note 3)	70,568	124,379	26,490
Affiliates (Note 3):
Investment advisory fees	198,087	373,908	204,445
Administration fees	54,022	54,911	22,290
Service fees	29,243	36,703	1,233
Shareholder service fees	17,283	8,258	225
Distribution fees	6,375	5,513	518
Due to custodian	-	-	4,839
Commitment and Contingent Liabilities (Note 10)	-	-	-
Accrued expense and other liabilities	86,911	457,665	174,965

Total liabilities	8,738,972	5,193,673	4,252,924

Net assets	$324,139,855	$540,938,762	$244,835,786

Net assets consist of:
Paid-in capital	$148,070,088	$433,492,122	$222,443,416
Undistributed (accumulated) net investment income (loss)	-	6,115,835	-
Distributions in excess of net investment income	(115,699)	-	(487,118)
Accumulated net realized gain (loss) on investments and foreign currency transactions	32,438,912	(10,002,043)	(23,209,180)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	143,746,554	111,332,848	46,088,668

Net assets	$324,139,855	$540,938,762	$244,835,786

(a) Cost of investments — unaffiliated issuers	$182,811,901	$414,399,648	$192,743,934
(b) Cost of investments — affiliated issuers:	$5,490,037	$14,724,140	$-
(c) Cost of repurchase agreements:	$-	$-	$9,131,551
(d) Cost of other short-term investments:	$-	$-	$4,839
(e) Securities on loan with market value of:	$7,212,190	$2,409,999	$1,229,720
(f) Cost of foreign currency:	$38	$17,168	$4,709

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund
Class I shares:
Net assets	$34,308,212	$246,510,207	$236,990,664

Shares outstanding (a)	2,083,972	18,341,156	18,403,021

Net asset value, offering price and redemption price per share	$16.46	$13.44	$12.88

Class R5 shares:
Net assets	$120,521,023	$195,316,038	$3,887,465

Shares outstanding (a)	7,319,583	14,534,380	297,845

Net asset value, offering price and redemption price per share	$16.47	$13.44	$13.05

Service Class shares:
Net assets	$19,085,643	$21,421,923	$433,516

Shares outstanding (a)	1,168,769	1,599,419	33,745

Net asset value, offering price and redemption price per share	$16.33	$13.39	$12.85

Administrative Class shares:
Net assets	$103,199,792	$17,967,861	$1,565,457

Shares outstanding (a)	6,276,671	1,348,838	121,232

Net asset value, offering price and redemption price per share	$16.44	$13.32	$12.91

Class A shares:
Net assets	$30,768,877	$39,745,931	$118,395

Shares outstanding (a)	1,891,371	3,073,332	9,195

Net asset value, and redemption price per share	$16.27	$12.93	$12.88

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$17.26	$13.72	$13.67

Class R4 shares:
Net assets	$5,560,163	$10,931,565	$1,018,919

Shares outstanding (a)	344,779	851,518	79,840

Net asset value, offering price and redemption price per share	$16.13	$12.84	$12.76

Class R3 shares:
Net assets	$10,696,145	$9,045,237	$821,370

Shares outstanding (a)	659,960	707,284	64,527

Net asset value, offering price and redemption price per share	$16.21	$12.79	$12.73

(a)	Authorized unlimited number of shares with no par value.

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2017

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Investment income (Note 2):
Dividends	$-	$-
Interest (a)	2,602,166	15,381,629

Total investment income	2,602,166	15,381,629

Expenses (Note 3):
Investment advisory fees	1,256,685	2,029,556
Custody fees	42,775	74,764
Interest expense	-	-
Audit fees	32,330	38,108
Legal fees	21,729	9,486
Accounting & Administration fees	67,865	60,644
Proxy fees	976	976
Shareholder reporting fees	19,386	32,713
Trustees’ fees	24,847	41,088
Registration and filing fees	21,796	83,455
Transfer agent fees	3,000	3,000

	1,491,389	2,373,790
Administration fees:
Class R5	359,053	176,783
Service Class	-	78,377
Administrative Class	-	45,392
Class A	-	97,233
Class R4	-	24,272
Class R3	-	11,604
Distribution fees:
Class R3	-	14,504
Distribution and Service fees:
Class A	-	162,055
Class R4	-	30,340
Class R3	-	14,504
Shareholder service fees:
Service Class	-	26,126
Administrative Class	-	45,392
Class A	-	97,233

Total expenses	1,850,442	3,197,605
Expenses waived:
Class R5 fees reimbursed by adviser	(36,956)	-
Class I advisory fees waived	-	-
Class R5 advisory fees waived	-	-
Service Class advisory fees waived	-	-
Administrative Class advisory fees waived	-	-
Class A advisory fees waived	-	-
Class R4 advisory fees waived	-	-
Class R3 advisory fees waived	-	-

Net expenses	1,813,486	3,197,605

Net investment income (loss)	788,680	12,184,024

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund

$-	$165,750	$12,750	$-
9,844,424	36,924,612	6,615,300	31,608,101

9,844,424	37,090,362	6,628,050	31,608,101

1,085,497	4,525,581	741,110	2,066,683
72,547	129,012	56,430	81,666
2,233,123	-	-	-
38,188	39,325	39,033	37,130
4,862	18,643	3,074	6,542
47,572	87,125	42,838	52,139
976	976	976	976
21,968	58,801	16,413	29,816
19,649	80,668	13,797	32,106
82,048	85,596	82,441	84,170
3,000	3,000	3,000	3,000

3,609,430	5,028,727	999,112	2,394,228

61,834	377,365	81,665	53,818
92,290	136,751	24,088	74,749
22,596	121,826	47,344	47,027
33,786	195,030	53,935	43,886
11,741	29,537	9,235	50,578
7,584	1,601	6,600	43,396

9,480	2,001	8,250	54,245

56,311	325,050	89,891	73,144
14,677	36,922	11,543	63,222
9,480	2,001	8,250	54,245

30,763	45,583	8,029	24,916
22,596	121,826	47,344	47,027
33,786	195,030	53,935	43,886

4,016,354	6,619,250	1,449,221	3,068,367

-	-	-	-
(34,519)	-	-	-
(18,552)	-	-	-
(18,432)	-	-	-
(4,530)	-	-	-
(6,758)	-	-	-
(1,761)	-	-	-
(1,144)	-	-	-

3,930,658	6,619,250	1,449,221	3,068,367

5,913,766	30,471,112	5,178,829	28,539,734

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended September 30, 2017

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$15,375	$(646,154)
Futures contracts	-	2,283,590
Swap agreements	-	(48,948)
Foreign currency transactions	-	-
Forward contracts	-	44,307

Net realized gain (loss)	15,375	1,632,795

Net change in unrealized appreciation (depreciation) on:
Investment transactions	-	(430,857)
Futures contracts	-	759,513
Swap agreements	-	(180,790)
Translation of assets and liabilities in foreign currencies	-	-
Forward contracts	-	(44,307)

Net change in unrealized appreciation (depreciation)	-	103,559

Net realized gain (loss) and change in unrealized appreciation (depreciation)	15,375	1,736,354

Net increase (decrease) in net assets resulting from operations	$804,055	$13,920,378

(a) Net of foreign withholding tax of:	$-	$367

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund

$788,039	$3,944,660	$534,344	$12,393,363
(45,671)	(5,578,318)	(517,783)	-
(83,066)	(178,419)	(115,303)	-
-	-	2,037	-
-	107,114	215,868	-

659,302	(1,704,963)	119,163	12,393,363

(8,413,364)	(10,635,551)	(1,071,486)	1,369,001
7,198	(1,849,796)	(204,491)	-
(204,314)	(460,573)	(56,844)	-
-	(1)	1,532	-
-	(107,114)	(44,076)	-

(8,610,480)	(13,053,035)	(1,375,365)	1,369,001

(7,951,178)	(14,757,998)	(1,256,202)	13,762,364

$(2,037,412)	$15,713,114	$3,922,627	$42,302,098

$15	$-	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2017

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Investment income (Note 2):
Dividends (a)	$1,834,584	$1,419,328
Interest	984,070	679
Securities lending net income	-	4,013

Total investment income	2,818,654	1,424,020

Expenses (Note 3):
Investment advisory fees	572,461	298,310
Custody fees	45,287	17,719
Audit fees	39,000	36,618
Legal fees	1,765	1,043
Accounting & Administration fees	47,986	50,089
Proxy fees	976	976
Shareholder reporting fees	12,547	10,482
Trustees’ fees	8,338	4,292
Registration and filing fees	82,374	82,430
Transfer agent fees	3,000	3,000

	813,734	504,959
Administration fees:
Class R5	50,798	40,689
Service Class	15,128	215
Administrative Class	17,498	18,979
Class A	50,776	8,733
Class R4	5,123	237
Class R3	13,792	236
Distribution fees:
Class R3	17,240	296
Distribution and Service fees:
Class A	84,626	14,554
Class R4	6,404	297
Class R3	17,240	296
Shareholder service fees:
Service Class	5,043	72
Administrative Class	17,498	18,978
Class A	50,776	8,733

Total expenses	1,165,676	617,274
Expenses waived:
Class I fees reimbursed by adviser	(2,887)	(293)
Class R5 fees reimbursed by adviser	(41,806)	(100,291)
Service Class fees reimbursed by adviser	(8,253)	(353)
Administrative Class fees reimbursed by adviser	(9,536)	(31,134)
Class A fees reimbursed by adviser	(27,859)	(14,333)
Class R4 fees reimbursed by adviser	(2,116)	(292)
Class R3 fees reimbursed by adviser	(5,699)	(291)

Net expenses	1,067,520	470,287

Net investment income (loss)	1,751,134	953,733

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund

$4,951,221	$2,897,463	$5,905,131	$2,652,417
8,332	847	1,200	1,685
-	2,508	-	139,289

4,959,553	2,900,818	5,906,331	2,793,391

914,742	734,520	1,643,222	1,129,480
21,105	27,112	30,838	31,408
37,603	35,042	37,662	36,038
3,772	1,776	6,049	3,024
41,982	45,925	48,651	41,705
976	976	976	976
42,474	12,215	48,589	15,283
12,962	9,220	23,995	13,748
85,018	83,228	85,069	83,792
3,000	3,000	3,000	3,000

1,163,634	953,014	1,928,051	1,358,454

49,968	77,619	82,636	64,386
77,653	1,803	106,120	21,755
8,779	47,210	60,765	33,170
16,144	18,981	57,680	106,981
14,058	9,339	40,156	15,635
3,847	2,258	7,358	14,934

4,808	2,823	9,197	18,668

26,907	31,635	96,134	178,302
17,572	11,674	50,195	19,543
4,808	2,823	9,197	18,668

25,884	601	35,373	7,252
8,779	47,210	60,765	33,170
16,144	18,981	57,680	106,981

1,438,985	1,225,971	2,601,307	1,997,899

-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-

1,438,985	1,225,971	2,601,307	1,997,899

3,520,568	1,674,847	3,305,024	795,492

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended September 30, 2017

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$5,243,667	$7,463,218
Futures contracts	(188,796)	-
Swap agreements	(5,879)	-
Foreign currency transactions	-	295
Forward contracts	2,828	-

Net realized gain (loss)	5,051,820	7,463,513

Net change in unrealized appreciation (depreciation) on:
Investment transactions	7,857,800	1,330,205
Futures contracts	(13,611)	-
Swap agreements	(11,976)	-
Translation of assets and liabilities in foreign currencies	-	-
Forward contracts	(2,828)	-

Net change in unrealized appreciation (depreciation)	7,829,385	1,330,205

Net realized gain (loss) and change in unrealized appreciation (depreciation)	12,881,205	8,793,718

Net increase (decrease) in net assets resulting from operations	$14,632,339	$9,747,451

(a) Net of foreign withholding tax of:	$-	$16,221

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund

$19,144,450	$8,375,371	$38,424,086	$23,120,691
-	-	-	-
-	-	-	-
-	(853)	-	(502)
-	-	-	-

19,144,450	8,374,518	38,424,086	23,120,189

9,683,417	13,443,307	31,210,877	15,507,454
-	-	-	-
-	-	-	-
-	41	-	-
-	-	-	-

9,683,417	13,443,348	31,210,877	15,507,454

28,827,867	21,817,866	69,634,963	38,627,643

$32,348,435	$23,492,713	$72,939,987	$39,423,135

$1,938	$18,484	$738	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2017

	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund
Investment income (Note 2):
Dividends — unaffiliated issuers (a)	$4,615,088	$11,927,504	$3,506,066
Dividends — affiliated issuers (Note 7)	33,111	70,385	-
Interest	323	10	8,355
Securities lending net income	74,799	67,556	7,649

Total investment income	4,723,321	12,065,455	3,522,070

Expenses (Note 3):
Investment advisory fees	2,323,281	4,254,410	2,078,874
Custody fees	106,897	273,463	358,025
Audit fees	43,640	44,315	58,307
Legal fees	4,607	7,647	3,036
Accounting & Administration fees	53,217	62,427	50,840
Proxy fees	976	975	976
Shareholder reporting fees	19,191	26,258	13,650
Trustees’ fees	20,895	34,619	14,914
Registration and filing fees	83,760	83,491	84,533
Transfer agent fees	3,000	3,000	3,000

	2,659,464	4,790,605	2,666,155
Administration fees:
Class R5	116,501	199,321	3,397
Service Class	33,339	29,249	3,641
Administrative Class	148,889	29,173	1,866
Class A	46,142	59,030	156
Class R4	9,666	13,987	1,727
Class R3	18,253	13,386	1,523
Distribution fees:
Class R3	22,817	16,733	1,903
Distribution and Service fees:
Class A	76,903	98,383	260
Class R4	12,083	17,483	2,158
Class R3	22,817	16,733	1,903
Shareholder service fees:
Service Class	11,113	9,750	1,214
Administrative Class	148,889	29,173	1,866
Class A	46,142	59,030	156

Total expenses	3,373,018	5,382,036	2,687,925
Expenses waived:
Class I fees reimbursed by adviser	-	-	(462,864)
Class R5 fees reimbursed by adviser	-	-	(7,902)
Service Class fees reimbursed by adviser	-	-	(5,656)
Administrative Class fees reimbursed by adviser	-	-	(2,895)
Class A fees reimbursed by adviser	-	-	(241)
Class R4 fees reimbursed by adviser	-	-	(2,008)
Class R3 fees reimbursed by adviser	-	-	(1,771)
Class I advisory fees waived	-	(42,110)	-
Class R5 advisory fees waived	-	(39,738)	-
Service Class advisory fees waived	-	(3,868)	-
Administrative Class advisory fees waived	-	(3,893)	-
Class A advisory fees waived	-	(7,856)	-
Class R4 advisory fees waived	-	(1,424)	-
Class R3 advisory fees waived	-	(1,366)	-

Net expenses	3,373,018	5,281,781	2,204,588

Net investment income (loss)	1,350,303	6,783,674	1,317,482

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Global Fund		MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$37,106,640		$(5,072,800)	$5,624,275
Foreign currency transactions	(95,450)		(285,292)	(263,433)

Net realized gain (loss)	37,011,190		(5,358,092)	5,360,842

Net change in unrealized appreciation (depreciation) on:
Investment transactions	36,419,586	*	72,256,514 *	32,267,723	*
Translation of assets and liabilities in foreign currencies	12,118		40,386	8,249

Net change in unrealized appreciation (depreciation)	36,431,704		72,296,900	32,275,972

Net realized gain (loss) and change in unrealized appreciation (depreciation)	73,442,894		66,938,808	37,636,814

Net increase (decrease) in net assets resulting from operations	$74,793,197		$73,722,482	$38,954,296

(a) Net of foreign withholding tax of:	$350,015		$974,836	$394,950
* Net increase (decrease) in accrued foreign capital gains tax of:	$7,230		$55,025	$206,943

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier U.S. Government Money Market Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$788,680	$72
Net realized gain (loss)	15,375	24,972
Net change in unrealized appreciation (depreciation)	-	-

Net increase (decrease) in net assets resulting from operations	804,055	25,044

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	-
Class R5	(789,917)	(11,965)
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Total distributions from net investment income	(789,917)	(11,965)

Net fund share transactions (Note 5):
Class I	-	-
Class R5	17,582,182	(65,310,212)
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Increase (decrease) in net assets from fund share transactions	17,582,182	(65,310,212)

Total increase (decrease) in net assets	17,596,320	(65,297,133)
Net assets
Beginning of year	334,720,244	400,017,377

End of year	$352,316,564	$334,720,244

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(98,779)	$(97,271)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund		MassMutual Premier Inflation-Protected and Income Fund
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$12,184,024	$10,474,840	$5,913,766	$3,799,755
1,632,795	(4,952,023)	659,302	2,835,829
103,559	5,278,681	(8,610,480)	15,501,926

13,920,378	10,801,498	(2,037,412)	22,137,510

(5,251,944)	(4,222,083)	(3,303,684)	(2,070,502)
(4,576,584)	(4,590,598)	(1,716,053)	(582,044)
(1,118,894)	(1,958,806)	(1,685,214)	(756,409)
(646,507)	(879,709)	(380,046)	(105,506)
(1,566,898)	(1,838,838)	(479,336)	(134,206)
(192,528)	(175,113)	(140,571)	(14,543)
(74,927)	(45,671)	(71,044)	(3,444)

(13,428,282)	(13,710,818)	(7,775,948)	(3,666,654)

132,199,050	12,058,459	(20,398,922)	(39,685,040)
(43,682,185)	40,882,540	(3,014,284)	1,731,671
20,200,806	(29,715,905)	(11,059,868)	(10,071,596)
(4,144,691)	(3,556,410)	588,103	1,797,747
(36,253,064)	12,649,341	(587,313)	(147,850)
4,170,379	3,603,350	1,040,525	4,132,071
2,990,995	2,100,060	1,986,688	2,300,600

75,481,290	38,021,435	(31,445,071)	(39,942,397)

75,973,386	35,112,115	(41,258,431)	(21,471,541)

554,556,462	519,444,347	304,943,375	326,414,916

$630,529,848	$554,556,462	$263,684,944	$304,943,375

$11,398,802	$9,580,122	$5,034,643	$5,913,818

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Core Bond Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$30,471,112	$34,431,678
Net realized gain (loss)	(1,704,963)	(3,036,046)
Net change in unrealized appreciation (depreciation)	(13,053,035)	27,288,872

Net increase (decrease) in net assets resulting from operations	15,713,114	58,684,504

Distributions to shareholders (Note 2):
From net investment income:
Class I	(14,601,868)	(18,392,842)
Class R5	(12,612,757)	(13,227,798)
Service Class	(2,383,497)	(3,755,333)
Administrative Class	(2,568,484)	(2,491,012)
Class A	(3,580,048)	(4,190,328)
Class R4	(472,193)	(267,681)
Class R3	(21,128)	(14,877)

Total distributions from net investment income	(36,239,975)	(42,339,871)

From net realized gains:
Class I	-	(8,265,546)
Class R5	-	(6,172,224)
Service Class	-	(1,803,649)
Administrative Class	-	(1,231,876)
Class A	-	(2,311,413)
Class R4	-	(134,733)
Class R3	-	(8,654)

Total distributions from net realized gains	-	(19,928,095)

Net fund share transactions (Note 5):
Class I	51,023,270	(174,674,936)
Class R5	(41,235,128)	(79,824,947)
Service Class	9,993,431	(37,745,897)
Administrative Class	(12,086,916)	627,367
Class A	(32,957,250)	(16,166,644)
Class R4	259,884	5,745,974
Class R3	60,373	153,907

Increase (decrease) in net assets from fund share transactions	(24,942,336)	(301,885,176)

Total increase (decrease) in net assets	(45,469,197)	(305,468,638)
Net assets
Beginning of year	1,253,046,434	1,558,515,072

End of year	$1,207,577,237	$1,253,046,434

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$26,265,149	$28,012,559

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund		MassMutual Premier High Yield Fund
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$5,178,829	$4,266,747	$28,539,734	$21,393,688
119,163	(339,829)	12,393,363	(8,408,542)
(1,375,365)	5,858,958	1,369,001	22,383,759

3,922,627	9,785,876	42,302,098	35,368,905

(510,116)	(386,359)	(11,671,304)	(6,934,044)
(1,924,560)	(1,753,470)	(2,992,693)	(2,287,408)
(405,459)	(398,210)	(3,214,659)	(3,971,242)
(765,843)	(817,856)	(1,772,049)	(1,621,145)
(742,829)	(695,744)	(1,587,444)	(1,679,547)
(113,297)	(80,375)	(1,369,341)	(478,602)
(60,325)	(12,501)	(873,103)	(346,635)

(4,522,429)	(4,144,515)	(23,480,593)	(17,318,623)

-	(75,901)	-	-
-	(358,118)	-	-
-	(85,619)	-	-
-	(180,295)	-	-
-	(177,335)	-	-
-	(17,224)	-	-
-	(2,843)	-	-

-	(897,335)	-	-

7,268,356	3,835,480	11,089,432	103,407,200
11,132,841	10,574,682	7,594,632	2,622,746
(804,633)	(3,636,750)	(11,805,108)	(4,834,727)
(7,847,618)	(1,669,108)	2,756,858	3,660,580
(2,915,667)	(639,376)	(779,251)	(506,306)
1,309,395	729,170	11,190,268	14,811,423
1,269,728	2,138,551	21,695,534	9,748,074

9,412,402	11,332,649	41,742,365	128,908,990

8,812,600	16,076,675	60,563,870	146,959,272

193,162,127	177,085,452	416,772,927	269,813,655

$201,974,727	$193,162,127	$477,336,797	$416,772,927

$4,542,277	$3,221,808	$21,695,746	$16,712,123

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Balanced Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,751,134	$1,973,207
Net realized gain (loss)	5,051,820	818,956
Net change in unrealized appreciation (depreciation)	7,829,385	7,885,498

Net increase (decrease) in net assets resulting from operations	14,632,339	10,677,661

Distributions to shareholders (Note 2):
From net investment income:
Class I	(38,945)	(9,467)
Class R5	(941,540)	(1,332,335)
Service Class	(159,963)	(296,398)
Administrative Class	(223,479)	(196,174)
Class A	(491,694)	(576,849)
Class R4	(39,384)	(51,793)
Class R3	(88,704)	(91,642)

Total distributions from net investment income	(1,983,709)	(2,554,658)

From net realized gains:
Class I	(10,064)	(30,621)
Class R5	(256,998)	(4,510,492)
Service Class	(48,115)	(1,042,848)
Administrative Class	(65,382)	(716,470)
Class A	(171,366)	(2,460,146)
Class R4	(12,808)	(181,309)
Class R3	(31,686)	(324,797)

Total distributions from net realized gains	(596,419)	(9,266,683)

Net fund share transactions (Note 5):
Class I	6,906,875	554,717
Class R5	(9,420,450)	(8,586,844)
Service Class	(8,076,631)	1,703,110
Administrative Class	(1,577,286)	1,144,383
Class A	(1,584,590)	(391,427)
Class R4	186,346	393,794
Class R3	1,536,213	3,353,909

Increase (decrease) in net assets from fund share transactions	(12,029,523)	(1,828,358)

Total increase (decrease) in net assets	22,688	(2,972,038)
Net assets
Beginning of year	116,730,192	119,702,230

End of year	$116,752,880	$116,730,192

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,376,633	$1,442,249

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund		MassMutual Premier Disciplined Value Fund
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$953,733	$903,357	$3,520,568	$6,862,871
7,463,513	(673,919)	19,144,450	7,375,476
1,330,205	6,242,120	9,683,417	23,824,174

9,747,451	6,471,558	32,348,435	38,062,521

(1,998)	(1,729)	(2,353,643)	(3,673,296)
(794,392)	(721,893)	(1,696,950)	(938,314)
(2,379)	(1,852)	(1,494,180)	(1,307,815)
(180,911)	(158,282)	(168,634)	(133,031)
(71,194)	(67,859)	(282,683)	(120,839)
(1,513)	(1,234)	(176,562)	(45,578)
(1,246)	(927)	(22,222)	(2,452)

(1,053,633)	(953,776)	(6,194,874)	(6,221,325)

-	-	(2,496,839)	(3,272,325)
-	-	(1,850,616)	(887,232)
-	-	(1,718,634)	(1,291,029)
-	-	(198,868)	(140,597)
-	-	(351,909)	(154,323)
-	-	(202,498)	(49,544)
-	-	(32,613)	(3,446)

-	-	(6,851,977)	(5,798,496)

-	(105)	(726,741)	(105,330,995)
(20,663,663)	(3,540,323)	(5,341,282)	(3,963,835)
(5,531)	24,174	(19,780,583)	(6,743,282)
(590,522)	(1,293,998)	(418,640)	(2,220,786)
(1,412,524)	(1,220,248)	(2,258,550)	1,609,747
-	(197)	5,343,898	1,357,808
5,496	1,761	2,984,902	277,321

(22,666,744)	(6,028,936)	(20,196,996)	(115,014,022)

(13,972,926)	(511,154)	(895,412)	(88,971,322)

64,953,122	65,464,276	205,470,575	294,441,897

$50,980,196	$64,953,122	$204,575,163	$205,470,575

$377,422	$534,123	$2,778,592	$5,187,556

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Main Street Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,674,847	$1,424,095
Net realized gain (loss)	8,374,518	3,981,483
Net change in unrealized appreciation (depreciation)	13,443,348	11,069,137

Net increase (decrease) in net assets resulting from operations	23,492,713	16,474,715

Distributions to shareholders (Note 2):
From net investment income:
Class I	(17,545)	(419)
Class R5	(985,628)	(1,121,638)
Service Class	(10,280)	(13,942)
Administrative Class	(330,203)	(406,873)
Class A	(110,288)	(127,765)
Class R4	(45,456)	(2,224)
Class R3	(12,257)	(3,796)

Total distributions from net investment income	(1,511,657)	(1,676,657)

From net realized gains:
Class I	(35,014)	(8,799)
Class R5	(2,116,947)	(25,323,663)
Service Class	(27,618)	(583,837)
Administrative Class	(845,330)	(10,656,650)
Class A	(348,342)	(4,277,912)
Class R4	(100,602)	(58,326)
Class R3	(33,223)	(103,854)

Total distributions from net realized gains	(3,507,076)	(41,013,041)

Net fund share transactions (Note 5):
Class I	7,019,354	708,043
Class R5	(5,501,152)	20,325,095
Service Class	(990,407)	(4,511,613)
Administrative Class	(2,708,436)	4,469,765
Class A	(511,751)	1,857,708
Class R4	1,198,900	3,326,066
Class R3	183,668	730,284

Increase (decrease) in net assets from fund share transactions	(1,309,824)	26,905,348

Total increase (decrease) in net assets	17,164,156	690,365
Net assets
Beginning of year	121,568,774	120,878,409

End of year	$138,732,930	$121,568,774

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$914,647	$929,368

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund		MassMutual Premier Small Cap Opportunities Fund
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$3,305,024	$5,055,348	$795,492	$1,491,296
38,424,086	22,562,050	23,120,189	2,278,238
31,210,877	22,627,437	15,507,454	13,568,674

72,939,987	50,244,835	39,423,135	17,338,208

(1,520,687)	(2,336,591)	(51,423)	(16,478)
(1,102,028)	(955,316)	(722,512)	(402,813)
(813,275)	(905,689)	(151,647)	(74,292)
(419,940)	(318,099)	(203,773)	(66,134)
(338,412)	(234,446)	(521,329)	(145,188)
(176,073)	(83,598)	(61,557)	(8,881)
(21,868)	(36,279)	(47,585)	(11,123)

(4,392,283)	(4,870,018)	(1,759,826)	(724,909)

(7,245,299)	(14,078,291)	(99,887)	(199,275)
(5,658,271)	(6,415,840)	(1,518,131)	(5,761,090)
(4,637,195)	(6,571,097)	(342,433)	(1,084,737)
(2,532,802)	(2,545,498)	(496,326)	(1,523,756)
(2,628,927)	(2,763,442)	(1,730,203)	(6,655,266)
(1,097,568)	(609,627)	(155,824)	(128,067)
(226,206)	(292,275)	(148,261)	(210,981)

(24,026,268)	(33,276,070)	(4,491,065)	(15,563,172)

(7,147,349)	(82,494,554)	10,238,249	3,682,738
105,106	(11,108,613)	(7,400,125)	2,275,492
(15,272,706)	(9,579,854)	(1,103,797)	6,367,336
(1,693,636)	3,777,490	2,571,457	(754,240)
(6,702,224)	(597,334)	(8,136,910)	2,901,383
10,011,003	7,725,117	3,905,603	3,575,259
674,295	(524,477)	2,235,598	4,182,258

(20,025,511)	(92,802,225)	2,310,075	22,230,226

24,495,925	(80,703,478)	35,482,319	23,280,353

359,097,475	439,800,953	175,392,883	152,112,530

$383,593,400	$359,097,475	$210,875,202	$175,392,883

$2,296,234	$3,372,682	$-	$1,276,727

$-	$-	$(45,126)	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Global Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,350,303	$2,613,510
Net realized gain (loss)	37,011,190	9,145,307
Net change in unrealized appreciation (depreciation)	36,431,704	3,334,424

Net increase (decrease) in net assets resulting from operations	74,793,197	15,093,241

Distributions to shareholders (Note 2):
From net investment income:
Class I	(225,061)	(30,113)
Class R5	(1,469,473)	(1,390,770)
Service Class	(261,598)	(278,289)
Administrative Class	(980,579)	(724,998)
Class A	(216,133)	(152,532)
Class R4	(48,672)	(31,513)
Class R3	(62,240)	(27,852)

Total distributions from net investment income	(3,263,756)	(2,636,067)

From net realized gains:
Class I	(467,366)	(244,605)
Class R5	(3,331,064)	(12,918,214)
Service Class	(667,597)	(2,753,401)
Administrative Class	(2,666,566)	(9,121,946)
Class A	(843,373)	(3,237,261)
Class R4	(137,972)	(273,902)
Class R3	(238,876)	(362,854)

Total distributions from net realized gains	(8,352,814)	(28,912,183)

Net fund share transactions (Note 5):
Class I	11,216,037	14,821,632
Class R5	(27,637,117)	(32,776,913)
Service Class	(13,942,751)	4,152
Administrative Class	(16,093,724)	(16,995,190)
Class A	(7,679,208)	(6,557,294)
Class R4	244,024	3,828,117
Class R3	100,516	5,865,901

Increase (decrease) in net assets from fund share transactions	(53,792,223)	(31,809,595)

Total increase (decrease) in net assets	9,384,404	(48,264,604)
Net assets
Beginning of year	314,755,451	363,020,055

End of year	$324,139,855	$314,755,451

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$1,433,844

Distributions in excess of net investment income included in net assets at end of year	$(115,699)	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund		MassMutual Premier Strategic Emerging Markets Fund
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$6,783,674	$6,028,757	$1,317,482	$1,191,877
(5,358,092)	8,569,344	5,360,842	(11,942,755)
72,296,900	29,129,070	32,275,972	41,403,293

73,722,482	43,727,171	38,954,296	30,652,415

(2,520,657)	(2,095,715)	(2,039,263)	(1,204,528)
(2,377,345)	(2,525,746)	(31,977)	(13,627)
(235,477)	(212,860)	(73,865)	(44,993)
(179,212)	(166,318)	(11,682)	(2,191)
(279,085)	(272,171)	(183)	(82)
(55,387)	(5,437)	(8,779)	(742)
(32,828)	(10,452)	(5,018)	(649)

(5,679,991)	(5,288,699)	(2,170,767)	(1,266,812)

(2,890,225)	(6,711,005)	-	-
(2,979,941)	(9,017,251)	-	-
(319,197)	(829,544)	-	-
(268,503)	(730,576)	-	-
(588,484)	(1,787,455)	-	-
(77,734)	(21,263)	-	-
(59,351)	(41,357)	-	-

(7,183,435)	(19,138,451)	-	-

23,943,833	17,828,478	(3,386,325)	49,518,495
(47,878,604)	(38,880,404)	106,292	(4,842,404)
(3,063,669)	(69,542)	(7,587,580)	(25,957)
(2,982,208)	(1,562,712)	607,467	160,783
(7,701,580)	(5,899,158)	2,452	(129,809)
6,088,990	3,112,106	243,951	417,128
4,245,079	2,981,376	41,892	396,277

(27,348,159)	(22,489,856)	(9,971,851)	45,494,513

33,510,897	(3,189,835)	26,811,678	74,880,116

507,427,865	510,617,700	218,024,108	143,143,992

$540,938,762	$507,427,865	$244,835,786	$218,024,108

$6,115,835	$5,407,457	$-	$-

$-	$-	$(487,118)	$(261,325)

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Cash Flows

For the Year Ended September 30, 2017

MassMutual Premier Inflation- Protected and Income Fund
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(2,037,412)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(99,585,489)
Investments sold	208,247,276
(Increase) Decrease to the principal amount of inflation-indexed bonds	(4,213,891)
(Purchase) Sale of short-term investments, net	(27,229,336)
Amortization (accretion) of discount and premium, net	979,411
(Increase) Decrease in receivable from interest and dividends	132,281
(Increase) Decrease in prepaid expenses	(3,345)
(Increase) Decrease in receivable for open swap agreements	(9,264)
(Increase) Decrease in variation margin receivable on open derivative instruments	(4,404)
Increase (Decrease) in payable for Trustees’ fees and expenses	5,864
Increase (Decrease) in payable for investment advisory fees	(17,343)
Increase (Decrease) in payable for administration fees	10,406
Increase (Decrease) in payable for service fees	1,311
Increase (Decrease) in payable for distribution fees	1,308
Increase (Decrease) in payable for shareholder service fees	(458)
Increase (Decrease) in payable for open swap agreements	214,049
Increase (Decrease) in collateral on purchased options	450,000
Increase (decrease) in variation margin payable on open derivative instruments	(11,119)
Increase (Decrease) in payable for accrued expenses and other liabilities	24,257
Net change in unrealized (appreciation) depreciation on investments	8,413,364
Net realized (gain) loss on investments	(788,039)

Net cash from (used in) operating activities	84,579,427

Cash flows from (used in) financing activities:
Increase (Decrease) in due to custodian	(251,611)
Proceeds from shares sold	91,907,500
Payment on shares redeemed	(124,680,641)
Cash distributions paid	(144)
Net Increase (Decrease) in reverse repurchase agreements	(52,115,395)
Increase (Decrease) in collateral pledged for reverse repurchase agreements	472,702
Increase (Decrease) in payable for interest for reverse repurchase agreements	88,162

Net cash from (used in) financing activities	84,579,427

Net increase (decrease) in cash	-
Cash at beginning of period	-

Cash at end of period	$-

Non cash financing activities not included herein consist of:
Reinvestment of all distributions	$7,775,804
Cash paid out for interest on reverse repurchase agreement	$2,144,961

The accompanying notes are an integral part of the financial statements.

MassMutual Premier U.S. Government Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations						Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income	Total distributions	Net asset value, end of the period	Total return[l]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class R5
9/30/17	$1.00	$0.00	[d]	$0.00	[d]	$0.00	[d]	$(0.00)[d]	$(0.00)[d]	$1.00	0.23%		$352,317	0.52%	0.51%	0.22%
9/30/16	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	334,720	0.51%	0.36%	0.00%	[e]
9/30/15	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	1.00	0.01%		400,017	0.50%	0.14%	0.00%	[e]
9/30/14	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	474,520	0.48%	0.12%	0.00%	[e]
9/30/13	1.00	0.00	[d]	(0.00)[d]		0.00	[d]	(0.00)[d]	(0.00)[d]	1.00	0.01%		152,076	0.45%	0.15%	0.01%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$10.39	$0.23	$0.03	$0.26	$(0.25)	$-	$(0.25)	$10.40	2.57%	$299,768	0.40%	N/A	2.20%
9/30/16	10.46	0.20	0.00 [d]	0.20	(0.27)	-	(0.27)	10.39	1.98%	166,281	0.40%	N/A	1.97%
9/30/15	10.50	0.19	0.01	0.20	(0.24)	(0.00)[d]	(0.24)	10.46	2.00%	154,219	0.40%	N/A	1.83%
9/30/14	10.57	0.17	(0.01)	0.16	(0.23)	-	(0.23)	10.50	1.46%	193,155	0.44%	0.37%	1.62%
9/30/13	10.77	0.18	(0.02)	0.16	(0.23)	(0.13)	(0.36)	10.57	1.62%	188,114	0.50%	0.36%	1.68%
Class R5
9/30/17	$10.42	$0.22	$0.02	$0.24	$(0.24)	$-	$(0.24)	$10.42	2.36%	$155,172	0.50%	N/A	2.09%
9/30/16	10.49	0.19	0.00 [d]	0.19	(0.26)	-	(0.26)	10.42	1.88%	199,354	0.50%	N/A	1.87%
9/30/15	10.52	0.18	0.02	0.20	(0.23)	(0.00)[d]	(0.23)	10.49	1.95%	159,429	0.50%	N/A	1.73%
9/30/14	10.59	0.15	(0.01)	0.14	(0.21)	-	(0.21)	10.52	1.36%	179,221	0.59%	0.52%	1.47%
9/30/13	10.79	0.16	(0.02)	0.14	(0.21)	(0.13)	(0.34)	10.59	1.43%	196,790	0.69%	0.55%	1.48%
Service Class
9/30/17	$10.35	$0.21	$0.02	$0.23	$(0.23)	$-	$(0.23)	$10.35	2.24%	$75,544	0.60%	N/A	2.00%
9/30/16	10.42	0.18	0.00 [d]	0.18	(0.25)	-	(0.25)	10.35	1.78%	55,309	0.60%	N/A	1.75%
9/30/15	10.45	0.17	0.02	0.19	(0.22)	(0.00)[d]	(0.22)	10.42	1.87%	86,058	0.60%	N/A	1.64%
9/30/14	10.53	0.15	(0.02)	0.13	(0.21)	-	(0.21)	10.45	1.25%	75,423	0.66%	0.59%	1.40%
9/30/13	10.72	0.15	(0.01)	0.14	(0.20)	(0.13)	(0.33)	10.53	1.33%	75,944	0.74%	0.60%	1.43%

	Year ended September 30
	2017	2016	2015	2014	2013
Portfolio turnover rate	72%	87%	59%	90%	146%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$10.30	$0.19	$0.04	$0.23	$(0.22)	$-	$(0.22)	$10.31	2.24%		$28,771	0.70%		N/A	1.89%
9/30/16	10.37	0.17	0.00 [d]	0.17	(0.24)	-	(0.24)	10.30	1.69%		32,906	0.70%		N/A	1.66%
9/30/15	10.41	0.16	0.01	0.17	(0.21)	(0.00)[d]	(0.21)	10.37	1.69%		36,789	0.70%		N/A	1.53%
9/30/14	10.49	0.14	(0.02)	0.12	(0.20)	-	(0.20)	10.41	1.19%		42,999	0.75%		0.68%	1.31%
9/30/13	10.69	0.14	(0.01)	0.13	(0.20)	(0.13)	(0.33)	10.49	1.27%		48,954	0.82%		0.68%	1.36%
Class A
9/30/17	$10.23	$0.16	$0.04	$0.20	$(0.19)	$-	$(0.19)	$10.24	2.00%		$50,893	0.95%		N/A	1.62%
9/30/16	10.30	0.14	0.00 [d]	0.14	(0.21)	-	(0.21)	10.23	1.49%		87,598	0.95%		N/A	1.42%
9/30/15	10.34	0.13	0.02	0.15	(0.19)	(0.00)[d]	(0.19)	10.30	1.44%		75,507	0.95%		N/A	1.28%
9/30/14	10.41	0.11	(0.01)	0.10	(0.17)	-	(0.17)	10.34	0.88%		77,196	1.00%		0.93%	1.06%
9/30/13	10.62	0.12	(0.02)	0.10	(0.18)	(0.13)	(0.31)	10.41	0.99%		74,711	1.07%		0.93%	1.11%
Class R4
9/30/17	$10.36	$0.18	$0.03	$0.21	$(0.21)	$-	$(0.21)	$10.36	2.05%		$13,693	0.85%		N/A	1.75%
9/30/16	10.45	0.16	0.00 [d]	0.16	(0.25)	-	(0.25)	10.36	1.59%		9,446	0.85%		N/A	1.53%
09/30/15	10.50	0.14	0.02	0.16	(0.21)	(0.00)[d]	(0.21)	10.45	1.57%		5,881	0.85%		N/A	1.39%
09/30/14gg	10.45	0.06	(0.01)	0.05	-	-	-	10.50	0.48%	[b]	100	0.84%	[a]	N/A	1.22%	[a]
Class R3
9/30/17	$10.31	$0.15	$0.03	$0.18	$(0.19)	$-	$(0.19)	$10.30	1.79%		$6,689	1.10%		N/A	1.50%
9/30/16	10.42	0.13	0.00 [d]	0.13	(0.24)	-	(0.24)	10.31	1.27%		3,661	1.10%		N/A	1.29%
9/30/15	10.46	0.12	0.01	0.13	(0.17)	(0.00)[d]	(0.17)	10.42	1.27%		1,561	1.10%		N/A	1.15%
9/30/14	10.44	0.09	(0.02)	0.07	(0.05)	-	(0.05)	10.46	0.72%		618	1.23%		1.16%	0.82%
9/30/13	10.49	0.08	-	0.08	-	(0.13)	(0.13)	10.44	0.74%		1,251	1.37%		1.23%	0.81%

MassMutual Premier Inflation-Protected and Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of Expenses to average daily net assets before expense waivers (including interest expense)[p]	Ratio of Expenses to average daily net assets after expense waivers (including interest expense)[j,p]	Ratio of Expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$10.79	$0.23	$(0.27)	$(0.04)	$(0.29)	$-	$(0.29)	$10.46	(0.32%	)	$98,194	1.26%	1.23%	0.45%	2.24%
9/30/16	10.19	0.13	0.59	0.72	(0.12)	-	(0.12)	10.79	7.16%		122,515	0.91%	0.90%	0.46%	1.23%
9/30/15	10.56	0.06	(0.17)	(0.11)	(0.26)	-	(0.26)	10.19	(1.12%	)	153,421	0.67%	N/A	0.47%	0.56%
9/30/14	11.00	0.26	(0.08)	0.18	(0.26)	(0.36)	(0.62)	10.56	1.79%		160,396	0.64%	0.58%	0.45%	2.42%
9/30/13	12.22	0.28	(0.99)	(0.71)	(0.40)	(0.11)	(0.51)	11.00	(6.12%	)	115,192	0.77%	0.64%	0.44%	2.43%
Class R5
9/30/17	$10.80	$0.22	$(0.28)	$(0.06)	$(0.28)	$-	$(0.28)	$10.46	(0.51%	)	$60,155	1.36%	1.33%	0.55%	2.07%
9/30/16	10.19	0.13	0.59	0.72	(0.11)	-	(0.11)	10.80	7.14%		65,361	1.01%	1.00%	0.56%	1.22%
9/30/15	10.56	0.05	(0.18)	(0.13)	(0.24)	-	(0.24)	10.19	(1.22%	)	60,285	0.77%	N/A	0.57%	0.48%
9/30/14	10.99	0.24	(0.07)	0.17	(0.24)	(0.36)	(0.60)	10.56	1.62%		57,910	0.75%	0.69%	0.56%	2.30%
9/30/13	12.22	0.27	(1.00)	(0.73)	(0.39)	(0.11)	(0.50)	10.99	(6.22%	)	56,344	0.88%	0.75%	0.55%	2.29%
Service Class
9/30/17	$10.76	$0.21	$(0.29)	$(0.08)	$(0.26)	$-	$(0.26)	$10.42	(0.63%	)	$57,719	1.46%	1.43%	0.65%	2.00%
9/30/16	10.16	0.10	0.60	0.70	(0.10)	-	(0.10)	10.76	6.96%		71,040	1.11%	1.10%	0.66%	0.95%
9/30/15	10.52	0.04	(0.17)	(0.13)	(0.23)	-	(0.23)	10.16	(1.23%	)	77,147	0.87%	N/A	0.67%	0.37%
9/30/14	10.96	0.23	(0.08)	0.15	(0.23)	(0.36)	(0.59)	10.52	1.54%		77,120	0.85%	0.79%	0.66%	2.16%
9/30/13	12.18	0.26	(1.00)	(0.74)	(0.37)	(0.11)	(0.48)	10.96	(6.35%	)	82,273	0.98%	0.85%	0.65%	2.20%

	Year ended September 30
	2017	2016	2015	2014	2013
Portfolio turnover rate	25%	46%	59%	65%	56%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
p	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of Expenses to average daily net assets before expense waivers (including interest expense)[p]		Ratio of Expenses to average daily net assets after expense waivers (including interest expense)[j,p]	Ratio of Expenses to average daily net assets after expense waivers (excluding interest expense)[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$10.86	$0.20	$(0.27)	$(0.07)	$(0.26)	$-	$(0.26)	$10.53	(0.58%	)	$14,519	1.56%		1.53%	0.75%		1.94%
9/30/16	10.26	0.10	0.59	0.69	(0.09)	-	(0.09)	10.86	6.80%		14,408	1.21%		1.20%	0.76%		0.96%
9/30/15	10.62	0.04	(0.17)	(0.13)	(0.23)	-	(0.23)	10.26	(1.30%	)	11,859	0.97%		N/A	0.77%		0.36%
9/30/14	11.06	0.23	(0.09)	0.14	(0.22)	(0.36)	(0.58)	10.62	1.42%		10,584	0.92%		0.86%	0.73%		2.15%
9/30/13	12.28	0.24	(0.99)	(0.75)	(0.36)	(0.11)	(0.47)	11.06	(6.46%	)	10,183	1.10%		0.97%	0.77%		2.08%
Class A
9/30/17	$10.60	$0.17	$(0.27)	$(0.10)	$(0.23)	$-	$(0.23)	$10.27	(0.92%	)	$22,180	1.81%		1.78%	1.00%		1.67%
9/30/16	10.00	0.08	0.58	0.66	(0.06)	-	(0.06)	10.60	6.65%		23,476	1.46%		1.45%	1.01%		0.76%
9/30/15	10.36	(0.00)[d]	(0.16)	(0.16)	(0.20)	-	(0.20)	10.00	(1.58%	)	22,320	1.22%		N/A	1.02%		(0.02%	)
9/30/14	10.80	0.19	(0.08)	0.11	(0.19)	(0.36)	(0.55)	10.36	1.16%		26,054	1.18%		1.11%	0.98%		1.79%
9/30/13	12.00	0.22	(0.98)	(0.76)	(0.33)	(0.11)	(0.44)	10.80	(6.62%	)	28,778	1.28%		1.15%	0.95%		1.93%
Class R4
9/30/17	$10.57	$0.18	$(0.28)	$(0.10)	$(0.25)	$-	$(0.25)	$10.22	(0.84%	)	$6,231	1.71%		1.68%	0.90%		1.78%
9/30/16	10.00	0.12	0.55	0.67	(0.10)	-	(0.10)	10.57	6.77%		5,352	1.36%		1.35%	0.91%		1.21%
9/30/15	10.37	0.14	(0.29)	(0.15)	(0.22)	-	(0.22)	10.00	(1.47%	)	996	1.12%		N/A	0.92%		1.42%
9/30/14gg	10.22	0.16	(0.01)	0.15	-	-	-	10.37	1.47%	[b]	101	1.03%	[a]	N/A	0.90%	[a]	3.03%	[a]
Class R3
9/30/17	$10.57	$0.16	$(0.27)	$(0.11)	$(0.24)	$-	$(0.24)	$10.22	(1.00%	)	$4,686	1.97%		1.94%	1.16%		1.54%
9/30/16	10.01	0.15	0.48	0.63	(0.07)	-	(0.07)	10.57	6.37%		2,792	1.61%		1.60%	1.16%		1.46%
9/30/15	10.37	(0.03)	(0.15)	(0.18)	(0.18)	-	(0.18)	10.01	(1.76%	)	386	1.37%		N/A	1.17%		(0.30%	)
9/30/14	10.82	0.17	(0.09)	0.08	(0.17)	(0.36)	(0.53)	10.37	0.93%		1,593	1.40%		1.33%	1.20%		1.66%
9/30/13	12.04	0.18	(0.97)	(0.79)	(0.32)	(0.11)	(0.43)	10.82	(6.84%	)	1,404	1.59%		1.46%	1.26%		1.59%

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$11.26	$0.29	$(0.15)	$0.14	$(0.36)	$-	$(0.36)	$11.04	1.41%		$546,975	0.42%	N/A	2.70%
9/30/16	11.27	0.29	0.19	0.48	(0.34)	(0.15)	(0.49)	11.26	4.54%		501,737	0.42%	N/A	2.59%
9/30/15	11.43	0.30	(0.11)	0.19	(0.30)	(0.05)	(0.35)	11.27	1.67%		677,427	0.42%	N/A	2.61%
9/30/14	11.27	0.29	0.25	0.54	(0.38)	-	(0.38)	11.43	4.92%		620,248	0.49%	0.40%	2.59%
9/30/13	11.88	0.28	(0.36)	(0.08)	(0.29)	(0.24)	(0.53)	11.27	(0.70%	)	485,302	0.56%	0.38%	2.48%
Class R5
9/30/17	$11.29	$0.28	$(0.15)	$0.13	$(0.35)	$-	$(0.35)	$11.07	1.30%		$358,319	0.52%	N/A	2.58%
9/30/16	11.30	0.28	0.19	0.47	(0.33)	(0.15)	(0.48)	11.29	4.40%		408,472	0.52%	N/A	2.49%
9/30/15	11.45	0.29	(0.11)	0.18	(0.28)	(0.05)	(0.33)	11.30	1.63%		489,222	0.52%	N/A	2.51%
9/30/14	11.27	0.27	0.26	0.53	(0.35)	-	(0.35)	11.45	4.72%		511,202	0.64%	0.55%	2.43%
9/30/13	11.89	0.26	(0.37)	(0.11)	(0.27)	(0.24)	(0.51)	11.27	(0.81%	)	516,103	0.77%	0.59%	2.25%
Service Class
9/30/17	$11.22	$0.27	$(0.15)	$0.12	$(0.33)	$-	$(0.33)	$11.01	1.24%		$100,903	0.62%	N/A	2.51%
9/30/16	11.23	0.26	0.20	0.46	(0.32)	(0.15)	(0.47)	11.22	4.34%		91,885	0.62%	N/A	2.40%
9/30/15	11.38	0.27	(0.10)	0.17	(0.27)	(0.05)	(0.32)	11.23	1.49%		130,923	0.62%	N/A	2.40%
9/30/14	11.22	0.27	0.24	0.51	(0.35)	-	(0.35)	11.38	4.65%		166,094	0.71%	0.63%	2.36%
9/30/13	11.83	0.25	(0.36)	(0.11)	(0.26)	(0.24)	(0.50)	11.22	(0.94%	)	143,460	0.82%	0.64%	2.21%

	Year ended September 30
	2017	2016	2015	2014	2013
Portfolio turnover rate	213%	330%	361%	361%	452%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$11.14	$0.26	$(0.15)	$0.11	$(0.33)	$-	$(0.33)	$10.92	1.11%		$71,425	0.72%		N/A	2.38%
9/30/16	11.16	0.25	0.19	0.44	(0.31)	(0.15)	(0.46)	11.14	4.19%		85,249	0.72%		N/A	2.29%
9/30/15	11.32	0.26	(0.10)	0.16	(0.27)	(0.05)	(0.32)	11.16	1.38%		84,709	0.72%		N/A	2.31%
9/30/14	11.16	0.25	0.25	0.50	(0.34)	-	(0.34)	11.32	4.60%		70,975	0.81%		0.71%	2.27%
9/30/13	11.77	0.24	(0.36)	(0.12)	(0.25)	(0.24)	(0.49)	11.16	(1.03%	)	80,694	0.89%		0.71%	2.15%
Class A
9/30/17	$11.03	$0.23	$(0.15)	$0.08	$(0.29)	$-	$(0.29)	$10.82	0.87%		$114,317	0.97%		N/A	2.13%
9/30/16	11.04	0.22	0.20	0.42	(0.28)	(0.15)	(0.43)	11.03	4.01%		150,014	0.97%		N/A	2.04%
9/30/15	11.20	0.23	(0.10)	0.13	(0.24)	(0.05)	(0.29)	11.04	1.12%		166,649	0.97%		N/A	2.06%
9/30/14	11.04	0.22	0.25	0.47	(0.31)	-	(0.31)	11.20	4.25%		174,618	1.05%		0.96%	2.02%
9/30/13	11.65	0.21	(0.36)	(0.15)	(0.22)	(0.24)	(0.46)	11.04	(1.20%	)	180,654	1.14%		0.96%	1.90%
Class R4
9/30/17	$11.00	$0.24	$(0.14)	$0.10	$(0.32)	$-	$(0.32)	$10.78	1.03%		$14,811	0.87%		N/A	2.23%
9/30/16	11.03	0.23	0.19	0.42	(0.30)	(0.15)	(0.45)	11.00	4.09%		14,906	0.87%		N/A	2.14%
9/30/15	11.20	0.25	(0.11)	0.14	(0.26)	(0.05)	(0.31)	11.03	1.28%		8,960	0.87%		N/A	2.21%
9/30/14gg	10.95	0.12	0.13	0.25	-	-	-	11.20	2.28%	[b]	102	0.86%	[a]	N/A	2.08%	[a]
Class R3
9/30/17	$11.25	$0.22	$(0.16)	$0.06	$(0.29)	$-	$(0.29)	$11.02	0.64%		$828	1.12%		N/A	1.99%
9/30/16	11.25	0.21	0.20	0.41	(0.26)	(0.15)	(0.41)	11.25	3.89%		783	1.12%		N/A	1.89%
9/30/15	11.40	0.22	(0.10)	0.12	(0.22)	(0.05)	(0.27)	11.25	1.02%		625	1.12%		N/A	1.90%
9/30/14	11.20	0.20	0.24	0.44	(0.24)	-	(0.24)	11.40	4.02%		1,231	1.29%		1.20%	1.78%
9/30/13	11.83	0.18	(0.36)	(0.18)	(0.21)	(0.24)	(0.45)	11.20	(1.53%	)	1,742	1.46%		1.28%	1.59%

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$11.01	$0.31	$(0.09)	$0.22	$(0.26)	$-	$(0.26)	$10.97	2.16%	$27,548		0.51%	0.51%	[n]	2.87%
9/30/16	10.73	0.28	0.31	0.59	(0.26)	(0.05)	(0.31)	11.01	5.71%	20,147		0.53%	0.52%		2.60%
9/30/15	10.88	0.28	(0.19)	0.09	(0.23)	(0.01)	(0.24)	10.73	0.81%	15,756		0.56%	0.52%		2.54%
9/30/14	10.61	0.29	0.30	0.59	(0.31)	(0.01)	(0.32)	10.88	5.75%	5,659		0.59%	0.51%		2.68%
9/30/13	11.24	0.37	(0.22)	0.15	(0.48)	(0.30)	(0.78)	10.61	1.36%	0	[f]	0.66%	0.48%		3.44%
Class R5
9/30/17	$10.22	$0.28	$(0.09)	$0.19	$(0.25)	$-	$(0.25)	$10.16	2.02%	$88,740		0.61%	0.61%	[n]	2.76%
9/30/16	9.98	0.25	0.29	0.54	(0.25)	(0.05)	(0.30)	10.22	5.63%	77,693		0.63%	0.62%		2.50%
9/30/15	10.14	0.24	(0.17)	0.07	(0.22)	(0.01)	(0.23)	9.98	0.66%	65,209		0.66%	0.62%		2.41%
9/30/14	9.90	0.26	0.28	0.54	(0.29)	(0.01)	(0.30)	10.14	5.49%	68,204		0.69%	0.59%		2.59%
9/30/13	10.57	0.29	(0.25)	0.04	(0.41)	(0.30)	(0.71)	9.90	0.40%	37,501		0.86%	0.69%		2.83%
Service Class
9/30/17	$10.34	$0.27	$(0.09)	$0.18	$(0.24)	$-	$(0.24)	$10.28	1.89%	$16,047		0.71%	0.71%	[n]	2.65%
9/30/16	10.09	0.24	0.30	0.54	(0.24)	(0.05)	(0.29)	10.34	5.53%	16,990		0.73%	0.72%		2.39%
9/30/15	10.24	0.24	(0.17)	0.07	(0.21)	(0.01)	(0.22)	10.09	0.59%	20,226		0.76%	0.72%		2.32%
9/30/14	10.00	0.25	0.28	0.53	(0.28)	(0.01)	(0.29)	10.24	5.37%	15,644		0.79%	0.69%		2.51%
9/30/13	10.58	0.28	(0.25)	0.03	(0.31)	(0.30)	(0.61)	10.00	0.34%	10,226		0.94%	0.77%		2.71%

	Year ended September 30
	2017	2016	2015	2014	2013
Portfolio turnover rate	207%	314%	362%	382%	438%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
f	Amount is less than $500.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$10.31	$0.26	$(0.09)	$0.17	$(0.23)	$-	$(0.23)	$10.25	1.78%		$26,601	0.81%		0.81%	[n]	2.54%
9/30/16	10.07	0.23	0.29	0.52	(0.23)	(0.05)	(0.28)	10.31	5.38%		34,731	0.83%		0.82%		2.29%
9/30/15	10.22	0.23	(0.17)	0.06	(0.20)	(0.01)	(0.21)	10.07	0.54%		35,581	0.86%		0.82%		2.22%
9/30/14	9.99	0.24	0.28	0.52	(0.28)	(0.01)	(0.29)	10.22	5.26%		22,159	0.89%		0.79%		2.41%
9/30/13	10.67	0.28	(0.25)	0.03	(0.41)	(0.30)	(0.71)	9.99	0.26%		13,271	0.97%		0.80%		2.73%
Class A
9/30/17	$10.28	$0.23	$(0.07)	$0.16	$(0.21)	$-	$(0.21)	$10.23	1.63%		$34,137	1.06%		1.06%	[n]	2.30%
9/30/16	10.04	0.20	0.29	0.49	(0.20)	(0.05)	(0.25)	10.28	5.06%		37,243	1.08%		1.07%		2.04%
9/30/15	10.17	0.20	(0.16)	0.04	(0.16)	(0.01)	(0.17)	10.04	0.21%		36,941	1.11%		1.07%		1.96%
9/30/14	9.94	0.22	0.27	0.49	(0.25)	(0.01)	(0.26)	10.17	5.04%		34,703	1.16%		1.06%		2.15%
9/30/13	10.61	0.25	(0.25)	-	(0.37)	(0.30)	(0.67)	9.94	(0.05%	)	32,005	1.22%		1.05%		2.47%
Class R4
9/30/17	$10.22	$0.24	$(0.07)	$0.17	$(0.23)	$-	$(0.23)	$10.16	1.77%		$5,032	0.96%		0.96%	[n]	2.41%
9/30/16	10.01	0.21	0.29	0.50	(0.24)	(0.05)	(0.29)	10.22	5.18%		3,765	0.98%		0.97%		2.15%
9/30/15	10.18	0.22	(0.18)	0.04	(0.20)	(0.01)	(0.21)	10.01	0.34%		2,959	1.01%		0.97%		2.17%
9/30/14gg	9.93	0.11	0.14	0.25	-	-	-	10.18	2.52%	[b]	102	1.00%	[a]	0.97%	[a]	2.12%	[a]
Class R3
9/30/17	$10.19	$0.22	$(0.09)	$0.13	$(0.22)	$-	$(0.22)	$10.10	1.41%		$3,869	1.21%		1.21%	[n]	2.18%
9/30/16	9.99	0.19	0.29	0.48	(0.23)	(0.05)	(0.28)	10.19	4.94%		2,592	1.23%	[a]	1.22%		1.95%
9/30/15	10.16	0.19	(0.17)	0.02	(0.18)	(0.01)	(0.19)	9.99	0.15%		412	1.26%		1.22%		1.84%
9/30/14gg	9.93	0.09	0.14	0.23	-	-	-	10.16	2.32%	[b]	102	1.25%	[a]	1.22%	[a]	1.87%	[a]

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$9.29	$0.62	$0.28	$0.90	$(0.57)	$-	$(0.57)	$9.62	10.22%		$242,645	0.54%	0.54%[n]	6.63%
9/30/16	8.98	0.62	0.28	0.90	(0.59)	-	(0.59)	9.29	10.86%		220,759	0.57%	0.55%	7.05%
9/30/15	10.16	0.61	(0.86)	(0.25)	(0.69)	(0.24)	(0.93)	8.98	(2.27%	)	106,575	0.58%	0.55%	6.47%
9/30/14	10.07	0.68	0.25	0.93	(0.67)	(0.17)	(0.84)	10.16	9.79%		105,460	0.57%	0.52%	6.68%
9/30/13	9.78	0.70	0.30	1.00	(0.71)	-	(0.71)	10.07	10.75%		99,457	0.60%	0.50%	7.09%
Class R5
9/30/17	$9.33	$0.61	$0.28	$0.89	$(0.56)	$-	$(0.56)	$9.66	10.08%		$55,628	0.64%	0.64%[n]	6.54%
9/30/16	9.02	0.61	0.28	0.89	(0.58)	-	(0.58)	9.33	10.68%		45,867	0.67%	0.65%	6.93%
9/30/15	10.19	0.60	(0.85)	(0.25)	(0.68)	(0.24)	(0.92)	9.02	(2.28%	)	41,616	0.68%	0.65%	6.38%
9/30/14	10.09	0.66	0.26	0.92	(0.65)	(0.17)	(0.82)	10.19	9.63%		39,737	0.72%	0.67%	6.52%
9/30/13	9.80	0.68	0.30	0.98	(0.69)	-	(0.69)	10.09	10.51%		31,341	0.80%	0.70%	6.86%
Service Class
9/30/17	$9.33	$0.60	$0.28	$0.88	$(0.55)	$-	$(0.55)	$9.66	9.93%		$49,581	0.74%	0.74%[n]	6.45%
9/30/16	9.01	0.60	0.29	0.89	(0.57)	-	(0.57)	9.33	10.70%		59,787	0.77%	0.75%	6.83%
9/30/15	10.18	0.59	(0.86)	(0.27)	(0.66)	(0.24)	(0.90)	9.01	(2.40%	)	62,734	0.78%	0.75%	6.27%
9/30/14	10.09	0.65	0.26	0.91	(0.65)	(0.17)	(0.82)	10.18	9.46%		61,150	0.80%	0.75%	6.45%
9/30/13	9.80	0.67	0.31	0.98	(0.69)	-	(0.69)	10.09	10.56%		58,569	0.85%	0.75%	6.82%

	Year ended September 30
	2017	2016	2015	2014	2013
Portfolio turnover rate	70%	50%	76%	80%	106%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$9.20	$0.58	$0.28	$0.86	$(0.55)	$-	$(0.55)	$9.51	9.79%		$32,889	0.84%		0.84%[n]		6.34%
9/30/16	8.89	0.58	0.29	0.87	(0.56)	-	(0.56)	9.20	10.63%		28,948	0.87%		0.85%		6.74%
9/30/15	10.07	0.57	(0.85)	(0.28)	(0.66)	(0.24)	(0.90)	8.89	(2.58%	)	24,221	0.88%		0.85%		6.18%
9/30/14	9.99	0.64	0.25	0.89	(0.64)	(0.17)	(0.81)	10.07	9.37%		22,802	0.92%		0.87%		6.33%
9/30/13	9.72	0.65	0.31	0.96	(0.69)	-	(0.69)	9.99	10.40%		14,288	1.00%		0.90%		6.66%
Class A
9/30/17	$9.17	$0.56	$0.28	$0.84	$(0.52)	$-	$(0.52)	$9.49	9.63%		$29,357	1.09%		1.09%[n]		6.09%
9/30/16	8.86	0.56	0.29	0.85	(0.54)	-	(0.54)	9.17	10.31%		29,055	1.12%		1.10%		6.49%
9/30/15	10.02	0.55	(0.85)	(0.30)	(0.62)	(0.24)	(0.86)	8.86	(2.78%	)	28,572	1.13%		1.10%		5.93%
9/30/14	9.94	0.61	0.25	0.86	(0.61)	(0.17)	(0.78)	10.02	9.10%		33,597	1.17%		1.12%		6.08%
9/30/13	9.66	0.63	0.29	0.92	(0.64)	-	(0.64)	9.94	10.09%		31,490	1.25%		1.15%		6.43%
Class R4
9/30/17	$9.11	$0.56	$0.28	$0.84	$(0.55)	$-	$(0.55)	$9.40	9.66%		$30,611	0.99%		0.99%[n]		6.18%
9/30/16	8.84	0.57	0.28	0.85	(0.58)	-	(0.58)	9.11	10.44%		18,428	1.02%		1.00%		6.66%
9/30/15	10.02	0.54	(0.83)	(0.29)	(0.65)	(0.24)	(0.89)	8.84	(2.67%	)	2,672	1.03%		1.00%		5.97%
9/30/14gg	9.89	0.31	(0.18)	0.13	-	-	-	10.02	1.31%	[b]	101	1.01%	[a]	1.00%	[a]	6.05%	[a]
Class R3
9/30/17	$9.29	$0.55	$0.29	$0.84	$(0.53)	$-	$(0.53)	$9.60	9.43%		$36,626	1.24%		1.24%[n]		5.93%
9/30/16	9.01	0.56	0.28	0.84	(0.56)	-	(0.56)	9.29	10.12%		13,928	1.27%		1.25%		6.38%
9/30/15	10.17	0.54	(0.85)	(0.31)	(0.61)	(0.24)	(0.85)	9.01	(2.91%	)	3,423	1.28%		1.25%		5.74%
9/30/14	10.07	0.59	0.27	0.86	(0.59)	(0.17)	(0.76)	10.17	8.92%		726	1.39%		1.34%		5.84%
9/30/13	9.78	0.60	0.31	0.91	(0.62)	-	(0.62)	10.07	9.69%		727	1.55%		1.45%		6.10%

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$11.32	$0.21	$1.28	$1.49	$(0.22)	$(0.06)	$(0.28)	$12.53	13.39%		$8,270	0.68%	0.60%		1.76%
9/30/16	11.48	0.22	0.84	1.06	(0.29)	(0.93)	(1.22)	11.32	9.96%		967	0.68%	0.60%		1.98%
9/30/15	13.01	0.22	(0.44)	(0.22)	(0.24)	(1.07)	(1.31)	11.48	(1.96%	)	376	0.65%	0.60%		1.77%
9/30/14gg	12.51	0.12	0.38	0.50	-	-	-	13.01	4.00%	[b]	36,306	0.61%[a]	0.60%	[a]	1.82%	[a]
Class R5
9/30/17	$11.32	$0.20	$1.28	$1.48	$(0.21)	$(0.06)	$(0.27)	$12.53	13.27%		$49,381	0.78%	0.70%		1.66%
9/30/16	11.48	0.21	0.84	1.05	(0.28)	(0.93)	(1.21)	11.32	9.82%		53,727	0.78%	0.70%		1.87%
9/30/15	13.00	0.21	(0.44)	(0.23)	(0.22)	(1.07)	(1.29)	11.48	(2.03%	)	62,971	0.75%	0.70%		1.70%
9/30/14	12.38	0.21	1.25	1.46	(0.21)	(0.63)	(0.84)	13.00	12.33%		74,267	0.67%	0.67%	[k]	1.69%
9/30/13	11.34	0.21	1.04	1.25	(0.21)	-	(0.21)	12.38	11.17%		106,661	0.64%	0.63%		1.78%
Service Class
9/30/17	$11.83	$0.19	$1.34	$1.53	$(0.19)	$(0.06)	$(0.25)	$13.11	13.11%		$6,978	0.88%	0.80%		1.54%
9/30/16	11.94	0.20	0.89	1.09	(0.27)	(0.93)	(1.20)	11.83	9.76%		14,130	0.88%	0.80%		1.87%
9/30/15	13.48	0.20	(0.46)	(0.26)	(0.21)	(1.07)	(1.28)	11.94	(2.18%	)	12,545	0.85%	0.80%		1.60%
9/30/14	12.80	0.21	1.29	1.50	(0.19)	(0.63)	(0.82)	13.48	12.23%		11,914	0.80%	0.80%	[k]	1.57%
9/30/13	11.73	0.20	1.06	1.26	(0.19)	-	(0.19)	12.80	10.92%		9,370	0.80%	0.79%		1.63%

	Year ended September 30
	2017	2016	2015	2014	2013
Portfolio turnover rate	108%	176%	204%	192%	242%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$11.35	$0.17	$1.28	$1.45	$(0.19)	$(0.06)	$(0.25)	$12.55	13.01%		$9,413	0.98%	0.90%		1.46%
9/30/16	11.51	0.19	0.84	1.03	(0.26)	(0.93)	(1.19)	11.35	9.59%		9,751	0.98%	0.90%		1.68%
9/30/15	13.04	0.19	(0.44)	(0.25)	(0.21)	(1.07)	(1.28)	11.51	(2.23%	)	8,691	0.95%	0.90%		1.51%
9/30/14	12.41	0.19	1.25	1.44	(0.18)	(0.63)	(0.81)	13.04	12.09%		7,089	0.92%	0.92%	[k]	1.46%
9/30/13	11.38	0.17	1.04	1.21	(0.18)	-	(0.18)	12.41	10.69%		3,603	0.95%	0.94%		1.47%
Class A
9/30/17	$11.05	$0.14	$1.25	$1.39	$(0.16)	$(0.06)	$(0.22)	$12.22	12.78%		$32,637	1.23%	1.15%		1.21%
9/30/16	11.22	0.15	0.83	0.98	(0.22)	(0.93)	(1.15)	11.05	9.38%		30,781	1.23%	1.15%		1.42%
9/30/15	12.73	0.15	(0.43)	(0.28)	(0.16)	(1.07)	(1.23)	11.22	(2.49%	)	31,375	1.20%	1.15%		1.26%
9/30/14	12.14	0.15	1.22	1.37	(0.15)	(0.63)	(0.78)	12.73	11.80%		34,260	1.18%	1.17%		1.18%
9/30/13	11.15	0.14	1.01	1.15	(0.16)	-	(0.16)	12.14	10.50%		38,017	1.20%	1.19%		1.23%
Class R4
9/30/17	$10.99	$0.15	$1.24	$1.39	$(0.17)	$(0.06)	$(0.23)	$12.15	12.88%		$2,822	1.13%	1.05%		1.32%
9/30/16	11.20	0.16	0.83	0.99	(0.27)	(0.93)	(1.20)	10.99	9.51%		2,373	1.13%	1.05%		1.54%
9/30/15	12.74	0.17	(0.44)	(0.27)	(0.20)	(1.07)	(1.27)	11.20	(2.46%	)	2,010	1.10%	1.05%		1.49%
9/30/14gg	12.28	0.09	0.37	0.46	-	-	-	12.74	3.75%	[b]	104	1.06%[a]	1.05%	[a]	1.38%	[a]
Class R3
9/30/17	$10.95	$0.12	$1.24	$1.36	$(0.16)	$(0.06)	$(0.22)	$12.09	12.58%		$7,251	1.38%	1.30%		1.08%
9/30/16	11.18	0.14	0.82	0.96	(0.26)	(0.93)	(1.19)	10.95	9.29%		5,002	1.38%	1.30%		1.31%
9/30/15	12.72	0.14	(0.44)	(0.30)	(0.17)	(1.07)	(1.24)	11.18	(2.66%	)	1,734	1.35%	1.30%		1.16%
9/30/14gg	12.28	0.07	0.37	0.44	-	-	-	12.72	3.58%	[b]	104	1.31%[a]	1.30%	[a]	1.13%	[a]

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$21.71	$0.41	$3.38	$3.79	$(0.39)	$(0.39)	$25.11	17.65%		$128	0.85%		0.60%		1.74%
9/30/16	19.91	0.33	1.81	2.14	(0.34)	(0.34)	21.71	10.87%		110	0.82%		0.60%		1.60%
9/30/15	20.95	0.32	(0.95)	(0.63)	(0.41)	(0.41)	19.91	(3.10%	)	101	0.73%		0.60%		1.50%
9/30/14gg	20.06	0.16	0.73	0.89	-	-	20.95	4.44%	[b]	105	0.63%	[a]	0.60%	[a]	1.50%	[a]
Class R5
9/30/17	$21.70	$0.40	$3.37	$3.77	$(0.37)	$(0.37)	$25.10	17.55%		$32,160	0.95%		0.70%		1.71%
9/30/16	19.90	0.31	1.81	2.12	(0.32)	(0.32)	21.70	10.74%		46,856	0.92%		0.70%		1.49%
9/30/15	20.93	0.29	(0.93)	(0.64)	(0.39)	(0.39)	19.90	(3.16%	)	46,467	0.83%		0.70%		1.38%
9/30/14	18.37	0.32	2.56	2.88	(0.32)	(0.32)	20.93	15.85%		64,896	0.67%		0.66%		1.64%
9/30/13	15.23	0.28	3.12	3.40	(0.26)	(0.26)	18.37	22.56%		99,626	0.62%		N/A		1.69%
Service Class
9/30/17	$21.77	$0.37	$3.39	$3.76	$(0.35)	$(0.35)	$25.18	17.44%		$159	1.05%		0.80%		1.57%
9/30/16	19.97	0.29	1.81	2.10	(0.30)	(0.30)	21.77	10.61%		144	1.02%		0.80%		1.41%
9/30/15	21.01	0.28	(0.95)	(0.67)	(0.37)	(0.37)	19.97	(3.28%	)	109	0.93%		0.80%		1.30%
9/30/14	18.43	0.31	2.57	2.88	(0.30)	(0.30)	21.01	15.81%		132	0.78%		0.76%		1.52%
9/30/13	15.29	0.26	3.12	3.38	(0.24)	(0.24)	18.43	22.42%		110	0.72%		N/A		1.59%

	Year ended September 30
	2017	2016	2015	2014	2013
Portfolio turnover rate	58%	62%	54%	43%	150%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$21.75	$0.34	$3.39	$3.73	$(0.33)	$(0.33)	$25.15	17.29%		$12,935	1.15%		0.90%		1.43%
9/30/16	19.94	0.27	1.81	2.08	(0.27)	(0.27)	21.75	10.53%		11,708	1.12%		0.90%		1.29%
9/30/15	20.98	0.26	(0.96)	(0.70)	(0.34)	(0.34)	19.94	(3.40%	)	11,984	1.03%		0.90%		1.20%
9/30/14	18.40	0.28	2.58	2.86	(0.28)	(0.28)	20.98	15.65%		14,077	0.88%		0.87%		1.40%
9/30/13	15.25	0.25	3.12	3.37	(0.22)	(0.22)	18.40	22.32%		15,628	0.83%		N/A		1.48%
Class A
9/30/17	$21.72	$0.28	$3.39	$3.67	$(0.27)	$(0.27)	$25.12	17.02%		$5,343	1.40%		1.15%		1.20%
9/30/16	19.91	0.21	1.81	2.02	(0.21)	(0.21)	21.72	10.23%		5,918	1.37%		1.15%		1.04%
9/30/15	20.94	0.20	(0.94)	(0.74)	(0.29)	(0.29)	19.91	(3.59%	)	6,605	1.28%		1.15%		0.95%
9/30/14	18.35	0.23	2.57	2.80	(0.21)	(0.21)	20.94	15.35%		7,513	1.15%		1.14%		1.13%
9/30/13	15.22	0.20	3.11	3.31	(0.18)	(0.18)	18.35	21.94%		8,304	1.12%		N/A		1.19%
Class R4
9/30/17	$21.70	$0.30	$3.38	$3.68	$(0.30)	$(0.30)	$25.08	17.09%		$127	1.30%		1.05%		1.29%
9/30/16	19.89	0.23	1.82	2.05	(0.24)	(0.24)	21.70	10.41%		110	1.27%		1.05%		1.15%
9/30/15	20.95	0.23	(0.95)	(0.72)	(0.34)	(0.34)	19.89	(3.57%	)	101	1.18%		1.05%		1.06%
9/30/14gg	20.11	0.11	0.73	0.84	-	-	20.95	4.23%	[b]	104	1.08%	[a]	1.05%	[a]	1.05%	[a]
Class R3
9/30/17	$21.59	$0.24	$3.36	$3.60	$(0.25)	$(0.25)	$24.94	16.78%		$129	1.55%		1.30%		1.04%
9/30/16	19.79	0.18	1.81	1.99	(0.19)	(0.19)	21.59	10.12%		107	1.53%		1.30%		0.90%
9/30/15	20.82	0.17	(0.94)	(0.77)	(0.26)	(0.26)	19.79	(3.77%	)	96	1.43%		1.30%		0.81%
9/30/14	18.26	0.18	2.56	2.74	(0.18)	(0.18)	20.82	15.09%		101	1.38%		1.37%		0.91%
9/30/13	15.15	0.15	3.10	3.25	(0.14)	(0.14)	18.26	21.54%		88	1.43%		N/A		0.87%

MassMutual Premier Disciplined Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$16.05	$0.31	$2.40	$2.71	$(0.53)	$(0.56)	$(1.09)	$17.67	17.36%		$79,531	0.57%		N/A	1.87%
9/30/16	14.75	0.35	1.56	1.91	(0.32)	(0.29)	(0.61)	16.05	13.26%		73,202	0.53%		N/A	2.29%
9/30/15	15.75	0.29	(1.00)	(0.71)	(0.29)	-	(0.29)	14.75	(4.64%	)	163,640	0.53%		N/A	1.84%
9/30/14gg	15.15	0.14	0.46	0.60	-	-	-	15.75	3.96%	[b]	182,826	0.50%	[a]	N/A	1.73%	[a]
Class R5
9/30/17	$16.06	$0.30	$2.40	$2.70	$(0.51)	$(0.56)	$(1.07)	$17.69	17.31%		$46,583	0.67%		N/A	1.78%
9/30/16	14.76	0.34	1.55	1.89	(0.30)	(0.29)	(0.59)	16.06	13.11%		46,644	0.63%		N/A	2.22%
9/30/15	15.76	0.28	(1.01)	(0.73)	(0.27)	-	(0.27)	14.76	(4.74%	)	46,754	0.63%		N/A	1.73%
9/30/14	13.55	0.27	2.20	2.47	(0.26)	-	(0.26)	15.76	18.30%		71,929	0.57%		N/A	1.81%
9/30/13	11.29	0.26	2.26	2.52	(0.26)	-	(0.26)	13.55	22.88%		236,830	0.56%		0.53%	2.08%
Service Class
9/30/17	$15.95	$0.28	$2.39	$2.67	$(0.49)	$(0.56)	$(1.05)	$17.57	17.19%		$49,413	0.77%		N/A	1.65%
9/30/16	14.66	0.32	1.55	1.87	(0.29)	(0.29)	(0.58)	15.95	13.03%		64,634	0.73%		N/A	2.12%
9/30/15	15.66	0.26	(1.00)	(0.74)	(0.26)	-	(0.26)	14.66	(4.84%	)	65,799	0.73%		N/A	1.65%
9/30/14	13.48	0.25	2.17	2.42	(0.24)	-	(0.24)	15.66	18.15%		68,003	0.68%		N/A	1.66%
9/30/13	11.22	0.25	2.26	2.51	(0.25)	-	(0.25)	13.48	22.82%		69,162	0.65%		0.62%	2.01%

	Year ended September 30
	2017	2016	2015	2014	2013
Portfolio turnover rate	102%	109%	113%	92%	145%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$16.21	$0.27	$2.41	$2.68	$(0.47)	$(0.56)	$(1.03)	$17.86	17.01%		$5,970	0.87%		N/A	1.57%
9/30/16	14.88	0.31	1.58	1.89	(0.27)	(0.29)	(0.56)	16.21	12.97%		5,801	0.83%		N/A	2.00%
9/30/15	15.90	0.25	(1.02)	(0.77)	(0.25)	-	(0.25)	14.88	(4.97%	)	7,460	0.83%		N/A	1.55%
9/30/14	13.68	0.23	2.23	2.46	(0.24)	-	(0.24)	15.90	18.02%		7,047	0.80%		N/A	1.54%
9/30/13	11.40	0.23	2.29	2.52	(0.24)	-	(0.24)	13.68	22.60%		4,459	0.79%		0.76%	1.82%
Class A
9/30/17	$15.82	$0.22	$2.36	$2.58	$(0.45)	$(0.56)	$(1.01)	$17.39	16.74%		$9,120	1.12%		N/A	1.32%
9/30/16	14.53	0.27	1.53	1.80	(0.22)	(0.29)	(0.51)	15.82	12.65%		10,415	1.08%		N/A	1.78%
9/30/15	15.51	0.20	(0.98)	(0.78)	(0.20)	-	(0.20)	14.53	(5.13%	)	8,081	1.08%		N/A	1.30%
9/30/14	13.36	0.19	2.15	2.34	(0.19)	-	(0.19)	15.51	17.67%		10,718	1.05%		N/A	1.29%
9/30/13	11.13	0.20	2.24	2.44	(0.21)	-	(0.21)	13.36	22.26%		11,844	1.04%		1.01%	1.60%
Class R4
9/30/17	$15.77	$0.24	$2.36	$2.60	$(0.49)	$(0.56)	$(1.05)	$17.32	16.94%		$10,139	1.02%		N/A	1.43%
9/30/16	14.51	0.28	1.53	1.81	(0.26)	(0.29)	(0.55)	15.77	12.75%		4,127	0.98%		N/A	1.90%
9/30/15	15.52	0.21	(0.98)	(0.77)	(0.24)	-	(0.24)	14.51	(5.10%	)	2,524	0.98%		N/A	1.34%
9/30/14gg	14.96	0.10	0.46	0.56	-	-	-	15.52	3.74%	[b]	104	0.95%	[a]	N/A	1.32%	[a]
Class R3
9/30/17	$15.92	$0.20	$2.38	$2.58	$(0.38)	$(0.56)	$(0.94)	$17.56	16.62%		$3,820	1.27%		N/A	1.18%
9/30/16	14.62	0.25	1.54	1.79	(0.20)	(0.29)	(0.49)	15.92	12.49%		648	1.23%		N/A	1.66%
9/30/15	15.61	0.19	(1.00)	(0.81)	(0.18)	-	(0.18)	14.62	(5.29%	)	185	1.23%		N/A	1.19%
9/30/14	13.43	0.16	2.17	2.33	(0.15)	-	(0.15)	15.61	17.48%		174	1.27%		N/A	1.06%
9/30/13	11.19	0.16	2.26	2.42	(0.18)	-	(0.18)	13.43	21.92%		153	1.34%		1.31%	1.30%

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$10.42	$0.16	$1.81	$1.97	$(0.15)	$(0.30)	$(0.45)	$11.94	19.50%		$8,516	0.71%		N/A	1.40%
9/30/16	13.75	0.18	1.43	1.61	(0.22)	(4.72)	(4.94)	10.42	14.34%		739	0.72%		N/A	1.68%
9/30/15	14.23	0.14	(0.19)	(0.05)	(0.13)	(0.30)	(0.43)	13.75	(0.36%	)	37	0.65%		N/A	0.99%
9/30/14gg	13.41	0.08	0.74	0.82	-	-	-	14.23	6.11%	[b]	47,537	0.62%	[a]	N/A	1.07%	[a]
Class R5
9/30/17	$10.41	$0.15	$1.81	$1.96	$(0.14)	$(0.30)	$(0.44)	$11.93	19.40%		$78,580	0.81%		N/A	1.36%
9/30/16	13.73	0.13	1.48	1.61	(0.21)	(4.72)	(4.93)	10.41	14.28%		73,380	0.82%		N/A	1.27%
9/30/15	14.22	0.14	(0.21)	(0.07)	(0.12)	(0.30)	(0.42)	13.73	(0.50%	)	69,529	0.76%		N/A	0.95%
9/30/14	12.10	0.12	2.11	2.23	(0.11)	-	(0.11)	14.22	18.54%		97,358	0.76%		0.72%	0.89%
9/30/13	10.32	0.13	1.78	1.91	(0.13)	-	(0.13)	12.10	18.65%		131,115	0.80%		0.71%	1.16%
Service Class
9/30/17	$10.71	$0.15	$1.85	$2.00	$(0.11)	$(0.30)	$(0.41)	$12.30	19.21%		$1,133	0.91%		N/A	1.28%
9/30/16	13.91	0.12	1.51	1.63	(0.11)	(4.72)	(4.83)	10.71	14.21%		1,979	0.92%		N/A	0.98%
9/30/15	14.40	0.13	(0.21)	(0.08)	(0.11)	(0.30)	(0.41)	13.91	(0.57%	)	6,517	0.86%		N/A	0.88%
9/30/14	12.26	0.11	2.14	2.25	(0.11)	-	(0.11)	14.40	18.40%		6,742	0.84%		0.79%	0.82%
9/30/13	10.46	0.12	1.81	1.93	(0.13)	-	(0.13)	12.26	18.71%		5,267	0.85%		0.76%	1.11%

	Year ended September 30
	2017	2016	2015	2014	2013
Portfolio turnover rate	35%	38%	54%	53%	43%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$10.40	$0.13	$1.80	$1.93	$(0.12)	$(0.30)	$(0.42)	$11.91	19.07%		$30,996	1.01%		N/A	1.17%
9/30/16	13.71	0.11	1.48	1.59	(0.18)	(4.72)	(4.90)	10.40	14.11%		29,371	1.02%		N/A	1.05%
9/30/15	14.19	0.11	(0.20)	(0.09)	(0.09)	(0.30)	(0.39)	13.71	(0.63%	)	31,644	0.96%		N/A	0.77%
9/30/14	12.08	0.09	2.11	2.20	(0.09)	-	(0.09)	14.19	18.26%		35,299	0.96%		0.92%	0.69%
9/30/13	10.30	0.11	1.78	1.89	(0.11)	-	(0.11)	12.08	18.52%		33,164	1.00%		0.91%	0.97%
Class A
9/30/17	$10.26	$0.10	$1.79	$1.89	$(0.10)	$(0.30)	$(0.40)	$11.75	18.88%		$13,096	1.26%		N/A	0.90%
9/30/16	13.58	0.09	1.45	1.54	(0.14)	(4.72)	(4.86)	10.26	13.78%		11,877	1.27%		N/A	0.82%
9/30/15	14.07	0.07	(0.20)	(0.13)	(0.06)	(0.30)	(0.36)	13.58	(0.96%	)	12,906	1.21%		N/A	0.52%
9/30/14	11.98	0.06	2.09	2.15	(0.06)	-	(0.06)	14.07	17.99%		13,580	1.21%		1.17%	0.44%
9/30/13	10.23	0.08	1.76	1.84	(0.09)	-	(0.09)	11.98	18.18%		13,493	1.25%		1.16%	0.71%
Class R4
9/30/17	$10.22	$0.11	$1.78	$1.89	$(0.14)	$(0.30)	$(0.44)	$11.67	19.02%		$5,268	1.16%		N/A	0.99%
9/30/16	13.57	0.15	1.40	1.55	(0.18)	(4.72)	(4.90)	10.22	13.88%		3,421	1.17%		N/A	1.45%
9/30/15	14.07	0.09	(0.21)	(0.12)	(0.08)	(0.30)	(0.38)	13.57	(0.85%	)	105	1.11%		N/A	0.63%
9/30/14gg	13.29	0.04	0.74	0.78	-	-	-	14.07	5.87%	[b]	106	1.07%	[a]	N/A	0.60%	[a]
Class R3
9/30/17	$10.30	$0.08	$1.79	$1.87	$(0.11)	$(0.30)	$(0.41)	$11.76	18.69%		$1,144	1.41%		N/A	0.74%
9/30/16	13.66	0.07	1.46	1.53	(0.17)	(4.72)	(4.89)	10.30	13.60%		802	1.42%		N/A	0.70%
9/30/15	14.15	0.05	(0.20)	(0.15)	(0.04)	(0.30)	(0.34)	13.66	(1.07%	)	140	1.36%		N/A	0.38%
9/30/14	12.03	0.03	2.11	2.14	(0.02)	-	(0.02)	14.15	17.78%		119	1.41%		1.38%	0.24%
9/30/13	10.24	0.05	1.77	1.82	(0.03)	-	(0.03)	12.03	17.82%		70	1.55%		1.46%	0.45%

MassMutual Premier Disciplined Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$11.69	$0.13	$2.30	$2.43	$(0.17)	$(0.82)	$(0.99)	$13.13	22.32%		$113,313	0.53%		N/A	1.09%
9/30/16	11.37	0.14	1.17	1.31	(0.14)	(0.85)	(0.99)	11.69	11.94%		107,336	0.51%		N/A	1.22%
9/30/15	12.87	0.15	0.04	0.19	(0.14)	(1.55)	(1.69)	11.37	1.30%		184,981	0.50%		N/A	1.21%
9/30/14gg	12.13	0.07	0.67	0.74	-	-	-	12.87	6.18%	[b]	182,512	0.50%	[a]	N/A	1.14%	[a]
Class R5
9/30/17	$11.69	$0.12	$2.31	$2.43	$(0.16)	$(0.82)	$(0.98)	$13.14	22.27%		$87,103	0.63%		N/A	1.00%
9/30/16	11.38	0.13	1.16	1.29	(0.13)	(0.85)	(0.98)	11.69	11.70%		76,893	0.61%		N/A	1.12%
9/30/15	12.88	0.14	0.04	0.18	(0.13)	(1.55)	(1.68)	11.38	1.29%		85,630	0.60%		N/A	1.12%
9/30/14	13.26	0.15	2.17	2.32	(0.16)	(2.54)	(2.70)	12.88	19.60%		110,762	0.57%		N/A	1.16%
9/30/13	11.17	0.18	2.11	2.29	(0.17)	(0.03)	(0.20)	13.26	20.83%		209,795	0.56%		0.53%	1.50%
Service Class
9/30/17	$11.71	$0.11	$2.31	$2.42	$(0.14)	$(0.82)	$(0.96)	$13.17	22.15%		$73,755	0.73%		N/A	0.89%
9/30/16	11.40	0.12	1.16	1.28	(0.12)	(0.85)	(0.97)	11.71	11.58%		80,551	0.71%		N/A	1.02%
9/30/15	12.90	0.12	0.05	0.17	(0.12)	(1.55)	(1.67)	11.40	1.19%		87,882	0.70%		N/A	1.02%
9/30/14	13.28	0.13	2.18	2.31	(0.15)	(2.54)	(2.69)	12.90	19.45%		86,743	0.67%		N/A	1.02%
9/30/13	11.19	0.17	2.11	2.28	(0.16)	(0.03)	(0.19)	13.28	20.79%		64,469	0.65%		0.62%	1.42%

	Year ended September 30
	2017	2016	2015	2014	2013
Portfolio turnover rate	105%	124%	138%	142%	153%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$11.81	$0.09	$2.34	$2.43	$(0.14)	$(0.82)	$(0.96)	$13.28	21.95%		$41,678	0.83%		N/A	0.78%
9/30/16	11.48	0.10	1.19	1.29	(0.11)	(0.85)	(0.96)	11.81	11.57%		38,399	0.81%		N/A	0.91%
9/30/15	12.98	0.11	0.04	0.15	(0.10)	(1.55)	(1.65)	11.48	1.08%		33,634	0.80%		N/A	0.91%
9/30/14	13.35	0.12	2.19	2.31	(0.14)	(2.54)	(2.68)	12.98	19.33%		24,252	0.79%		N/A	0.92%
9/30/13	11.26	0.15	2.12	2.27	(0.15)	(0.03)	(0.18)	13.35	20.58%		20,092	0.78%		0.75%	1.23%
Class A
9/30/17	$11.53	$0.07	$2.28	$2.35	$(0.11)	$(0.82)	$(0.93)	$12.95	21.73%		$36,625	1.08%		N/A	0.55%
9/30/16	11.23	0.07	1.15	1.22	(0.07)	(0.85)	(0.92)	11.53	11.23%		38,743	1.06%		N/A	0.67%
9/30/15	12.74	0.08	0.04	0.12	(0.08)	(1.55)	(1.63)	11.23	0.78%		38,035	1.05%		N/A	0.66%
9/30/14	13.15	0.08	2.16	2.24	(0.11)	(2.54)	(2.65)	12.74	19.02%		35,193	1.04%		N/A	0.66%
9/30/13	11.10	0.12	2.09	2.21	(0.13)	(0.03)	(0.16)	13.15	20.27%		19,445	1.04%		1.01%	1.03%
Class R4
9/30/17	$11.50	$0.07	$2.27	$2.34	$(0.13)	$(0.82)	$(0.95)	$12.89	21.80%		$26,809	0.98%		N/A	0.61%
9/30/16	11.23	0.08	1.16	1.24	(0.12)	(0.85)	(0.97)	11.50	11.38%		14,016	0.96%		N/A	0.75%
9/30/15	12.74	0.09	0.05	0.14	(0.10)	(1.55)	(1.65)	11.23	0.94%		6,003	0.95%		N/A	0.78%
9/30/14gg	12.03	0.04	0.67	0.71	-	-	-	12.74	5.90%	[b]	106	0.95%	[a]	N/A	0.68%	[a]
Class R3
9/30/17	$11.45	$0.04	$2.27	$2.31	$(0.08)	$(0.82)	$(0.90)	$12.86	21.52%		$4,310	1.23%		N/A	0.38%
9/30/16	11.21	0.06	1.14	1.20	(0.11)	(0.85)	(0.96)	11.45	11.01%		3,159	1.21%		N/A	0.55%
9/30/15	12.73	0.06	0.04	0.10	(0.07)	(1.55)	(1.62)	11.21	0.66%		3,637	1.20%		N/A	0.51%
9/30/14gg	12.03	0.03	0.67	0.70	-	-	-	12.73	5.82%	[b]	106	1.20%	[a]	N/A	0.43%	[a]

MassMutual Premier Small Cap Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$13.81	$0.11	$3.01	$3.12	$(0.18)	$(0.34)	$(0.52)	$16.41	23.05%		$15,105		0.70%		N/A	0.75%
9/30/16	13.84	0.17	1.31	1.48	(0.12)	(1.39)	(1.51)	13.81	11.60%		3,642		0.71%		N/A	1.33%
9/30/15	15.78	0.13	0.44	0.57	(0.17)	(2.34)	(2.51)	13.84	2.63%		0	[f]	0.68%		N/A	0.84%
9/30/14gg	16.45	0.39	(1.06)	(0.67)	-	-	-	15.78	(4.07%	)[b]	4,801		0.66%	[a]	N/A	4.79%	[a]
Class R5
9/30/17	$13.78	$0.10	$3.00	$3.10	$(0.16)	$(0.34)	$(0.50)	$16.38	22.99%		$64,889		0.80%		N/A	0.63%
9/30/16	13.82	0.15	1.30	1.45	(0.10)	(1.39)	(1.49)	13.78	11.40%		61,310		0.81%		N/A	1.16%
9/30/15	15.77	0.13	0.41	0.54	(0.15)	(2.34)	(2.49)	13.82	2.44%		58,840		0.79%		N/A	0.82%
9/30/14	14.92	0.17	0.83	1.00	(0.15)	-	(0.15)	15.77	6.75%		73,288		0.74%		N/A	1.04%
9/30/13	11.03	0.16	3.86	4.02	(0.13)	-	(0.13)	14.92	36.88%		83,213		0.73%		0.70%	1.23%
Service Class
9/30/17	$13.75	$0.08	$3.00	$3.08	$(0.15)	$(0.34)	$(0.49)	$16.34	22.87%		$14,726		0.90%		N/A	0.54%
9/30/16	13.81	0.14	1.29	1.43	(0.10)	(1.39)	(1.49)	13.75	11.23%		13,313		0.91%		N/A	1.08%
9/30/15	15.76	0.11	0.43	0.54	(0.15)	(2.34)	(2.49)	13.81	2.41%		6,927		0.89%		N/A	0.73%
9/30/14	14.92	0.16	0.82	0.98	(0.14)	-	(0.14)	15.76	6.60%		6,865		0.84%		N/A	0.98%
9/30/13	11.03	0.14	3.88	4.02	(0.13)	-	(0.13)	14.92	36.79%		2,627		0.83%		0.80%	1.15%

	Year ended September 30
	2017	2016	2015	2014	2013
Portfolio turnover rate	62%	57%	52%	66%	91%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
f	Amount is less than $500.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$13.68	$0.07	$2.98	$3.05	$(0.14)	$(0.34)	$(0.48)	$16.25	22.75%		$23,967	1.00%		N/A	0.44%
9/30/16	13.72	0.12	1.29	1.41	(0.06)	(1.39)	(1.45)	13.68	11.17%		17,641	1.01%		N/A	0.94%
9/30/15	15.68	0.10	0.41	0.51	(0.13)	(2.34)	(2.47)	13.72	2.25%		18,171	0.99%		N/A	0.64%
9/30/14	14.84	0.14	0.83	0.97	(0.13)	-	(0.13)	15.68	6.55%		17,595	0.95%		N/A	0.86%
9/30/13	10.98	0.13	3.85	3.98	(0.12)	-	(0.12)	14.84	36.60%		9,661	0.93%		0.90%	1.02%
Class A
9/30/17	$13.42	$0.03	$2.92	$2.95	$(0.10)	$(0.34)	$(0.44)	$15.93	22.42%		$73,462	1.25%		N/A	0.19%
9/30/16	13.49	0.09	1.26	1.35	(0.03)	(1.39)	(1.42)	13.42	10.88%		69,495	1.26%		N/A	0.70%
9/30/15	15.43	0.06	0.42	0.48	(0.08)	(2.34)	(2.42)	13.49	2.04%		66,359	1.24%		N/A	0.38%
9/30/14	14.62	0.09	0.81	0.90	(0.09)	-	(0.09)	15.43	6.19%		70,281	1.19%		N/A	0.60%
9/30/13	10.80	0.10	3.80	3.90	(0.08)	-	(0.08)	14.62	36.40%		77,201	1.18%		1.15%	0.77%
Class R4
9/30/17	$13.36	$0.04	$2.91	$2.95	$(0.14)	$(0.34)	$(0.48)	$15.83	22.50%		$9,717	1.15%		N/A	0.29%
9/30/16	13.48	0.10	1.27	1.37	(0.10)	(1.39)	(1.49)	13.36	11.06%		4,467	1.16%		N/A	0.75%
9/30/15	15.44	0.12	0.38	0.50	(0.12)	(2.34)	(2.46)	13.48	2.17%		571	1.14%		N/A	0.84%
9/30/14gg	16.14	0.04	(0.74)	(0.70)	-	-	-	15.44	(4.34%	)[b]	96	1.11%	[a]	N/A	0.46%	[a]
Class R3
9/30/17	$13.32	$0.01	$2.89	$2.90	$(0.11)	$(0.34)	$(0.45)	$15.77	22.19%		$9,008	1.40%		N/A	0.04%
9/30/16	13.46	0.07	1.25	1.32	(0.07)	(1.39)	(1.46)	13.32	10.72%		5,524	1.41%		N/A	0.51%
9/30/15	15.42	0.07	0.40	0.47	(0.09)	(2.34)	(2.43)	13.46	1.97%		1,245	1.39%		N/A	0.45%
9/30/14gg	16.14	0.02	(0.74)	(0.72)	-	-	-	15.42	(4.46%	)[b]	96	1.36%	[a]	N/A	0.21%	[a]

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$13.47	$0.12	$3.43	$3.55	$(0.18)	$(0.38)	$(0.56)	$16.46	27.53%		$34,308	0.86%		N/A	0.78%
9/30/16	13.94	0.11	0.66	0.77	(0.14)	(1.10)	(1.24)	13.47	5.50%		16,576	0.85%		N/A	0.85%
9/30/15	15.11	0.18	(0.46)	(0.28)	(0.19)	(0.70)	(0.89)	13.94	(1.92%	)	1,044	0.84%		N/A	1.16%
9/30/14gg	14.85	0.13	0.13	0.26	-	-	-	15.11	1.75%	[b]	102	0.84%	[a]	N/A	1.75%	[a]
Class R5
9/30/17	$13.46	$0.08	$3.48	$3.56	$(0.17)	$(0.38)	$(0.55)	$16.47	27.55%		$120,521	0.96%		N/A	0.54%
9/30/16	13.93	0.12	0.63	0.75	(0.12)	(1.10)	(1.22)	13.46	5.37%		125,171	0.95%		N/A	0.89%
9/30/15	15.11	0.15	(0.46)	(0.31)	(0.17)	(0.70)	(0.87)	13.93	(2.07%	)	166,316	0.94%		N/A	0.99%
9/30/14	13.99	0.15	1.25	1.40	(0.16)	(0.12)	(0.28)	15.11	10.18%		206,074	0.99%		0.91%	0.99%
9/30/13	11.19	0.16	2.79	2.95	(0.15)	-	(0.15)	13.99	26.55%		213,577	1.05%		0.89%	1.28%
Service Class
9/30/17	$13.35	$0.07	$3.44	$3.51	$(0.15)	$(0.38)	$(0.53)	$16.33	27.37%		$19,086	1.06%		N/A	0.46%
9/30/16	13.83	0.11	0.62	0.73	(0.11)	(1.10)	(1.21)	13.35	5.28%		28,699	1.05%		N/A	0.87%
9/30/15	15.01	0.14	(0.46)	(0.32)	(0.16)	(0.70)	(0.86)	13.83	(2.15%	)	30,582	1.04%		N/A	0.95%
9/30/14	13.90	0.15	1.22	1.37	(0.14)	(0.12)	(0.26)	15.01	9.96%		14,038	1.05%		1.03%	0.99%
9/30/13	11.12	0.14	2.78	2.92	(0.14)	-	(0.14)	13.90	26.47%		8,558	1.08%		1.03%	1.13%

	Year ended September 30
	2017	2016	2015	2014	2013
Portfolio turnover rate	30%	25%	32%	27%	28%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$13.44	$0.05		$3.47	$3.52	$(0.14)	$(0.38)	$(0.52)	$16.44	27.24%		$103,200	1.16%		N/A	0.36%
9/30/16	13.91	0.09		0.63	0.72	(0.09)	(1.10)	(1.19)	13.44	5.15%		99,085	1.15%		N/A	0.68%
9/30/15	15.08	0.12		(0.45)	(0.33)	(0.14)	(0.70)	(0.84)	13.91	(2.23%	)	120,753	1.14%		N/A	0.79%
9/30/14	13.96	0.11		1.25	1.36	(0.12)	(0.12)	(0.24)	15.08	9.87%		136,272	1.18%		1.14%	0.77%
9/30/13	11.17	0.13		2.79	2.92	(0.13)	-	(0.13)	13.96	26.30%		128,755	1.23%		1.14%	1.01%
Class A
9/30/17	$13.29	$0.02		$3.44	$3.46	$(0.10)	$(0.38)	$(0.48)	$16.27	26.99%		$30,769	1.41%		N/A	0.12%
9/30/16	13.77	0.06		0.61	0.67	(0.05)	(1.10)	(1.15)	13.29	4.85%		32,200	1.40%		N/A	0.44%
9/30/15	14.92	0.08		(0.44)	(0.36)	(0.09)	(0.70)	(0.79)	13.77	(2.44%	)	40,690	1.39%		N/A	0.54%
9/30/14	13.82	0.07		1.24	1.31	(0.09)	(0.12)	(0.21)	14.92	9.54%		46,399	1.43%		1.41%	0.48%
9/30/13	11.06	0.09		2.76	2.85	(0.09)	-	(0.09)	13.82	25.94%		48,500	1.48%		1.43%	0.72%
Class R4
9/30/17	$13.21	$0.03		$3.41	$3.44	$(0.14)	$(0.38)	$(0.52)	$16.13	27.05%		$5,560	1.31%		N/A	0.20%
9/30/16	13.74	0.09		0.61	0.70	(0.13)	(1.10)	(1.23)	13.21	5.05%		4,322	1.30%		N/A	0.73%
9/30/15	14.93	0.12		(0.48)	(0.36)	(0.13)	(0.70)	(0.83)	13.74	(2.44%	)	729	1.29%		N/A	0.79%
9/30/14gg	14.70	0.10		0.13	0.23	-	-	-	14.93	1.56%	[b]	102	1.29%	[a]	N/A	1.30%	[a]
Class R3
9/30/17	$13.27	$(0.00	)d	$3.42	$3.42	$(0.10)	$(0.38)	$(0.48)	$16.21	26.73%		$10,696	1.56%		N/A	(0.03%	)
9/30/16	13.79	0.05		0.61	0.66	(0.08)	(1.10)	(1.18)	13.27	4.78%		8,702	1.55%		N/A	0.42%
9/30/15	14.97	0.05		(0.43)	(0.38)	(0.10)	(0.70)	(0.80)	13.79	(2.63%	)	2,905	1.54%		N/A	0.36%
9/30/14	13.86	0.07		1.24	1.31	(0.08)	(0.12)	(0.20)	14.97	9.49%		1,523	1.64%		1.53%	0.48%
9/30/13	11.10	0.08		2.77	2.85	(0.09)	-	(0.09)	13.86	25.81%		1,235	1.78%		1.52%	0.63%

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios /Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$11.97	$0.18	$1.61	$1.79	$(0.15)	$(0.17)	$(0.32)	$13.44	15.60%		$246,510	0.96%		0.94%	1.46%
9/30/16	11.55	0.15	0.85	1.00	(0.14)	(0.44)	(0.58)	11.97	8.86%		195,019	0.95%		0.94%	1.30%
9/30/15	14.39	0.18	(0.60)	(0.42)	(0.18)	(2.24)	(2.42)	11.55	(3.02%	)	169,842	0.96%		N/A	1.42%
9/30/14gg	15.47	0.14	(1.22)	(1.08)	-	-	-	14.39	(6.98%	)[b]	64,208	0.96%	[a]	N/A	1.83%	[a]
Class R5
9/30/17	$11.97	$0.17	$1.61	$1.78	$(0.14)	$(0.17)	$(0.31)	$13.44	15.47%		$195,316	1.06%		1.04%	1.38%
9/30/16	11.54	0.14	0.85	0.99	(0.12)	(0.44)	(0.56)	11.97	8.83%		221,320	1.05%		1.04%	1.18%
9/30/15	14.38	0.13	(0.57)	(0.44)	(0.16)	(2.24)	(2.40)	11.54	(3.17%	)	251,687	1.06%		N/A	1.05%
9/30/14	15.92	0.15	(0.16)	(0.01)	(0.19)	(1.34)	(1.53)	14.38	(0.32%	)	351,818	1.06%		N/A	0.97%
9/30/13	13.20	0.21	3.14	3.35	(0.20)	(0.43)	(0.63)	15.92	26.22%		445,260	1.07%		N/A	1.46%
Service Class
9/30/17	$11.93	$0.15	$1.61	$1.76	$(0.13)	$(0.17)	$(0.30)	$13.39	15.33%		$21,422	1.16%		1.14%	1.25%
9/30/16	11.51	0.13	0.84	0.97	(0.11)	(0.44)	(0.55)	11.93	8.66%		22,510	1.15%		1.14%	1.09%
9/30/15	14.34	0.13	(0.57)	(0.44)	(0.15)	(2.24)	(2.39)	11.51	(3.20%	)	21,741	1.16%		N/A	1.03%
9/30/14	15.90	0.14	(0.17)	(0.03)	(0.19)	(1.34)	(1.53)	14.34	(0.46%	)	23,473	1.12%		N/A	0.88%
9/30/13	13.18	0.20	3.15	3.35	(0.20)	(0.43)	(0.63)	15.90	26.23%		25,987	1.10%		N/A	1.42%

	Year ended September 30
	2017	2016	2015	2014	2013
Portfolio turnover rate	44%	36%	45%	76%	56%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders							Ratios /Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$11.87	$0.15	$1.58	$1.73	$(0.11)	$(0.17)	$(0.28)	$13.32	15.19%		$17,968	1.26%		1.24%	1.22%
9/30/16	11.45	0.11	0.85	0.96	(0.10)	(0.44)	(0.54)	11.87	8.59%		18,407	1.25%		1.24%	0.97%
9/30/15	14.27	0.12	(0.56)	(0.44)	(0.14)	(2.24)	(2.38)	11.45	(3.28%	)	19,307	1.26%		N/A	0.96%
9/30/14	15.82	0.13	(0.18)	(0.05)	(0.16)	(1.34)	(1.50)	14.27	(0.57%	)	18,339	1.25%		N/A	0.86%
9/30/13	13.13	0.19	3.11	3.30	(0.18)	(0.43)	(0.61)	15.82	25.96%		18,017	1.25%		N/A	1.31%
Class A
9/30/17	$11.52	$0.10	$1.56	$1.66	$(0.08)	$(0.17)	$(0.25)	$12.93	14.95%		$39,746	1.51%		1.49%	0.90%
9/30/16	11.12	0.08	0.83	0.91	(0.07)	(0.44)	(0.51)	11.52	8.34%		42,907	1.50%		1.49%	0.72%
9/30/15	13.94	0.08	(0.56)	(0.48)	(0.10)	(2.24)	(2.34)	11.12	(3.54%	)	47,166	1.51%		N/A	0.65%
9/30/14	15.48	0.09	(0.17)	(0.08)	(0.12)	(1.34)	(1.46)	13.94	(0.77%	)	53,155	1.50%		N/A	0.58%
9/30/13	12.85	0.14	3.06	3.20	(0.14)	(0.43)	(0.57)	15.48	25.70%		56,137	1.50%		N/A	1.04%
Class R4
9/30/17	$11.47	$0.13	$1.53	$1.66	$(0.12)	$(0.17)	$(0.29)	$12.84	15.10%		$10,932	1.41%		1.39%	1.10%
9/30/16	11.11	0.14	0.77	0.91	(0.11)	(0.44)	(0.55)	11.47	8.42%		3,648	1.40%		1.39%	1.28%
9/30/15	13.94	0.09	(0.55)	(0.46)	(0.13)	(2.24)	(2.37)	11.11	(3.46%	)	349	1.41%		N/A	0.73%
9/30/14gg	15.03	0.11	(1.20)	(1.09)	-	-	-	13.94	(7.25%	)[b]	93	1.41%	[a]	N/A	1.47%	[a]
Class R3
9/30/17	$11.43	$0.09	$1.54	$1.63	$(0.10)	$(0.17)	$(0.27)	$12.79	14.77%		$9,045	1.66%		1.64%	0.77%
9/30/16	11.09	0.09	0.80	0.89	(0.11)	(0.44)	(0.55)	11.43	8.24%		3,618	1.65%		1.64%	0.82%
9/30/15	13.93	0.05	(0.54)	(0.49)	(0.11)	(2.24)	(2.35)	11.09	(3.76%	)	524	1.66%		N/A	0.41%
9/30/14gg	15.03	0.09	(1.19)	(1.10)	-	-	-	13.93	(7.32%	)[b]	93	1.66%	[a]	N/A	1.22%	[a]

MassMutual Premier Strategic Emerging Markets Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$10.79	$0.07	$2.14	$2.21	$(0.12)	$(0.12)	$12.88	20.85%		$236,991	1.28%	1.05%	0.65%
9/30/16	9.19	0.07	1.61	1.68	(0.08)	(0.08)	10.79	18.36%		204,626	1.31%	1.05%	0.69%
9/30/15	12.11	0.09	(2.87)	(2.78)	(0.14)	(0.14)	9.19	(23.13%	)	127,823	1.37%	1.05%	0.77%
9/30/14	11.68	0.08	0.50	0.58	(0.15)	(0.15)	12.11	5.01%		140,584	1.34%	1.02%	0.68%
9/30/13	12.03	0.16	(0.41)	(0.25)	(0.10)	(0.10)	11.68	(2.10%	)	115,463	1.23%	0.99%	1.30%
Class R5
9/30/17	$10.94	$0.06	$2.16	$2.22	$(0.11)	$(0.11)	$13.05	20.59%		$3,887	1.38%	1.15%	0.54%
9/30/16	9.30	0.04	1.65	1.69	(0.05)	(0.05)	10.94	18.22%		3,148	1.41%	1.15%	0.38%
9/30/15	12.24	0.08	(2.89)	(2.81)	(0.13)	(0.13)	9.30	(23.20%	)	7,389	1.47%	1.15%	0.67%
9/30/14	11.81	0.07	0.49	0.56	(0.13)	(0.13)	12.24	4.88%		8,869	1.47%	1.15%	0.55%
9/30/13	12.17	0.15	(0.42)	(0.27)	(0.09)	(0.09)	11.81	(2.29%	)	7,008	1.39%	1.15%	1.22%
Service Class
9/30/17	$10.78	$(0.02)	$2.19	$2.17	$(0.10)	$(0.10)	$12.85	20.41%		$434	1.48%	1.25%	(0.20%	)
9/30/16	9.17	0.04	1.63	1.67	(0.06)	(0.06)	10.78	18.27%		8,238	1.51%	1.25%	0.43%
9/30/15	12.09	0.07	(2.87)	(2.80)	(0.12)	(0.12)	9.17	(23.23%	)	7,015	1.57%	1.25%	0.63%
9/30/14	11.66	0.06	0.49	0.55	(0.12)	(0.12)	12.09	4.75%		256	1.57%	1.25%	0.46%
9/30/13	12.01	0.13	(0.40)	(0.27)	(0.08)	(0.08)	11.66	(2.34%	)	206	1.49%	1.25%	1.06%

	Year ended September 30
	2017	2016	2015	2014	2013
Portfolio turnover rate	51%	33%	40%	108%	75%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$10.84	$0.05		$2.13	$2.18	$(0.11)	$(0.11)	$12.91	20.35%		$1,565	1.58%		1.35%		0.41%
9/30/16	9.23	0.04		1.62	1.66	(0.05)	(0.05)	10.84	18.02%		677	1.61%		1.35%		0.42%
9/30/15	12.15	0.06		(2.88)	(2.82)	(0.10)	(0.10)	9.23	(23.32%	)	431	1.67%		1.35%		0.54%
9/30/14	11.72	0.07		0.47	0.54	(0.11)	(0.11)	12.15	4.61%		409	1.68%		1.37%		0.59%
9/30/13	12.09	0.13		(0.43)	(0.30)	(0.07)	(0.07)	11.72	(2.50%	)	98	1.64%		1.40%		1.09%
Class A
9/30/17	$10.74	$0.02		$2.14	$2.16	$(0.02)	$(0.02)	$12.88	20.18%		$118	1.83%		1.60%		0.14%
9/30/16	9.13	0.01		1.60	1.61	(0.00)[d]	(0.00)[d]	10.74	17.68%		95	1.86%		1.60%		0.11%
9/30/15	12.04	0.00	[d]	(2.81)	(2.81)	(0.10)	(0.10)	9.13	(23.47%	)	190	1.92%		1.60%		0.02%
9/30/14	11.61	(0.01)		0.51	0.50	(0.07)	(0.07)	12.04	4.36%		470	1.94%		1.62%		(0.05%	)
9/30/13	11.94	0.08		(0.41)	(0.33)	-	-	11.61	(2.76%	)	336	1.89%		1.65%		0.63%
Class R4
9/30/17	$10.72	$0.03		$2.11	$2.14	$(0.10)	$(0.10)	$12.76	20.23%		$1,019	1.73%		1.50%		0.24%
9/30/16	9.14	0.02		1.61	1.63	(0.05)	(0.05)	10.72	17.87%		599	1.76%		1.50%		0.23%
9/30/15	12.05	0.03		(2.84)	(2.81)	(0.10)	(0.10)	9.14	(23.45%	)	112	1.82%		1.50%		0.27%
9/30/14gg	11.64	0.05		0.36	0.41	-	-	12.05	3.52%	[b]	103	1.82%	[a]	1.50%	[a]	0.76%	[a]
Class R3
9/30/17	$10.70	$(0.01)		$2.12	$2.11	$(0.08)	$(0.08)	$12.73	19.88%		$821	1.98%		1.75%		(0.07%	)
9/30/16	9.12	0.00	[d]	1.61	1.61	(0.03)	(0.03)	10.70	17.66%		642	2.01%		1.75%		0.04%
9/30/15	12.03	0.03		(2.86)	(2.83)	(0.08)	(0.08)	9.12	(23.57%	)	184	2.07%		1.75%		0.24%
9/30/14gg	11.64	0.03		0.36	0.39	-	-	12.03	3.35%	[b]	103	2.07%	[a]	1.75%	[a]	0.51%	[a]

Notes to Financial Statements

1.	The Funds

MassMutual Premier Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 15 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Premier U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

MassMutual Premier Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MassMutual Premier Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MassMutual Premier Core Bond Fund (“Core Bond Fund”)

MassMutual Premier Diversified Bond Fund (“Diversified Bond Fund”)

MassMutual Premier High Yield Fund (“High Yield Fund”)

MassMutual Premier Balanced Fund (“Balanced Fund”)

MassMutual Premier Value Fund (“Value Fund”)

MassMutual Premier Disciplined Value Fund (“Disciplined Value Fund”)

MassMutual Premier Main Street Fund (“Main Street Fund”)

MassMutual Premier Disciplined Growth Fund (“Disciplined Growth Fund”)

MassMutual Premier Small Cap Opportunities Fund (“Small Cap Opportunities Fund”)

MassMutual Premier Global Fund (“Global Fund”)

MassMutual Premier International Equity Fund (“International Equity Fund”)

MassMutual Premier Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an

Notes to Financial Statements (Continued)

official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. The U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if the Fund’s investment adviser determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the U.S. Government Money Market Fund must adhere to certain conditions. It is the intention of the U.S. Government Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Fund’s subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to Financial Statements (Continued)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The U.S. Government Money Market Fund characterized all investments at Level 2, as of September 30, 2017. The Value Fund and Disciplined Growth Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2017. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2017, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3		Total
Short-Duration Bond Fund
Asset Investments
Corporate Debt	$-	$281,576,027	$-		$281,576,027
Municipal Obligations	-	189,924	-		189,924
Non-U.S. Government Agency Obligations	-	198,316,070	2,420,697	**	200,736,767
U.S. Government Agency Obligations and Instrumentalities	-	2,017,289	-		2,017,289
U.S. Treasury Obligations	-	15,080,995	-		15,080,995
Purchased Options	-	998,636	-		998,636
Short-Term Investments	-	131,047,634	-		131,047,634

Total Investments	$-	$629,226,575	$2,420,697		$631,647,272

Asset Derivatives
Futures Contracts	$1,462,266	$-	$-		$1,462,266

Liability Derivatives
Futures Contracts	$(867,850)	$-	$-		$(867,850)
Swap Agreements	-	(594,772)	-		(594,772)

Total	$(867,850)	$(594,772)	$-		$(1,462,622)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Inflation-Protected and Income Fund
Asset Investments
Corporate Debt	$-	$9,122,563	$-		$9,122,563
Municipal Obligations	-	129,148	-		129,148
Non-U.S. Government Agency Obligations	-	84,336,745	-		84,336,745
U.S. Government Agency Obligations and Instrumentalities	-	1,876,118	-		1,876,118
U.S. Treasury Obligations	-	250,785,494	-		250,785,494
Purchased Options	-	432,872	-		432,872
Short-Term Investments	-	141,017,331	-		141,017,331

Total Investments	$-	$487,700,271	$-		$487,700,271

Asset Derivatives
Futures Contracts	$1,073	$-	$-		$1,073
Swap Agreements	-	236,077	-		236,077

Total	$1,073	$236,077	$-		$237,150

Liability Derivatives
Futures Contracts	$(4,434)	$-	$-		$(4,434)
Swap Agreements	-	(469,982)	-		(469,982)

Total	$(4,434)	$(469,982)	$-		$(474,416)

Core Bond Fund
Asset Investments
Preferred Stock	$3,490,500	$-	$-		$3,490,500
Corporate Debt	-	434,523,507	-		434,523,507
Municipal Obligations	-	6,938,114	-		6,938,114
Non-U.S. Government Agency Obligations	-	335,828,095	5,270,190	**	341,098,285
Sovereign Debt Obligations	-	9,209,934	-		9,209,934
U.S. Government Agency Obligations and Instrumentalities	-	304,374,113	-		304,374,113
U.S. Treasury Obligations	-	94,425,008	-		94,425,008
Purchased Options	-	1,996,073	-		1,996,073
Short-Term Investments	-	138,679,205	-		138,679,205

Total Investments	$3,490,500	$1,325,974,049	$5,270,190		$1,334,734,739

Liability Derivatives
Futures Contracts	$(1,352,182)	$-	$-		$(1,352,182)
Swap Agreements	-	(1,572,267)	-		(1,572,267)

Total	$(1,352,182)	$(1,572,267)	$-		$(2,924,449)

Diversified Bond Fund
Asset Investments
Common Stock	$-	$-	$807	**	$807
Preferred Stock	268,500	-	-		268,500
Corporate Debt	-	81,020,508	-		81,020,508
Municipal Obligations	-	426,412	-		426,412
Non-U.S. Government Agency Obligations	-	57,412,547	1,005,900	**	58,418,447
Sovereign Debt Obligations	-	1,686,966	-		1,686,966
U.S. Government Agency Obligations and Instrumentalities	-	42,514,928	-		42,514,928
U.S. Treasury Obligations	-	10,257,992	-		10,257,992
Purchased Options	-	665,583	-		665,583
Warrants	-	-	3,656	**	3,656
Short-Term Investments	-	25,798,198	-		25,798,198

Total Investments	$268,500	$219,783,134	$1,010,363		$221,061,997

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Diversified Bond Fund (Continued)
Asset Derivatives
Forward Contracts	$-	$51,685	$-		$51,685
Futures Contracts	1,184	-	-		1,184

Total	$1,184	$51,685	$-		$52,869

Liability Derivatives
Forward Contracts	$-	$(61,748)	$-		$(61,748)
Futures Contracts	(206,320)	-	-		(206,320)
Swap Agreements	-	(219,107)	-		(219,107)

Total	$(206,320)	$(280,855)	$-		$(487,175)

High Yield Fund
Asset Investments
Common Stock	$-	$-	$9,899	**	$9,899
Preferred Stock	-	1,378,134	-		1,378,134
Bank Loans	-	17,314,939	2,656,136	**	19,971,075
Corporate Debt	-	435,219,819	-		435,219,819
Short-Term Investments	-	17,761,208	-		17,761,208

Total Investments	$-	$471,674,100	$2,666,035		$474,340,135

Balanced Fund
Asset Investments
Common Stock	$75,333,301	$-	$-		$75,333,301
Preferred Stock	134,250	-	-		134,250
Corporate Debt	-	10,418,476	-		10,418,476
Municipal Obligations	-	214,645	-		214,645
Non-U.S. Government Agency Obligations	-	9,036,248	-		9,036,248
Sovereign Debt Obligations	-	254,340	-		254,340
U.S. Government Agency Obligations and Instrumentalities	-	7,717,935	-		7,717,935
U.S. Treasury Obligations	-	2,644,689	-		2,644,689
Purchased Options	-	48,672	-		48,672
Rights	-	-	4,050	**	4,050
Mutual Funds	10,628,560	-	-		10,628,560
Short-Term Investments	-	3,761,461	-		3,761,461

Total Investments	$86,096,111	$34,096,466	$4,050		$120,196,627

Asset Derivatives
Futures Contracts	$11,945	$-	$-		$11,945

Liability Derivatives
Futures Contracts	$(44,206)	$-	$-		$(44,206)
Swap Agreements	-	(42,434)	-		(42,434)

Total	$(44,206)	$(42,434)	$-		$(86,640)

Disciplined Value Fund
Asset Investments
Common Stock	$205,311,077	$-	$-		$205,311,077
Rights	-	-	9,858	**	9,858
Short-Term Investments	-	510,216	-		510,216

Total Investments	$205,311,077	$510,216	$9,858		$205,831,151

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Main Street Fund
Asset Investments
Common Stock	$134,544,075	$1,632,343	*	$-	$136,176,418
Mutual Funds	781,944	-		-	781,944
Short-Term Investments	-	1,666,897		-	1,666,897

Total Investments	$135,326,019	$3,299,240		$-	$138,625,259

Small Cap Opportunities Fund
Asset Investments
Common Stock	$205,315,880	$577,347	*	$-	$205,893,227
Mutual Funds	27,175,495	-		-	27,175,495
Short-Term Investments	-	10,022,001		-	10,022,001

Total Investments	$232,491,375	$10,599,348		$-	$243,090,723

Global Fund
Asset Investments
Common Stock*
Cayman Islands	$7,436,787	$-		$-	$7,436,787
Denmark	-	1,739,781		-	1,739,781
France	-	20,926,875		-	20,926,875
Germany	-	25,270,338		-	25,270,338
India	2,552,506	6,840,070		-	9,392,576
Italy	-	2,341,657		-	2,341,657
Japan	-	47,866,979		-	47,866,979
Netherlands	-	10,462,470		-	10,462,470
Spain	-	11,356,290		-	11,356,290
Sweden	-	4,520,430		-	4,520,430
Switzerland	-	9,411,616		-	9,411,616
United Kingdom	2,578,044	18,170,967		-	20,749,011
United States	141,636,111	-		-	141,636,111
Preferred Stock*
Germany	-	5,880,743		-	5,880,743
India	167,759	-		-	167,759
Mutual Funds	12,897,012	-		-	12,897,012

Total Investments	$167,268,219	$164,788,216		$-	$332,056,435

International Equity Fund
Asset Investments
Common Stock*
Australia	$-	$8,664,575		$-	$8,664,575
Belgium	-	3,665,402		-	3,665,402
Canada	24,960,981	-		-	24,960,981
Cayman Islands	5,726,593	-		-	5,726,593
Denmark	-	25,324,541		-	25,324,541
Finland	-	6,154,848		-	6,154,848
France	-	75,212,809		-	75,212,809
Germany	-	61,194,404		-	61,194,404
India	4,790,758	8,540,119		-	13,330,877
Ireland	-	2,619,052		-	2,619,052
Japan	-	50,097,298		-	50,097,298
Luxembourg	-	4,858,099		-	4,858,099
Netherlands	-	45,042,268		-	45,042,268
Panama	8,170,688	-		-	8,170,688

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
International Equity Fund (Continued)
Asset Investments (Continued)
South Africa	$-	$3,570,824	$-	$3,570,824
Spain	-	29,705,075	-	29,705,075
Sweden	-	11,716,690	-	11,716,690
Switzerland	-	48,607,343	-	48,607,343
Thailand	4,996,211	-	-	4,996,211
United Kingdom	-	89,790,317	-	89,790,317
Preferred Stock
India	97,822	-	-	97,822
Mutual Funds	17,261,410	-	-	17,261,410

Total Investments	$66,004,463	$474,763,664	$-	$540,768,127

Strategic Emerging Markets Fund
Asset Investments
Common Stock*
Bermuda	$1,449,492	$3,942,068	$-	$5,391,560
Brazil	9,640,380	-	-	9,640,380
Cayman Islands	26,955,984	18,428,552	-	45,384,536
Chile	-	269,060	-	269,060
China	-	12,198,752	-	12,198,752
Colombia	2,912,200	-	-	2,912,200
Egypt	-	1,120,418	-	1,120,418
France	-	9,255,261	-	9,255,261
Hong Kong	-	11,064,148	-	11,064,148
India	-	29,710,519	-	29,710,519
Indonesia	-	5,829,994	-	5,829,994
Italy	-	2,759,137	-	2,759,137
Malaysia	-	3,784,463	-	3,784,463
Mexico	12,670,932	-	-	12,670,932
Netherlands	-	3,450,029	-	3,450,029
Nigeria	-	1,152,760	-	1,152,760
Philippines	-	9,053,188	-	9,053,188
Poland	-	1,314,339	-	1,314,339
Portugal	-	232,353	-	232,353
Republic of Korea	-	12,052,726	-	12,052,726
Russia	7,810,820	8,892,027	-	16,702,847
South Africa	-	3,774,568	-	3,774,568
Spain	-	907,566	-	907,566
Taiwan	-	14,154,108	-	14,154,108
Turkey	-	2,741,011	-	2,741,011
United Arab Emirates	-	4,782,781	-	4,782,781
United Kingdom	-	10,535,311	-	10,535,311
United States	106,161	-	-	106,161
Preferred Stock
Brazil	3,202,022	-	-	3,202,022
India	91,767	-	-	91,767
Mutual Funds	1,281,920	-	-	1,281,920
Rights	1,321,421	-	-	1,321,421
Short-Term Investments	-	9,136,390	-	9,136,390

Total Investments	$67,443,099	$180,541,529	$-	$247,984,628

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets, as applicable.

Notes to Financial Statements (Continued)

**	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2017 is not presented.

The following tables show Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of September 30, 2017.

Statements of Assets and Liabilities location	Short-Duration Bond Fund	Inflation- Protected and Income Fund	Core Bond Fund	Diversified Bond	High Yield Fund	Balanced Fund
Receivables from:
Investments sold on a when-issued basis			X	X		X
Collateral pledged for open futures contracts						X
Payable from:
Reverse repurchase agreements		X
Investments purchased on a when-issued basis	X		X	X	X	X
Collateral held for open purchased options	X	X	X	X
Collateral held for reverse repurchase agreements		X
Due to custodian				X		X

Statements of Assets and Liabilities location:	Value Fund	Main Street Fund	Small Cap Opportunities Fund	Global Fund	International Equity Fund	Strategic Emerging Markets Fund
Payables from:
Securities on loan	X	X	X	X	X	X
Due to custodian	X					X

The Funds, with the exception of the International Equity Fund and Strategic Emerging Markets Fund, had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended September 30, 2017. The Funds recognize transfers between the Levels as of the beginning of the year.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs
International Equity Fund	$6,651,052	$-	$-	$(6,651,052)
Strategic Emerging Markets Fund	$22,605,820	$-	$-	$(22,605,820)

*	Transfers occurred between Level 1 and Level 2 as inputs were more observable.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended

Notes to Financial Statements (Continued)

September 30, 2017, the following table shows how the Fund used these types of derivatives during the year (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Short- Duration Bond Fund	Inflation Protected and Income Fund	Core Bond Fund	Diversified Bond Fund	Balanced Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A		A	A	A
Directional Exposures to Currencies	M		A	M	A
Intention to Create Investment Leverage in Portfolio	M		M	M	M

Futures Contracts**
Hedging/Risk Management	A	A	A	A	A
Duration/Credit Quality Management	A	A	A	A	A
Substitution for Direct Investment	A	A	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M	M	M

Interest Rate Swaps***
Hedging/Risk Management		A		A
Duration Management		A		A
Asset/Liability Management		M		M
Substitution for Direct Investment		M		M
Intention to Create Investment Leverage in Portfolio		M		M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A	A	A	A	A
Duration/Credit Quality Management	A	A	A	A	A
Income	A	A	A	A	A
Substitution for Direct Investment	A	A	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M	M	M

Credit Default Swaps (Protection Seller)
Hedging/Risk Management	A	A	A	A	A
Duration/Credit Quality Management	A	A	A	A	A
Income	A	A	A	A	A
Substitution for Direct Investment	A	A	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M	M	M

Options (Purchased)
Hedging/Risk Management	A	A	A	A	A
Duration/Credit Quality Management	A	A	A	A	A
Substitution for Direct Investment	A	A	A	A	A
Directional Investment	A	A	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M	M	M
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

Notes to Financial Statements (Continued)

At September 30, 2017, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Short-Duration Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$998,636	$998,636
Futures Contracts^^	-	-	-	1,462,266	1,462,266

Total Value	$-	$-	$-	$2,460,902	$2,460,902

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(867,850)	$(867,850)
Swap Agreements^	(457,923)	-	-	-	(457,923)
Swap Agreements^^,^^^	(136,849)	-	-	-	(136,849)

Total Value	$(594,772)	$-	$-	$(867,850)	$(1,462,622)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$(77,389)	$(77,389)
Forward Contracts	-	-	44,307	-	44,307
Futures Contracts	-	-	-	2,283,590	2,283,590
Swap Agreements	(48,948)	-	-	-	(48,948)

Total Realized Gain (Loss)	$(48,948)	$-	$44,307	$2,206,201	$2,201,560

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$(29,023)	$(29,023)
Forward Contracts	-	-	(44,307)	-	(44,307)
Futures Contracts	-	-	-	759,513	759,513
Swap Agreements	(180,790)	-	-	-	(180,790)

Total Change in Appreciation (Depreciation)	$(180,790)	$-	$(44,307)	$730,490	$505,393

Inflation-Protected and Income Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$432,872	$432,872
Futures Contracts^^	-	-	-	1,073	1,073
Swap Agreements*	-	-	-	236,077	236,077

Total Value	$-	$-	$-	$670,022	$670,022

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(4,434)	$(4,434)
Swap Agreements^	(413,950)	-	-	(45,228)	(459,178)
Swap Agreements^^,^^^	(10,804)	-	-	-	(10,804)

Total Value	$(424,754)	$-	$-	$(49,662)	$(474,416)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$(40,961)	$(40,961)
Futures Contracts	-	-	-	(45,671)	(45,671)
Swap Agreements	71,906	-	-	(154,972)	(83,066)

Total Realized Gain (Loss)	$71,906	$-	$-	$(241,604)	$(169,698)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Inflation-Protected and Income Fund (Continued)
Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$(12,598)	$(12,598)
Futures Contracts	-	-	-	7,198	7,198
Swap Agreements	(168,350)	-	-	(35,964)	(204,314)

Total Change in Appreciation (Depreciation)	$(168,350)	$-	$-	$(41,364)	$(209,714)

Core Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$1,996,073	$1,996,073

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(1,352,182)	$(1,352,182)
Swap Agreements^	(1,172,101)	-	-	-	(1,172,101)
Swap Agreements^^,^^^	(400,166)	-	-	-	(400,166)

Total Value	$(1,572,267)	$-	$-	$(1,352,182)	$(2,924,449)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$(156,610)	$(156,610)
Forward Contracts	-	-	107,114	-	107,114
Futures Contracts	-	-	-	(5,578,318)	(5,578,318)
Swap Agreements	(177,179)	-	-	(1,240)	(178,419)

Total Realized Gain (Loss)	$(177,179)	$-	$107,114	$(5,736,168)	$(5,806,233)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$(57,958)	$(57,958)
Forward Contracts	-	-	(107,114)	-	(107,114)
Futures Contracts	-	-	-	(1,849,796)	(1,849,796)
Swap Agreements	(460,573)	-	-	-	(460,573)

Total Change in Appreciation (Depreciation)	$(460,573)	$-	$(107,114)	$(1,907,754)	$(2,475,441)

Diversified Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$665,583	$665,583
Forward Contracts*	-	-	51,685	-	51,685
Futures Contracts^^	-	-	-	1,184	1,184

Total Value	$-	$-	$51,685	$666,767	$718,452

Liability Derivatives
Forward Contracts^	$-	$-	$(61,748)	$-	$(61,748)
Futures Contracts^^	-	-	-	(206,320)	(206,320)
Swap Agreements^	(147,081)	-	-	-	(147,081)
Swap Agreements^^,^^^	(72,026)	-	-	-	(72,026)

Total Value	$(219,107)	$-	$(61,748)	$(206,320)	$(487,175)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Diversified Bond Fund (Continued)
Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$(52,305)	$(52,305)
Forward Contracts	-	-	215,868	-	215,868
Futures Contracts	-	-	-	(517,783)	(517,783)
Swap Agreements	(44,705)	-	-	(70,598)	(115,303)

Total Realized Gain (Loss)	$(44,705)	$-	$215,868	$(640,686)	$(469,523)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$(19,306)	$(19,306)
Forward Contracts	-	-	(44,076)	-	(44,076)
Futures Contracts	-	-	-	(204,491)	(204,491)
Swap Agreements	(56,844)	-	-	-	(56,844)

Total Change in Appreciation (Depreciation)	$(56,844)	$-	$(44,076)	$(223,797)	$(324,717)

Balanced Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$48,672	$48,672
Futures Contracts^^	-	10,409	-	1,536	11,945

Total Value	$-	$10,409	$-	$50,208	$60,617

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(44,206)	$(44,206)
Swap Agreements^	(31,842)	-	-	-	(31,842)
Swap Agreements^^,^^^	(10,592)	-	-	-	(10,592)

Total Value	$(42,434)	$-	$-	$(44,206)	$(86,640)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$(5,008)	$(5,008)
Forward Contracts	-	-	2,828	-	2,828
Futures Contracts	-	(102,815)	-	(85,981)	(188,796)
Swap Agreements	(5,879)	-	-	-	(5,879)

Total Realized Gain (Loss)	$(5,879)	$(102,815)	$2,828	$(90,989)	$(196,855)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$(1,393)	$(1,393)
Forward Contracts	-	-	(2,828)	-	(2,828)
Futures Contracts	-	27,469	-	(41,080)	(13,611)
Swap Agreements	(11,976)	-	-	-	(11,976)

Total Change in Appreciation (Depreciation)	$(11,976)	$27,469	$(2,828)	$(42,473)	$(29,808)

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts, or open swap agreements, at value, as applicable.

Notes to Financial Statements (Continued)

^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
^^^	Represents centrally cleared swaps which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, swap agreements, or forward contracts, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, swap agreements, or forward contracts, as applicable.

For the year ended September 30, 2017, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Swaptions
Short-Duration Bond Fund	1,637	$37,555,693	$9,480,000	$11,701,111
Inflation-Protected and Income Fund	37	-	35,873,333	5,552,444
Core Bond Fund	1,367	90,792,886	26,620,000	23,512,889
Diversified Bond Fund	230	15,720,434	4,370,000	7,841,556
Balanced Fund	80	2,397,172	743,333	646,667

†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, and purchased swaptions, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2017.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of September 30, 2017.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Inflation-Protected and Income Fund
Bank of America N.A.	$47,732	$(45,228)	$-	$2,504
Barclays Bank PLC	432,872	-	(432,872)	-
Goldman Sachs International	86,604	(86,604)	-	-
JP Morgan Chase Bank N.A.	101,741	(78,847)	-	22,894

	$668,949	$(210,679)	$(432,872)	$25,398

Short-Duration Bond Fund
Barclays Bank PLC	$998,636	$-	$(998,636)	$-

Diversified Bond Fund
Bank of America N.A.	$2,749	$(2,749)	$-	$-
Barclays Bank PLC	665,583	(15)	(665,568)	-
BNP Paribas SA	3,083	(3,083)	-	-
Goldman Sachs International	13,783	(13,783)	-	-
HSBC Bank USA	20,260	(649)	-	19,611
JP Morgan Chase Bank N.A.	11,810	(11,810)	-	-

	$717,268	$(32,089)	$(665,568)	$19,611

Core Bond Fund
Barclays Bank PLC	$1,996,073	$-	$(1,996,073)	$-

Balanced Fund
Barclays Bank PLC	$48,672	$-	$-	$48,672

Notes to Financial Statements (Continued)

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of September 30, 2017.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Short-Duration Bond Fund
Goldman Sachs International	$(457,923)	$-	$273,428	$(184,495)

Inflation-Protected and Income Fund
Bank of America N.A.	$(45,228)	$45,228	$-	$-
Goldman Sachs International	(335,103)	86,604	248,499	-
JP Morgan Chase Bank N.A.	(78,847)	78,847	-	-

	$(459,178)	$210,679	$248,499	$-

Core Bond Fund
Goldman Sachs International	$(1,172,101)	$-	$1,172,101	$-

Diversified Bond Fund
Bank of America N.A.	$(3,894)	$2,749	$-	$(1,145)
Barclays Bank PLC	(15)	15	-	-
BNP Paribas SA	(22,774)	3,083	-	(19,691)
Deutsche Bank AG	(369)	-	-	(369)
Goldman Sachs International	(150,575)	13,783	-	(136,792)
HSBC Bank USA	(649)	649	-	-
JP Morgan Chase Bank N.A.	(13,431)	11,810	-	(1,621)
State Street Bank and Trust	(17,122)	-	-	(17,122)

	$(208,829)	$32,089	$-	$(176,740)

Balanced Fund
Goldman Sachs International	$(31,842)	$-	$-	$(31,842)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2017, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to

Notes to Financial Statements (Continued)

the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

Forward foreign currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Notes to Financial Statements (Continued)

Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk

Notes to Financial Statements (Continued)

when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

Swap agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to

Notes to Financial Statements (Continued)

sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

Notes to Financial Statements (Continued)

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Notes to Financial Statements (Continued)

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2017, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty.

Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements generally create investment leverage and involve the risk that the market value of the security that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by a Fund under a Master Repurchase Agreement (“MRA”), which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and creates one single net payment due to or from the Fund. With reverse repurchase transactions, typically a Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

Notes to Financial Statements (Continued)

The following table is a summary of the Fund(s) open reverse repurchase transactions which are subject to an MRA on a net basis at September 30, 2017:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral*	Cash Collateral Pledged*	Net Amount
Inflation-Protected and Income Fund
Banque Paribas	(28,370,000)	$28,370,000	$-	$-
Daiwa Securities	(36,104,750)	36,104,750	-	-
Goldman Sachs & Co.	(58,908,955)	58,908,955	-	-
HSBC Finance Corp.	(56,216,500)	56,216,500	-	-
Morgan Stanley	(33,094,363)	33,094,363	-	-

	$(212,694,568)	$212,694,568	$-	$-

*	Collateral with a value of $216,654,408 has been pledged in connection with open reverse repurchase transactions. Excess collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Reverse repurchase transactions outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments.

At September 30, 2017, the average balance outstanding for open reverse repurchase agreements for the Fund was $219,942,746. The maximum balance outstanding for the Fund was $264,809,962 during the year ended September 30, 2017. The weighted average maturity was 61 days, at a weighted average interest rate of 1.015%.

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase transactions.

The type of underlying collateral and the remaining maturity of open reverse repurchase transactions in relation to the reverse repurchase agreements on the Statements of Assets and Liabilities is as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Inflation-Protected and Income Fund
U.S. Treasury Obligations	$-	$33,094,363	$179,600,205	$-	$212,694,568

Total Borrowings	$-	$33,094,363	$179,600,205	-	$212,694,568

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Notes to Financial Statements (Continued)

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2017, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Security loans can be terminated at the discretion of either the Agent or the Fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at September 30, 2017.

Notes to Financial Statements (Continued)

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. For the year ended September 30, 2017, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Value Fund	$5,018	$1,005	$4,013
Main Street Fund	3,146	638	2,508
Small Cap Opportunities Fund	174,299	35,010	139,289
Global Fund	93,517	18,718	74,799
International Equity Fund	83,536	15,980	67,556
Strategic Emerging Markets Fund	9,573	1,924	7,649

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Notes to Financial Statements (Continued)

Foreign Securities

The Global Fund invests a significant amount of its assets and each of the International Equity Fund and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund, other than the U.S. Government Money Market Fund, are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the U.S. Government Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
U.S. Government Money Market Fund	0.35% on the first $1 billion; and
0.33% on any excess over $1 billion
Short-Duration Bond Fund	0.35% on the first $500 million; and
0.30% on any excess over $500 million
Inflation-Protected and Income Fund	0.38% on the first $350 million; and
0.33% on any excess over $350 million
Core Bond Fund	0.38% on the first $1.5 billion;
0.33% on the next $500 million; and
0.28% on any excess over $2 billion
Diversified Bond Fund	0.40% on the first $150 million; and
0.30% on any excess over $150 million

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee
High Yield Fund	0.48% on the first $250 million; and
0.455% on any excess over $250 million
Balanced Fund	0.48% on the first $300 million; and
0.43% on any excess over $300 million
Value Fund	0.50% on the first $250 million; and
0.47% on any excess over $250 million
Disciplined Value Fund	0.45% on the first $400 million; and
0.40% on any excess over $400 million
Main Street Fund	0.55% on the first $300 million; and
0.50% on any excess over $300 million
Disciplined Growth Fund	0.45% on the first $400 million; and
0.40% on any excess over $400 million
Small Cap Opportunities Fund	0.58% on the first $300 million; and
0.53% on any excess over $300 million
Global Fund	0.75% on the first $400 million; and
0.70% on any excess over $400 million
International Equity Fund	0.85% on the first $500 million;
0.80% on the next $500 million; and
0.75% on any excess over $1 billion
Strategic Emerging Markets Fund	1.00% on the first $350 million; and
0.95% on any excess over $350 million

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

U.S. Government Money Market Fund	0.05%
Short-Duration Bond Fund	0.08%
Inflation-Protected and Income Fund	0.08%
Core Bond Fund	0.10%
Diversified Bond Fund	0.10%
High Yield Fund	0.20%
Balanced Fund: fixed income portion	0.09%
Balanced Fund: equity portion*	0.22% of the first $50 million;
0.21% of the next $50 million; and
0.20% of any excess over $100 million
Disciplined Value Fund*	0.25% of the first $50 million;
0.21% of the next $50 million;
0.17% of the next $650 million; and
0.14% of any excess over $750 million
Disciplined Growth Fund*	0.25% of the first $50 million;
0.21% of the next $50 million;
0.17% of the next $650 million; and
0.14% of any excess over $750 million

*	Subadvisory fee based on Aggregate Assets. For purposes of these subadvisory agreements, “Aggregate Assets” means the aggregate of (i) the average daily net assets of the Fund determined at the close of the NYSE on each day that the NYSE is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MML Advisers or its affiliates, including other funds registered under the 1940 Act, for which Barings provides investment advisory services, as agreed upon from time to time by MML Advisers and Barings, determined at the close of the NYSE on each day that the NYSE is open for trading.

Notes to Financial Statements (Continued)

In addition, prior to December 30, 2016, Barings Real Estate Advisers LLC (“Barings Real Estate”) served as sub-subadviser for the Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, and Balanced Fund and was primarily responsible for managing each Fund’s commercial mortgage-backed securities. Barings Real Estate was a wholly-owned subsidiary of Barings. The appointment of Barings Real Estate as a sub-subadviser to each Fund did not relieve Barings of any obligation or liability to any of the Funds that it would otherwise have had pursuant to investment subadvisory agreements between MML Advisers and Barings with respect to each Fund, and any and all acts and omissions of Barings Real Estate in respect to any Fund were considered the acts and omissions of Barings. Effective December 30, 2016, Barings Real Estate merged with and into Barings and, as a result, no longer serves as a sub-subadviser to any of the Funds.

MML Advisers has entered into investment subadvisory agreements with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Global Fund. This agreement provides that OFI manage the investment and reinvestment of the assets of the Global Fund. OFI receives a subadvisory fee from MML Advisers, based upon the Global Fund’s average daily net assets, at the following annual rate:

Global Fund	0.50% of the first $50 million;
0.40% of the next $200 million;
0.35% of the next $250 million;
0.30% of the next $250 million;
0.28% of the next $50 million; and
0.25% of any excess over $800 million

MML Advisers has entered into investment subadvisory agreements with OFI Global Institutional, Inc. (“OFI Global Institutional”), a wholly-owned subsidiary of OFI, on behalf of certain Funds. These agreements provide that OFI Global Institutional manage the investment and reinvestment of the assets of these Funds. OFI Global Institutional receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

Value Fund	0.23%
Main Street Fund	0.33% of the first $1 billion; and
0.30% of any excess over $1 billion
Small Cap Opportunities Fund	0.40% of the first $1 billion; and
0.30% of any excess over $1 billion
International Equity Fund	0.50% of the first $50 million;
0.45% of the next $150 million;
0.40% of the next $250 million; and
0.35% of any excess over $450 million
Strategic Emerging Markets Fund	0.70%

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees previously disclosed above.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
U.S. Government Money Market Fund	N/A	0.10%	N/A	N/A	N/A	N/A	N/A
Short-Duration Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

Notes to Financial Statements (Continued)

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Inflation-Protected and Income Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Core Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
High Yield Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Balanced Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Disciplined Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Main Street Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Disciplined Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Global Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
International Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Strategic Emerging Markets Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Effective April 1, 2014, the Trust entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Expense Caps and Waivers

MML Advisers contractually agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2018 based upon the average daily net assets of the applicable class of shares for the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Diversified Bond Fund	0.52%	0.62%	0.72%	0.82%	1.07%	0.97%	1.22%
High Yield Fund	0.55%	0.65%	0.75%	0.85%	1.10%	1.00%	1.25%
Balanced Fund	0.60%	0.70%	0.80%	0.90%	1.15%	1.05%	1.30%
Value Fund	0.60%	0.70%	0.80%	0.90%	1.15%	1.05%	1.30%
Strategic Emerging Markets Fund	1.05%	1.15%	1.25%	1.35%	1.60%	1.50%	1.75%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

Notes to Financial Statements (Continued)

For the U.S. Government Money Market Fund, MML Advisers has agreed to voluntarily waive some or all of its fees in an attempt to allow the Fund to avoid a negative yield. There is no guarantee that the Fund will be able to avoid a negative yield. Payments made to intermediaries will be unaffected. MML Advisers may amend or discontinue this waiver at any time without advance notice.

For the Inflation-Protected and Income Fund, MML Advisers has agreed to voluntarily waive .03% of its management fees through January 31, 2018. MML Advisers may amend or discontinue this waiver at any time without advance notice.

For the International Equity Fund, MML Advisers has agreed to voluntarily waive .02% of its management fees through January 31, 2018. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

Elaine A. Sarsynski resigned as a Trustee of the Trust effective as of February 1, 2017. Teresa Hassara became a Trustee of the Trust effective as of June 6, 2017.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2017:

Total % Ownership by Related Party
U.S. Government Money Market Fund	47.7%
Short-Duration Bond Fund	90.0%
Inflation-Protected and Income Fund	83.9%
Core Bond Fund	79.2%
Diversified Bond Fund	56.4%
High Yield Fund	69.0%
Balanced Fund	75.0%
Value Fund	94.6%
Disciplined Value Fund	83.4%
Main Street Fund	92.5%
Disciplined Growth Fund	77.5%
Small Cap Opportunities Fund	78.0%
Global Fund	84.4%
International Equity Fund	89.0%
Strategic Emerging Markets Fund	99.5%

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2017, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Short-Duration Bond Fund	173,241,667	236,241,868	180,479,384	281,516,462
Inflation-Protected and Income Fund	58,438,092	39,117,523	86,759,931	121,616,493
Core Bond Fund	2,079,064,952	447,406,587	2,018,492,393	543,893,282
Diversified Bond Fund	318,795,836	85,008,915	316,158,037	77,235,496
High Yield Fund	-	333,952,990	-	295,441,019
Balanced Fund	66,318,255	61,022,856	66,813,269	73,049,865
Value Fund	-	33,632,176	-	55,805,734
Disciplined Value Fund	-	206,704,715	-	234,429,489
Main Street Fund	-	45,637,378	-	51,178,948
Disciplined Growth Fund	-	383,473,923	-	421,223,221
Small Cap Opportunities Fund	-	119,165,318	-	123,298,101
Global Fund	-	91,821,711	-	155,591,331
International Equity Fund	-	223,264,302	-	258,002,635
Strategic Emerging Markets Fund	-	102,103,746	-	104,667,381

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These policies have been designed to ensure that cross-trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. These trades are included within the respective purchases and sales amounts shown in the table above, as applicable.

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
U.S. Government Money Market Fund Class R5
Sold	1,667,017,896	$1,667,017,896	1,663,936,209	$1,663,936,205
Issued as reinvestment of dividends	789,917	789,917	11,965	11,965
Redeemed	(1,650,225,631)	(1,650,225,631)	(1,729,258,382)	(1,729,258,382)

Net increase (decrease)	17,582,182	$17,582,182	(65,310,208)	$(65,310,212)

Short-Duration Bond Fund Class I
Sold	24,677,044	$254,122,849	13,052,465	$134,134,974
Issued as reinvestment of dividends	505,892	5,124,688	406,694	4,111,675
Redeemed	(12,349,609)	(127,048,487)	(12,199,325)	(126,188,190)

Net increase (decrease)	12,833,327	$132,199,050	1,259,834	$12,058,459

Short-Duration Bond Fund Class R5
Sold	4,494,152	$46,232,992	8,767,054	$90,738,499
Issued as reinvestment of dividends	450,451	4,576,584	452,722	4,590,598
Redeemed	(9,191,175)	(94,491,761)	(5,289,514)	(54,446,557)

Net increase (decrease)	(4,246,572)	$(43,682,185)	3,930,262	$40,882,540

Short-Duration Bond Fund Service Class
Sold	5,101,752	$52,345,346	1,622,718	$16,673,754
Issued as reinvestment of dividends	110,782	1,118,894	194,326	1,958,806
Redeemed	(3,260,281)	(33,263,434)	(4,734,274)	(48,348,465)

Net increase (decrease)	1,952,253	$20,200,806	(2,917,230)	$(29,715,905)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Short-Duration Bond Fund Administrative Class
Sold	1,009,028	$10,319,430	1,644,279	$16,838,267
Issued as reinvestment of dividends	64,201	646,507	87,620	879,709
Redeemed	(1,475,833)	(15,110,628)	(2,085,242)	(21,274,386)

Net increase (decrease)	(402,604)	$(4,144,691)	(353,343)	$(3,556,410)

Short-Duration Bond Fund Class A
Sold	1,569,035	$15,960,892	3,068,293	$31,304,881
Issued as reinvestment of dividends	156,533	1,566,893	184,068	1,838,837
Redeemed	(5,314,558)	(53,780,849)	(2,018,225)	(20,494,377)

Net increase (decrease)	(3,588,990)	$(36,253,064)	1,234,136	$12,649,341

Short-Duration Bond Fund Class R4
Sold	607,838	$6,207,024	513,116	$5,284,172
Issued as reinvestment of dividends	19,006	192,528	17,079	172,671
Redeemed	(216,955)	(2,229,173)	(180,971)	(1,853,493)

Net increase (decrease)	409,889	$4,170,379	349,224	$3,603,350

Short-Duration Bond Fund Class R3
Sold	475,044	$4,848,762	277,492	$2,843,660
Issued as reinvestment of dividends	7,426	74,927	4,531	45,671
Redeemed	(187,965)	(1,932,694)	(76,783)	(789,271)

Net increase (decrease)	294,505	$2,990,995	205,240	$2,100,060

Inflation-Protected and Income Fund Class I
Sold	4,174,785	$43,720,647	5,757,789	$59,582,229
Issued as reinvestment of dividends	327,422	3,303,684	207,258	2,070,502
Redeemed	(6,464,706)	(67,423,253)	(9,664,230)	(101,337,771)

Net increase (decrease)	(1,962,499)	$(20,398,922)	(3,699,183)	$(39,685,040)

Inflation-Protected and Income Fund Class R5
Sold	1,859,926	$19,503,721	1,688,822	$17,618,935
Issued as reinvestment of dividends	169,906	1,716,053	58,204	582,044
Redeemed	(2,334,640)	(24,234,058)	(1,606,436)	(16,469,308)

Net increase (decrease)	(304,808)	$(3,014,284)	140,590	$1,731,671

Inflation-Protected and Income Fund Service Class
Sold	1,091,632	$11,393,848	1,262,096	$13,159,948
Issued as reinvestment of dividends	167,350	1,685,214	75,869	756,409
Redeemed	(2,326,226)	(24,138,930)	(2,327,798)	(23,987,953)

Net increase (decrease)	(1,067,244)	$(11,059,868)	(989,833)	$(10,071,596)

Inflation-Protected and Income Fund Administrative Class
Sold	615,865	$6,479,434	646,044	$6,834,582
Issued as reinvestment of dividends	37,333	380,046	10,477	105,506
Redeemed	(600,076)	(6,271,377)	(486,329)	(5,142,341)

Net increase (decrease)	53,122	$588,103	170,192	$1,797,747

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Inflation-Protected and Income Fund Class A
Sold	350,072	$3,601,819	566,784	$5,819,526
Issued as reinvestment of dividends	48,160	479,192	13,621	134,169
Redeemed	(453,751)	(4,668,324)	(596,303)	(6,101,545)

Net increase (decrease)	(55,519)	$(587,313)	(15,898)	$(147,850)

Inflation-Protected and Income Fund Class R4
Sold	417,215	$4,259,457	560,700	$5,700,016
Issued as reinvestment of dividends	14,213	140,571	1,381	13,551
Redeemed	(328,355)	(3,359,503)	(155,187)	(1,581,496)

Net increase (decrease)	103,073	$1,040,525	406,894	$4,132,071

Inflation-Protected and Income Fund Class R3
Sold	268,065	$2,745,586	277,546	$2,838,252
Issued as reinvestment of dividends	7,169	71,044	350	3,444
Redeemed	(80,830)	(829,942)	(52,446)	(541,096)

Net increase (decrease)	194,404	$1,986,688	225,450	$2,300,600

Core Bond Fund Class I
Sold	17,235,560	$185,829,287	14,060,151	$156,373,556
Issued as reinvestment of dividends	1,386,692	14,601,868	2,498,443	26,658,389
Redeemed	(13,640,947)	(149,407,885)	(32,114,427)	(357,706,881)

Net increase (decrease)	4,981,305	$51,023,270	(15,555,833)	$(174,674,936)

Core Bond Fund Class R5
Sold	4,806,352	$52,575,651	2,690,313	$29,746,398
Issued as reinvestment of dividends	1,194,390	12,612,757	1,811,393	19,400,021
Redeemed	(9,818,043)	(106,423,536)	(11,634,707)	(128,971,366)

Net increase (decrease)	(3,817,301)	$(41,235,128)	(7,133,001)	$(79,824,947)

Core Bond Fund Service Class
Sold	3,488,190	$37,533,577	1,284,205	$14,139,544
Issued as reinvestment of dividends	226,784	2,383,497	521,970	5,558,982
Redeemed	(2,737,161)	(29,923,643)	(5,275,810)	(57,444,423)

Net increase (decrease)	977,813	$9,993,431	(3,469,635)	$(37,745,897)

Core Bond Fund Administrative Class
Sold	1,569,916	$16,977,562	2,300,519	$25,056,753
Issued as reinvestment of dividends	246,023	2,568,484	351,880	3,722,888
Redeemed	(2,927,929)	(31,632,962)	(2,594,694)	(28,152,274)

Net increase (decrease)	(1,111,990)	$(12,086,916)	57,705	$627,367

Core Bond Fund Class A
Sold	1,385,830	$14,736,023	1,636,651	$17,700,256
Issued as reinvestment of dividends	345,543	3,579,825	619,171	6,501,293
Redeemed	(4,765,211)	(51,273,098)	(3,746,735)	(40,368,193)

Net increase (decrease)	(3,033,838)	$(32,957,250)	(1,490,913)	$(16,166,644)

Core Bond Fund Class R4
Sold	530,280	$5,663,731	682,691	$7,268,738
Issued as reinvestment of dividends	45,799	472,193	38,061	398,115
Redeemed	(556,380)	(5,876,040)	(178,039)	(1,920,879)

Net increase (decrease)	19,699	$259,884	542,713	$5,745,974

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Core Bond Fund Class R3
Sold	28,304	$308,926	19,547	$215,262
Issued as reinvestment of dividends	1,999	21,128	2,195	23,531
Redeemed	(24,845)	(269,681)	(7,626)	(84,886)

Net increase (decrease)	5,458	$60,373	14,116	$153,907

Diversified Bond Fund Class I
Sold	1,030,426	$11,005,092	576,858	$6,148,415
Issued as reinvestment of dividends	49,002	510,116	44,663	462,260
Redeemed	(397,627)	(4,246,852)	(259,806)	(2,775,195)

Net increase (decrease)	681,801	$7,268,356	361,715	$3,835,480

Diversified Bond Fund Class R5
Sold	2,122,705	$21,119,131	2,095,040	$20,821,771
Issued as reinvestment of dividends	199,436	1,924,560	219,500	2,111,588
Redeemed	(1,190,612)	(11,910,850)	(1,243,836)	(12,358,677)

Net increase (decrease)	1,131,529	$11,132,841	1,070,704	$10,574,682

Diversified Bond Fund Service Class
Sold	352,965	$3,545,581	237,627	$2,399,222
Issued as reinvestment of dividends	41,458	405,459	49,674	483,829
Redeemed	(477,247)	(4,755,673)	(647,922)	(6,519,801)

Net increase (decrease)	(82,824)	$(804,633)	(360,621)	$(3,636,750)

Diversified Bond Fund Administrative Class
Sold	756,534	$7,540,949	560,811	$5,656,308
Issued as reinvestment of dividends	78,468	765,843	102,691	998,151
Redeemed	(1,609,795)	(16,154,410)	(828,200)	(8,323,567)

Net increase (decrease)	(774,793)	$(7,847,618)	(164,698)	$(1,669,108)

Diversified Bond Fund Class A
Sold	582,548	$5,826,937	761,793	$7,589,872
Issued as reinvestment of dividends	76,188	742,829	89,915	873,079
Redeemed	(942,736)	(9,485,433)	(910,427)	(9,102,327)

Net increase (decrease)	(284,000)	$(2,915,667)	(58,719)	$(639,376)

Diversified Bond Fund Class R4
Sold	338,989	$3,397,385	141,806	$1,415,357
Issued as reinvestment of dividends	11,704	113,297	9,804	94,609
Redeemed	(223,446)	(2,201,287)	(79,015)	(780,796)

Net increase (decrease)	127,247	$1,309,395	72,595	$729,170

Diversified Bond Fund Class R3
Sold	211,720	$2,101,371	238,535	$2,392,274
Issued as reinvestment of dividends	6,258	60,325	1,298	12,502
Redeemed	(89,326)	(891,968)	(26,671)	(266,225)

Net increase (decrease)	128,652	$1,269,728	213,162	$2,138,551

High Yield Fund Class I
Sold	14,888,726	$136,599,532	16,053,242	$140,164,355
Issued as reinvestment of dividends	1,314,336	11,671,304	840,340	6,932,809
Redeemed	(14,739,865)	(137,181,404)	(4,999,532)	(43,689,964)

Net increase (decrease)	1,463,197	$11,089,432	11,894,050	$103,407,200

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
High Yield Fund Class R5
Sold	1,811,008	$16,788,321	1,507,512	$13,358,792
Issued as reinvestment of dividends	335,127	2,992,693	275,924	2,287,408
Redeemed	(1,305,015)	(12,186,382)	(1,483,805)	(13,023,454)

Net increase (decrease)	841,120	$7,594,632	299,631	$2,622,746

High Yield Fund Service Class
Sold	1,184,290	$11,156,689	938,792	$8,283,984
Issued as reinvestment of dividends	359,582	3,214,659	479,040	3,971,242
Redeemed	(2,823,019)	(26,176,456)	(1,968,879)	(17,089,953)

Net increase (decrease)	(1,279,147)	$(11,805,108)	(551,047)	$(4,834,727)

High Yield Fund Administrative Class
Sold	1,023,534	$9,408,366	961,794	$8,362,359
Issued as reinvestment of dividends	201,141	1,772,049	198,184	1,621,145
Redeemed	(916,006)	(8,423,557)	(735,160)	(6,322,924)

Net increase (decrease)	308,669	$2,756,858	424,818	$3,660,580

High Yield Fund Class A
Sold	665,667	$6,096,763	620,626	$5,388,621
Issued as reinvestment of dividends	180,100	1,584,880	205,252	1,676,905
Redeemed	(920,200)	(8,460,894)	(880,422)	(7,571,832)

Net increase (decrease)	(74,433)	$(779,251)	(54,544)	$(506,306)

High Yield Fund Class R4
Sold	1,717,667	$15,666,668	1,994,886	$17,145,053
Issued as reinvestment of dividends	157,215	1,369,341	58,215	472,120
Redeemed	(642,812)	(5,845,741)	(331,663)	(2,805,750)

Net increase (decrease)	1,232,070	$11,190,268	1,721,438	$14,811,423

High Yield Fund Class R3
Sold	2,589,978	$24,303,425	1,256,552	$10,962,917
Issued as reinvestment of dividends	97,991	873,103	41,813	346,635
Redeemed	(372,153)	(3,480,994)	(178,837)	(1,561,478)

Net increase (decrease)	2,315,816	$21,695,534	1,119,528	$9,748,074

Balanced Fund Class I
Sold	715,336	$8,574,640	49,821	$525,193
Issued as reinvestment of dividends	4,322	49,009	3,775	40,088
Redeemed	(145,327)	(1,716,774)	(959)	(10,564)

Net increase (decrease)	574,331	$6,906,875	52,637	$554,717

Balanced Fund Class R5
Sold	203,456	$2,375,393	183,962	$2,040,064
Issued as reinvestment of dividends	105,598	1,198,538	549,138	5,842,827
Redeemed	(1,112,626)	(12,994,381)	(1,474,757)	(16,469,735)

Net increase (decrease)	(803,572)	$(9,420,450)	(741,657)	$(8,586,844)

Balanced Fund Service Class
Sold	49,915	$608,776	229,288	$2,747,680
Issued as reinvestment of dividends	17,515	208,078	120,436	1,339,246
Redeemed	(729,307)	(8,893,485)	(206,050)	(2,383,816)

Net increase (decrease)	(661,877)	$(8,076,631)	143,674	$1,703,110

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Balanced Fund Administrative Class
Sold	399,431	$4,531,011	125,540	$1,383,702
Issued as reinvestment of dividends	25,361	288,861	85,454	912,644
Redeemed	(533,821)	(6,397,158)	(107,412)	(1,151,963)

Net increase (decrease)	(109,029)	$(1,577,286)	103,582	$1,144,383

Balanced Fund Class A
Sold	467,692	$5,212,321	219,229	$2,362,104
Issued as reinvestment of dividends	59,723	662,927	291,391	3,036,297
Redeemed	(641,004)	(7,459,838)	(521,475)	(5,789,828)

Net increase (decrease)	(113,589)	$(1,584,590)	(10,855)	$(391,427)

Balanced Fund Class R4
Sold	30,654	$351,273	56,412	$600,705
Issued as reinvestment of dividends	4,732	52,192	21,474	222,254
Redeemed	(18,933)	(217,119)	(41,431)	(429,165)

Net increase (decrease)	16,453	$186,346	36,455	$393,794

Balanced Fund Class R3
Sold	245,154	$2,715,591	330,972	$3,677,203
Issued as reinvestment of dividends	10,944	120,390	39,268	405,641
Redeemed	(113,035)	(1,299,768)	(68,421)	(728,935)

Net increase (decrease)	143,063	$1,536,213	301,819	$3,353,909

Value Fund Class I
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	- +	2
Redeemed	-	-	(5)	(107)

Net increase (decrease)	-	$-	(5)	$(105)

Value Fund Class R5
Sold	36,097	$838,479	29,655	$606,091
Issued as reinvestment of dividends	34,720	794,392	35,561	721,893
Redeemed	(948,229)	(22,296,534)	(241,660)	(4,868,307)

Net increase (decrease)	(877,412)	$(20,663,663)	(176,444)	$(3,540,323)

Value Fund Service Class
Sold	2,016	$48,689	1,345	$28,228
Issued as reinvestment of dividends	104	2,379	91	1,852
Redeemed	(2,422)	(56,599)	(282)	(5,906)

Net increase (decrease)	(302)	$(5,531)	1,154	$24,174

Value Fund Administrative Class
Sold	46,800	$1,075,105	31,011	$629,277
Issued as reinvestment of dividends	7,879	180,911	7,770	158,282
Redeemed	(78,578)	(1,846,538)	(101,645)	(2,081,557)

Net increase (decrease)	(23,899)	$(590,522)	(62,864)	$(1,293,998)

Value Fund Class A
Sold	11,105	$257,640	12,631	$258,606
Issued as reinvestment of dividends	3,098	71,194	3,328	67,859
Redeemed	(73,893)	(1,741,358)	(75,363)	(1,546,713)

Net increase (decrease)	(59,690)	$(1,412,524)	(59,404)	$(1,220,248)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Value Fund Class R4
Issued as reinvestment of dividends	-	$-	- +	$2
Redeemed	-	-	(10)	(199)

Net increase (decrease)	-	$-	(10)	$(197)

Value Fund Class R3
Sold	257	$5,992	91	$1,850
Issued as reinvestment of dividends	4	102	3	53
Redeemed	(25)	(598)	(7)	(142)

Net increase (decrease)	236	$5,496	87	$1,761

Disciplined Value Fund Class I
Sold	2,154,943	$35,739,090	3,431,726	$52,221,364
Issued as reinvestment of dividends	295,221	4,850,482	465,524	6,945,621
Redeemed	(2,512,339)	(41,316,313)	(10,428,754)	(164,497,980)

Net increase (decrease)	(62,175)	$(726,741)	(6,531,504)	$(105,330,995)

Disciplined Value Fund Class R5
Sold	1,861,134	$30,682,843	271,272	$4,116,817
Issued as reinvestment of dividends	215,526	3,547,566	122,191	1,825,546
Redeemed	(2,347,548)	(39,571,691)	(658,335)	(9,906,198)

Net increase (decrease)	(270,888)	$(5,341,282)	(264,872)	$(3,963,835)

Disciplined Value Fund Service Class
Sold	275,439	$4,594,208	402,248	$6,069,204
Issued as reinvestment of dividends	196,502	3,212,814	175,006	2,598,844
Redeemed	(1,712,103)	(27,587,605)	(1,014,180)	(15,411,330)

Net increase (decrease)	(1,240,162)	$(19,780,583)	(436,926)	$(6,743,282)

Disciplined Value Fund Administrative Class
Sold	102,645	$1,744,764	69,348	$1,072,405
Issued as reinvestment of dividends	22,085	367,502	18,121	273,628
Redeemed	(148,487)	(2,530,906)	(230,829)	(3,566,819)

Net increase (decrease)	(23,757)	$(418,640)	(143,360)	$(2,220,786)

Disciplined Value Fund Class A
Sold	86,132	$1,439,786	176,047	$2,725,708
Issued as reinvestment of dividends	39,100	634,592	18,643	275,162
Redeemed	(259,323)	(4,332,928)	(92,501)	(1,391,123)

Net increase (decrease)	(134,091)	$(2,258,550)	102,189	$1,609,747

Disciplined Value Fund Class R4
Sold	373,277	$6,174,346	97,797	$1,511,747
Issued as reinvestment of dividends	23,471	379,060	6,213	91,383
Redeemed	(72,900)	(1,209,508)	(16,301)	(245,322)

Net increase (decrease)	323,848	$5,343,898	87,709	$1,357,808

Disciplined Value Fund Class R3
Sold	221,791	$3,745,789	133,800	$1,945,948
Issued as reinvestment of dividends	3,344	54,835	97	1,443
Redeemed	(48,291)	(815,722)	(105,790)	(1,670,070)

Net increase (decrease)	176,844	$2,984,902	28,107	$277,321

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Main Street Fund Class I
Sold	757,372	$8,323,648	74,242	$775,688
Issued as reinvestment of dividends	5,006	52,559	950	9,218
Redeemed	(119,776)	(1,356,853)	(6,958)	(76,863)

Net increase (decrease)	642,602	$7,019,354	68,234	$708,043

Main Street Fund Class R5
Sold	727,751	$7,774,104	814,150	$10,206,587
Issued as reinvestment of dividends	295,483	3,102,575	2,723,512	26,445,301
Redeemed	(1,481,980)	(16,377,831)	(1,554,370)	(16,326,793)

Net increase (decrease)	(458,746)	$(5,501,152)	1,983,292	$20,325,095

Main Street Fund Service Class
Sold	30,034	$331,268	53,859	$561,634
Issued as reinvestment of dividends	3,496	37,898	59,838	597,779
Redeemed	(126,281)	(1,359,573)	(397,401)	(5,671,026)

Net increase (decrease)	(92,751)	$(990,407)	(283,704)	$(4,511,613)

Main Street Fund Administrative Class
Sold	698,392	$7,690,204	202,028	$2,196,323
Issued as reinvestment of dividends	111,956	1,175,533	1,139,395	11,063,523
Redeemed	(1,032,777)	(11,574,173)	(824,549)	(8,790,081)

Net increase (decrease)	(222,429)	$(2,708,436)	516,874	$4,469,765

Main Street Fund Class A
Sold	147,563	$1,571,363	254,961	$2,648,319
Issued as reinvestment of dividends	44,183	458,618	458,924	4,405,674
Redeemed	(234,045)	(2,541,732)	(506,735)	(5,196,285)

Net increase (decrease)	(42,299)	$(511,751)	207,150	$1,857,708

Main Street Fund Class R4
Sold	189,535	$2,014,675	339,113	$3,454,121
Issued as reinvestment of dividends	13,853	142,686	2,372	22,677
Redeemed	(86,426)	(958,461)	(14,696)	(150,732)

Net increase (decrease)	116,962	$1,198,900	326,789	$3,326,066

Main Street Fund Class R3
Sold	60,731	$641,845	64,073	$699,287
Issued as reinvestment of dividends	4,373	45,480	10,020	96,689
Redeemed	(45,646)	(503,657)	(6,464)	(65,692)

Net increase (decrease)	19,458	$183,668	67,629	$730,284

Disciplined Growth Fund Class I
Sold	4,066,894	$48,088,326	5,952,867	$67,693,803
Issued as reinvestment of dividends	788,308	8,765,987	1,469,551	16,414,882
Redeemed	(5,411,052)	(64,001,662)	(14,501,026)	(166,603,239)

Net increase (decrease)	(555,850)	$(7,147,349)	(7,078,608)	$(82,494,554)

Disciplined Growth Fund Class R5
Sold	1,855,353	$22,015,055	842,095	$9,475,004
Issued as reinvestment of dividends	606,849	6,760,298	659,316	7,371,156
Redeemed	(2,409,425)	(28,670,247)	(2,450,267)	(27,954,773)

Net increase (decrease)	52,777	$105,106	(948,856)	$(11,108,613)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Disciplined Growth Fund Service Class
Sold	558,809	$6,716,424	523,863	$5,931,125
Issued as reinvestment of dividends	487,956	5,450,470	666,975	7,476,786
Redeemed	(2,323,747)	(27,439,600)	(2,023,734)	(22,987,765)

Net increase (decrease)	(1,276,982)	$(15,272,706)	(832,896)	$(9,579,854)

Disciplined Growth Fund Administrative Class
Sold	1,042,038	$12,553,291	598,748	$6,921,739
Issued as reinvestment of dividends	261,768	2,952,743	253,191	2,863,597
Redeemed	(1,417,743)	(17,199,670)	(528,609)	(6,007,846)

Net increase (decrease)	(113,937)	$(1,693,636)	323,330	$3,777,490

Disciplined Growth Fund Class A
Sold	576,257	$6,887,465	667,957	$7,302,947
Issued as reinvestment of dividends	269,268	2,967,338	270,812	2,997,888
Redeemed	(1,376,390)	(16,557,027)	(965,793)	(10,898,169)

Net increase (decrease)	(530,865)	$(6,702,224)	(27,024)	$(597,334)

Disciplined Growth Fund Class R4
Sold	1,088,434	$12,787,698	887,025	$10,016,241
Issued as reinvestment of dividends	116,208	1,273,641	62,015	684,022
Redeemed	(343,601)	(4,050,336)	(264,491)	(2,975,146)

Net increase (decrease)	861,041	$10,011,003	684,549	$7,725,117

Disciplined Growth Fund Class R3
Sold	75,235	$881,963	231,824	$2,570,463
Issued as reinvestment of dividends	22,655	248,074	29,017	319,473
Redeemed	(38,629)	(455,742)	(309,402)	(3,414,413)

Net increase (decrease)	59,261	$674,295	(48,561)	$(524,477)

Small Cap Opportunities Fund Class I
Sold	759,805	$11,808,262	286,501	$3,976,110
Issued as reinvestment of dividends	10,336	151,310	16,948	215,753
Redeemed	(113,369)	(1,721,323)	(39,704)	(509,125)

Net increase (decrease)	656,772	$10,238,249	263,745	$3,682,738

Small Cap Opportunities Fund Class R5
Sold	850,759	$12,845,922	362,600	$4,763,279
Issued as reinvestment of dividends	153,259	2,240,643	484,965	6,163,903
Redeemed	(1,490,602)	(22,486,690)	(655,837)	(8,651,690)

Net increase (decrease)	(486,584)	$(7,400,125)	191,728	$2,275,492

Small Cap Opportunities Fund Service Class
Sold	152,497	$2,259,272	476,495	$6,517,316
Issued as reinvestment of dividends	33,841	494,080	91,262	1,159,029
Redeemed	(252,981)	(3,857,149)	(101,465)	(1,309,009)

Net increase (decrease)	(66,643)	$(1,103,797)	466,292	$6,367,336

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Small Cap Opportunities Fund Administrative Class
Sold	429,226	$6,203,116	361,220	$4,769,152
Issued as reinvestment of dividends	48,183	700,099	125,782	1,589,890
Redeemed	(291,707)	(4,331,758)	(521,928)	(7,113,282)

Net increase (decrease)	185,702	$2,571,457	(34,926)	$(754,240)

Small Cap Opportunities Fund Class A
Sold	603,634	$8,731,191	816,162	$10,490,835
Issued as reinvestment of dividends	157,772	2,251,414	547,510	6,800,076
Redeemed	(1,327,422)	(19,119,515)	(1,105,166)	(14,389,528)

Net increase (decrease)	(566,016)	$(8,136,910)	258,506	$2,901,383

Small Cap Opportunities Fund Class R4
Sold	431,601	$6,143,412	367,076	$4,539,252
Issued as reinvestment of dividends	15,341	217,381	10,215	126,151
Redeemed	(167,580)	(2,455,190)	(85,139)	(1,090,144)

Net increase (decrease)	279,362	$3,905,603	292,152	$3,575,259

Small Cap Opportunities Fund Class R3
Sold	263,892	$3,807,799	356,665	$4,627,657
Issued as reinvestment of dividends	13,841	195,846	17,139	211,494
Redeemed	(121,356)	(1,768,047)	(51,552)	(656,893)

Net increase (decrease)	156,377	$2,235,598	322,252	$4,182,258

Global Fund Class I
Sold	1,832,403	$25,204,364	1,240,605	$15,937,011
Issued as reinvestment of dividends	53,182	692,427	19,723	265,859
Redeemed	(1,032,531)	(14,680,754)	(104,352)	(1,381,238)

Net increase (decrease)	853,054	$11,216,037	1,155,976	$14,821,632

Global Fund Class R5
Sold	832,995	$12,003,450	266,787	$3,628,888
Issued as reinvestment of dividends	368,422	4,800,537	1,061,497	14,308,984
Redeemed	(3,180,180)	(44,441,104)	(3,970,723)	(50,714,785)

Net increase (decrease)	(1,978,763)	$(27,637,117)	(2,642,439)	$(32,776,913)

Global Fund Service Class
Sold	274,224	$3,975,721	536,351	$7,546,075
Issued as reinvestment of dividends	71,863	929,195	226,584	3,031,690
Redeemed	(1,327,391)	(18,847,667)	(824,489)	(10,573,613)

Net increase (decrease)	(981,304)	$(13,942,751)	(61,554)	$4,152

Global Fund Administrative Class
Sold	502,928	$7,454,986	503,850	$6,652,106
Issued as reinvestment of dividends	279,904	3,647,145	730,485	9,846,944
Redeemed	(1,877,751)	(27,195,855)	(2,546,020)	(33,494,240)

Net increase (decrease)	(1,094,919)	$(16,093,724)	(1,311,685)	$(16,995,190)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Global Fund Class A
Sold	238,601	$3,424,388	213,653	$2,833,054
Issued as reinvestment of dividends	81,985	1,059,247	253,681	3,389,184
Redeemed	(851,258)	(12,162,843)	(1,001,274)	(12,779,532)

Net increase (decrease)	(530,672)	$(7,679,208)	(533,940)	$(6,557,294)

Global Fund Class R4
Sold	101,640	$1,427,466	352,039	$4,760,090
Issued as reinvestment of dividends	14,582	186,644	22,365	296,555
Redeemed	(98,679)	(1,370,086)	(100,236)	(1,228,528)

Net increase (decrease)	17,543	$244,024	274,168	$3,828,117

Global Fund Class R3
Sold	168,348	$2,466,355	580,735	$7,557,485
Issued as reinvestment of dividends	23,360	301,116	29,266	390,706
Redeemed	(187,674)	(2,666,955)	(164,736)	(2,082,290)

Net increase (decrease)	4,034	$100,516	445,265	$5,865,901

International Equity Fund Class I
Sold	6,782,552	$80,313,443	5,126,763	$59,500,946
Issued as reinvestment of dividends	497,781	5,410,882	767,136	8,806,720
Redeemed	(5,226,255)	(61,780,492)	(4,314,817)	(50,479,188)

Net increase (decrease)	2,054,078	$23,943,833	1,579,082	$17,828,478

International Equity Fund Class R5
Sold	942,955	$11,538,780	832,489	$9,732,787
Issued as reinvestment of dividends	492,851	5,357,286	1,004,612	11,542,997
Redeemed	(5,390,129)	(64,774,670)	(5,155,511)	(60,156,188)

Net increase (decrease)	(3,954,323)	$(47,878,604)	(3,318,410)	$(38,880,404)

International Equity Fund Service Class
Sold	363,069	$4,547,245	415,401	$4,758,303
Issued as reinvestment of dividends	51,122	554,674	90,960	1,042,403
Redeemed	(701,112)	(8,165,588)	(509,062)	(5,870,248)

Net increase (decrease)	(286,921)	$(3,063,669)	(2,701)	$(69,542)

International Equity Fund Administrative Class
Sold	620,329	$7,310,744	284,044	$3,244,782
Issued as reinvestment of dividends	41,455	447,715	78,606	896,894
Redeemed	(863,832)	(10,740,667)	(498,193)	(5,704,388)

Net increase (decrease)	(202,048)	$(2,982,208)	(135,543)	$(1,562,712)

International Equity Fund Class A
Sold	315,344	$3,643,957	477,964	$5,257,944
Issued as reinvestment of dividends	82,618	867,485	185,538	2,059,474
Redeemed	(1,048,089)	(12,213,022)	(1,179,715)	(13,216,576)

Net increase (decrease)	(650,127)	$(7,701,580)	(516,213)	$(5,899,158)

International Equity Fund Class R4
Sold	747,613	$8,607,719	357,253	$3,900,990
Issued as reinvestment of dividends	12,775	133,121	2,014	22,234
Redeemed	(226,836)	(2,651,850)	(72,739)	(811,118)

Net increase (decrease)	533,552	$6,088,990	286,528	$3,112,106

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
International Equity Fund Class R3
Sold	572,298	$6,343,478	353,737	$3,922,066
Issued as reinvestment of dividends	8,872	92,179	4,298	47,362
Redeemed	(190,477)	(2,190,578)	(88,685)	(988,052)

Net increase (decrease)	390,693	$4,245,079	269,350	$2,981,376

Strategic Emerging Markets Fund Class I
Sold	6,810,089	$76,547,678	7,117,369	$69,627,630
Issued as reinvestment of dividends	204,745	2,039,263	125,734	1,204,528
Redeemed	(7,567,834)	(81,973,266)	(2,194,935)	(21,313,663)

Net increase (decrease)	(553,000)	$(3,386,325)	5,048,168	$49,518,495

Strategic Emerging Markets Fund Class R5
Sold	7,134	$77,714	7,941	$78,778
Issued as reinvestment of dividends	3,166	31,977	1,403	13,627
Redeemed	(322)	(3,399)	(515,991)	(4,934,809)

Net increase (decrease)	9,978	$106,292	(506,647)	$(4,842,404)

Strategic Emerging Markets Fund Service Class
Sold	19,761	$215,897	57,885	$545,681
Issued as reinvestment of dividends	7,417	73,865	4,604	44,104
Redeemed	(757,936)	(7,877,342)	(62,560)	(615,742)

Net increase (decrease)	(730,758)	$(7,587,580)	(71)	$(25,957)

Strategic Emerging Markets Fund Administrative Class
Sold	75,021	$798,642	37,722	$356,889
Issued as reinvestment of dividends	1,167	11,682	227	2,191
Redeemed	(17,378)	(202,857)	(22,210)	(198,297)

Net increase (decrease)	58,810	$607,467	15,739	$160,783

Strategic Emerging Markets Fund Class A
Sold	4,758	$51,823	6,619	$61,796
Issued as reinvestment of dividends	18	183	9	82
Redeemed	(4,386)	(49,554)	(18,692)	(191,687)

Net increase (decrease)	390	$2,452	(12,064)	$(129,809)

Strategic Emerging Markets Fund Class R4
Sold	46,969	$500,627	45,526	$435,805
Issued as reinvestment of dividends	799	7,912	35	333
Redeemed	(23,845)	(264,588)	(1,878)	(19,010)

Net increase (decrease)	23,923	$243,951	43,683	$417,128

Strategic Emerging Markets Fund Class R3
Sold	30,237	$333,180	41,899	$416,440
Issued as reinvestment of dividends	441	4,366	43	411
Redeemed	(26,153)	(295,654)	(2,110)	(20,574)

Net increase (decrease)	4,525	$41,892	39,832	$396,277

+	Amount rounds to less than 0.5 share.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained $29 and $671 for International Equity Fund and High Yield Fund, respectively, during the year ended September 30, 2017.

Notes to Financial Statements (Continued)

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2017, were waived for any redemptions or exchanges subject to such a charge.

6.	Federal Income Tax Information

At September 30, 2017, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund	$631,719,482	$4,842,793	$(4,688,775)	$154,018
Inflation-Protected and Income Fund	489,960,696	6,363,957	(8,962,065)	(2,598,108)
Core Bond Fund	1,320,851,828	19,754,212	(8,202,268)	11,551,944
Diversified Bond Fund	217,928,751	3,845,011	(1,051,409)	2,793,602
High Yield Fund	465,600,939	16,322,060	(7,582,864)	8,739,196
Balanced Fund	108,605,241	13,027,784	(1,497,626)	11,530,158
Value Fund	45,501,639	8,057,485	(508,082)	7,549,403
Disciplined Value Fund	187,434,760	22,386,491	(3,990,100)	18,396,391
Main Street Fund	113,627,922	26,889,082	(1,891,745)	24,997,337
Disciplined Growth Fund	338,099,899	52,207,246	(2,870,181)	49,337,065
Small Cap Opportunities Fund	210,465,239	37,412,337	(4,786,853)	32,625,484
Global Fund	192,233,091	144,234,323	(4,410,979)	139,823,344
International Equity Fund	432,575,166	127,885,077	(19,692,116)	108,192,961
Strategic Emerging Markets Fund	209,317,786	44,027,038	(5,360,546)	38,666,492

Note: The aggregate cost for investments for the U.S. Government Money Market Fund at September 30, 2017, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2017, for federal income tax purposes, there were no unused capital losses.

At September 30, 2017, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Short-Duration Bond Fund	$467,734	$12,007,666
Inflation-Protected and Income Fund	-	2,784,449
Core Bond Fund	3,294,058	21,102,958
Diversified Bond Fund	71,798	138,043

Notes to Financial Statements (Continued)

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
High Yield Fund	$-	$3,569,713
International Equity Fund	645,397	1,497,838
Strategic Emerging Markets Fund	9,295,942	10,290,356

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2017, post-October capital losses:

Post-October Loss
Inflation-Protected and Income Fund	$674,747
Diversified Bond Fund	1,264,724
International Equity Fund	4,407,430

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2017, late year ordinary losses:

Amount
Small Cap Opportunities Fund	$502

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2017, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
U.S. Government Money Market Fund	$789,917	$-	$-
Short-Duration Bond Fund	13,428,282	-	-
Inflation-Protected and Income Fund	7,775,948	-	-
Core Bond Fund	36,239,975	-	-
Diversified Bond Fund	4,522,429	-	-
High Yield Fund	23,480,593	-	-
Balanced Fund	2,442,043	138,085	-
Value Fund	1,053,633	-	-
Disciplined Value Fund	6,103,273	6,943,578	-
Main Street Fund	1,643,081	3,375,652	-
Disciplined Growth Fund	9,734,083	18,684,468	-
Small Cap Opportunities Fund	1,759,826	4,491,065	-
Global Fund	3,263,756	8,352,814	-
International Equity Fund	5,913,749	6,949,677	-
Strategic Emerging Markets Fund	2,170,767	-	-

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2016, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
U.S. Government Money Market Fund	$11,965	$-	$-
Short-Duration Bond Fund	13,710,818	-	-
Inflation-Protected and Income Fund	3,666,654	-	-
Core Bond Fund	52,085,840	10,182,126	-
Diversified Bond Fund	5,041,850	-	-
High Yield Fund	17,318,623	-	-
Balanced Fund	3,566,564	8,254,777	-
Value Fund	953,776	-	-
Disciplined Value Fund	6,224,660	5,795,161	-
Main Street Fund	4,106,333	38,583,365	-
Disciplined Growth Fund	9,124,718	29,021,370	-
Small Cap Opportunities Fund	724,909	15,563,172	-
Global Fund	2,636,067	28,912,183	-
International Equity Fund	5,340,091	19,087,059	-
Strategic Emerging Markets Fund	1,266,812	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2017:

Amount
Global Fund	$240,362
International Equity Fund	841,617
Strategic Emerging Markets Fund	342,275

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2017, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, partnership basis adjustments, swap agreements, premium amortization accruals, passive foreign investment companies, non-taxable dividends basis adjustments, the deferral of wash sale losses, and deferred Trustee compensation.

At September 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
U.S. Government Money Market Fund	$20,882	$-	$(104,415)	$-
Short-Duration Bond Fund	11,145,608	(12,475,400)	(102,606)	154,018
Inflation-Protected and Income Fund	4,761,824	(2,784,449)	(729,721)	(2,407,260)
Core Bond Fund	25,611,347	(24,397,016)	(290,274)	11,551,942
Diversified Bond Fund	4,448,498	(209,841)	(1,299,547)	2,794,884
High Yield Fund	21,741,217	(3,569,713)	(45,471)	8,739,196
Balanced Fund	2,169,239	3,845,572	(32,522)	11,530,158
Value Fund	429,487	-	(52,065)	7,549,403
Disciplined Value Fund	9,552,105	11,140,393	(52,627)	18,396,392

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Main Street Fund	$1,582,215	$7,417,826	$(30,620)	$24,997,335
Disciplined Growth Fund	20,256,919	19,575,723	(56,811)	49,337,065
Small Cap Opportunities Fund	3,953,596	16,667,010	(45,126)	32,625,484
Global Fund	3,246,333	33,076,624	(68,591)	139,815,401
International Equity Fund	6,236,966	(2,143,235)	(4,528,561)	107,881,470
Strategic Emerging Markets Fund	3,352,520	(19,586,298)	(25,058)	38,651,206

During the year ended September 30, 2017, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
U.S. Government Money Market Fund	$400	$(129)	$(271)
Short-Duration Bond Fund	374	(3,063,312)	3,062,938
Inflation-Protected and Income Fund	206	(983,213)	983,007
Core Bond Fund	1,104	(4,022,557)	4,021,453
Diversified Bond Fund	(974)	(663,095)	664,069
High Yield Fund	151	75,367	(75,518)
Balanced Fund	16,738	(183,697)	166,959
Value Fund	(25,594,354)	25,651,155	(56,801)
Disciplined Value Fund	(135,186)	(130,156)	265,342
Main Street Fund	(86)	177,997	(177,911)
Disciplined Growth Fund	127,973	(138,784)	10,811
Small Cap Opportunities Fund	(1,535)	359,054	(357,519)
Global Fund	257	(364,167)	363,910
International Equity Fund	460	394,845	(395,305)
Strategic Emerging Markets Fund	85	(627,577)	627,492

The Funds did not have any unrecognized tax benefits at September 30, 2017, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2017, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended September 30, 2017, was as follows:

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distribution
Global Fund
Oppenheimer Institutional Government Money Market Fund Class E*	$3,661,292	$68,743,258	$(66,914,513)	$-	$-	$5,490,037	5,490,037	$33,111	$-

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distribution

International Equity Fund
Oppenheimer Institutional Government Money Market Fund Class E*	$6,403,734	$122,546,502	$(114,226,096)	$-	$-	$14,724,140	14,724,140	$70,385	$-

*	Fund advised by OFI Global Asset Management, Inc.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management is still evaluating the impact of the Rule; however, the Funds have adopted the Rule’s Regulation S-X amendments and the Funds’ financial statements are in compliance with those amendments.

In November 2016, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-18”). ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statements.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impact of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on each Fund’s financial position or its results of operations.

10.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

Notes to Financial Statements (Continued)

The potential amounts sought to be recovered from the Balanced Fund, Disciplined Value Fund, and Small Cap Opportunities Fund, plus interest and the Official Committee’s court costs, are approximately $44,200, $299,880, and $414,800, respectively.

In addition, on June 2, 2011, the Disciplined Value Fund and Small Cap Opportunities Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

11. Upcoming Fund Liquidation

The Trustees have approved a Plan of Liquidation and Termination pursuant to which it is expected that the Value Fund will be dissolved. Effective on or about March 23, 2018 (the “Termination Date”), shareholders of the various classes of shares of the Value Fund will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

12.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to September 30, 2017, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective October 1, 2017, OFI’s subadvisory fee from MML Advisers for the Global Fund was updated to:

0.40% of the first $100 million;
0.35% of the next $250 million;
0.30% of any excess over $350 million

Effective October 1, 2017, OFI Global Institutional’s subadvisory fee from MML Advisers for the Main Street Fund was updated to 0.30%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Premier Funds and Shareholders of MassMutual Premier U.S. Government Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Small Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, and MassMutual Premier Strategic Emerging Markets Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of September 30, 2017, and the related statements of operations for the year then ended, the statement of cash flows for the MassMutual Premier Inflation-Protected and Income Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2017, the results of their operations for the year then ended, the cash flows for the MassMutual Premier Inflation-Protected and Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 11 to the financial statements, the MassMutual Premier Value Fund’s (the “Fund”) Trustees approved the liquidation of the Fund.

Deloitte & Touche LLP

Boston, Massachusetts

November 21, 2017

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 69	Trustee	Since 2012	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	93	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Age: 59	Trustee Chairman	Since 2003 2006- 2012	Founder and sole member of PR Academy of Executive Education, LLC (since 2016); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC).	93	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Age: 63	Trustee	Since 2004	Retired.	93	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Alan Hunter, Jr. Age: 70	Chairperson Trustee	Since 2016 Since 2012	Retired.	93	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 66	Trustee	Since 2004	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	93	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Age: 65	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	95^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 55	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	93

Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Age: 72	Trustee	Since 2012	Retired.	95^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 42	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company);	93

Andrew M. Goldberg Age: 51	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 2004- 2008	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	93

Renee Hitchcock Age: 46	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).	93

Jill Nareau Robert Age: 45	Vice President and Assistant Secretary Assistant Secretary (formerly known as “Assistant Clerk”)	Since 2017 2008- 2017	Assistant Vice President and Counsel (since 2009), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).	93

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Age: 42	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).	93

Philip S. Wellman Age: 53	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	93

Eric H. Wietsma Age: 51	President Vice President	Since 2008 2006- 2008	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	93

Tina Wilson Age: 46	Vice President	Since 2016	Vice President and Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund II (open-end investment company).	93

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Joyal is an Interested Person through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2017, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Short-Duration Bond Fund	0.11%
Diversified Bond Fund	0.41%
Balanced Fund	52.12%
Value Fund	98.40%
Disciplined Value Fund	87.47%
Main Street Fund	38.04%
Disciplined Growth Fund	70.28%
Small Cap Opportunities Fund	59.16%
Global Fund	48.85%
Strategic Emerging Markets Fund	4.05%

For the year ended September 30, 2017, the following Fund(s) earned the following foreign sources of income:

Amount
Global Fund	$3,400,546
International Equity Fund	11,212,861
Strategic Emerging Markets Fund	3,879,855

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2017:

Qualified Dividend Income
Diversified Bond Fund	$12,750
Balanced Fund	1,474,158
Value Fund	1,292,523
Disciplined Value Fund	4,341,582
Main Street Fund	2,636,366
Disciplined Growth Fund	5,669,703
Small Cap Opportunities Fund	1,459,052
Global Fund	4,108,757
International Equity Fund	11,100,883
Strategic Emerging Markets Fund	2,297,970

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2017, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the U.S. Government Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, Balanced Fund, Value Fund, Disciplined Value Fund, Main Street Fund, Disciplined Growth Fund, Small Cap Opportunities Fund, Global Fund, International Equity Fund, and Strategic Emerging Markets Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibility for providing services to the respective Fund and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2016. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that, in the case of eight of the Funds, total net expense information showed the Funds to be in the first or second quartile of their peer groups (least expensive), and performance information showed the Funds to have had first or second quartile investment performance in their performance categories for the most recent one- and three-year periods. These Funds included the Diversified Bond Fund, Balanced Fund, Inflation-Protected and Income Fund, Short-Duration Bond Fund, Disciplined Value Fund, Disciplined Growth Fund, Main Street Fund, and High Yield Fund.

The Committee considered that the Small Cap Opportunities Fund had total net expenses and net advisory fees in the first comparative decile (6th and 1st percentiles, respectively), and had achieved three-year performance in the second comparative quartile (35th percentile). They considered that the Fund had experienced performance in the third comparative quartile (74th percentile) for the one-year period. They considered MML Advisers’ statements that the Fund had underperformed for the last two years, although with below median volatility, but had a quite favorable long-term performance record. The Committee determined that further inquiry was not required in light of the Fund’s performance and expenses relative to its peers.

As to the U.S. Government Money Market Fund, the Committee considered that, although the Fund had total net expenses and net advisory fees in the fourth comparative quartile (79th percentile in each case) and performance in the fourth and third comparative quartiles for the one-and three-year periods (80th and 73rd percentiles, respectively), respectively, fee and performance comparisons are difficult for money market funds due to the compression of yields in the space in recent years. The Committee considered MML Advisers’ statement that it had waived a portion of its fees into December 2016 in order to support the Fund’s yield.

The Committee considered the remaining Funds which had total net expenses in the first or second comparative quartile, but experienced one- or three-year performance in the third or fourth comparative quartile.

•	Strategic Emerging Markets Fund – The Committee considered that the Fund has experienced fourth quartile comparative performance for the three-year period (80th percentile) and third quartile comparative performance over the one-year period (59th percentile) and the Fund’s total net expenses are in the first comparative quartile (18th percentile). They also considered that the Fund’s net advisory fee was in the first comparative quartile (24th percentile). The Committee considered MML Advisers’ statement that the Fund’s underperformance was due in part to the broad market factors and that, although the Fund is on Under Review status for performance reasons, MML Advisers remains very committed to the current subadviser and portfolio management team and the strategy.

•	International Equity Fund – The Committee considered that the Fund’s total net expenses are in the second comparative quartile (34th percentile) and it net advisory fee is in the third comparative quartile (67th percentile), four basis points above the peer group median. The Committee considered that the Fund had experienced performance in the third comparative quartile for the one- and three-year periods (57th and 67th percentiles, respectively). The Committee considered Management’s statements that the Fund had top-half performance results in seven of the last 10 years and that its recent underperformance was the result of the recent market environment which had created stylistic headwinds for the Fund, and that the Adviser remains very committed to the Fund’s subadviser and its investment strategy.

•	Core Bond Fund – The Committee noted that the Fund’s total net expense ratio was in the first comparative quartile (23rd percentile), and that the Fund’s net advisory fee was in the third comparative quartile (67th percentile). The Committee considered MML Advisers’ statement that the Fund’s net advisory fee compares unfavorably relative to a number of peers because many of the Fund’s peers have implemented substantial fee waivers. The Committee considered that the Fund experienced performance in the third comparative quartile for the one- and three-year periods (62nd and 67th percentiles, respectively), and MML Advisers’ statement that the period from November 2015 through February 2016 in particular was below expectations. The Committee considered MML Advisers’ statement that the Fund’s underperformance was in substantial part due to the fact that, during the period, investment grade corporate debt, heavily favored by the Fund’s investment strategy, underperformed substantially in the energy and commodity sectors.

•

Value Fund – The Committee noted that the Fund had total net expenses and net advisory fees in the first comparative quartile (6th percentile in each case) and experienced third quartile comparative performance in the one- and three-year periods (73rd and 63rd percentiles, respectively). The Committee considered MML Advisers’ statements that, although the Fund underperformed in the most recent year thus affecting one- and three-year performance, the Fund’s performance has been

Other Information (Unaudited) (Continued)

improving under a new portfolio management team, and that MML Advisers is confident in the abilities of that team to deliver long-term favorable performance. MML Advisers noted that the Fund is, however, under review due to viability concerns because of the low level of assets in the Fund and the negative profitability of the Fund to MML Advisers.

•	Global Fund – The Committee noted that the Fund had total net expenses and net advisory fees in the first comparative quartile (10th and 24th percentiles, respectively) and that the Fund experienced third quartile comparative performance in the three-year period (58th percentile) and fourth quartile comparative performance in the one-year period (89th percentile). The Committee considered MML Advisers’ statements that much of the underperformance during the period occurred during the beginning of 2016 due to adverse performance of certain sector allocations in the Fund’s portfolio, and that the Fund had experienced substantially better performance before and after that period. The Committee considered MML Advisers’ statement that it has high conviction in the subadviser’s ability to deliver excess returns over the long term.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of the revenue (including advisory fees and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

At their meeting in September 2017, the Trustees, including the Independent Trustees, reviewed and approved proposals to make changes to the existing subadvisory agreements between MML Advisers and each of OFI Global Institutional, Inc. (“OFI Global”) for the Main Street Fund and OppenheimerFunds, Inc. (“OFI”) for the Global Fund in order to lower fees. In arriving at their decision, the Trustees discussed the fees payable to each subadviser on behalf of the applicable Fund by MML Advisers and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the amended subadvisory agreements (the “Amended Agreements”) was not excessive and the subadvisory fee amount under each Amended Agreement was fair and reasonable. In their deliberations, the Trustees were advised by independent counsel.

Each of the existing subadvisory agreements between MML Advisers and OFI for the Global Fund and between MML Advisers and OFI Global for the International Equity Fund and Strategic Emerging Markets Fund was also amended to clarify its terms with respect to foreign currency transactions.

The Amended Agreements became effective on October 1, 2017.

Prior to the votes being taken to approve the Amended Agreements discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of the contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2017

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2017:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2017.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
U.S. Government Money Market Fund
Class R5	$1,000	0.53%	$1,002.00	$2.66	$1,022.40	$2.69
Short-Duration Bond Fund
Class I	1,000	0.40%	1,016.60	2.02	1,023.10	2.03
Class R5	1,000	0.50%	1,015.60	2.53	1,022.60	2.54
Service Class	1,000	0.60%	1,014.70	3.03	1,022.10	3.04
Administrative Class	1,000	0.70%	1,014.80	3.54	1,021.60	3.55
Class A	1,000	0.95%	1,012.90	4.79	1,020.30	4.81
Class R4	1,000	0.85%	1,013.70	4.29	1,020.80	4.31
Class R3	1,000	1.10%	1,012.80	5.55	1,019.60	5.57
Inflation-Protected and Income Fund
Class I	1,000	0.46%	1,006.70	2.31	1,022.80	2.33
Class R5	1,000	0.56%	1,006.70	2.82	1,022.30	2.84
Service Class	1,000	0.66%	1,005.80	3.32	1,021.80	3.35
Administrative Class	1,000	0.76%	1,005.70	3.82	1,021.30	3.85
Class A	1,000	1.01%	1,004.90	5.08	1,020.00	5.11
Class R4	1,000	0.91%	1,004.90	4.57	1,020.50	4.61
Class R3	1,000	1.16%	1,003.90	5.83	1,019.30	5.87

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Core Bond Fund
Class I	$1,000	0.42%	$1,028.90	$2.14	$1,023.00	$2.13
Class R5	1,000	0.52%	1,028.80	2.64	1,022.50	2.64
Service Class	1,000	0.62%	1,029.00	3.15	1,022.00	3.14
Administrative Class	1,000	0.72%	1,027.30	3.66	1,021.50	3.65
Class A	1,000	0.97%	1,026.60	4.93	1,020.20	4.91
Class R4	1,000	0.87%	1,026.70	4.42	1,020.70	4.41
Class R3	1,000	1.12%	1,025.10	5.69	1,019.50	5.67
Diversified Bond Fund
Class I	1,000	0.51%	1,031.00	2.60	1,022.50	2.59
Class R5	1,000	0.61%	1,030.40	3.10	1,022.00	3.09
Service Class	1,000	0.71%	1,030.10	3.61	1,021.50	3.60
Administrative Class	1,000	0.81%	1,029.10	4.12	1,021.00	4.10
Class A	1,000	1.06%	1,028.20	5.39	1,019.80	5.37
Class R4	1,000	0.96%	1,028.40	4.88	1,020.30	4.86
Class R3	1,000	1.21%	1,027.50	6.15	1,019.00	6.12
High Yield Fund
Class I	1,000	0.55%	1,044.50	2.82	1,022.30	2.79
Class R5	1,000	0.65%	1,043.20	3.33	1,021.80	3.29
Service Class	1,000	0.75%	1,043.20	3.84	1,021.30	3.80
Administrative Class	1,000	0.85%	1,042.80	4.35	1,020.80	4.31
Class A	1,000	1.10%	1,040.60	5.63	1,019.60	5.57
Class R4	1,000	1.00%	1,042.10	5.12	1,020.10	5.06
Class R3	1,000	1.25%	1,041.20	6.40	1,018.80	6.33
Balanced Fund
Class I	1,000	0.60%	1,066.40	3.11	1,022.10	3.04
Class R5	1,000	0.70%	1,065.50	3.62	1,021.60	3.55
Service Class	1,000	0.80%	1,065.00	4.14	1,021.10	4.05
Administrative Class	1,000	0.90%	1,064.50	4.66	1,020.60	4.56
Class A	1,000	1.15%	1,063.50	5.95	1,019.30	5.82
Class R4	1,000	1.05%	1,063.90	5.43	1,019.80	5.32
Class R3	1,000	1.30%	1,062.40	6.72	1,018.60	6.58
Value Fund
Class I	1,000	0.60%	1,064.40	3.11	1,022.10	3.04
Class R5	1,000	0.70%	1,064.00	3.62	1,021.60	3.55
Service Class	1,000	0.80%	1,063.80	4.14	1,021.10	4.05
Administrative Class	1,000	0.90%	1,063.00	4.65	1,020.60	4.56
Class A	1,000	1.15%	1,061.70	5.94	1,019.30	5.82
Class R4	1,000	1.05%	1,061.80	5.43	1,019.80	5.32
Class R3	1,000	1.30%	1,060.80	6.72	1,018.60	6.58
Disciplined Value Fund
Class I	1,000	0.57%	1,049.90	2.93	1,022.20	2.89
Class R5	1,000	0.67%	1,049.80	3.44	1,021.70	3.40
Service Class	1,000	0.77%	1,049.00	3.96	1,021.20	3.90
Administrative Class	1,000	0.87%	1,048.70	4.47	1,020.70	4.41
Class A	1,000	1.12%	1,047.00	5.75	1,019.50	5.67
Class R4	1,000	1.02%	1,047.80	5.24	1,020.00	5.17
Class R3	1,000	1.27%	1,046.50	6.52	1,018.70	6.43

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Main Street Fund
Class I	$1,000	0.72%	$1,082.50	$3.76	$1,021.50	$3.65
Class R5	1,000	0.82%	1,081.60	4.28	1,021.00	4.15
Service Class	1,000	0.92%	1,080.80	4.80	1,020.50	4.66
Administrative Class	1,000	1.02%	1,079.80	5.32	1,020.00	5.17
Class A	1,000	1.27%	1,079.00	6.62	1,018.70	6.43
Class R4	1,000	1.17%	1,079.60	6.10	1,019.20	5.92
Class R3	1,000	1.42%	1,077.90	7.40	1,017.90	7.18
Disciplined Growth Fund
Class I	1,000	0.53%	1,103.40	2.79	1,022.40	2.69
Class R5	1,000	0.63%	1,103.30	3.32	1,021.90	3.19
Service Class	1,000	0.73%	1,103.00	3.85	1,021.40	3.70
Administrative Class	1,000	0.83%	1,102.10	4.37	1,020.90	4.20
Class A	1,000	1.07%	1,100.30	5.63	1,019.70	5.42
Class R4	1,000	0.98%	1,100.80	5.16	1,020.20	4.96
Class R3	1,000	1.23%	1,100.10	6.48	1,018.90	6.23
Small Cap Opportunities Fund
Class I	1,000	0.71%	1,078.20	3.70	1,021.50	3.60
Class R5	1,000	0.80%	1,078.30	4.17	1,021.10	4.05
Service Class	1,000	0.90%	1,077.80	4.69	1,020.60	4.56
Administrative Class	1,000	1.00%	1,076.90	5.21	1,020.10	5.06
Class A	1,000	1.25%	1,075.60	6.50	1,018.80	6.33
Class R4	1,000	1.15%	1,076.10	5.99	1,019.30	5.82
Class R3	1,000	1.40%	1,075.00	7.28	1,018.00	7.08
Global Fund
Class I	1,000	0.85%	1,152.70	4.59	1,020.80	4.31
Class R5	1,000	0.95%	1,152.60	5.13	1,020.30	4.81
Service Class	1,000	1.05%	1,151.60	5.66	1,019.80	5.32
Administrative Class	1,000	1.15%	1,151.30	6.20	1,019.30	5.82
Class A	1,000	1.40%	1,149.80	7.54	1,018.00	7.08
Class R4	1,000	1.30%	1,150.50	7.01	1,018.60	6.58
Class R3	1,000	1.55%	1,148.80	8.35	1,017.30	7.84
International Equity Fund
Class I	1,000	0.93%	1,135.10	4.98	1,020.40	4.71
Class R5	1,000	1.03%	1,135.10	5.51	1,019.90	5.22
Service Class	1,000	1.13%	1,133.80	6.04	1,019.40	5.72
Administrative Class	1,000	1.23%	1,133.60	6.58	1,018.90	6.23
Class A	1,000	1.48%	1,132.20	7.91	1,017.60	7.49
Class R4	1,000	1.38%	1,132.30	7.38	1,018.10	6.98
Class R3	1,000	1.63%	1,130.90	8.71	1,016.90	8.24
Strategic Emerging Markets Fund
Class I	1,000	1.05%	1,151.00	5.66	1,019.80	5.32
Class R5	1,000	1.15%	1,149.80	6.20	1,019.30	5.82
Service Class	1,000	1.25%	1,149.40	6.74	1,018.80	6.33
Administrative Class	1,000	1.35%	1,148.60	7.27	1,018.30	6.83
Class A	1,000	1.60%	1,148.00	8.62	1,017.00	8.09
Class R4	1,000	1.50%	1,147.50	8.08	1,017.50	7.59
Class R3	1,000	1.75%	1,146.80	9.42	1,016.30	8.85

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2017, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2017 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-43521-00

Item 2. Code of Ethics.

As of September 30, 2017, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2017, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2017 and 2016 were $477,407 and $491,121, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2017 and 2016. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2017 and 2016.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2017 and 2016 were $103,105 and $113,040, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2017 and 2016.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2017 and 2016. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2017 and 2016.

(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2017 and 2016 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2017 and 2016 were $13,292,326 and $3,715,481, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Premier Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	11/21/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	11/21/2017

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date	11/21/2017